UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03919
Name of Registrant:	Vanguard STAR Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2016 – October 31, 2017
Item 1: Reports to Shareholders

Annual Report | October 31, 2017

Vanguard LifeStrategy® Funds

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
LifeStrategy Income Fund.	6
LifeStrategy Conservative Growth Fund.	17
LifeStrategy Moderate Growth Fund.	28
LifeStrategy Growth Fund.	39
Your Fund’s After-Tax Returns.	52
About Your Fund’s Expenses.	54
Glossary.	56

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard’s four LifeStrategy Funds provide a broadly diversified portfolio within a single fund. Each fund has a different fixed allocation to underlying U.S. and international stock and bond index funds.

• For the 12 months ended October 31, 2017, returns for the LifeStrategy Funds ranged from 5.12% for the LifeStrategy Income Fund, which has the largest allocation to bonds, to 18.91% for the LifeStrategy Growth Fund, which has the largest allocation to stocks.

• Each fund performed in line with its composite benchmark after expenses. All the funds trailed the average return of their peer groups over the 12-month period but outperformed over the ten-year period.

• Of the funds’ four underlying investments, U.S. stocks performed best, returning about 24%. International stocks returned more than 23%. U.S. and international bonds posted returns of about 1%. Results for non-U.S. bonds included the effect of currency hedging.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard LifeStrategy Income Fund	5.12%
Income Composite Index	5.33
Income Composite Average	6.55
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Conservative Growth Fund	9.61%
Conservative Growth Composite Index	9.73
Conservative Growth Composite Average	10.55
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Moderate Growth Fund	14.14%
Moderate Growth Composite Index	14.29
Moderate Growth Composite Average	14.68
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Growth Fund	18.91%
Growth Composite Index	19.01
Growth Composite Average	18.94
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

1

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
LifeStrategy Income Fund	4.04%
Income Composite Index	4.77
Income Composite Average	3.96
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
LifeStrategy Conservative Growth Fund	4.45%
Conservative Growth Composite Index	5.13
Conservative Growth Composite Average	4.25
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
LifeStrategy Moderate Growth Fund	4.89%
Moderate Growth Composite Index	5.63
Moderate Growth Composite Average	4.76
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
LifeStrategy Growth Fund	4.99%
Growth Composite Index	5.77
Growth Composite Average	4.86
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
LifeStrategy Income Fund	0.12%	0.90%
LifeStrategy Conservative Growth Fund	0.13	0.97
LifeStrategy Moderate Growth Fund	0.14	1.05
LifeStrategy Growth Fund	0.15	1.12

The fund expense figures shown—drawn from the prospectus dated February 23, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy
Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.11% for the LifeStrategy Income Fund, 0.12% for the LifeStrategy Conservative
Growth Fund, 0.13% for the LifeStrategy Moderate Growth Fund, and 0.14% for the LifeStrategy Growth Fund.

Peer groups are the composites listed on page 1. Their expense figures are derived by applying the appropriate allocations to average expense ratios of these mutual fund peer groups: fixed income funds, general equity funds, and international funds. Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end
2016.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

LifeStrategy Income Fund

Fund Profile
As of October 31, 2017

Total Fund Characteristics
Ticker Symbol	VASIX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.12%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	56.0%
Vanguard Total International Bond
Index Fund Investor Shares	23.6
Vanguard Total Stock Market Index
Fund Investor Shares	12.2
Vanguard Total International Stock
Index Fund Investor Shares	8.2

Total Fund Volatility Measures
		Bloomberg
		Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.51
Beta	1.00	0.75

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 23, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Income Fund invests. The
LifeStrategy Income Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.11%.

6

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Income Fund	5.12%	4.27%	4.04%	$14,861
Income Composite Index	5.33	4.47	4.77	15,931
Income Composite Average	6.55	4.15	3.96	14,742
Bloomberg Barclays U.S. Aggregate
Bond Index	0.90	2.04	4.19	15,070

For a benchmark description, see the Glossary.
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

7

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

LifeStrategy Income Fund
Income Composite Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Income Fund	9/30/1994	3.28%	4.12%	2.67%	1.43%	4.10%

8

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (12.2%)
Vanguard Total Stock Market Index Fund Investor Shares	7,969,902	513,182

International Stock Fund (8.2%)
Vanguard Total International Stock Index Fund Investor Shares	19,275,541	345,225

U.S. Bond Fund (56.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	219,471,954	2,354,934

International Bond Fund (23.6%)
Vanguard Total International Bond Index Fund Investor Shares	90,595,172	992,923
Total Investment Companies (Cost $3,773,404)		4,206,264
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.246% (Cost $1)	5	1
Total Investments (100.0%) (Cost $3,773,405)		4,206,265
Other Assets and Liabilities (0.0%)
Other Assets		14,367
Liabilities		(12,926)
		1,441
Net Assets (100%)
Applicable to 270,369,050 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,207,706
Net Asset Value Per Share		$15.56

9

LifeStrategy Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	4,206,265
Receivables for Investment Securities Sold	5,280
Receivables for Accrued Income	5,622
Receivables for Capital Shares Issued	3,465
Total Assets	4,220,632
Liabilities
Payables for Investment Securities Purchased	10,421
Payables for Units Redeemed	1,717
Other Liabilities	788
Total Liabilities	12,926
Net Assets	4,207,706

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,761,309
Undistributed Net Investment Income	8,409
Accumulated Net Realized Gains	5,128
Unrealized Appreciation (Depreciation)	432,860
Net Assets	4,207,706

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	85,886
Net Investment Income—Note B	85,886
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,171
Affiliated Investment Securities Sold	6,908
Realized Net Gain (Loss)	9,079
Change in Unrealized Appreciation (Depreciation) of Investment Securities	104,791
Net Increase (Decrease) in Net Assets Resulting from Operations	199,756

See accompanying Notes, which are an integral part of the Financial Statements.

11

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	85,886	74,067
Realized Net Gain (Loss)	9,079	3,221
Change in Unrealized Appreciation (Depreciation)	104,791	73,757
Net Increase (Decrease) in Net Assets Resulting from Operations	199,756	151,045
Distributions
Net Investment Income	(85,886)	(72,597)
Realized Capital Gain[1]	(2,149)	(13,072)
Total Distributions	(88,035)	(85,669)
Capital Share Transactions
Issued	1,035,426	966,257
Issued in Lieu of Cash Distributions	82,406	80,633
Redeemed	(836,059)	(636,041)
Net Increase (Decrease) from Capital Share Transactions	281,773	410,849
Total Increase (Decrease)	393,494	476,225
Net Assets
Beginning of Period	3,814,212	3,337,987
End of Period[2]	4,207,706	3,814,212

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,599,000 and $2,254,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,409,000 and $8,222,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.14	$14.86	$14.93	$14.47	$14.73
Investment Operations
Net Investment Income	. 332[1]	.312	.309	.307	.294
Capital Gain Distributions Received	.008[1]	.012	.012	.004	.064
Net Realized and Unrealized Gain (Loss)
on Investments	.422	.323	(.021)	.535	.189
Total from Investment Operations	.762	.647	.300	.846	.547
Distributions
Dividends from Net Investment Income	(.334)	(.309)	(.309)	(.303)	(.293)
Distributions from Realized Capital Gains	(.009)	(.058)	(.061)	(.083)	(.514)
Total Distributions	(.343)	(.367)	(.370)	(.386)	(.807)
Net Asset Value, End of Period	$15.56	$15.14	$14.86	$14.93	$14.47
Total Return[2]	5.12%	4.42%	2.03%	5.95%	3.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,208	$3,814	$3,338	$3,106	$2,904
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.11%	0.12%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.09%	2.08%	2.10%	2.04%
Portfolio Turnover Rate	4%	4%	14%	12%	25%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2017, were

14

LifeStrategy Income Fund

borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,192,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $11,263,000 of ordinary income and $2,497,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $3,773,405,000. Net unrealized appreciation of investment securities for tax purposes was $432,860,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	67,983	64,466
Issued in Lieu of Cash Distributions	5,442	5,429
Redeemed	(55,033)	(42,573)
Net Increase (Decrease) in Shares Outstanding	18,392	27,322

15

LifeStrategy Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	944	NA1	NA1	1	—	6	—	1
Vanguard Total
Bond Market II
Index Fund	2,140,175	304,593	53,117	(47)	(36,670)	52,822	2,171	2,354,934
Vanguard Total
International Bond
Index Fund	912,300	87,976	3,123	—	(4,230)	15,680	—	992,923
Vanguard Total
International Stock
Index Fund	304,585	9,567	28,540	(495)	60,108	8,643	—	345,225
Vanguard Total
Stock Market
Index Fund	457,123	51,108	88,081	7,449	85,583	8,735	—	513,182
Total	3,815,127	453,244	172,861	6,908	104,791	85,886	2,171	4,206,265
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

16

LifeStrategy Conservative Growth Fund

Fund Profile
As of October 31, 2017

Total Fund Characteristics
Ticker Symbol	VSCGX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	41.9%
Vanguard Total Stock Market Index
Fund Investor Shares	24.2
Vanguard Total International Bond
Index Fund Investor Shares	17.7
Vanguard Total International Stock
Index Fund Investor Shares	16.2

Total Fund Volatility Measures
	Conservative	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.72
Beta	0.98	0.35

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 23, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Conservative Growth Fund invests.
The LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.12%.

17

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Conservative Growth Fund	9.61%	6.41%	4.45%	$15,456
Conservative Growth Composite Index	9.73	6.58	5.13	16,499
Conservative Growth Composite
Average	10.55	6.07	4.25	15,164
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

For a benchmark description, see the Glossary.
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

18

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

LifeStrategy Conservative Growth Fund
Conservative Growth Composite Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Conservative
Growth Fund	9/30/1994	7.01%	6.13%	2.57%	1.94%	4.51%

19

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (24.2%)
Vanguard Total Stock Market Index Fund Investor Shares	35,247,913	2,269,613

International Stock Fund (16.2%)
Vanguard Total International Stock Index Fund Investor Shares	84,430,649	1,512,153

U.S. Bond Fund (41.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	365,434,280	3,921,110

International Bond Fund (17.7%)
Vanguard Total International Bond Index Fund Investor Shares	151,305,828	1,658,312
Total Investment Companies (Cost $7,323,518)		9,361,188
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.246% (Cost $1,980)	19,796	1,980
Total Investments (100.0%) (Cost $7,325,498)		9,363,168
Other Assets and Liabilities (0.0%)
Other Assets		35,086
Liabilities		(33,629)
		1,457
Net Assets (100%)
Applicable to 471,692,751 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,364,625
Net Asset Value Per Share		$19.85

20

LifeStrategy Conservative Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	9,363,168
Receivables for Investment Securities Sold	18,478
Receivables for Capital Shares Issued	7,257
Receivables for Accrued Income	9,313
Other Assets	38
Total Assets	9,398,254
Liabilities
Payables for Investment Securities Purchased	29,313
Payables for Capital Shares Redeemed	4,316
Total Liabilities	33,629
Net Assets	9,364,625

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,289,375
Undistributed Net Investment Income	13,522
Accumulated Net Realized Gains	24,058
Unrealized Appreciation (Depreciation)	2,037,670
Net Assets	9,364,625

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

21

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	189,621
Other Income	38
Net Investment Income—Note B	189,659
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,612
Affiliated Investment Securities Sold	28,149
Realized Net Gain (Loss)	31,761
Change in Unrealized Appreciation (Depreciation) of Investment Securities	579,368
Net Increase (Decrease) in Net Assets Resulting from Operations	800,788

See accompanying Notes, which are an integral part of the Financial Statements.

22

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	189,659	165,741
Realized Net Gain (Loss)	31,761	20,765
Change in Unrealized Appreciation (Depreciation)	579,368	134,423
Net Increase (Decrease) in Net Assets Resulting from Operations	800,788	320,929
Distributions
Net Investment Income	(189,268)	(164,082)
Realized Capital Gain[1]	(17,334)	(75,632)
Total Distributions	(206,602)	(239,714)
Capital Share Transactions
Issued	1,829,116	1,455,397
Issued in Lieu of Cash Distributions	196,668	229,609
Redeemed	(1,400,626)	(1,219,482)
Net Increase (Decrease) from Capital Share Transactions	625,158	465,524
Total Increase (Decrease)	1,219,344	546,739
Net Assets
Beginning of Period	8,145,281	7,598,542
End of Period[2]	9,364,625	8,145,281

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $6,572,000 and $7,480,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,522,000 and $13,131,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.55	$18.36	$18.86	$18.04	$17.21
Investment Operations
Net Investment Income	. 417[1]	.389	.385	.395	.369
Capital Gain Distributions Received	.008[1]	.012	.018	.005	.055
Net Realized and Unrealized Gain (Loss)
on Investments	1.332	.358	(.057)	.905	1.109
Total from Investment Operations	1.757	.759	.346	1.305	1.533
Distributions
Dividends from Net Investment Income	(.418)	(.387)	(.385)	(.391)	(.367)
Distributions from Realized Capital Gains	(.039)	(.182)	(.461)	(.094)	(.336)
Total Distributions	(.457)	(.569)	(.846)	(.485)	(.703)
Net Asset Value, End of Period	$19.85	$18.55	$18.36	$18.86	$18.04
Total Return[2]	9.61%	4.24%	1.86%	7.34%	9.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,365	$8,145	$7,599	$7,259	$8,644
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.13%	0.13%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.13%	2.07%	2.12%	2.12%
Portfolio Turnover Rate	6%	9%	16%	15%	19%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

24

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2017,

25

LifeStrategy Conservative Growth Fund

were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,787,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $23,823,000 of ordinary income and $13,757,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $7,325,498,000. Net unrealized appreciation of investment securities for tax purposes was $2,037,670,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	95,818	79,562
Issued in Lieu of Cash Distributions	10,377	12,653
Redeemed	(73,513)	(66,983)
Net Increase (Decrease) in Shares Outstanding	32,682	25,232

26

LifeStrategy Conservative Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1	NA1	NA1	1	1	12	—	1,980
Vanguard Total
Bond Market II
Index Fund	3,433,209	699,377	154,639	131	(56,968)	87,476	3,612	3,921,110
Vanguard Total
International Bond
Index Fund	1,462,494	201,742	—	—	(5,924)	25,516	—	1,658,312
Vanguard Total
International Stock
Index Fund	1,299,745	68,162	120,194	1,750	262,690	38,032	—	1,512,153
Vanguard Total
Stock Market
Index Fund	1,948,354	121,584	206,161	26,267	379,569	38,585	—	2,269,613
Total	8,143,803	1,090,865	480,994	28,149	579,368	189,621	3,612	9,363,168
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

27

LifeStrategy Moderate Growth Fund

Fund Profile
As of October 31, 2017

Total Fund Characteristics
Ticker Symbol	VSMGX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.14%

Total Fund Volatility Measures
	Moderate	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.87
Beta	0.97	0.55

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	36.0%
Vanguard Total Bond Market II
Index Fund Investor Shares	27.9
Vanguard Total International Stock
Index Fund Investor Shares	24.3
Vanguard Total International Bond
Index Fund Investor Shares	11.8

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 23, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Moderate Growth Fund invests. The
LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.13%.

28

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Moderate Growth Fund	14.14%	8.50%	4.89%	$16,123
Moderate Growth Composite Index	14.29	8.69	5.63	17,299
Moderate Growth Composite Average	14.68	7.97	4.76	15,915
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

For a benchmark description, see the Glossary.
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

29

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

LifeStrategy Moderate Growth Fund
Moderate Growth Composite Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Moderate
Growth Fund	9/30/1994	10.86%	8.08%	2.46%	2.50%	4.96%

30

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.0%)
Vanguard Total Stock Market Index Fund Investor Shares	87,869,339	5,657,907

International Stock Fund (24.3%)
Vanguard Total International Stock Index Fund Investor Shares	213,726,023	3,827,833

U.S. Bond Fund (27.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	409,295,929	4,391,745

International Bond Fund (11.8%)
Vanguard Total International Bond Index Fund Investor Shares	168,825,231	1,850,324
Total Investment Companies (Cost $10,974,442)		15,727,809
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.246% (Cost $3)	26	3
Total Investments (100.0%) (Cost $10,974,445)		15,727,812
Other Assets and Liabilities (0.0%)
Other Assets		42,778
Liabilities		(42,045)
		733
Net Assets (100%)
Applicable to 584,620,898 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		15,728,545
Net Asset Value Per Share		$26.90

31

LifeStrategy Moderate Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	15,727,812
Receivables for Investment Securities Sold	22,464
Receivables for Capital Shares Issued	9,901
Receivables for Accrued Income	10,413
Total Assets	15,770,590
Liabilities
Payables for Investment Securities Purchased	30,412
Payables for Capital Shares Redeemed	9,921
Other Liabilities	1,712
Total Liabilities	42,045
Net Assets	15,728,545

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	10,862,487
Undistributed Net Investment Income	87,197
Accumulated Net Realized Gains	25,494
Unrealized Appreciation (Depreciation)	4,753,367
Net Assets	15,728,545

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

32

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	315,279
Net Investment Income—Note B	315,279
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,908
Affiliated Investment Securities Sold	34,449
Realized Net Gain (Loss)	38,357
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,558,953
Net Increase (Decrease) in Net Assets Resulting from Operations	1,912,589

See accompanying Notes, which are an integral part of the Financial Statements.

33

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	315,279	270,875
Realized Net Gain (Loss)	38,357	14,078
Change in Unrealized Appreciation (Depreciation)	1,558,953	202,038
Net Increase (Decrease) in Net Assets Resulting from Operations	1,912,589	486,991
Distributions
Net Investment Income	(305,537)	(264,129)
Realized Capital Gain[1]	(5,750)	(202,473)
Total Distributions	(311,287)	(466,602)
Capital Share Transactions
Issued	3,174,281	2,348,287
Issued in Lieu of Cash Distributions	300,017	452,556
Redeemed	(2,441,825)	(2,002,585)
Net Increase (Decrease) from Capital Share Transactions	1,032,473	798,258
Total Increase (Decrease)	2,633,775	818,647
Net Assets
Beginning of Period	13,094,770	12,276,123
End of Period[2]	15,728,545	13,094,770

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $4,819,000 and $9,297,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $87,197,000 and $77,455,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.10	$24.08	$24.32	$22.90	$20.84
Investment Operations
Net Investment Income	. 556[1]	.509	.501	.498	.475
Capital Gain Distributions Received	.007[1]	.010	.017	.004	.044
Net Realized and Unrealized Gain (Loss)
on Investments	2.795	.398	(.099)	1.462	2.430
Total from Investment Operations	3.358	.917	.419	1.964	2.949
Distributions
Dividends from Net Investment Income	(.547)	(.505)	(.501)	(.479)	(.522)
Distributions from Realized Capital Gains	(.011)	(.392)	(.158)	(.065)	(.367)
Total Distributions	(.558)	(.897)	(.659)	(.544)	(.889)
Net Asset Value, End of Period	$26.90	$24.10	$24.08	$24.32	$22.90
Total Return[2]	14.14%	3.96%	1.71%	8.67%	14.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,729	$13,095	$12,276	$11,765	$10,728
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.16%	2.07%	2.12%	2.19%
Portfolio Turnover Rate	6%	9%	16%	12%	15%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

35

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2017,

36

LifeStrategy Moderate Growth Fund

were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $9,655,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $98,722,000 of ordinary income and $13,970,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $10,974,445,000. Net unrealized appreciation of investment securities for tax purposes was $4,753,367,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	125,296	99,506
Issued in Lieu of Cash Distributions	12,082	19,378
Redeemed	(96,207)	(85,271)
Net Increase (Decrease) in Shares Outstanding	41,171	33,613

37

LifeStrategy Moderate Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	4,899	NA1	NA1	(2)	—	25	—	3
Vanguard Total
Bond Market II
Index Fund	3,683,546	1,028,152	260,249	—	(59,704)	96,987	3,908	4,391,745
Vanguard Total
International Bond
Index Fund	1,561,650	293,751	—	—	(5,077)	27,809	—	1,850,324
Vanguard Total
International Stock
Index Fund	3,137,539	229,061	197,503	2,234	656,502	94,787	—	3,827,833
Vanguard Total
Stock Market
Index Fund	4,712,417	369,525	423,484	32,217	967,232	95,671	—	5,657,907
Total	13,100,051	1,920,489	881,236	34,449	1,558,953	315,279	3,908	15,727,812
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

38

LifeStrategy Growth Fund

Fund Profile
As of October 31, 2017

Total Fund Characteristics
Ticker Symbol	VASGX
30-Day SEC Yield	2.02%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	48.0%
Vanguard Total International Stock
Index Fund Investor Shares	32.0
Vanguard Total Bond Market II
Index Fund Investor Shares	14.1
Vanguard Total International Bond
Index Fund Investor Shares	5.9

Total Fund Volatility Measures
		DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	0.97	0.75

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 23, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Growth Fund invests. The
LifeStrategy Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.14%.

39

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Growth Fund	18.91%	10.56%	4.99%	$16,268
Growth Composite Index	19.01	10.76	5.77	17,522
Growth Composite Average	18.94	9.88	4.86	16,072
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

For a benchmark description, see the Glossary.
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

40

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

LifeStrategy Growth Fund
Growth Composite Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Growth Fund	9/30/1994	14.77%	10.01%	2.31%	2.75%	5.06%

41

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.0%)
Vanguard Total Stock Market Index Fund Investor Shares	108,407,424	6,980,354

International Stock Fund (32.0%)
Vanguard Total International Stock Index Fund Investor Shares	259,697,053	4,651,174

U.S. Bond Fund (14.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	190,413,636	2,043,138

International Bond Fund (5.9%)
Vanguard Total International Bond Index Fund Investor Shares	78,278,716	857,935
Total Investment Companies (Cost $9,134,465)		14,532,601
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.246% (Cost $116)	1,159	116
Total Investments (100.0%) (Cost $9,134,581)		14,532,717
Other Assets and Liabilities (0.0%)
Other Assets		30,484
Liabilities		(28,905)
		1,579
Net Assets (100%)
Applicable to 438,997,254 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,534,296
Net Asset Value Per Share		$33.11

42

LifeStrategy Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	14,532,717
Receivables for Investment Securities Sold	19,853
Receivables for Capital Shares Issued	5,812
Receivables for Accrued Income	4,819
Total Assets	14,563,201
Liabilities
Payables for Investment Securities Purchased	24,818
Payables for Capital Shares Redeemed	4,087
Total Liabilities	28,905
Net Assets	14,534,296

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	9,057,795
Undistributed Net Investment Income	72,080
Accumulated Net Realized Gains	6,285
Unrealized Appreciation (Depreciation)	5,398,136
Net Assets	14,534,296

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

43

LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	289,809
Net Investment Income—Note B	289,809
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,794
Affiliated Investment Securities Sold	11,176
Realized Net Gain (Loss)	12,970
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,984,249
Net Increase (Decrease) in Net Assets Resulting from Operations	2,287,028

See accompanying Notes, which are an integral part of the Financial Statements.

44

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	289,809	250,216
Realized Net Gain (Loss)	12,970	6,308
Change in Unrealized Appreciation (Depreciation)	1,984,249	149,740
Net Increase (Decrease) in Net Assets Resulting from Operations	2,287,028	406,264
Distributions
Net Investment Income	(283,256)	(242,906)
Realized Capital Gain[1]	(1,435)	(252,657)
Total Distributions	(284,691)	(495,563)
Capital Share Transactions
Issued	2,321,175	1,776,294
Issued in Lieu of Cash Distributions	277,084	484,265
Redeemed	(1,984,845)	(1,490,332)
Net Increase (Decrease) from Capital Share Transactions	613,414	770,227
Total Increase (Decrease)	2,615,751	680,928
Net Assets
Beginning of Period	11,918,545	11,237,617
End of Period[2]	14,534,296	11,918,545

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,435,000 and $11,088,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $72,080,000 and $65,527,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.47	$28.74	$29.12	$27.07	$23.36
Investment Operations
Net Investment Income	. 673[1]	.611	.598	.599	.569
Capital Gain Distributions Received	.004[1]	.006	.012	.002	.025
Net Realized and Unrealized Gain (Loss)
on Investments	4.632	.354	(.207)	2.085	4.013
Total from Investment Operations	5.309	.971	.403	2.686	4.607
Distributions
Dividends from Net Investment Income	(.666)	(.603)	(.595)	(.582)	(.631)
Distributions from Realized Capital Gains	(.003)	(.638)	(.188)	(.054)	(.266)
Total Distributions	(.669)	(1.241)	(.783)	(.636)	(.897)
Net Asset Value, End of Period	$33.11	$28.47	$28.74	$29.12	$27.07
Total Return[2]	18.91%	3.54%	1.35%	10.02%	20.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,534	$11,919	$11,238	$10,630	$9,787
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.15%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.20%	2.06%	2.14%	2.27%
Portfolio Turnover Rate	6%	5%	13%	10%	9%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

46

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2017,

47

LifeStrategy Growth Fund

were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,378,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $78,365,000 of ordinary income available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $9,134,581,000. Net unrealized appreciation of investment securities for tax purposes was $5,398,136,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	75,824	63,929
Issued in Lieu of Cash Distributions	9,256	17,521
Redeemed	(64,716)	(53,799)
Net Increase (Decrease) in Shares Outstanding	20,364	27,651

48

LifeStrategy Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,545	NA1	NA1	(1)	—	22	—	116
Vanguard Total
International Bond
Index Fund	711,950	148,219	—	—	(2,234)	12,771	—	857,935
Vanguard Total
International Stock
Index Fund	3,832,652	244,285	226,167	(1,184)	801,588	114,996	—	4,651,174
Vanguard Total
Bond Market II
Index Fund	1,681,680	538,632	150,604	4	(26,574)	44,553	1,794	2,043,138
Vanguard Total
Stock Market
Index Fund	5,693,519	414,932	351,923	12,357	1,211,469	117,467	—	6,980,354
Total	11,921,346	1,346,068	728,694	11,176	1,984,249	289,809	1,794	14,532,717
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (constituting separate portfolios of Vanguard STAR Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	1,557
LifeStrategy Conservative Growth Fund	13,503
LifeStrategy Moderate Growth Fund	6,219
LifeStrategy Growth Fund	0

50

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	15,254
LifeStrategy Conservative Growth Fund	66,368
LifeStrategy Moderate Growth Fund	158,289
LifeStrategy Growth Fund	190,008

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
LifeStrategy Income Fund	6.7%
LifeStrategy Conservative Growth Fund	16.6
LifeStrategy Moderate Growth Fund	25.0
LifeStrategy Growth Fund	33.7

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
LifeStrategy Income Fund	24,562	671
LifeStrategy Conservative Growth Fund	65,594	2,784
LifeStrategy Moderate Growth Fund	128,528	6,800
LifeStrategy Growth Fund	135,540	8,169

Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

51

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	5.12%	4.27%	4.04%
Returns After Taxes on Distributions	4.18	3.21	2.97
Returns After Taxes on Distributions and Sale of Fund Shares	2.96	2.94	2.78

	One	Five	Ten
	Year	Years	Years
LifeStrategy Conservative Growth Fund
Returns Before Taxes	9.61%	6.41%	4.45%
Returns After Taxes on Distributions	8.68	5.31	3.47
Returns After Taxes on Distributions and Sale of Fund Shares	5.60	4.66	3.17

	One	Five	Ten
	Year	Years	Years
LifeStrategy Moderate Growth Fund
Returns Before Taxes	14.14%	8.50%	4.89%
Returns After Taxes on Distributions	13.31	7.56	4.08
Returns After Taxes on Distributions and Sale of Fund Shares	8.21	6.42	3.62

52

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2017

	One	Five	Ten
	Year	Years	Years
LifeStrategy Growth Fund
Returns Before Taxes	18.91%	10.56%	4.99%
Returns After Taxes on Distributions	18.15	9.68	4.33
Returns After Taxes on Distributions and Sale of Fund Shares	11.00	8.16	3.79

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each LifeStrategy Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$1,034.09	$0.56
LifeStrategy Conservative Growth Fund	$1,000.00	$1,048.44	$0.62
LifeStrategy Moderate Growth Fund	$1,000.00	$1,065.28	$0.68
LifeStrategy Growth Fund	$1,000.00	$1,082.82	$0.74
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.51	$0.56
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.46	$0.61
LifeStrategy Moderate Growth Fund	$1,000.00	$1,024.41	$0.66
LifeStrategy Growth Fund	$1,000.00	$1,024.36	$0.71

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.11%, 0.12%,
0.13%, and 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

55

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Conservative Growth Composite Average: Weighted 60% fixed income funds average, 28% general equity funds average, and 12% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

56

Conservative Growth Composite Index: Weighted 42% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% CRSP US Total Market Index, 18% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 16% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% CRSP US Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index through June 30, 2015; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013; 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 12% MSCI ACWI ex USA IMI Index through November 30, 2011; 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 35% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through December 15, 2010; 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Citigroup 3-Month Treasury Bill Index, and 5% MSCI EAFE Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Growth Composite Average: Weighted 56% general equity funds average, 24% international funds average, and 20% fixed income funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Growth Composite Index: Weighted 48% CRSP US Total Market Index, 32% FTSE Global All Cap ex US Index, 14% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 6% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 56% CRSP US Total Market Index, 24% FTSE Global All Cap ex US Index, 16% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 4% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 56% MSCI US Broad Market Index, 24% MSCI ACWI ex USA IMI Index, and 20% Bloomberg Barclays U.S. Aggregate Float Adjusted Index through June 2, 2013; 65% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 15% MSCI EAFE Index through December 15, 2010; and 65% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

Income Composite Average: Weighted 80% fixed income funds average, 14% general equity funds average, and 6% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

57

Income Composite Index: Weighted 56% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 12% CRSP US Total Market Index, and 8% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 64% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 16% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 14% CRSP US Total Market Index, and 6% FTSE Global All Cap ex US Index through June 30, 2015; 80% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through June 2, 2013; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through November 30, 2011; 60% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 20% MSCI US Broad Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through December 15, 2010; 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through April 22, 2005; and 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Citigroup 3-Month Treasury Bill Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Moderate Growth Composite Average: Weighted 42% general equity funds average, 40% fixed income funds average, and 18% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Moderate Growth Composite Index: Weighted 36% CRSP US Total Market Index, 28% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 42% CRSP US Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 42% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013; 50% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 10% MSCI EAFE Index through December 15, 2010; and 50% Dow Jones U.S. Total Stock Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

58

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and Bloomberg Barclays Global
Aggregate ex-USD Float Adjusted RIC Capped Index (the Indices or Bloomberg Barclays Indices).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the LifeStrategy Funds (including the Total Bond Market II Index Fund and Total International Bond Index
Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the LifeStrategy
Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the LifeStrategy Funds.
Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the LifeStrategy
Funds or the owners of the LifeStrategy Funds.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the LifeStrategy Funds. Investors acquire the LifeStrategy Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the LifeStrategy Funds. The LifeStrategy Funds are not sponsored, endorsed, sold or promoted by
Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the LifeStrategy Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the LifeStrategy Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the LifeStrategy Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the LifeStrategy Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the LifeStrategy Funds.

59

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the LifeStrategy Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the LifeStrategy Funds, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD
PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS
OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR
PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND
NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT,
DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE
POSSIBLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED
THEREIN OR WITH RESPECT TO THE LIFESTRATEGY FUNDS.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2017 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

60

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122017

Annual Report | October 31, 2017

Vanguard STAR® Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	6
Performance Summary.	7
Financial Statements.	9
Your Fund’s After-Tax Returns.	18
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2017, Vanguard STAR Fund returned 16.96%, compared with 14.94% for its composite benchmark and 15.02% for the composite average return of its peer funds.

• As a “fund of funds,” the STAR Fund reflects the combined results of its 11 underlying actively managed Vanguard funds. Of those, the eight stock funds made up about 63% of fund assets.

• The returns of the six underlying U.S. stock funds ranged from more than 19% to about 31%. The two international stock funds returned about 24% and about 35%.

• The returns of the three U.S. bond funds, which constitute the remainder of the STAR Fund’s holdings, were far lower—ranging from close to 0% to more than 4%—as growing optimism about the economy led U.S. Treasury bond prices to decline and yields to rise. Corporate bond prices fared better.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard STAR Fund	16.96%
STAR Composite Index	14.94
STAR Composite Average	15.02
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
STAR Fund	6.07%
STAR Composite Index	5.74
STAR Composite Average	4.51
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
STAR Fund	0.32%	1.05%

The acquired fund fees and expenses—drawn from the prospectus dated February 23, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR
Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.32%.

The peer group is the STAR Composite Average, which is derived by weighting the average expense ratios of the following mutual fund groups: general equity funds (43.75%), fixed income funds (25%), 1–5 year investment-grade funds (12.5%), and international funds
(18.75%). Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2017
	Percentage of
	STAR Fund
Vanguard Fund	Assets	Total Returns
Vanguard Windsor™ II Fund Investor Shares	13.9%	19.60%
Vanguard Long-Term Investment-Grade Fund Investor
Shares	12.4	4.61
Vanguard GNMA Fund Investor Shares	12.3	0.22
Vanguard Short-Term Investment-Grade Fund Investor
Shares	12.3	1.33
Vanguard International Growth Fund Investor Shares	9.5	35.25
Vanguard International Value Fund	9.5	24.33
Vanguard Windsor Fund Investor Shares	7.6	24.53
Vanguard U.S. Growth Fund Investor Shares	6.2	27.26
Vanguard Morgan™ Growth Fund Investor Shares	6.2	29.45
Vanguard PRIMECAP Fund Investor Shares	6.2	30.93
Vanguard Explorer™ Fund Investor Shares	3.9	27.10
Combined	100.0%	16.96%

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

STAR Fund

Fund Profile
As of October 31, 2017

Total Fund Characteristics
Ticker Symbol	VGSTX
30-Day SEC Yield	1.91%
Acquired Fund Fees and Expenses[1]	0.32%

Allocation to Underlying Vanguard Funds
Vanguard Windsor II Fund Investor
Shares	13.9%
Vanguard Long-Term
Investment-Grade Fund Investor
Shares	12.4
Vanguard GNMA Fund Investor
Shares	12.3
Vanguard Short-Term
Investment-Grade Fund Investor
Shares	12.3
Vanguard International Growth
Fund Investor Shares	9.5
Vanguard International Value Fund	9.5
Vanguard Windsor Fund Investor
Shares	7.6
Vanguard U.S. Growth Fund
Investor Shares	6.2
Vanguard Morgan Growth Fund
Investor Shares	6.2
Vanguard PRIMECAP Fund Investor
Shares	6.2
Vanguard Explorer Fund Investor
Shares	3.9

Total Fund Volatility Measures
		DJ
	STAR	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.88
Beta	1.07	0.63

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 23, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were
0.32%.

6

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
STAR Fund	16.96%	9.74%	6.07%	$18,021
STAR Composite Index	14.94	8.86	5.74	17,469
STAR Composite Average	15.02	8.07	4.51	15,545
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

7

STAR Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

STAR Fund
STAR Composite Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
STAR Fund	3/29/1985	13.27%	9.39%	2.51%	3.61%	6.12%

8

STAR Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (43.9%)
Vanguard Windsor II Fund Investor Shares	76,113,214	2,953,954
Vanguard Windsor Fund Investor Shares	69,589,238	1,626,996
Vanguard U.S. Growth Fund Investor Shares	35,417,515	1,319,303
Vanguard Morgan Growth Fund Investor Shares	42,713,008	1,317,269
Vanguard PRIMECAP Fund Investor Shares	9,995,140	1,301,267
Vanguard Explorer Fund Investor Shares	8,045,212	821,416
		9,340,205
International Stock Funds (19.0%)
Vanguard International Growth Fund Investor Shares	67,998,050	2,024,982
Vanguard International Value Fund	51,572,153	2,024,723
		4,049,705
U.S. Bond Funds (37.1%)
Vanguard Long-Term Investment-Grade Fund Investor Shares	248,223,780	2,633,654
Vanguard GNMA Fund Investor Shares	249,776,473	2,625,151
Vanguard Short-Term Investment-Grade Fund Investor Shares	245,181,413	2,620,990
		7,879,795
Total Investment Companies (Cost $13,492,685)		21,269,705
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.246% (Cost $0)	3	—
Total Investments (100.0%) (Cost $13,492,685)		21,269,705
Other Assets and Liabilities (0.0%)
Other Assets		25,644
Liabilities		(25,598)
		46
Net Assets (100%)
Applicable to 783,495,201 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,269,751
Net Asset Value Per Share		$27.15

9

STAR Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	21,269,705
Receivables for Investment Securities Sold	3,201
Receivables for Capital Shares Issued	3,775
Receivables for Accrued Income	18,668
Total Assets	21,295,349
Liabilities
Payables for Investment Securities Purchased	18,633
Payables for Capital Shares Redeemed	5,759
Other Liabilities	1,206
Total Liabilities	25,598
Net Assets	21,269,751

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	12,914,036
Undistributed Net Investment Income	77,928
Accumulated Net Realized Gains	500,767
Unrealized Appreciation (Depreciation)	7,777,020
Net Assets	21,269,751

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

STAR Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	394,027
Other Income	34
Net Investment Income—Note B	394,061
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	367,561
Affiliated Investment Securities Sold	209,008
Realized Net Gain (Loss)	576,569
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,138,432
Net Increase (Decrease) in Net Assets Resulting from Operations	3,109,062

See accompanying Notes, which are an integral part of the Financial Statements.

11

STAR Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	394,061	360,114
Realized Net Gain (Loss)	576,569	520,569
Change in Unrealized Appreciation (Depreciation)	2,138,432	(213,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,109,062	667,327
Distributions
Net Investment Income	(384,190)	(364,214)
Realized Capital Gain[1]	(485,527)	(621,917)
Total Distributions	(869,717)	(986,131)
Capital Share Transactions
Issued	1,457,351	1,245,359
Issued in Lieu of Cash Distributions	830,084	945,181
Redeemed	(1,972,459)	(1,986,490)
Net Increase (Decrease) from Capital Share Transactions	314,976	204,050
Total Increase (Decrease)	2,554,321	(114,754)
Net Assets
Beginning of Period	18,715,430	18,830,184
End of Period[2]	21,269,751	18,715,430

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $44,222,000 and $53,653,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $77,928,000 and $68,057,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

STAR Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.32	$24.76	$25.27	$23.66	$20.62
Investment Operations
Net Investment Income	. 503[1]	.470	.523	.486	.460
Capital Gain Distributions Received	. 470[1]	.683	.319	.296	.106
Net Realized and Unrealized Gain (Loss)
on Investments	2.993	(.293)	(.329)	1.458	2.951
Total from Investment Operations	3.966	.860	.513	2.240	3.517
Distributions
Dividends from Net Investment Income	(. 499)	(. 477)	(. 530)	(. 472)	(. 453)
Distributions from Realized Capital Gains	(. 637)	(. 823)	(. 493)	(.158)	(. 024)
Total Distributions	(1.136)	(1.300)	(1.023)	(.630)	(.477)
Net Asset Value, End of Period	$27.15	$24.32	$24.76	$25.27	$23.66
Total Return[2]	16.96%	3.68%	2.03%	9.61%	17.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,270	$18,715	$18,830	$18,745	$17,180
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.32%	0.32%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.95%	2.06%	1.97%	2.08%
Portfolio Turnover Rate	7%	12%	8%	6%	9%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

14

STAR Fund

ended October 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $35,826,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $148,247,000 of ordinary income and $430,447,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $13,492,685,000. Net unrealized appreciation of investment securities for tax purposes was $7,777,020,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	57,536	52,699
Issued in Lieu of Cash Distributions	34,614	40,178
Redeemed	(78,209)	(83,868)
Net Increase (Decrease) in Shares Outstanding	13,941	9,009

15

STAR Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	—	—	4	—	—
Vanguard Explorer
Fund	691,544	30,678	49,477	174	148,497	2,510	28,169	821,416
Vanguard GNMA
Fund	2,364,483	344,339	13,623	(24)	(70,024)	61,756	16,102	2,625,151
Vanguard
International
Growth Fund	1,749,260	89,003	372,603	83,680	475,642	21,841	—	2,024,982
Vanguard
International
Value Fund	1,756,532	47,590	151,835	14,723	357,713	39,663	—	2,024,723
Vanguard
Long-Term
Investment-Grade
Fund	2,309,911	375,609	40,292	—	(11,574)	101,336	36,139	2,633,654
Vanguard Morgan
Growth Fund	1,130,606	61,168	129,577	13,241	241,831	9,200	51,968	1,317,269
Vanguard
PRIMECAP Fund	1,126,861	54,820	151,779	47,289	224,076	14,018	40,803	1,301,267
Vanguard
Short-Term
Investment-Grade
Fund	2,365,141	282,693	11,937	(8)	(14,899)	47,693	2,853	2,620,990
Vanguard
U.S. Growth
Fund	1,123,439	18,826	104,753	17,305	264,486	4,575	12,115	1,319,303
Vanguard
Windsor Fund	1,439,463	73,210	147,336	16,433	245,226	29,586	40,363	1,626,996
Vanguard
Windsor II Fund	2,656,979	225,351	222,029	16,195	277,458	61,845	139,049	2,953,954
Total	18,714,219	1,603,287	1,395,241	209,008	2,138,432	394,027	367,561	21,269,705
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to
October 31, 2017, that would require recognition or disclosure in these financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard STAR Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $472,149,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $183,753,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 18.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $66,468,000 and foreign taxes paid of $4,965,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

17

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.96%	9.74%	6.07%
Returns After Taxes on Distributions	15.41	8.52	4.91
Returns After Taxes on Distributions and Sale of Fund Shares	10.16	7.31	4.44

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,081.77	$1.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the STAR Fund invests.
The STAR Fund’s annualized expense figure for the period is 0.32%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

21

Benchmark Information

STAR Composite Average: 62.5% general equity funds average, 25% fixed income funds average, and 12.5% money market funds average through December 31, 2002; 50% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average through September 30, 2010; and 43.75%
general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 18.75% international funds average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

STAR Composite Index: 62.5% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg
Barclays U.S. Aggregate Bond Index, and 12.5% Citigroup 3 Month U.S. Treasury Bill Index
through December 31, 2002; 50% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg
Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond
Index, and 12.5% MSCI EAFE Index through April 22, 2005; 50% MSCI US Broad Market Index,
25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year
Credit Bond Index, and 12.5% MSCI EAFE Index through September 30, 2010; and 43.75% MSCI
US Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg
Barclays U.S. 1–5 Year Credit Bond Index, and 18.75% MSCI All Country World Index ex USA
thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

22

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
U.S. Aggregate Bond Index and Bloomberg Barclays U.S. 1–5 Year Credit Bond Index (the Indices or Bloomberg
Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the STAR Fund (including the Long-Term Investment-Grade Fund, GNMA Fund, and Short-Term Investment-
Grade Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the STAR
Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the STAR Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the STAR Fund or the owners of the STAR Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the STAR Fund. Investors acquire the STAR Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the
STAR Fund. The STAR Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the STAR
Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the STAR Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the STAR Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the STAR Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any
obligation or liability in connection with administration, marketing or trading of the STAR Fund.

23

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the STAR Fund, investors or other third parties. In addition, the licensing agreement between
Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the
STAR Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD
PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS
OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR
PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND
NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT,
DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE
POSSIBLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED
THEREIN OR WITH RESPECT TO THE STAR FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122017

Annual Report | October 31, 2017

Vanguard Total International
Stock Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	6
Performance Summary.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Global stocks rallied over the 12 months ended October 31, 2017, amid steady economic growth, accommodative monetary policies, and benign inflation.

• For the fiscal year, Vanguard Total International Stock Index Fund’s Investor Shares returned 23.70%. The result tracked its benchmark index and modestly bested the average return of its peer group.

• European markets recorded the highest returns at 28%, helped in part by the rising value of the euro and British pound against the U.S. dollar, which boosted results for U.S. investors.

• In the Pacific region, markets returned 21%, with South Korean stocks soaring 37%.

Emerging markets returned 22%; the biggest contributions came from China, Taiwan, and India.

• All ten industry sectors generated positive results, with nine returning at least 14%.

Financials and industrials had the biggest impact on results. Technology companies posted the highest return (+39%).

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Total International Stock Index Fund
Investor Shares	23.70%
ETF Shares
Market Price	23.96
Net Asset Value	23.76
Admiral™ Shares	23.73
Institutional Shares	23.78
Institutional Plus Shares	23.80
Institutional Select Shares	23.83
FTSE Global All Cap ex US Index	23.52
International Funds Average	23.19

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares,
Institutional Plus Shares, and Institutional Select Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos.
6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
Total International Stock Index Fund Investor Shares	0.88%
Spliced Total International Stock Index	1.01
International Funds Average	0.84
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	ETF	Admiral	Institutional	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares	Average
Total International Stock
Index Fund	0.18%	0.11%	0.11%	0.09%	0.07%	0.045%	1.34%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratios were 0.17% for Investor Shares, 0.11% for ETF Shares, 0.11% for
Admiral Shares, 0.09% for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: International Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Total International Stock Index Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
Institutional
	Investor		Admiral	Institutional	Institutional	Select
	Shares	ETF Shares	Shares	Shares	Plus Shares	Shares
Ticker Symbol	VGTSX	VXUS	VTIAX	VTSNX	VTPSX	VTISX
Expense Ratio[1]	0.18%	0.11%	0.11%	0.09%	0.07%	0.045%

Portfolio Characteristics
		FTSE Global
		All Cap ex US
	Fund	Index
Number of Stocks	6,270	5,902
Median Market Cap	$26.5B	$26.5B
Price/Earnings Ratio	16.1x	16.1x
Price/Book Ratio	1.7x	1.7x
Return on Equity	12.0%	12.0%
Earnings Growth Rate	7.2%	7.2%
Dividend Yield	2.7%	2.7%
Turnover Rate	3%	—
Short-Term Reserves	-0.2%	—

Sector Diversification (% of equity exposure)

		FTSE Global
		All Cap ex US
	Fund	Index
Basic Materials	7.8%	7.9%
Consumer Goods	16.3	16.2
Consumer Services	8.1	8.1
Financials	25.6	25.6
Health Care	7.1	7.1
Industrials	15.4	15.4
Oil & Gas	6.2	6.2
Technology	6.5	6.5
Telecommunications	3.8	3.8
Utilities	3.2	3.2

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
FTSE Global
All Cap ex US
Index
R-Squared	0.98
Beta	0.94

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Samsung Electronics	Consumer
Co. Ltd.	Electronics	1.1%
Royal Dutch Shell plc	Integrated Oil & Gas	1.1
Nestle SA	Food Products	1.1
Tencent Holdings Ltd.	Internet	1.0
HSBC Holdings plc	Banks	0.8
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	0.8
Novartis AG	Pharmaceuticals	0.8
Roche Holding AG	Pharmaceuticals	0.7
Toyota Motor Corp.	Automobiles	0.7
Unilever	Personal Products	0.6
Top Ten		8.7%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.17% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, 0.09%
for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares.

6

Total International Stock Index Fund

Market Diversification (% of equity exposure)

		FTSE
		Global
		All Cap ex
		US
	Fund	Index
Europe
United Kingdom	12.5%	12.5%
France	6.6	6.6
Germany	6.5	6.5
Switzerland	5.3	5.3
Netherlands	2.3	2.3
Spain	2.3	2.2
Sweden	2.2	2.2
Italy	1.9	1.9
Denmark	1.2	1.3
Other	2.9	2.9
Subtotal	43.7%	43.7%
Pacific
Japan	17.6%	17.4%
Australia	4.8	4.8
South Korea	3.7	3.8
Hong Kong	2.5	2.5
Other	1.1	1.1
Subtotal	29.7%	29.6%
Emerging Markets
China	5.5%	5.5%
Taiwan	3.2	3.2
India	2.5	2.5
Brazil	1.7	1.7
South Africa	1.5	1.5
Other	5.4	5.4
Subtotal	19.8%	19.8%
North America
Canada	6.5%	6.6%
Middle East	0.3%	0.3%

7

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total International Stock Index Fund
Investor Shares	23.70%	7.70%	0.88%	$10,921
Spliced Total International Stock Index	23.52	7.80	1.01	11,062
International Funds Average	23.19	7.97	0.84	10,870

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2011)	Investment
Total International Stock Index Fund
ETF Shares Net Asset Value	23.76%	7.78%	4.64%	$13,593
Spliced Total International Stock Index	23.52	7.80	4.65	13,600

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Total International Stock Index Fund

		Average Annual Total Returns
	Periods Ended October 31, 2017
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/29/2010)	Investment
Total International Stock Index Fund Admiral
Shares	23.73%	7.77%	5.86%	$14,833
Spliced Total International Stock Index	23.52	7.80	5.84	14,815

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/29/2010)	Investment
Total International Stock Index Fund
Institutional Shares	23.78%	7.79%	5.89%	$7,430,388
Spliced Total International Stock Index	23.52	7.80	5.84	7,406,089

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(11/30/2010)	Investment
Total International Stock Index Fund
Institutional Plus Shares	23.80%	7.82%	6.09%	$150,490,551
Spliced Total International Stock Index	23.52	7.80	6.01	149,769,237

Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $3,000,000,000
	Year	(6/24/2016)	Investment
Total International Stock Index Fund
Institutional Select Shares	23.83%	24.39%	$4,029,893,332
FTSE Global All Cap ex US Index	23.52	23.85	4,006,086,351

"Since Inception" performance is calculated from the Institutional Select Shares’ inception date for both the fund and its comparative standards.

9

Total International Stock Index Fund

Cumulative Returns of ETF Shares: January 26, 2011, Through October 31, 2017
			Since
	One	Five	Inception
	Year	Years	(1/26/2011)
Total International Stock Index Fund ETF Shares
Market Price	23.96%	45.41%	36.18%
Total International Stock Index Fund ETF Shares Net
Asset Value	23.76	45.43	35.93
Spliced Total International Stock Index	23.52	45.55	36.00

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Total International Stock Index Fund Investor Shares
Spliced Total International Stock Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/29/1996	19.26%	7.41%	1.27%
ETF Shares	1/26/2011
Market Price		19.22	7.55	4.43[1]
Net Asset Value		19.29	7.49	4.40[1]
Admiral Shares	11/29/2010	19.27	7.49	5.64[1]
Institutional Shares	11/29/2010	19.30	7.51	5.67[1]
Institutional Plus Shares	11/30/2010	19.32	7.53	5.87[1]
Institutional Select Shares	6/24/2016	19.36	—	24.33[1]
1 Return since inception.

10

Total International Stock Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Common Stocks
	Argentina †		—	0.0%

	Australia
	Commonwealth Bank of Australia	22,261,702	1,324,244	0.4%
	Westpac Banking Corp.	43,670,556	1,106,153	0.3%
	Australia & New Zealand Banking Group Ltd.	37,790,027	867,228	0.3%
	National Australia Bank Ltd.	34,410,514	862,197	0.3%
	BHP Billiton Ltd.	41,351,283	851,375	0.3%
[1,2]	Australia—Other †		9,903,635	3.1%
			14,914,832	4.7%

	Austria †		793,056	0.3%

	Belgium
	Anheuser-Busch InBev SA/NV	9,759,099	1,196,686	0.4%
	Belgium—Other †		1,503,014	0.5%
			2,699,700	0.9%
	Brazil
	CPFL Energia SA	4,811,211	40,445	0.0%
	CPFL Energia SA ADR	226,454	3,793	0.0%
2	Brazil—Other †		5,262,573	1.7%
			5,306,811	1.7%
	Canada
^	Royal Bank of Canada	18,733,657	1,464,742	0.5%
	Toronto-Dominion Bank	23,882,202	1,357,663	0.4%
	Bank of Nova Scotia	15,529,676	1,002,489	0.3%
	Enbridge Inc.	20,996,039	806,901	0.3%
	Canadian National Railway Co.	9,643,673	775,994	0.2%
[1,2]	Canada—Other †		15,128,506	4.8%
			20,536,295	6.5%

11

Total International Stock Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Chile †		927,910	0.3%

China
Tencent Holdings Ltd.	68,651,981	3,085,571	1.0%
China Construction Bank Corp.	1,150,244,613	1,027,992	0.3%
Industrial & Commercial Bank of China Ltd.	1,006,354,784	800,722	0.3%
China Mobile Ltd.	68,014,274	684,113	0.2%
Bank of China Ltd.	980,859,855	490,197	0.2%
China Life Insurance Co. Ltd. (XHKG)	95,797,198	317,597	0.1%
CNOOC Ltd.	206,283,377	281,658	0.1%
China Petroleum & Chemical Corp.	327,724,212	240,654	0.1%
PetroChina Co. Ltd.	267,072,263	174,585	0.1%
China Overseas Land & Investment Ltd.	49,963,620	162,233	0.1%
Agricultural Bank of China Ltd.	327,741,407	154,364	0.1%
PICC Property & Casualty Co. Ltd.	57,958,628	115,018	0.1%
China Shenhua Energy Co. Ltd.	43,746,112	104,653	0.1%
China Resources Land Ltd.	34,653,022	103,422	0.1%
* China Unicom Hong Kong Ltd.	71,241,104	101,081	0.1%
CITIC Ltd.	63,319,358	92,759	0.0%
China Telecom Corp. Ltd.	178,815,459	89,676	0.0%
China Communications Construction Co. Ltd.	56,943,958	69,164	0.0%
China CITIC Bank Corp. Ltd.	106,815,183	68,826	0.0%
China Taiping Insurance Holdings Co. Ltd.	18,630,688	61,439	0.0%
Sinopharm Group Co. Ltd.	13,288,297	59,498	0.0%
China Resources Beer Holdings Co. Ltd.	20,385,025	58,832	0.0%
2 People’s Insurance Co. Group of China Ltd.	109,343,839	52,043	0.0%
CRRC Corp. Ltd.	52,451,547	51,755	0.0%
Dongfeng Motor Group Co. Ltd.	37,195,373	51,058	0.0%
China Everbright International Ltd.	34,329,033	48,433	0.0%
China Merchants Port Holdings Co. Ltd.	15,458,862	48,358	0.0%
China Cinda Asset Management Co. Ltd.	122,727,515	47,691	0.0%
China Resources Power Holdings Co. Ltd.	24,429,591	46,980	0.0%
2 Postal Savings Bank of China Co. Ltd.	75,919,000	45,848	0.0%
2 CGN Power Co. Ltd.	146,567,733	43,057	0.0%
2 China Galaxy Securities Co. Ltd.	47,417,723	41,371	0.0%
China Railway Group Ltd.	49,742,648	39,983	0.0%
China State Construction International Holdings Ltd.	27,783,804	39,038	0.0%
* Zhuzhou CRRC Times Electric Co. Ltd.	6,652,591	38,937	0.0%
China Resources Gas Group Ltd.	10,246,453	37,533	0.0%
2 China Huarong Asset Management Co. Ltd.	77,927,126	36,657	0.0%
Kunlun Energy Co. Ltd.	35,946,777	33,336	0.0%
China Longyuan Power Group Corp. Ltd.	44,492,215	32,995	0.0%
Beijing Capital International Airport Co. Ltd.	19,161,443	31,465	0.0%
China Railway Construction Corp. Ltd.	24,502,629	30,771	0.0%
China Jinmao Holdings Group Ltd.	63,159,995	28,384	0.0%
Sinopec Shanghai Petrochemical Co. Ltd.	46,389,669	27,670	0.0%
Air China Ltd.	23,857,885	22,749	0.0%
Huaneng Renewables Corp. Ltd.	65,032,925	22,365	0.0%
China Oilfield Services Ltd.	23,291,700	20,677	0.0%
China Everbright Bank Co. Ltd.	41,808,656	19,735	0.0%
AviChina Industry & Technology Co. Ltd.	32,665,046	18,973	0.0%
China Reinsurance Group Corp.	82,782,424	18,375	0.0%
China Southern Airlines Co. Ltd.	24,521,983	18,130	0.0%
Chongqing Changan Automobile Co. Ltd. Class B	12,713,613	16,642	0.0%
China Resources Cement Holdings Ltd.	24,376,511	16,476	0.0%

12

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
2	Sinopec Engineering Group Co. Ltd.	18,297,212	15,696	0.0%
2	China Railway Signal & Communication Corp. Ltd.	19,660,232	15,483	0.0%
	China Power International Development Ltd.	44,850,343	14,259	0.0%
	China Agri-Industries Holdings Ltd.	27,307,153	13,346	0.0%
^	Angang Steel Co. Ltd.	14,990,463	13,141	0.0%
^	China Coal Energy Co. Ltd.	27,962,362	12,807	0.0%
	Metallurgical Corp. of China Ltd.	38,108,501	12,614	0.0%
	Sinotrans Ltd.	22,506,140	10,819	0.0%
	China National Materials Co. Ltd.	15,127,631	10,462	0.0%
	China Eastern Airlines Corp. Ltd.	19,658,855	9,985	0.0%
	Huadian Fuxin Energy Corp. Ltd.	32,638,143	8,499	0.0%
	Sinopec Kantons Holdings Ltd.	12,514,000	8,108	0.0%
	China Machinery Engineering Corp.	12,310,845	7,548	0.0%
	China BlueChemical Ltd.	23,916,105	7,149	0.0%
^	China Foods Ltd.	9,459,157	5,983	0.0%
^	CSSC Offshore and Marine Engineering Group Co. Ltd.	3,263,127	5,566	0.0%
	Sinotrans Shipping Ltd.	16,891,500	4,829	0.0%
	Shanghai Baosight Software Co. Ltd. Class B	3,104,810	4,768	0.0%
*,^	Sinopec Oilfield Service Corp.	26,765,357	4,603	0.0%
	Dah Chong Hong Holdings Ltd.	9,376,000	4,401	0.0%
*,^	Sinofert Holdings Ltd.	23,823,945	4,217	0.0%
	Harbin Electric Co. Ltd.	8,766,187	4,127	0.0%
^	China Overseas Property Holdings Ltd.	16,078,560	3,878	0.0%
	China National Accord Medicines Corp. Ltd. Class B	657,373	3,450	0.0%
^	China Merchants Land Ltd.	16,002,000	3,017	0.0%
^	CITIC Resources Holdings Ltd.	27,389,068	2,987	0.0%
*,^	China Power Clean Energy Development Co. Ltd.	4,620,500	2,768	0.0%
*,^	China Chengtong Development Group Ltd.	32,464,000	2,416	0.0%
^	Poly Culture Group Corp. Ltd.	990,586	2,384	0.0%
^	China Electronics Corp. Holdings Co. Ltd.	12,414,000	2,231	0.0%
	Minmetals Land Ltd.	13,893,000	2,068	0.0%
	COSCO SHIPPING International Hong Kong Co. Ltd.	578,527	242	0.0%
	China Datang Corp. Renewable Power Co. Ltd.	296,839	39	0.0%
	China Energy Engineering Corp. Ltd.	23,629	4	0.0%
[1,2]	China—Other †		7,539,343	2.4%
			17,134,776	5.4%

Colombia †			293,509	0.1%

[2]Czech Republic †			123,785	0.0%

Denmark
	Novo Nordisk A/S Class B	22,630,102	1,126,727	0.3%
2	Denmark—Other †		2,798,522	0.9%
			3,925,249	1.2%

Egypt †			129,031	0.0%

Finland †			2,320,487	0.7%

France
	TOTAL SA	28,341,494	1,579,720	0.5%
	Sanofi	14,042,013	1,329,606	0.4%
	BNP Paribas SA	13,880,741	1,083,397	0.4%

13

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	LVMH Moet Hennessy Louis Vuitton SE	3,196,539	953,421	0.3%
2	France—Other †		15,504,158	4.9%
			20,450,302	6.5%

Germany
	Siemens AG	9,772,215	1,403,626	0.5%
	Bayer AG	10,638,174	1,383,818	0.5%
	Allianz SE	5,720,303	1,335,471	0.4%
	SAP SE	11,666,352	1,333,043	0.4%
	BASF SE	11,757,562	1,285,744	0.4%
	Daimler AG	12,379,993	1,033,570	0.3%
2	Germany—Other †		12,430,243	3.9%
			20,205,515	6.4%

[1]Greece †			268,052	0.1%

Hong Kong
	AIA Group Ltd.	155,504,011	1,171,797	0.4%
2	BOC Hong Kong Holdings Ltd.	46,177,926	220,045	0.1%
*,2	China Resources Pharmaceutical Group Ltd.	21,936,500	26,724	0.0%
	Nexteer Automotive Group Ltd.	10,480,227	20,525	0.0%
	BOC Aviation Ltd.	2,933,127	15,774	0.0%
*,^	MMG Ltd.	28,846,661	13,073	0.0%
	China Travel International Investment Hong Kong Ltd.	32,191,286	11,935	0.0%
	CITIC Telecom International Holdings Ltd.	17,925,405	5,126	0.0%
^	Shenwan Hongyuan HK Ltd.	5,366,864	1,949	0.0%
^,2	CGN New Energy Holdings Co. Ltd.	12,377,103	1,858	0.0%
	APT Satellite Holdings Ltd.	335,872	159	0.0%
[1,2]	Hong Kong—Other †		6,421,749	2.0%
			7,910,714	2.5%

Hungary †			250,346	0.1%

India
	Nestle India Ltd.	297,324	33,218	0.0%
[1,2]	India—Other †		7,813,726	2.5%
			7,846,944	2.5%

[1]Indonesia †			1,555,147	0.5%

[1]Ireland †			580,582	0.2%

Israel †			993,032	0.3%

Italy
*,2	Pirelli & C SPA	4,568,176	35,919	0.0%
[1,2]	Italy—Other †		5,844,311	1.9%
			5,880,230	1.9%
Japan
	Toyota Motor Corp.	33,632,521	2,086,094	0.7%
	Mitsubishi UFJ Financial Group Inc.	165,325,086	1,121,424	0.4%

14

	Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	SoftBank Group Corp.	10,950,550	970,462	0.3%
	Japan—Other †		50,330,289	15.9%
			54,508,269	17.3%

	[1,2]Malaysia †		2,086,166	0.7%

	[1]Malta †		—	0.0%

	[2]Mexico †		2,335,383	0.7%

	Netherlands
	Unilever NV	19,666,399	1,142,433	0.4%
	ING Groep NV	49,814,281	920,553	0.3%
[1,2]	Netherlands—Other †		5,164,687	1.6%
			7,227,673	2.3%

	New Zealand †		670,822	0.2%

	[2]Norway †		1,731,215	0.5%

	Other [3]
4	Vanguard FTSE Emerging Markets ETF	18,822,881	840,065	0.3%
	Other—Other †		9,663	0.0%
			849,728	0.3%

	Pakistan †		141,381	0.0%

	[1]Peru †		227,946	0.1%

	[2]Philippines
	Pilipinas Shell Petroleum Corp.	8,546,650	10,303	0.0%
	Philippines—Other †		1,012,197	0.3%
			1,022,500	0.3%

	[2]Poland †		970,155	0.3%

	Portugal †		429,385	0.1%

	Qatar †		385,206	0.1%

	[2]Russia †		2,340,811	0.7%

	Singapore
*,^	COSCO Shipping International Singapore Co. Ltd.	11,079,116	2,359	0.0%
^	China Everbright Water Ltd.	5,866,000	2,087	0.0%
1	Singapore—Other †		2,952,391	0.9%
			2,956,837	0.9%
	South Africa
	Naspers Ltd.	5,476,630	1,334,286	0.4%
[1,2]	South Africa—Other †		3,264,834	1.1%
			4,599,120	1.5%

15

	Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	South Korea
	Samsung Electronics Co. Ltd.	1,225,357	3,020,635	1.0%
	Samsung Electronics Co. Ltd. Preference Shares	222,398	445,429	0.1%
	Samsung Electronics Co. Ltd. GDR	4,720	5,819	0.0%
	Hankook Shell Oil Co. Ltd.	7,400	2,617	0.0%
[1,2]	South Korea—Other †		8,271,341	2.6%
			11,745,841	3.7%
	Spain
	Banco Santander SA	203,036,993	1,376,467	0.4%
[1,2]	Spain—Other †		5,577,330	1.8%
			6,953,797	2.2%

	[2]Sweden †		6,851,224	2.2%

	Switzerland
	Nestle SA	39,884,982	3,355,864	1.1%
	Novartis AG	30,259,137	2,495,752	0.8%
	Roche Holding AG	8,891,318	2,055,060	0.6%
2	Switzerland—Other †		8,691,902	2.8%
			16,598,578	5.3%
	Taiwan
	Taiwan Semiconductor Manufacturing Co. Ltd.	295,935,063	2,392,429	0.8%
1	Taiwan—Other †		7,683,003	2.4%
			10,075,432	3.2%

	[1,2]Thailand †		2,535,643	0.8%

	[1]Turkey †		813,336	0.3%

	United Arab Emirates †		586,423	0.2%

	United Kingdom
	HSBC Holdings plc	258,078,631	2,520,192	0.8%
	British American Tobacco plc	28,468,419	1,839,357	0.6%
	Royal Dutch Shell plc Class A (XLON)	57,780,709	1,818,942	0.6%
	BP plc	247,702,426	1,680,097	0.5%
	Royal Dutch Shell plc Class B	46,378,109	1,493,263	0.5%
	GlaxoSmithKline plc	62,181,041	1,115,995	0.4%
	AstraZeneca plc	16,298,355	1,102,773	0.3%
	Diageo plc	31,773,238	1,085,029	0.3%
	Vodafone Group plc	342,351,060	979,249	0.3%
	Unilever plc	15,167,767	859,626	0.3%
	Lloyds Banking Group plc	917,861,331	831,986	0.3%
	Prudential plc	33,225,711	815,545	0.3%
	Royal Dutch Shell plc Class A (Amsterdam Shares)	1,718,504	54,112	0.0%
[1,2]	United Kingdom—Other †		22,578,265	7.1%
			38,774,431	12.3%
	Total Common Stocks (Cost $263,911,068)		312,463,607	99.0%[5]
	Preferred Stocks (Cost $ 3,402) †		3,504	0.0%

16

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	1.246%	72,010,435	7,201,763	2.2%

8U.S. Government and Agency Obligations †			199,915	0.1%
Total Temporary Cash Investments (Cost $7,401,365)			7,401,678	2.3%[5]
Total Investments (Cost $271,315,835)			319,868,789	101.3%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			18,901
Receivables for Investment Securities Sold			1,627
Receivables for Accrued Income			838,694
Receivables for Capital Shares Issued			253,378
Variation Margin Receivable—Futures Contracts			10,228
Unrealized Appreciation—Forward Currency Contracts			4,451
Other Assets [9]			187,808
Total Other Assets			1,315,087	0.4%
Liabilities
Payables for Investment Securities Purchased			(306,552)
Collateral for Securities on Loan			(4,813,525)
Payables for Capital Shares Redeemed			(236,449)
Payables to Vanguard			(102,967)
Variation Margin Payable—Futures Contracts			(4,648)
Unrealized Depreciation—Forward Currency Contracts			(83,969)
Other Liabilities			(807)
Total Liabilities			(5,548,917)	(1.7%)
Net Assets			315,634,959	100.0%

At October 31, 2017, net assets consisted of:
				Amount
				($000)
Paid-in Capital				268,569,217
Undistributed Net Investment Income				673,126
Accumulated Net Realized Losses				(2,249,479)
Unrealized Appreciation (Depreciation)
Investment Securities				48,552,954
Futures Contracts				171,235
Forward Currency Contracts				(79,518)
Foreign Currencies				(2,576)
Net Assets				315,634,959

17

Total International Stock Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 6,494,061,902 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	116,278,645
Net Asset Value Per Share—Investor Shares	$17.91

ETF Shares—Net Assets
Applicable to 173,607,876 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,669,881
Net Asset Value Per Share—ETF Shares	$55.70

Admiral Shares—Net Assets
Applicable to 2,178,501,072 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	65,248,584
Net Asset Value Per Share—Admiral Shares	$29.95

Institutional Shares—Net Assets
Applicable to 248,749,967 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	29,793,603
Net Asset Value Per Share—Institutional Shares	$119.77

Institutional Plus Shares—Net Assets
Applicable to 741,108,617 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	88,780,769
Net Asset Value Per Share—Institutional Plus Shares	$119.79

18

Total International Stock Index Fund

Amount
($000)
Institutional Select Shares—Net Assets
Applicable to 46,478,744 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,863,477
Net Asset Value Per Share—Institutional Select Shares	$126.15

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,917,714,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are valued using significant unobservable inputs.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $3,281,280,000, representing 1.0% of net assets.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.4%, respectively, of net assets.
6 Includes $4,813,525,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Securities with a value of $153,252,000 have been segregated as initial margin for open futures contracts.
9 Cash of $85,908,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50	December 2017	26,642	1,141,534	56,165
Topix Index	December 2017	5,653	877,078	93,851
FTSE 100 Index	December 2017	6,064	601,335	8,376
S&P ASX 200 Index	December 2017	2,454	276,973	8,851
MSCI Emerging Market Index	December 2017	2,010	112,982	3,519
E-mini S&P 500 Index	December 2017	680	87,472	473
				171,235

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index, FTSE 100 Index, MSCI Emerging Market Index, and E-mini S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

19

Total International Stock Index Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank	12/20/17	EUR	931,921	USD	1,119,638	(30,855)
BNP Paribas	12/12/17	JPY	89,018,322	USD	824,949	(40,419)
Toronto-Dominion Bank	12/20/17	GBP	446,568	USD	594,593	(515)
Toronto-Dominion Bank	12/28/17	AUD	349,695	USD	279,675	(12,180)
BNP Paribas	12/12/17	USD	346,083	JPY	38,764,000	4,451
						(79,518)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At October 31, 2017, the counterparties had deposited in segregated accounts cash of $1,410,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	7,589,496
Interest [2]	17,657
Securities Lending—Net	202,547
Total Income	7,809,700
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10,925
Management and Administrative—Investor Shares	127,692
Management and Administrative—ETF Shares	5,901
Management and Administrative—Admiral Shares	41,872
Management and Administrative—Institutional Shares	15,101
Management and Administrative—Institutional Plus Shares	35,037
Management and Administrative—Institutional Select Shares	688
Marketing and Distribution—Investor Shares	18,316
Marketing and Distribution—ETF Shares	467
Marketing and Distribution—Admiral Shares	4,216
Marketing and Distribution—Institutional Shares	585
Marketing and Distribution—Institutional Plus Shares	938
Marketing and Distribution—Institutional Select Shares	—
Custodian Fees	51,413
Auditing Fees	327
Shareholders’ Reports and Proxy—Investor Shares	3,367
Shareholders’ Reports and Proxy—ETF Shares	492
Shareholders’ Reports and Proxy—Admiral Shares	1,403
Shareholders’ Reports and Proxy—Institutional Shares	478
Shareholders’ Reports and Proxy—Institutional Plus Shares	70
Shareholders’ Reports and Proxy—Institutional Select Shares	1
Trustees’ Fees and Expenses	200
Total Expenses	319,489
Net Investment Income	7,490,211
Realized Net Gain (Loss)
Investment Securities Sold [2]	(1,146,977)
Futures Contracts	278,704
Foreign Currencies and Forward Currency Contracts	89,869
Realized Net Gain (Loss)	(778,404)
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	51,381,667
Futures Contracts	128,070
Foreign Currencies and Forward Currency Contracts	(24,297)
Change in Unrealized Appreciation (Depreciation)	51,485,440
Net Increase (Decrease) in Net Assets Resulting from Operations	58,197,247

1 Dividends are net of foreign withholding taxes of $623,021,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $17,550,000, $16,449,000, ($4,805,000), and 112,852,000 respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,490,211	6,053,782
Realized Net Gain (Loss)	(778,404)	(469,376)
Change in Unrealized Appreciation (Depreciation)	51,485,440	(761,289)
Net Increase (Decrease) in Net Assets Resulting from Operations	58,197,247	4,823,117
Distributions
Net Investment Income
Investor Shares	(2,769,474)	(2,257,394)
ETF Shares	(220,874)	(162,450)
Admiral Shares	(1,511,077)	(1,159,461)
Institutional Shares	(673,152)	(512,562)
Institutional Plus Shares	(2,161,417)	(1,683,492)
Institutional Select Shares	(92,578)	(8,579)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Institutional Select Shares	—	—
Total Distributions	(7,428,572)	(5,783,938)
Capital Share Transactions
Investor Shares	9,962,681	12,882,094
ETF Shares	1,813,592	1,456,535
Admiral Shares	9,851,801	7,636,979
Institutional Shares	5,575,618	3,770,740
Institutional Plus Shares	9,638,520	11,434,039
Institutional Select Shares	3,681,316	1,551,923
Net Increase (Decrease) from Capital Share Transactions	40,523,528	38,732,310
Total Increase (Decrease)	91,292,203	37,771,489
Net Assets
Beginning of Period	224,342,756	186,571,267
End of Period[1]	315,634,959	224,342,756

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $673,126,000 and $615,342,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total International Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.88	$15.11	$16.31	$16.67	$14.31
Investment Operations
Net Investment Income	. 444[1]	.422	.423	.526 [2]	.425
Net Realized and Unrealized Gain (Loss)
on Investments	3.028	(.243)	(1.206)	(.352)	2.428
Total from Investment Operations	3.472	.179	(.783)	.174	2.853
Distributions
Dividends from Net Investment Income	(.442)	(.409)	(.417)	(.534)	(.493)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.442)	(.409)	(.417)	(.534)	(.493)
Net Asset Value, End of Period	$17.91	$14.88	$15.11	$16.31	$16.67
Total Return [3]	23.70%	1.31%	-4.89%	1.00%	20.37%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$116,279	$87,010	$74,444	$51,040	$45,205
Ratio of Total Expenses to Average Net Assets	0.17%	0.18%	0.19%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.95%	2.73%	3.16%[2]	2.79%
Portfolio Turnover Rate [4]	3%	3%	3%	3%	5%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.067 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total International Stock Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.28	$47.00	$50.75	$51.86	$44.53
Investment Operations
Net Investment Income	1.420[1]	1.344	1.346	1.680[2]	1.365
Net Realized and Unrealized Gain (Loss)
on Investments	9.404	(.763)	(3.767)	(1.087)	7.555
Total from Investment Operations	10.824	.581	(2.421)	.593	8.920
Distributions
Dividends from Net Investment Income	(1.404)	(1.301)	(1.329)	(1.703)	(1.590)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.404)	(1.301)	(1.329)	(1.703)	(1.590)
Net Asset Value, End of Period	$55.70	$46.28	$47.00	$50.75	$51.86
Total Return	23.76%	1.39%	-4.87%	1.10%	20.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,670	$6,377	$4,930	$3,360	$2,198
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.02%	2.79%	3.24%[2]	2.87%
Portfolio Turnover Rate [3]	3%	3%	3%	3%	5%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.208 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total International Stock Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.89	$25.27	$27.29	$27.89	$23.94
Investment Operations
Net Investment Income	.761[1]	.722	.726	.904[2]	.733
Net Realized and Unrealized Gain (Loss)
on Investments	5.053	(.400)	(2.032)	(.588)	4.069
Total from Investment Operations	5.814	.322	(1.306)	.316	4.802
Distributions
Dividends from Net Investment Income	(.754)	(.702)	(.714)	(.916)	(.852)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.754)	(.702)	(.714)	(.916)	(.852)
Net Asset Value, End of Period	$29.95	$24.89	$25.27	$27.29	$27.89
Total Return [3]	23.73%	1.40%	-4.88%	1.09%	20.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65,249	$45,154	$37,841	$31,445	$21,438
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.02%	2.80%	3.24%[2]	2.87%
Portfolio Turnover Rate [4]	3%	3%	3%	3%	5%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.111 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total International Stock Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$99.52	$101.07	$109.12	$111.51	$95.75
Investment Operations
Net Investment Income	3.062[1]	2.907	2.923	3.630[2]	2.948
Net Realized and Unrealized Gain (Loss)
on Investments	20.229	(1.632)	(8.098)	(2.338)	16.255
Total from Investment Operations	23.291	1.275	(5.175)	1.292	19.203
Distributions
Dividends from Net Investment Income	(3.041)	(2.825)	(2.875)	(3.682)	(3.443)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.041)	(2.825)	(2.875)	(3.682)	(3.443)
Net Asset Value, End of Period	$119.77	$99.52	$101.07	$109.12	$111.51
Total Return	23.78%	1.39%	-4.84%	1.12%	20.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,794	$19,692	$16,038	$13,182	$11,024
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.81%	3.04%	2.82%	3.26%[2]	2.89%
Portfolio Turnover Rate [3]	3%	3%	3%	3%	5%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total International Stock Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$99.54	$101.08	$109.14	$111.53	$95.77
Investment Operations
Net Investment Income	3.086[1]	2.926	2.954	3.655[2]	2.968
Net Realized and Unrealized Gain (Loss)
on Investments	20.228	(1.622)	(8.108)	(2.339)	16.259
Total from Investment Operations	23.314	1.304	(5.154)	1.316	19.227
Distributions
Dividends from Net Investment Income	(3.064)	(2.844)	(2.906)	(3.706)	(3.467)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.064)	(2.844)	(2.906)	(3.706)	(3.467)
Net Asset Value, End of Period	$119.79	$99.54	$101.08	$109.14	$111.53
Total Return	23.80%	1.42%	-4.82%	1.14%	20.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$88,781	$64,511	$53,318	$33,915	$22,504
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.83%	3.06%	2.85%	3.28%[2]	2.91%
Portfolio Turnover Rate [3]	3%	3%	3%	3%	5%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Total International Stock Index Fund

Financial Highlights

Institutional Select Shares
	Year	June 24,
	Ended	2016[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period[1]	$104.82	$97.20
Investment Operations
Net Investment Income	3.303 [2]	.914
Net Realized and Unrealized Gain (Loss) on Investments	21.274	7.340
Total from Investment Operations	24.577	8.254
Distributions
Dividends from Net Investment Income	(3.247)	(.634)
Distributions from Realized Capital Gains	—	—
Total Distributions	(3.247)	(. 634)
Net Asset Value, End of Period	$126.15	$104.82
Total Return[2]	23.83%	8.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,863	$1,599
Ratio of Total Expenses to Average Net Assets	0.045%	0.045%[3]
Ratio of Net Investment Income to Average Net Assets	2.85%	3.09%[3]
Portfolio Turnover Rate [4]	3%	3%[5]

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
5 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between

29

Total International Stock Index Fund

changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

30

Total International Stock Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries.

31

Total International Stock Index Fund

These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $18,901,000, representing 0.01% of the fund’s net assets and 7.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

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Total International Stock Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	29,592,534	31,391	3,929
Common Stocks—Other	2,878,649	279,868,483	88,621
Preferred Stocks	—	3,504	—
Temporary Cash Investments	7,201,763	199,915	—
Futures Contracts—Assets[1]	10,228	—	—
Futures Contracts—Liabilities[1]	(4,648)	—	—
Forward Currency Contracts—Assets	—	4,451	—
Forward Currency Contracts—Liabilities	—	(83,969)	—
Total	39,678,526	280,023,775	92,550
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $3,744,661,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $4,374,538,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

D. At October 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	10,228	—	10,228
Unrealized Appreciation—Forward Currency Contracts	—	4,451	4,451
Variation Margin Payable—Futures Contracts	(4,648)	—	(4,648)
Unrealized Depreciation—Forward Currency Contracts	—	(83,969)	(83,969)

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Total International Stock Index Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	278,704	—	278,704
Forward Currency Contracts	—	117,330	117,330
Realized Net Gain (Loss) on Derivatives	278,704	117,330	396,034

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	128,070	—	128,070
Forward Currency Contracts	—	(46,959)	(46,959)
Change in Unrealized Appreciation (Depreciation) on Derivatives	128,070	(46,959)	81,111

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2017, the fund realized $119,486,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $2,092,652,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,260,337,000 that may be carried forward indefinitely to offset future net capital gains. Capital loss carryforwards of $463,014,000 expired on October 31, 2017; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At October 31, 2017, the cost of investment securities for tax purposes was $272,650,955,000. Net unrealized appreciation of investment securities for tax purposes was $47,217,834,000 consisting of unrealized gains of $65,153,415,000 on securities that had risen in value since their purchase and $17,935,581,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2017, the fund purchased $49,143,665,000 of investment securities and sold $9,445,858,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,900,958,000 and $220,002,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

34

Total International Stock Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	15,620,808	987,692	18,871,841	1,326,569
Issued in Lieu of Cash Distributions	2,762,233	171,176	2,250,202	156,617
Redeemed	(8,420,360)	(512,954)	(8,239,949)	(562,185)
Net Increase (Decrease)—Investor Shares	9,962,681	645,914	12,882,094	921,001
ETF Shares
Issued	2,058,639	40,430	1,658,897	37,182
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(245,047)	(4,600)	(202,362)	(4,300)
Net Increase (Decrease)—ETF Shares	1,813,592	35,830	1,456,535	32,882
Admiral Shares
Issued	16,593,956	612,810	13,322,337	553,169
Issued in Lieu of Cash Distributions	1,336,046	49,394	1,029,578	42,833
Redeemed	(8,078,201)	(298,134)	(6,714,936)	(278,885)
Net Increase (Decrease)—Admiral Shares	9,851,801	364,070	7,636,979	317,117
Institutional Shares
Issued	8,656,989	79,359	6,315,000	65,205
Issued in Lieu of Cash Distributions	640,644	5,917	489,606	5,094
Redeemed	(3,722,015)	(34,393)	(3,033,866)	(31,122)
Net Increase (Decrease)—Institutional Shares	5,575,618	50,883	3,770,740	39,177
Institutional Plus Shares
Issued	18,777,456	175,033	14,020,321	147,086
Issued in Lieu of Cash Distributions	2,142,103	19,827	1,655,052	17,216
Redeemed	(11,281,039)	(101,849)	(4,241,334)	(43,672)
Net Increase (Decrease) —Institutional
Plus Shares	9,638,520	93,011	11,434,039	120,630
Institutional Select Shares[1]
Issued	3,749,423	31,833	1,556,105	15,292
Issued in Lieu of Cash Distributions	92,578	796	8,579	81
Redeemed	(160,685)	(1,402)	(12,761)	(121)
Net Increase (Decrease) —Institutional
Select Shares	3,681,316	31,227	1,551,923	15,252
1 Inception was June 24, 2016, for Institutional Select Shares.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2017

Special 2017 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $5,344,243,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $7,516,965,000 and foreign taxes paid of $611,251,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Total International Stock Index Fund Investor Shares
Periods Ended October 31, 2017

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	23.70%	7.70%	0.88%
Returns After Taxes on Distributions	22.75	6.89	0.26
Returns After Taxes on Distributions and Sale of Fund Shares	13.81	5.88	0.60

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,118.48	$0.91
ETF Shares	1,000.00	1,118.28	0.59
Admiral Shares	1,000.00	1,118.19	0.59
Institutional Shares	1,000.00	1,118.44	0.48
Institutional Plus Shares	1,000.00	1,118.52	0.37
Institutional Select Shares	1,000.00	1,118.65	0.24
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.87
ETF Shares	1,000.00	1,024.60	0.56
Admiral Shares	1,000.00	1,024.60	0.56
Institutional Shares	1,000.00	1,024.70	0.46
Institutional Plus Shares	1,000.00	1,024.80	0.36
Institutional Select Shares	1,000.00	1,024.90	0.23

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, 0.07% for
Institutional Plus Shares, and 0.045% for Institutional Select Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

40

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Total International Stock Index: Total International Composite Index through August 31, 2006; MSCI EAFE + Emerging Markets Index through December 15, 2010; MSCI ACWI ex USA IMI Index through June 2, 2013; and FTSE Global All Cap ex US Index thereafter. Benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1130 122017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2017: $327,000
Fiscal Year Ended October 31, 2016: $315,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2017: $8,424,459
Fiscal Year Ended October 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2017: $3,194,093
Fiscal Year Ended October 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2017: $0
Fiscal Year Ended October 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Common Stocks (99.0%)[1]
Argentina (0.0%)
Siderar SAIC Class A	390	—
* Telecom Argentina SA Class B	1	—
		—
Australia (4.7%)
Commonwealth Bank of Australia	22,261,702	1,324,244
Westpac Banking Corp.	43,670,556	1,106,153
Australia & New Zealand Banking Group Ltd.	37,790,027	867,228
National Australia Bank Ltd.	34,410,514	862,197
BHP Billiton Ltd.	41,351,283	851,375
CSL Ltd.	5,831,705	620,850
Wesfarmers Ltd.	14,566,607	466,581
Woolworths Ltd.	16,667,240	330,423
Macquarie Group Ltd.	3,959,418	298,698
Rio Tinto Ltd.	5,465,304	291,226
Transurban Group	26,351,328	244,958
Woodside Petroleum Ltd.	9,361,476	220,679
Scentre Group	65,896,842	203,189
Amcor Ltd.	14,929,361	181,191
South32 Ltd.	67,106,422	175,286
Suncorp Group Ltd.	16,651,852	173,326
Newcrest Mining Ltd.	9,779,772	167,211
AGL Energy Ltd.	8,403,533	162,704
Insurance Australia Group Ltd.	30,441,927	153,080
Aristocrat Leisure Ltd.	8,220,895	148,620
Brambles Ltd.	20,453,851	148,317
Westfield Corp.	24,704,178	147,243
Goodman Group	22,638,925	145,155
Telstra Corp. Ltd.	53,440,926	145,038
QBE Insurance Group Ltd.	17,604,099	144,350
AMP Ltd.	37,680,340	143,600
* Origin Energy Ltd.	22,501,871	137,048
Treasury Wine Estates Ltd.	9,493,927	113,965
Stockland	31,292,468	108,458
ASX Ltd.	2,509,892	103,847
Aurizon Holdings Ltd.	25,441,081	100,968
Dexus	13,252,737	99,237
Cochlear Ltd.	726,075	97,806
APA Group	14,419,950	94,634
GPT Group	23,559,521	91,996
Sonic Healthcare Ltd.	5,472,890	91,407
LendLease Group	7,278,410	90,384
Mirvac Group	48,030,124	88,777
Caltex Australia Ltd.	3,377,276	88,675
Oil Search Ltd.	15,609,712	88,482
James Hardie Industries plc	5,686,828	86,828
Vicinity Centres	42,688,434	86,770
Ramsay Health Care Ltd.	1,653,886	84,794
Medibank Pvt Ltd.	35,431,358	83,398
Boral Ltd.	15,021,097	82,426
* Santos Ltd.	22,832,186	78,897
Orica Ltd.	4,880,008	78,164
Sydney Airport	14,182,155	77,268
Computershare Ltd.	6,307,951	75,409
Challenger Ltd.	7,345,174	74,925
Fortescue Metals Group Ltd.	20,676,118	73,516
BlueScope Steel Ltd.	7,307,048	71,938
Incitec Pivot Ltd.	21,832,264	64,039
SEEK Ltd.	4,427,405	62,344
Alumina Ltd.	32,253,671	57,880
Tatts Group Ltd.	16,996,026	54,330
Bendigo & Adelaide Bank Ltd.	6,162,162	53,748

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Qantas Airways Ltd.	11,348,353	53,560
Bank of Queensland Ltd.	5,098,638	52,196
Star Entertainment Grp Ltd.	10,677,804	47,085
CIMIC Group Ltd.	1,249,743	46,364
Coca-Cola Amatil Ltd.	6,924,022	43,228
Downer EDI Ltd.	7,699,713	41,316
Crown Resorts Ltd.	4,586,266	40,782
Orora Ltd.	15,600,780	40,681
Link Administration Holdings Ltd.	6,267,697	39,578
Iluka Resources Ltd.	5,406,107	38,956
ALS Ltd.	6,449,470	38,722
Tabcorp Holdings Ltd.	10,790,634	37,128
REA Group Ltd.	647,785	35,916
IOOF Holdings Ltd.	4,321,639	35,646
Ansell Ltd.	1,919,451	35,332
Macquarie Atlas Roads Group	7,731,417	35,309
Healthscope Ltd.	22,502,572	33,802
AusNet Services	23,225,551	31,495
Qube Holdings Ltd.	15,743,805	31,022
Magellan Financial Group Ltd.	1,662,468	30,913
Northern Star Resources Ltd.	7,587,591	30,174
carsales.com Ltd.	2,778,126	29,174
DuluxGroup Ltd.	5,126,049	28,950
^ Domino's Pizza Enterprises Ltd.	808,795	28,917
Adelaide Brighton Ltd.	6,051,561	28,810
* WorleyParsons Ltd.	2,607,110	28,041
Charter Hall Group	6,202,507	27,576
nib holdings Ltd.	5,651,230	27,296
Metcash Ltd.	12,816,432	26,476
^ JB Hi-Fi Ltd.	1,498,083	26,300
Flight Centre Travel Group Ltd.	727,721	26,090
Investa Office Fund	7,586,514	26,055
BT Investment Management Ltd.	3,058,613	25,304
* Whitehaven Coal Ltd.	8,812,429	25,188
Fairfax Media Ltd.	29,640,186	24,969
Evolution Mining Ltd.	13,450,449	24,162
OZ Minerals Ltd.	3,862,334	23,850
CSR Ltd.	6,541,450	23,793
Mineral Resources Ltd.	1,781,390	23,772
Perpetual Ltd.	563,714	20,950
Sims Metal Management Ltd.	2,055,970	20,847
^ Blackmores Ltd.	167,478	20,483
G8 Education Ltd.	5,796,881	20,250
^ Harvey Norman Holdings Ltd.	6,942,850	20,111
^ Corporate Travel Management Ltd.	1,054,466	19,424
^ Independence Group NL	6,307,559	19,381
^ TPG Telecom Ltd.	4,643,250	19,219
GrainCorp Ltd. Class A	2,941,613	19,159
InvoCare Ltd.	1,399,040	18,190
Regis Resources Ltd.	5,991,367	17,798
Vocus Group Ltd.	7,749,751	17,118
Shopping Centres Australasia Property Group	9,403,647	16,950
Beach Energy Ltd.	22,632,836	16,932
^ Platinum Asset Management Ltd.	3,022,913	16,895
Nufarm Ltd.	2,404,717	16,739
Primary Health Care Ltd.	6,364,932	16,683
IRESS Ltd.	1,792,032	16,156
Cleanaway Waste Management Ltd.	13,636,991	15,694
Costa Group Holdings Ltd.	3,269,233	15,556
Washington H Soul Pattinson & Co. Ltd.	1,192,568	15,256
Bapcor Ltd.	3,644,196	15,194
Monadelphous Group Ltd.	1,134,673	14,752
Cromwell Property Group	19,045,525	14,579
St. Barbara Ltd.	6,535,340	14,449

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	BWP Trust	6,098,066	14,437
	Breville Group Ltd.	1,593,484	14,231
	Reliance Worldwide Corp. Ltd.	4,814,382	13,769
	Charter Hall Retail REIT	4,399,975	13,687
*,^	Galaxy Resources Ltd.	4,991,016	13,209
	Navitas Ltd.	3,582,821	13,104
3	MYOB Group Ltd.	4,504,459	12,964
	Bega Cheese Ltd.	2,223,548	12,527
	Steadfast Group Ltd.	6,057,421	12,452
	Altium Ltd.	1,352,143	12,416
	Webjet Ltd.	1,402,675	12,374
	Abacus Property Group	4,136,035	12,039
	Seven Group Holdings Ltd.	1,177,386	11,980
*	NEXTDC Ltd.	3,019,791	11,945
	Eclipx Group Ltd.	3,767,687	11,697
	ARB Corp. Ltd.	821,823	11,469
	Mantra Group Ltd.	3,775,585	11,281
	Super Retail Group Ltd.	1,834,779	10,923
*,^	Pilbara Minerals Ltd. (XASX)	17,395,388	10,798
*,^	Saracen Mineral Holdings Ltd.	9,643,976	10,687
	Aveo Group	5,507,850	10,665
	Premier Investments Ltd.	996,272	10,110
*	Bellamy's Australia Ltd.	1,074,905	9,906
	Pact Group Holdings Ltd.	2,212,465	9,821
*,^	Mayne Pharma Group Ltd.	18,439,613	9,685
*,^	Orocobre Ltd.	2,580,032	9,601
	GUD Holdings Ltd.	1,029,628	9,417
	Nine Entertainment Co. Holdings Ltd.	8,179,769	9,398
	Sandfire Resources NL	2,028,292	8,931
	SpeedCast International Ltd.	2,784,768	8,881
*,^	Aconex Ltd.	2,225,000	8,664
*,^	Syrah Resources Ltd.	3,323,508	8,599
	WiseTech Global Ltd.	949,858	8,493
	Brickworks Ltd.	773,239	8,410
^	Ardent Leisure Group	5,811,586	8,343
	Southern Cross Media Group Ltd.	9,696,476	8,332
	McMillan Shakespeare Ltd.	685,459	8,274
	Viva Energy REIT	5,019,770	8,232
*,^	Lynas Corp. Ltd.	59,246,023	8,186
	Sigma Healthcare Ltd.	13,786,683	7,972
	Estia Health Ltd.	2,903,051	7,741
^	Automotive Holdings Group Ltd.	3,110,500	7,718
	Charter Hall Long Wale REIT	2,357,847	7,506
	IPH Ltd.	1,649,544	7,397
	APN Outdoor Group Ltd.	2,062,681	7,391
	Western Areas Ltd.	3,417,216	7,290
	Growthpoint Properties Australia Ltd.	2,853,235	7,275
	Technology One Ltd.	1,843,888	7,123
	SmartGroup Corp. Ltd.	944,568	7,036
	Credit Corp. Group Ltd.	443,558	6,827
	Genworth Mortgage Insurance Australia Ltd.	3,117,832	6,786
	Tassal Group Ltd.	2,100,246	6,775
	IDP Education Ltd.	1,575,818	6,764
^	Retail Food Group Ltd.	1,970,842	6,641
*	Nanosonics Ltd.	2,884,934	6,637
	Sirtex Medical Ltd.	627,122	6,568
	National Storage REIT	5,766,142	6,515
^	Blue Sky Alternative Investments Ltd.	592,426	6,387
	Aventus Retail Property Fund Ltd.	3,580,903	6,366
	GWA Group Ltd.	3,181,139	6,211
	oOh!media Ltd.	1,837,286	6,164
^	BWX Ltd.	1,106,763	6,147
^	Myer Holdings Ltd.	10,257,255	6,010
^	Inghams Group Ltd.	2,174,171	5,915

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*,^	Australian Agricultural Co. Ltd.	5,138,325	5,788
	Australian Pharmaceutical Industries Ltd.	4,959,271	5,725
	Seven West Media Ltd.	10,922,227	5,654
*,^	Starpharma Holdings Ltd.	5,328,031	5,592
	Resolute Mining Ltd.	7,117,379	5,582
	Ausdrill Ltd.	3,323,140	5,529
	Hotel Property Investments	2,292,966	5,517
	Folkestone Education Trust	2,571,148	5,512
	Collins Foods Ltd.	1,297,042	5,506
*	Gold Road Resources Ltd.	10,442,026	5,500
*	Elders Ltd.	1,365,406	5,297
^	Tox Free Solutions Ltd.	2,767,236	5,196
	Gateway Lifestyle	3,375,933	5,103
	Asaleo Care Ltd.	4,460,016	5,058
	Arena REIT	2,847,883	4,885
	RCR Tomlinson Ltd.	1,476,414	4,865
	Ingenia Communities Group	2,389,935	4,858
	GDI Property Group	5,257,117	4,810
^	Japara Healthcare Ltd.	3,094,009	4,789
	Centuria Industrial REIT	2,336,643	4,602
	Regis Healthcare Ltd.	1,596,169	4,455
	HT&E Ltd.	3,321,474	4,424
*,^	Infigen Energy	7,877,801	4,412
*	Westgold Resources Ltd.	3,009,331	4,301
	Greencross Ltd.	987,669	4,021
	MACA Ltd.	2,447,468	3,921
	SG Fleet Group Ltd.	1,229,349	3,848
^	Superloop Ltd.	1,981,173	3,808
*	Senex Energy Ltd.	14,335,621	3,797
*,^	Mesoblast Ltd.	3,689,880	3,781
*	Cardno Ltd.	3,672,873	3,736
*	Nufarm Ltd.	534,382	3,714
	FlexiGroup Ltd.	3,290,856	3,701
^	Select Harvests Ltd.	993,155	3,572
	Cedar Woods Properties Ltd.	774,857	3,400
*	Ainsworth Game Technology Ltd.	1,892,877	3,304
	Rural Funds Group	1,946,977	3,294
	SeaLink Travel Group Ltd.	996,333	3,278
*,^	Highfield Resources Ltd.	4,028,482	3,235
^	OFX Group Ltd.	2,963,388	3,167
*,^	Village Roadshow Ltd.	1,085,096	3,116
	Virtus Health Ltd.	715,919	3,007
*,^	Perseus Mining Ltd.	11,703,961	2,849
	WPP AUNZ Ltd.	3,857,220	2,716
*	AWE Ltd.	5,961,911	2,333
^	RCG Corp. Ltd.	4,040,320	2,321
*,^	Karoon Gas Australia Ltd.	2,456,915	2,261
	Mount Gibson Iron Ltd.	7,565,171	2,202
	Cabcharge Australia Ltd.	1,686,106	2,139
*,^	Liquefied Natural Gas Ltd.	5,906,148	2,130
^	Newcrest Mining Ltd. ADR	122,596	2,095
*,^	Beadell Resources Ltd.	14,268,772	1,952
	ERM Power Ltd.	1,817,821	1,892
^	iSentia Group Ltd.	2,284,949	1,733
	Vita Group Ltd.	1,704,845	1,689
	Decmil Group Ltd.	1,721,995	1,677
	NZME Ltd.	2,404,527	1,511
*,^	CSG Ltd.	2,654,292	1,198
	Reject Shop Ltd.	311,008	1,110
^	Thorn Group Ltd.	1,673,903	1,025
*	Cash Converters International Ltd.	3,384,141	932
*,2	Quintis Ltd.	4,010,408	905
	Sims Metal Management Ltd. ADR	66,577	673
*,^,2	Paladin Energy Ltd.	16,350,055	588

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*,^,2	Ten Network Holdings Ltd.	3,907,169	478
*,^,2	ACN 004 410 833 Ltd.	26,938,843	454
*	Acrux Ltd.	1,854,394	234
*	Strandline Resources Ltd.	887,913	3
*,2	SGH Energy Pty Ltd.	5,925,255	—
*,2	DSHE Holdings Ltd.	1,313,373	—
*,2	Jacana Minerals Ltd.	215,615	—
			14,914,832
Austria (0.3%)
	Erste Group Bank AG	3,698,728	158,770
	OMV AG	1,829,563	109,800
	voestalpine AG	1,476,064	81,152
*	Raiffeisen Bank International AG	1,665,361	57,915
	ANDRITZ AG	936,444	52,953
	BUWOG AG	1,410,219	40,650
	Wienerberger AG	1,523,302	39,084
	IMMOFINANZ AG	12,148,618	30,703
	CA Immobilien Anlagen AG	897,784	25,599
	Lenzing AG	171,897	23,270
	Oesterreichische Post AG	435,779	19,352
	Telekom Austria AG Class A	1,694,512	15,864
	RHI AG	325,881	14,471
	UNIQA Insurance Group AG	1,393,899	14,282
	Mayr Melnhof Karton AG	97,897	14,214
	Vienna Insurance Group AG Wiener Versicherung Gruppe	475,410	13,917
*	Schoeller-Bleckmann Oilfield Equipment AG	139,153	12,984
^	Verbund AG	492,166	11,952
	S IMMO AG	639,140	11,258
	Strabag SE	200,217	8,360
	EVN AG	366,929	5,792
	Zumtobel Group AG	336,141	5,747
	Palfinger AG	126,694	5,600
	Flughafen Wien AG	123,532	4,971
^	DO & CO AG	80,247	4,256
^	Porr AG	110,925	3,468
^	Semperit AG Holding	116,475	3,406
	Kapsch TrafficCom AG	56,229	3,266
			793,056
Belgium (0.9%)
	Anheuser-Busch InBev SA/NV	9,759,099	1,196,686
	KBC Group NV	3,548,092	294,740
	Solvay SA Class A	895,674	133,061
	Ageas	2,486,850	120,602
	UCB SA	1,549,862	112,825
*	Umicore SA	2,410,922	107,746
	Groupe Bruxelles Lambert SA	927,234	99,592
	Proximus SADP	1,800,291	59,782
	Ackermans & van Haaren NV	309,019	52,925
	Colruyt SA	843,510	43,141
*	Telenet Group Holding NV	621,679	42,996
	bpost SA	1,333,715	37,603
	Ontex Group NV	1,049,112	36,897
	Cofinimmo SA	280,951	35,644
	Sofina SA	193,517	29,103
	KBC Ancora	445,433	26,556
	Melexis NV	243,736	24,424
	Warehouses De Pauw CVA	198,855	21,511
	Bekaert SA	453,818	21,467
	Elia System Operator SA/NV	342,472	19,865
	Aedifica SA	202,303	19,282
*	Tessenderlo Chemie NV (Voting Shares)	297,320	14,268
	Befimmo SA	227,489	14,132
	D'ieteren SA/NV	298,996	13,675
	Gimv NV	226,800	13,669

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Euronav NV	1,633,056	13,534
	Cie d'Entreprises CFE	87,565	12,805
	Econocom Group SA/NV	1,592,812	12,259
	Barco NV	110,908	11,363
	Kinepolis Group NV	160,247	10,828
*	AGFA-Gevaert NV	2,029,673	9,536
	Orange Belgium SA	348,961	8,083
^	Ion Beam Applications	261,558	8,018
*,^	Nyrstar (Voting Shares)	887,959	7,089
	EVS Broadcast Equipment SA	139,451	5,241
	Van de Velde NV	84,350	4,667
	Wereldhave Belgium NV	25,322	2,684
	Greenyard NV	59,221	1,401
			2,699,700
Brazil (1.7%)
	Itau Unibanco Holding SA Preference Shares	31,707,052	407,569
	Banco Bradesco SA Preference Shares	32,644,887	346,078
	Vale SA	34,722,754	340,721
	Ambev SA	48,995,458	313,027
*	Petroleo Brasileiro SA	39,933,907	212,652
*	Petroleo Brasileiro SA Preference Shares	37,768,946	193,619
	B3 SA - Brasil Bolsa Balcao	25,200,929	184,117
	Itausa - Investimentos Itau SA Preference Shares	49,208,483	157,645
	Banco do Brasil SA	13,856,922	145,885
	Ultrapar Participacoes SA	5,582,510	133,279
	Kroton Educacional SA	19,451,916	106,973
	Banco Bradesco SA	10,197,018	102,179
	Cielo SA	14,268,870	97,618
	Lojas Renner SA	9,095,280	95,866
	Itau Unibanco Holding SA ADR	7,164,822	91,781
*	BRF SA	6,191,418	83,750
	CCR SA	14,224,851	79,141
	BB Seguridade Participacoes SA	8,656,882	73,382
	Telefonica Brasil SA Preference Shares	4,522,993	69,823
	Raia Drogasil SA	2,781,393	66,497
	Banco Bradesco SA ADR	5,986,854	63,281
	Vale SA Class B ADR (XNYS)	6,169,723	60,402
*	Rumo SA	13,625,568	52,898
	Lojas Americanas SA Preference Shares	9,515,724	51,138
	WEG SA	7,847,803	51,050
	Hypermarcas SA	4,810,947	50,296
	Klabin SA	8,498,024	49,098
*	Petroleo Brasileiro SA ADR (XNYS)	4,556,549	46,705
	Ambev SA ADR	7,340,147	46,463
	Banco Santander Brasil SA	5,050,900	44,174
	BR Malls Participacoes SA	10,574,541	40,988
	Equatorial Energia SA	2,170,387	40,471
	CPFL Energia SA	4,811,211	40,445
	Gerdau SA Preference Shares	10,994,614	36,802
	Localiza Rent a Car SA	1,987,623	35,161
*	Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	1,508,702	35,143
	Embraer SA	7,314,215	35,036
	Fibria Celulose SA	2,175,005	34,800
	Suzano Papel e Celulose SA Preference Shares Class A	5,552,326	34,506
	TIM Participacoes SA	9,275,230	34,393
*	Braskem SA Preference Shares	2,065,246	33,056
	Qualicorp SA	2,842,071	30,408
	Cia de Saneamento Basico do Estado de Sao Paulo	3,270,856	29,796
	Estacio Participacoes SA	3,267,722	29,298
	Multiplan Empreendimentos Imobiliarios SA	1,148,438	25,101
	JBS SA	10,217,242	23,550
	Natura Cosmeticos SA	2,367,881	22,417
	Cosan SA Industria e Comercio	1,955,894	22,361
	Fleury SA	2,492,262	22,002

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Bradespar SA Preference Shares	2,846,137	20,881
	Cia Energetica de Minas Gerais Preference Shares	8,765,216	20,712
	Centrais Eletricas Brasileiras SA Preference Shares	2,647,018	20,504
	Magazine Luiza SA	1,045,752	20,379
*	Smiles Fidelidade SA	740,900	19,364
	Engie Brasil Energia SA	1,759,119	19,251
*	Atacadao Distribuicao Comercio e Industria Ltda	3,868,569	19,016
*	Banco BTG Pactual SA	2,792,159	18,786
*	Centrais Eletricas Brasileiras SA	2,545,645	17,159
	Itau Unibanco Holding SA	1,458,579	17,130
*	BRF SA ADR	1,270,334	17,111
	CVC Brasil Operadora e Agencia de Viagens SA	1,280,300	16,907
	TOTVS SA	1,691,477	16,846
	M Dias Branco SA	1,138,513	16,758
	EDP - Energias do Brasil SA	3,793,573	16,699
	Odontoprev SA	3,384,896	16,287
	Sul America SA	2,957,351	16,209
*	Cia Siderurgica Nacional SA	6,207,544	15,997
	Transmissora Alianca de Energia Eletrica SA	2,408,969	15,096
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,786,700	14,817
*	Usinas Siderurgicas de Minas Gerais SA Preference Shares	5,159,129	13,894
	Iguatemi Empresa de Shopping Centers SA	1,171,583	13,781
	Cia de Saneamento do Parana Preference Shares	4,137,106	13,722
	MRV Engenharia e Participacoes SA	3,539,012	13,685
	Cia Hering	1,491,444	13,313
	Porto Seguro SA	1,199,500	13,094
	Lojas Americanas SA	2,959,727	12,947
*	B2W Cia Digital	1,982,625	12,867
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	617,491	12,553
	Sao Martinho SA	2,198,042	12,370
	Fibria Celulose SA ADR	764,721	12,190
*	Metalurgica Gerdau SA Preference Shares Class A	7,796,769	12,179
	Telefonica Brasil SA ADR	765,195	11,784
*	Cia Brasileira de Distribuicao ADR	501,509	11,650
*	Via Varejo SA	1,618,100	11,164
	Duratex SA	3,779,415	11,045
	Iochpe Maxion SA	1,493,878	10,225
	Banco do Estado do Rio Grande do Sul SA Preference Shares	2,175,096	10,133
	Cia de Saneamento de Minas Gerais-COPASA	840,417	10,122
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,106,910	10,095
	Linx SA	1,573,766	9,901
	EcoRodovias Infraestrutura e Logistica SA	2,591,562	9,665
	Embraer SA ADR	502,320	9,614
	Alpargatas SA Preference Shares	1,758,836	9,301
	Cia Energetica de Sao Paulo Preference Shares	2,329,214	9,256
	Grendene SA	1,075,683	9,046
	Marcopolo SA Preference Shares	7,039,112	8,543
	Arezzo Industria e Comercio SA	548,846	8,481
	AES Tiete Energia SA	2,048,245	8,108
	Alupar Investimento SA	1,382,727	7,629
	Gerdau SA ADR	2,246,023	7,434
	Multiplus SA	594,724	6,908
*	Light SA	1,235,459	6,904
	Centrais Eletricas Brasileiras SA ADR Preference Shares	836,058	6,479
	Cia Paranaense de Energia Preference Shares	846,150	6,464
*	Aliansce Shopping Centers SA	1,195,432	6,410
*	Marfrig Global Foods SA	3,118,056	6,129
	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares	1,289,713	5,811
	Magnesita Refratarios SA	393,225	5,529
*	Braskem SA ADR	172,888	5,527
*,^	Centrais Eletricas Brasileiras SA ADR (XNYS)	805,734	5,406
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	938,070	5,253
	Ez Tec Empreendimentos e Participacoes SA	741,197	4,871
	Randon Participacoes SA Preference Shares	2,283,383	4,865

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
* Instituto Hermes Pardini SA	501,941	4,734
* Gol Linhas Aereas Inteligentes SA Preference Shares	1,115,700	4,724
3 Ser Educacional SA	465,586	4,391
^ Cia Energetica de Minas Gerais ADR	1,842,053	4,366
* Cia Siderurgica Nacional SA ADR	1,705,976	4,316
BR Properties SA	1,350,723	4,311
* Construtora Tenda SA	803,799	4,202
Guararapes Confeccoes SA	87,635	4,193
Minerva SA	1,166,191	4,100
GAEC Educacao SA	547,284	4,082
Cia de Gas de Sao Paulo COMGAS Preference Shares Class A	261,342	4,026
Wiz Solucoes e Corretagem de Seguros SA	788,200	3,932
Tupy SA	717,969	3,825
TIM Participacoes SA ADR	207,328	3,823
CPFL Energia SA ADR	226,454	3,793
Cia Paranaense de Energia ADR	471,562	3,626
SLC Agricola SA	531,722	3,576
* Even Construtora e Incorporadora SA	2,147,883	3,546
QGEP Participacoes SA	1,203,495	3,109
* Santos Brasil Participacoes SA	2,797,245	2,993
Mahle-Metal Leve SA	431,634	2,830
Sonae Sierra Brasil SA	317,260	2,709
Cia Energetica do Ceara Preference Shares	166,733	2,679
* Alliar Medicos A Frente SA	524,200	2,620
* Movida Participacoes SA	962,100	2,412
* Direcional Engenharia SA	1,277,169	2,284
* JSL SA	760,868	2,158
Cia Energetica de Minas Gerais	915,269	2,042
Dimed SA Distribuidora da Medicamentos	13,590	2,007
* Prumo Logistica SA	587,940	2,000
Cia Paranaense de Energia	245,100	1,609
* Marisa Lojas SA	669,286	1,606
* Gafisa SA	178,099	806
^ Gafisa SA ADR	82,434	750
* Azul SA Prior Preference Shares.	80,300	673
Cia de Gas de Sao Paulo - COMGAS	37,321	592
* Gol Linhas Aereas Inteligentes SA ADR	25,640	543
Vale SA Preference Shares	53,500	486
* Cia Energetica de Minas Gerais Rights Preference Shares	1,341,410	476
* Ser Educacional SA	48,039	455
* PPLA Participations Ltd.	310,274	173
Klabin SA Preference Shares	62,213	65
* Cia Energetica de Minas Gerais Rights	145,414	43
* Iochpe Maxion SA Warrants Expire 04/01/2019	34,886	16
* Oi SA ADR	1,742	12
* Restoque Comercio e Confeccoes de Roupas SA	28	—
Itausa - Investimentos Itau SA	46	—
* Rossi Residencial SA	1	—
* MMX Mineracao e Metalicos SA	1	—
		5,306,811
Canada (6.5%)
^ Royal Bank of Canada	18,733,657	1,464,742
Toronto-Dominion Bank	23,882,202	1,357,663
Bank of Nova Scotia	15,529,676	1,002,489
Enbridge Inc.	20,996,039	806,901
Canadian National Railway Co.	9,643,673	775,994
Suncor Energy Inc.	21,481,481	729,315
Bank of Montreal	8,381,153	642,051
Canadian Natural Resources Ltd.	15,247,837	532,096
TransCanada Corp.	11,153,577	529,538
Manulife Financial Corp.	25,361,794	509,949
Canadian Imperial Bank of Commerce	5,565,717	489,918
Brookfield Asset Management Inc. Class A	10,840,945	454,780
Canadian Pacific Railway Ltd.	1,880,749	326,088

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Sun Life Financial Inc.	7,878,459	306,870
Magna International Inc.	4,621,404	252,116
Alimentation Couche-Tard Inc. Class B	5,264,282	246,831
Rogers Communications Inc. Class B	4,600,346	238,700
National Bank of Canada	4,394,159	213,253
Pembina Pipeline Corp.	6,425,114	212,411
Potash Corp. of Saskatchewan Inc.	10,776,355	209,747
Barrick Gold Corp. (XTSE)	14,403,094	208,103
Agrium Inc.	1,777,379	193,499
Fortis Inc. (XTSE)	5,121,647	188,613
Restaurant Brands International Inc. (XTSE)	2,868,050	185,297
Fairfax Financial Holdings Ltd.	349,432	184,023
Franco-Nevada Corp.	2,298,329	182,641
* CGI Group Inc. Class A	3,344,061	177,688
BCE Inc.	3,821,021	176,435
Thomson Reuters Corp.	3,634,579	169,939
Cenovus Energy Inc.	15,795,253	153,288
Dollarama Inc.	1,366,459	152,110
Encana Corp.	12,516,596	146,404
Constellation Software Inc.	256,219	145,771
Goldcorp Inc.	11,093,354	144,890
Loblaw Cos. Ltd.	2,680,652	138,344
Intact Financial Corp.	1,678,654	137,210
Waste Connections Inc. (XNYS)	1,932,127	136,543
Agnico Eagle Mines Ltd.	2,961,785	132,237
Power Corp. of Canada	4,952,606	126,992
Shaw Communications Inc. Class B	5,535,156	126,398
Teck Resources Ltd. Class B	6,033,336	123,276
Wheaton Precious Metals Corp.	5,670,799	117,671
Open Text Corp.	3,236,188	113,157
Imperial Oil Ltd.	3,334,033	108,102
^ Canadian Tire Corp. Ltd. Class A	855,821	105,012
Waste Connections Inc. (XTSE)	1,485,301	104,942
SNC-Lavalin Group Inc.	2,274,301	102,459
Saputo Inc.	2,824,695	101,988
Great-West Lifeco Inc.	3,555,448	98,939
Onex Corp.	1,300,873	98,869
First Quantum Minerals Ltd.	8,748,742	97,856
^ Inter Pipeline Ltd.	4,749,203	96,596
^ Metro Inc.	2,927,330	92,147
TELUS Corp.	2,514,048	91,044
Power Financial Corp.	3,150,063	88,171
Gildan Activewear Inc.	2,861,053	87,555
^ CCL Industries Inc. Class B	1,795,020	86,516
^ RioCan REIT	4,287,850	81,330
* BlackBerry Ltd.	6,761,365	74,002
^ PrairieSky Royalty Ltd.	2,761,909	73,517
^ CI Financial Corp.	3,219,529	71,573
^ Keyera Corp.	2,383,817	70,179
3 Hydro One Ltd.	3,903,446	69,016
* Kinross Gold Corp.	15,949,651	63,052
^ H&R REIT	3,771,139	62,614
Industrial Alliance Insurance & Financial Services Inc.	1,371,492	62,148
Lundin Mining Corp.	8,051,810	61,414
CAE Inc.	3,463,908	61,379
WSP Global Inc.	1,319,283	59,128
* Tourmaline Oil Corp.	3,208,541	58,719
* Seven Generations Energy Ltd. Class A	3,871,153	58,453
West Fraser Timber Co. Ltd.	960,044	58,394
^ Crescent Point Energy Corp.	6,946,128	57,126
^ ARC Resources Ltd.	4,517,310	55,079
Methanex Corp.	1,089,731	53,105
Algonquin Power & Utilities Corp.	4,951,716	53,006
Finning International Inc.	2,156,240	52,581

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Bombardier Inc. Class B	24,713,251	52,296
*	Husky Energy Inc.	3,986,900	51,671
*	Valeant Pharmaceuticals International Inc.	4,368,384	51,028
	George Weston Ltd.	603,698	50,688
^	AltaGas Ltd.	2,150,593	49,026
^	Canadian Apartment Properties REIT	1,807,042	47,722
^	Vermilion Energy Inc.	1,392,476	47,524
	Canadian Utilities Ltd. Class A	1,547,173	46,723
*	Maxar Technologies Ltd.	710,439	44,941
	Toromont Industries Ltd.	968,370	42,688
	IGM Financial Inc.	1,176,665	41,472
^	Stantec Inc.	1,439,260	41,122
	Cameco Corp.	5,017,562	40,760
	Quebecor Inc. Class B	1,061,892	40,069
*	Turquoise Hill Resources Ltd.	12,697,283	38,778
	TMX Group Ltd.	700,917	38,298
^	Element Fleet Management Corp.	4,938,411	38,050
^	Ritchie Bros Auctioneers Inc.	1,348,358	37,814
	Empire Co. Ltd.	2,170,134	37,562
^	Allied Properties REIT	1,137,786	36,459
	Linamar Corp.	593,371	36,004
^	Smart Centres REIT	1,559,580	35,033
	Atco Ltd.	960,936	34,844
^	Enbridge Income Fund Holdings Inc.	1,478,764	34,467
^	Parkland Fuel Corp.	1,661,597	33,745
^	Whitecap Resources Inc.	4,624,064	33,190
^	Canadian REIT	906,688	32,751
*	IAMGOLD Corp.	5,955,066	32,681
^	Canadian Western Bank	1,158,871	32,643
*	Stars Group Inc.	1,611,430	32,438
^	Yamana Gold Inc.	12,077,521	31,362
	First Capital Realty Inc.	1,970,980	31,258
	Pan American Silver Corp.	1,895,364	30,970
*	B2Gold Corp.	12,137,173	30,858
	Premium Brands Holdings Corp.	360,376	29,163
	New Flyer Industries Inc.	683,528	29,003
	FirstService Corp.	411,260	28,630
	Enerplus Corp.	3,079,936	28,243
^	Chartwell Retirement Residences	2,370,750	28,208
	Maple Leaf Foods Inc.	1,077,049	27,934
*	Ivanhoe Mines Ltd.	7,685,229	27,820
^	Peyto Exploration & Development Corp.	2,037,459	27,796
	Kirkland Lake Gold Ltd.	2,345,441	27,507
	TFI International Inc.	1,136,908	27,442
	Northland Power Inc.	1,421,080	27,175
*	Descartes Systems Group Inc.	928,321	26,912
^	Emera Inc.	709,007	26,709
^	Cominar REIT	2,402,990	25,779
^	Cott Corp.	1,716,311	25,729
	Colliers International Group Inc.	435,169	25,504
^	Osisko Gold Royalties Ltd.	2,008,985	25,289
*	Parex Resources Inc.	1,900,831	25,284
	Capital Power Corp.	1,287,910	24,389
^	Cineplex Inc.	804,423	24,330
	Gibson Energy Inc.	1,770,008	24,065
	Alamos Gold Inc. Class A	3,796,729	24,044
*	Detour Gold Corp.	2,222,530	23,688
*	New Gold Inc.	7,148,554	23,660
	Granite REIT	593,684	22,936
	Hudbay Minerals Inc.	3,012,470	22,393
*,^	Pretium Resources Inc.	1,925,074	21,667
^	TransAlta Corp.	3,619,344	21,406
	OceanaGold Corp.	7,895,050	21,174
	Laurentian Bank of Canada	450,943	20,972

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
^	Stella-Jones Inc.	534,945	20,899
	Enercare Inc.	1,321,560	20,600
	Norbord Inc.	555,039	20,006
	Jean Coutu Group PJC Inc. Class A	1,047,735	19,881
^	Artis REIT	1,824,558	19,673
*	Canfor Corp.	988,350	19,658
	ShawCor Ltd.	875,129	18,966
	Tahoe Resources Inc.	3,926,745	18,841
*	Centerra Gold Inc.	2,756,216	18,715
^	Dream Office REIT	1,058,851	17,950
	Superior Plus Corp.	1,768,865	17,811
*	Great Canadian Gaming Corp.	743,711	17,675
	Transcontinental Inc. Class A	788,813	17,512
*	Air Canada Class B	873,965	17,315
	Russel Metals Inc.	766,177	17,128
*	Raging River Exploration Inc.	2,867,912	16,917
^	CES Energy Solutions Corp.	3,137,109	16,900
*	Paramount Resources Ltd. Class A	938,684	16,066
^	Mullen Group Ltd.	1,218,403	15,989
^	Genworth MI Canada Inc.	510,957	15,878
*	Celestica Inc.	1,549,564	15,555
	ECN Capital Corp.	4,684,659	15,360
*	Kinaxis Inc.	306,922	15,304
	Enerflex Ltd.	1,103,670	15,014
^	Boardwalk REIT	485,219	14,973
	Innergex Renewable Energy Inc.	1,363,659	14,893
*	Endeavour Mining Corp.	829,450	14,742
	Winpak Ltd.	375,157	14,482
*	SSR Mining Inc.	1,492,454	14,333
	Westshore Terminals Investment Corp.	747,561	14,261
	North West Co. Inc.	582,806	14,221
*	MEG Energy Corp.	3,172,892	14,092
*	Torex Gold Resources Inc.	1,014,089	13,984
	Corus Entertainment Inc. Class B	1,493,585	13,858
*,^	First Majestic Silver Corp.	2,050,283	13,811
	Pason Systems Inc.	884,041	12,835
*	NuVista Energy Ltd.	2,057,616	12,791
	Eldorado Gold Corp.	10,164,416	12,764
^	Secure Energy Services Inc.	1,879,004	12,249
*,^	NovaGold Resources Inc.	2,988,463	12,185
*	Advantage Oil & Gas Ltd.	2,259,224	11,961
^	TransAlta Renewables Inc.	1,095,185	11,808
*	ATS Automation Tooling Systems Inc.	1,016,000	11,695
	Birchcliff Energy Ltd.	2,837,300	11,546
^	Aecon Group Inc.	743,420	11,197
*	Precision Drilling Corp.	3,730,639	11,191
^	Hudson's Bay Co.	1,279,857	11,181
	Cogeco Communications Inc.	153,454	11,032
	Northview Apartment REIT	586,938	10,591
*,^	Kelt Exploration Ltd.	1,875,091	10,276
	Martinrea International Inc.	1,036,603	10,164
*,^	Canadian Solar Inc.	576,469	10,152
*	SEMAFO Inc.	4,034,748	10,133
	Cascades Inc.	827,452	9,967
^	TORC Oil & Gas Ltd.	1,889,521	9,945
	Enghouse Systems Ltd.	227,955	9,633
^	Nevsun Resources Ltd.	3,740,498	8,814
^	Home Capital Group Inc. Class B	800,438	8,661
*,^	Sierra Wireless Inc.	385,265	8,619
*,^	ProMetic Life Sciences Inc.	8,026,403	8,524
*,^	Baytex Energy Corp.	3,019,642	8,309
	Dorel Industries Inc. Class B	318,553	8,306
	Ensign Energy Services Inc.	1,557,244	8,015
	Just Energy Group Inc.	1,373,005	7,641

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Barrick Gold Corp. (XNYS)	522,300	7,547
^	Extendicare Inc.	1,030,489	7,484
*	Gran Tierra Energy Inc. (XTSE)	3,397,388	7,400
	Fortis Inc. (XNYS)	200,103	7,370
*	Obsidian Energy Ltd.	6,011,617	6,384
*	Crew Energy Inc.	1,813,639	6,143
*	Alacer Gold Corp.	3,671,681	5,721
	Restaurant Brands International Inc. (XNYS)	70,000	4,521
*	China Gold International Resources Corp. Ltd.	2,816,567	4,366
^	First National Financial Corp.	191,534	4,261
	Morguard REIT	379,196	4,188
*	Gran Tierra Energy Inc. (XASE)	1,560,469	3,386
*	Trisura Group Ltd.	83,262	1,862
*	DREAM Unlimited Corp. Class A	52,072	297
*	Osisko Gold Royalties Warrants Expire 02/26/2019	38,586	69
*	Avigilon Corp.	2,258	33
	Canaccord Genuity Group Inc.	9,910	33
*,^,2	Great Basin Gold Ltd.	2,279,068	4
*	Poseidon Concepts Corp.	320,721	—
			20,536,295
Chile (0.3%)
	Empresas COPEC SA	5,422,989	83,572
	Enel Americas SA	325,009,811	69,920
	SACI Falabella	7,204,381	68,816
	Latam Airlines Group SA	4,322,173	59,590
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	974,069	58,179
	Cencosud SA	17,697,568	52,975
	Banco Santander Chile	666,824,318	52,428
	Banco de Chile	334,126,128	51,254
	Empresas CMPC SA	14,133,322	45,059
	Banco de Credito e Inversiones	604,017	40,618
	Enel Generacion Chile SA	35,049,433	30,557
	Cia Cervecerias Unidas SA	1,863,072	26,885
	Enel Chile SA	213,585,361	24,897
	Aguas Andinas SA Class A	34,026,966	22,169
	Parque Arauco SA	7,418,272	21,282
	Itau CorpBanca	2,199,956,459	20,508
	Colbun SA	86,450,917	20,409
	Empresa Nacional de Telecomunicaciones SA	1,692,697	19,675
	Embotelladora Andina SA Preference Shares	3,129,490	16,044
	Sociedad Quimica y Minera de Chile SA ADR	233,261	13,935
	Engie Energia Chile SA	6,512,168	13,852
	Vina Concha y Toro SA	6,676,516	11,766
	SONDA SA	5,874,086	11,442
	AES Gener SA	31,128,633	10,748
	Banco Santander Chile ADR	333,877	10,444
	CAP SA	949,477	10,331
	Inversiones Aguas Metropolitanas SA	5,284,200	9,602
*	Cia Sud Americana de Vapores SA	153,016,410	8,864
	Ripley Corp. SA	8,373,183	8,776
	Enel Americas SA ADR	725,926	7,695
	Inversiones La Construccion SA	398,181	6,758
	Enel Generacion Chile SA ADR	218,930	5,670
	Forus SA	1,003,363	4,367
	Enel Chile SA ADR	574,664	3,385
*	SMU SA	11,128,468	2,973
	Latam Airlines Group SA ADR	181,523	2,465
			927,910
China (5.4%)
	Tencent Holdings Ltd.	68,651,981	3,085,571
	China Construction Bank Corp.	1,150,244,613	1,027,992
	Industrial & Commercial Bank of China Ltd.	1,006,354,784	800,722
	China Mobile Ltd.	68,014,274	684,113
*	Alibaba Group Holding Ltd. ADR	3,458,850	639,507

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Ping An Insurance Group Co. of China Ltd.	64,237,748	564,518
Bank of China Ltd.	980,859,855	490,197
China Life Insurance Co. Ltd. (XHKG)	95,797,198	317,597
CNOOC Ltd.	206,283,377	281,658
China Petroleum & Chemical Corp.	327,724,212	240,654
* Baidu Inc. ADR	871,716	212,646
Geely Automobile Holdings Ltd.	61,807,390	191,657
China Merchants Bank Co. Ltd.	48,656,310	185,802
PetroChina Co. Ltd.	267,072,263	174,585
China Pacific Insurance Group Co. Ltd.	33,189,263	163,882
China Overseas Land & Investment Ltd.	49,963,620	162,233
Agricultural Bank of China Ltd.	327,741,407	154,364
* China Evergrande Group	37,636,842	145,179
^ Sunac China Holdings Ltd.	25,042,699	127,589
Sunny Optical Technology Group Co. Ltd.	8,357,948	122,590
PICC Property & Casualty Co. Ltd.	57,958,628	115,018
Country Garden Holdings Co. Ltd.	68,174,185	108,070
China Shenhua Energy Co. Ltd.	43,746,112	104,653
China Resources Land Ltd.	34,653,022	103,422
* China Unicom Hong Kong Ltd.	71,241,104	101,081
CSPC Pharmaceutical Group Ltd.	54,484,229	94,788
CITIC Ltd.	63,319,358	92,759
Hengan International Group Co. Ltd.	9,262,709	91,343
Brilliance China Automotive Holdings Ltd.	35,507,604	89,981
* JD.com Inc. ADR	2,395,931	89,895
China Telecom Corp. Ltd.	178,815,459	89,676
* SINA Corp.	809,617	87,155
^ BYD Co. Ltd.	8,852,544	77,404
Bank of Communications Co. Ltd.	99,799,445	75,342
Fosun International Ltd.	29,223,781	72,504
Guangzhou Automobile Group Co. Ltd.	28,499,836	70,874
China Communications Construction Co. Ltd.	56,943,958	69,164
Haitong Securities Co. Ltd.	43,670,652	69,139
ENN Energy Holdings Ltd.	9,381,288	68,843
China CITIC Bank Corp. Ltd.	106,815,183	68,826
ANTA Sports Products Ltd.	15,351,632	68,666
New China Life Insurance Co. Ltd.	10,619,672	66,483
China Minsheng Banking Corp. Ltd.	68,606,117	66,460
NetEase Inc. ADR	229,908	64,816
Anhui Conch Cement Co. Ltd.	15,116,345	64,754
CITIC Securities Co. Ltd.	29,103,764	64,666
Shenzhou International Group Holdings Ltd.	7,553,929	64,550
Sino Biopharmaceutical Ltd.	55,116,172	64,452
China Vanke Co. Ltd.	17,941,974	63,869
China Gas Holdings Ltd.	20,292,677	61,692
China Taiping Insurance Holdings Co. Ltd.	18,630,688	61,439
Sinopharm Group Co. Ltd.	13,288,297	59,498
China Resources Beer Holdings Co. Ltd.	20,385,025	58,832
Guangdong Investment Ltd.	37,546,149	54,397
Lenovo Group Ltd.	89,875,164	52,134
3 People's Insurance Co. Group of China Ltd.	109,343,839	52,043
Kingboard Chemical Holdings Ltd.	8,762,452	51,997
* Ctrip.com International Ltd. ADR	1,084,003	51,913
CRRC Corp. Ltd.	52,451,547	51,755
Dongfeng Motor Group Co. Ltd.	37,195,373	51,058
Great Wall Motor Co. Ltd.	39,688,947	50,078
China Everbright International Ltd.	34,329,033	48,433
China Merchants Port Holdings Co. Ltd.	15,458,862	48,358
China Cinda Asset Management Co. Ltd.	122,727,515	47,691
3 Huatai Securities Co. Ltd.	21,817,836	47,126
China Resources Power Holdings Co. Ltd.	24,429,591	46,980
3 Postal Savings Bank of China Co. Ltd.	75,919,000	45,848
Beijing Enterprises Water Group Ltd.	52,551,321	44,160
Longfor Properties Co. Ltd.	18,861,066	44,058

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	China Conch Venture Holdings Ltd.	21,426,500	43,687
3	CGN Power Co. Ltd.	146,567,733	43,057
^	Fullshare Holdings Ltd.	99,254,245	42,481
	GF Securities Co. Ltd.	19,618,742	41,839
3	China Galaxy Securities Co. Ltd.	47,417,723	41,371
	Haier Electronics Group Co. Ltd.	15,596,569	41,125
*	Aluminum Corp. of China Ltd.	50,560,772	40,610
	China Railway Group Ltd.	49,742,648	39,983
	Beijing Enterprises Holdings Ltd.	6,683,319	39,734
	China State Construction International Holdings Ltd.	27,783,804	39,038
*	Zhuzhou CRRC Times Electric Co. Ltd.	6,652,591	38,937
	China Resources Gas Group Ltd.	10,246,453	37,533
	Nine Dragons Paper Holdings Ltd.	20,187,708	37,105
3	China Huarong Asset Management Co. Ltd.	77,927,126	36,657
	Huaneng Power International Inc.	54,442,082	36,410
	New Oriental Education & Technology Group Inc. ADR	424,939	35,372
	TravelSky Technology Ltd.	13,243,297	34,325
*	ZTE Corp.	9,786,660	34,002
	Kunlun Energy Co. Ltd.	35,946,777	33,336
	China Longyuan Power Group Corp. Ltd.	44,492,215	32,995
	China Molybdenum Co. Ltd.	50,601,429	32,938
	Shimao Property Holdings Ltd.	15,529,578	32,553
	Beijing Capital International Airport Co. Ltd.	19,161,443	31,465
	Weichai Power Co. Ltd.	25,012,602	31,146
^	China National Building Material Co. Ltd.	36,888,441	31,135
	China Railway Construction Corp. Ltd.	24,502,629	30,771
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	6,050,629	30,225
	China Medical System Holdings Ltd.	16,016,327	29,616
	China Jinmao Holdings Group Ltd.	63,159,995	28,384
	Guangzhou R&F Properties Co. Ltd.	13,219,267	28,188
*,^	GCL-Poly Energy Holdings Ltd.	161,614,576	27,788
	Sinopec Shanghai Petrochemical Co. Ltd.	46,389,669	27,670
	BYD Electronic International Co. Ltd.	9,983,000	27,071
	Far East Horizon Ltd.	26,888,973	26,720
^	Kingsoft Corp. Ltd.	10,519,056	26,588
	Agile Group Holdings Ltd.	18,022,613	26,294
^	Zijin Mining Group Co. Ltd.	75,355,045	26,077
*,^	Alibaba Pictures Group Ltd.	158,972,352	25,894
	China Everbright Ltd.	10,843,535	25,730
*,^,3	Meitu Inc.	17,359,792	25,648
	COSCO SHIPPING Ports Ltd.	22,100,593	25,612
	Yanzhou Coal Mining Co. Ltd.	25,255,080	25,207
3	Fuyao Glass Industry Group Co. Ltd.	6,536,889	24,927
	TAL Education Group ADR	893,774	24,579
	Jiangsu Expressway Co. Ltd.	15,873,456	24,337
	Jiangxi Copper Co. Ltd.	15,054,752	24,039
	Sino-Ocean Group Holding Ltd.	36,758,431	24,005
	Chongqing Rural Commercial Bank Co. Ltd.	34,898,469	23,724
	Lee & Man Paper Manufacturing Ltd.	19,184,457	23,437
*	Sohu.com Inc.	406,907	23,287
	Shanghai Pharmaceuticals Holding Co. Ltd.	8,963,370	23,171
	CIFI Holdings Group Co. Ltd.	41,136,714	22,934
	Zhejiang Expressway Co. Ltd.	18,464,733	22,834
	Air China Ltd.	23,857,885	22,749
*,^,3	3SBio Inc.	12,684,925	22,720
	Kingboard Laminates Holdings Ltd.	13,437,564	22,582
	Huaneng Renewables Corp. Ltd.	65,032,925	22,365
	Haitian International Holdings Ltd.	7,464,937	22,354
*	Landing International Development Ltd.	783,823,000	21,721
*	China Biologic Products Holdings Inc.	278,155	21,615
^,3	Dali Foods Group Co. Ltd.	27,458,803	21,268
^,3	BAIC Motor Corp. Ltd.	17,982,608	21,078
	Shenzhen International Holdings Ltd.	10,914,990	20,862
	China Oilfield Services Ltd.	23,291,700	20,677

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*,^	Alibaba Health Information Technology Ltd.	38,462,764	20,617
	China Communications Services Corp. Ltd.	32,572,788	19,768
	China Everbright Bank Co. Ltd.	41,808,656	19,735
	Tsingtao Brewery Co. Ltd.	4,683,892	19,615
	Sihuan Pharmaceutical Holdings Group Ltd.	53,874,128	19,490
	Inner Mongolia Yitai Coal Co. Ltd. Class B	14,354,843	19,302
3	China International Capital Corp. Ltd.	9,313,674	19,205
*,3	China Merchants Securities Co. Ltd.	11,514,000	19,196
	AviChina Industry & Technology Co. Ltd.	32,665,046	18,973
^	GOME Retail Holdings Ltd.	146,146,766	18,742
*	58.com Inc. ADR	275,172	18,483
	Shanghai Industrial Holdings Ltd.	5,989,413	18,399
	China Reinsurance Group Corp.	82,782,424	18,375
*	Li Ning Co. Ltd.	21,012,214	18,358
	China Southern Airlines Co. Ltd.	24,521,983	18,130
	China Traditional Chinese Medicine Holdings Co. Ltd.	31,572,281	18,099
*,^	COSCO SHIPPING Holdings Co. Ltd.	32,934,640	18,074
	Shenzhen Investment Ltd.	40,262,696	17,962
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	11,537,435	17,907
*	China First Capital Group Ltd.	35,513,018	17,235
*,^	Shanghai Electric Group Co. Ltd.	36,764,684	16,687
	Chongqing Changan Automobile Co. Ltd. Class B	12,713,613	16,642
	China Resources Cement Holdings Ltd.	24,376,511	16,476
^	Zhongsheng Group Holdings Ltd.	7,881,952	16,201
	Shandong Weigao Group Medical Polymer Co. Ltd.	22,501,672	16,161
	Yuexiu Property Co. Ltd.	83,206,472	16,125
	KWG Property Holding Ltd.	15,940,591	15,826
3	Sinopec Engineering Group Co. Ltd.	18,297,212	15,696
3	China Railway Signal & Communication Corp. Ltd.	19,660,232	15,483
^	BBMG Corp.	30,256,240	15,099
*	ZTO Express Cayman Inc. ADR	941,850	15,060
*	Kaisa Group Holdings Ltd.	23,397,442	14,951
^	Luye Pharma Group Ltd.	21,878,570	14,583
	China Power International Development Ltd.	44,850,343	14,259
^	Chinasoft International Ltd.	24,308,000	14,186
	SOHO China Ltd.	24,454,006	14,167
	Fufeng Group Ltd.	18,985,600	13,685
*	Weibo Corp. ADR	145,305	13,463
3	Legend Holdings Corp.	5,079,430	13,356
	China Agri-Industries Holdings Ltd.	27,307,153	13,346
^	Angang Steel Co. Ltd.	14,990,463	13,141
*,^	Kingdee International Software Group Co. Ltd.	24,247,600	13,002
^	China Coal Energy Co. Ltd.	27,962,362	12,807
^	Tongda Group Holdings Ltd.	44,931,284	12,750
	Metallurgical Corp. of China Ltd.	38,108,501	12,614
^	Logan Property Holdings Co. Ltd.	13,341,180	12,359
	Future Land Holdings Co. Ltd. Class A	3,969,053	12,239
*	Datang International Power Generation Co. Ltd.	35,721,332	12,046
^	Greentown China Holdings Ltd.	9,600,601	11,992
*	Poly Property Group Co. Ltd.	24,729,002	11,986
	Skyworth Digital Holdings Ltd.	25,847,000	11,903
	Hollysys Automation Technologies Ltd.	520,378	11,682
	China ZhengTong Auto Services Holdings Ltd.	11,058,000	11,643
*,3	Zhou Hei Ya International Holdings Co. Ltd.	12,053,500	11,613
	Lonking Holdings Ltd.	25,457,000	11,454
	Sinotruk Hong Kong Ltd.	8,435,301	11,217
	Shandong Chenming Paper Holdings Ltd. Class B	6,088,072	11,105
	China International Marine Containers Group Co. Ltd.	5,516,284	10,997
*	COSCO SHIPPING Development Co. Ltd.	48,309,293	10,841
	Sinotrans Ltd.	22,506,140	10,819
	Tong Ren Tang Technologies Co. Ltd.	7,682,000	10,797
*	YY Inc. ADR	117,644	10,634
3	Orient Securities Co. Ltd.	10,387,628	10,601
*,^	Maanshan Iron & Steel Co. Ltd.	22,468,097	10,558

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
^	China Zhongwang Holdings Ltd.	17,845,219	10,527
	China National Materials Co. Ltd.	15,127,631	10,462
	Wuxi Little Swan Co. Ltd. Class B	1,939,237	10,435
^	Zhaojin Mining Industry Co. Ltd.	12,635,952	10,378
	BOE Technology Group Co. Ltd. Class B	15,762,114	10,264
*,^	Health and Happiness H&H International Holdings Ltd.	1,962,624	10,256
^	Guangshen Railway Co. Ltd.	17,573,673	10,229
^	China Resources Phoenix Healthcare Holdings Co. Ltd.	7,700,569	10,114
*	China Lodging Group Ltd. ADR	75,175	10,065
*	Q Technology Group Co. Ltd.	4,461,682	9,991
^,3	Universal Medical Financial & Technical Advisory Services Co. Ltd.	9,451,500	9,989
	China Eastern Airlines Corp. Ltd.	19,658,855	9,985
*	Momo Inc. ADR	326,836	9,959
	Lao Feng Xiang Co. Ltd. Class B	2,649,181	9,932
	Future Land Development Holdings Ltd.	20,512,563	9,875
*	Autohome Inc. ADR	171,193	9,845
	COSCO SHIPPING Energy Transportation Co. Ltd.	16,646,804	9,748
*,^	Digital China Holdings Ltd.	15,953,000	9,657
*,^	Bitauto Holdings Ltd. ADR	211,566	9,556
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	2,690,602	9,451
^	Zoomlion Heavy Industry Science and Technology Co. Ltd.	19,456,346	9,441
	China South City Holdings Ltd.	33,623,689	9,399
*,^	CAR Inc.	10,483,858	9,341
^	NetDragon Websoft Holdings Ltd.	2,818,008	9,292
	Huadian Power International Corp. Ltd.	21,686,358	9,010
	China Water Affairs Group Ltd.	12,196,000	8,883
^	Xinjiang Goldwind Science & Technology Co. Ltd.	6,921,558	8,773
	Shenzhen Expressway Co. Ltd.	8,522,784	8,717
*	Vipshop Holdings Ltd. ADR	1,097,376	8,669
	Yuzhou Properties Co. Ltd.	17,497,654	8,643
	China Maple Leaf Educational Systems Ltd.	7,942,000	8,617
3	Qingdao Port International Co. Ltd.	12,138,000	8,581
	Huadian Fuxin Energy Corp. Ltd.	32,638,143	8,499
	Greatview Aseptic Packaging Co. Ltd.	13,397,000	8,382
^,3	Red Star Macalline Group Corp. Ltd.	6,910,097	8,266
	Livzon Pharmaceutical Group Inc.	1,205,844	8,183
	Powerlong Real Estate Holdings Ltd.	17,195,000	8,179
	Anhui Gujing Distillery Co. Ltd. Class B	1,446,213	8,140
	Tianneng Power International Ltd.	8,418,000	8,119
	Sinopec Kantons Holdings Ltd.	12,514,000	8,108
3	Fu Shou Yuan International Group Ltd.	11,520,000	8,098
*,3	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.	2,168,462	8,079
	China Lesso Group Holdings Ltd.	12,067,000	8,064
*,^	Tibet Water Resources Ltd.	19,221,000	7,936
	Hopson Development Holdings Ltd.	7,693,525	7,872
*,^	SMI Holdings Group Ltd.	15,067,200	7,728
^	Shandong Chenming Paper Holdings Ltd.	4,197,126	7,635
	China Machinery Engineering Corp.	12,310,845	7,548
	SSY Group Ltd.	15,842,894	7,536
	China Dongxiang Group Co. Ltd.	39,385,402	7,324
3	Hua Hong Semiconductor Ltd.	4,159,000	7,270
^	Golden Eagle Retail Group Ltd.	5,940,072	7,209
	China BlueChemical Ltd.	23,916,105	7,149
	Beijing Capital Land Ltd.	13,226,000	7,127
	Beijing Jingneng Clean Energy Co. Ltd.	25,437,115	7,112
	China SCE Property Holdings Ltd.	15,654,000	7,067
*	BeiGene Ltd. ADR	74,434	6,870
	China Suntien Green Energy Corp. Ltd.	24,008,000	6,808
	Greentown Service Group Co. Ltd.	10,028,808	6,636
*,^,2	China Shanshui Cement Group Ltd.	11,479,000	6,474
	Shanghai Jin Jiang International Hotels Group Co. Ltd.	17,864,000	6,438
	Central China Securities Co. Ltd.	13,896,489	6,401
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	2,470,392	6,398
	CSG Holding Co. Ltd. Class B	10,324,418	6,379

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Dazhong Transportation Group Co. Ltd. Class B	9,221,581	6,372
*,^	Lifetech Scientific Corp.	25,674,903	6,353
	Hisense Kelon Electrical Holdings Co. Ltd. Class A	4,984,000	6,257
	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	11,203,243	6,160
^	China Foods Ltd.	9,459,157	5,983
	Vinda International Holdings Ltd.	2,886,528	5,836
*,^	FDG Electric Vehicles Ltd.	133,085,000	5,806
*,^	Huayi Tencent Entertainment Co. Ltd.	93,700,000	5,710
	China Overseas Grand Oceans Group Ltd.	9,620,500	5,643
^	Yuexiu Transport Infrastructure Ltd.	7,650,000	5,613
^	Bank of Chongqing Co. Ltd.	6,897,000	5,596
^	CSSC Offshore and Marine Engineering Group Co. Ltd.	3,263,127	5,566
3	CSC Financial Co. Ltd.	5,929,500	5,439
	Xinhua Winshare Publishing and Media Co. Ltd.	6,202,000	5,386
	Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	5,255,900	5,306
	Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	2,576,134	5,292
*,^	O-Net Technologies Group Ltd.	7,239,000	5,244
^,3	Redco Properties Group Ltd.	10,525,901	5,238
*,^	Dongfang Electric Corp. Ltd.	5,286,183	5,159
^	Greenland Hong Kong Holdings Ltd.	10,534,000	5,051
*,^,2	Hybrid Kinetic Group Ltd.	200,518,000	5,012
	Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	2,090,938	4,990
*	C C Land Holdings Ltd.	22,650,000	4,938
*,^	CIMC Enric Holdings Ltd.	7,280,062	4,930
	Huangshan Tourism Development Co. Ltd. Class B	3,249,500	4,871
	Sinotrans Shipping Ltd.	16,891,500	4,829
*,3	Ozner Water International Holding Ltd.	15,076,000	4,772
	Shanghai Baosight Software Co. Ltd. Class B	3,104,810	4,768
3	Tian Ge Interactive Holdings Ltd.	6,483,000	4,740
^	China High Speed Transmission Equipment Group Co. Ltd.	4,305,000	4,693
*	Hi Sun Technology China Ltd.	20,409,000	4,686
	Anhui Expressway Co. Ltd.	5,836,341	4,684
^	Texhong Textile Group Ltd.	3,391,000	4,679
*,^	Sinopec Oilfield Service Corp.	26,765,357	4,603
	Sichuan Expressway Co. Ltd.	11,484,513	4,595
*	Grand Baoxin Auto Group Ltd.	8,463,691	4,557
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	3,107,267	4,509
^	CT Environmental Group Ltd.	29,110,000	4,482
*,3	Haichang Ocean Park Holdings Ltd.	18,650,000	4,470
	Dah Chong Hong Holdings Ltd.	9,376,000	4,401
	Guangdong Provincial Expressway Development Co. Ltd. Class B	4,638,800	4,253
*,^	Carnival Group International Holdings Ltd.	83,595,166	4,234
*,^	Sinofert Holdings Ltd.	23,823,945	4,217
*	West China Cement Ltd.	26,486,000	4,211
^,3	Cogobuy Group	6,978,000	4,198
*,^	Renhe Commercial Holdings Co. Ltd.	178,585,097	4,192
	Guangdong Electric Power Development Co. Ltd. Class B	9,555,450	4,177
*,3	China Metal Resources Utilization Ltd.	10,622,055	4,168
^	Dongjiang Environmental Co. Ltd.	2,693,485	4,134
	Harbin Electric Co. Ltd.	8,766,187	4,127
	CPMC Holdings Ltd.	4,883,000	4,094
*	51job Inc. ADR	65,478	4,053
	Weifu High-Technology Group Co. Ltd. Class B	1,718,354	4,042
^	Chaowei Power Holdings Ltd.	7,156,000	4,039
^	PAX Global Technology Ltd.	7,926,000	4,011
*	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	4,921,701	3,997
	Xingda International Holdings Ltd.	10,171,000	3,885
^	China Overseas Property Holdings Ltd.	16,078,560	3,878
*,^	Baozun Inc. ADR	122,537	3,846
*	Sinolink Worldwide Holdings Ltd.	25,592,000	3,839
	Shanghai Bailian Group Co. Ltd. Class B	2,473,433	3,741
^,3	Cosmo Lady China Holdings Co. Ltd.	9,313,871	3,728
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	2,272,784	3,683
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	6,211,826	3,671

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
^	361 Degrees International Ltd.	9,598,000	3,656
	Xtep International Holdings Ltd.	10,936,000	3,619
3	Everbright Securities Co. Ltd.	2,597,577	3,586
*	Fang Holdings Ltd. ADR	784,006	3,559
^	Dalian Port PDA Co. Ltd.	20,312,096	3,544
*	Hangzhou Steam Turbine Co. Ltd. Class B	3,454,046	3,541
	Luthai Textile Co. Ltd. Class B	3,186,283	3,541
^	Wasion Group Holdings Ltd.	6,790,000	3,492
	China National Accord Medicines Corp. Ltd. Class B	657,373	3,450
	Shanghai Diesel Engine Co. Ltd. Class B	4,307,040	3,450
*	China Water Industry Group Ltd.	15,788,000	3,420
*	Glorious Property Holdings Ltd.	31,380,000	3,419
	China Oil & Gas Group Ltd.	50,266,000	3,416
*,^,2	Coolpad Group Ltd.	36,597,200	3,378
	Comba Telecom Systems Holdings Ltd.	18,380,303	3,369
	China Shineway Pharmaceutical Group Ltd.	3,594,000	3,369
	China Lilang Ltd.	4,299,000	3,347
*,2	Hua Han Health Industry Holdings Ltd.	48,522,792	3,296
^	Shanghai Dasheng Agricultural Finance Technology Co. Ltd.	39,505,968	3,292
	Beijing North Star Co. Ltd.	8,815,124	3,280
^	China All Access Holdings Ltd.	11,154,000	3,275
	Shandong Airlines Co. Ltd. Class B	1,735,020	3,223
	Shanghai Haixin Group Co. Class B	4,789,325	3,196
	China Electronics Optics Valley Union Holding Co. Ltd.	33,588,000	3,191
*	Kama Co. Ltd. Class B	2,970,300	3,139
	Shanghai Industrial Urban Development Group Ltd.	14,492,000	3,124
*,^	China Modern Dairy Holdings Ltd.	15,145,500	3,105
*,2,3	Tianhe Chemicals Group Ltd.	20,635,827	3,095
	China Fangda Group Co. Ltd. Class B	4,875,658	3,083
	Tianjin Port Development Holdings Ltd.	19,514,000	3,057
*	Shang Gong Group Co. Ltd. Class B	2,999,096	3,037
	Bosideng International Holdings Ltd.	34,328,459	3,036
	Shanghai Highly Group Co. Ltd. Class B	3,406,210	3,025
	Weiqiao Textile Co.	5,789,000	3,020
^	China Merchants Land Ltd.	16,002,000	3,017
^	CITIC Resources Holdings Ltd.	27,389,068	2,987
	Concord New Energy Group Ltd.	60,800,000	2,963
	Shanghai Huayi Group Corp. Ltd. Class B	3,102,853	2,955
*,^	North Mining Shares Co. Ltd.	144,060,000	2,955
	First Tractor Co. Ltd.	6,032,000	2,947
*	AVIC International Holding HK Ltd.	44,128,000	2,945
	Huaxin Cement Co. Ltd. Class B	2,520,214	2,916
*	Noah Holdings Ltd. ADR	74,300	2,914
	Fantasia Holdings Group Co. Ltd.	20,341,500	2,897
*,^	Capital Environment Holdings Ltd.	61,750,000	2,893
^	Tianjin Capital Environmental Protection Group Co. Ltd.	4,535,162	2,892
	Qingling Motors Co. Ltd.	8,414,000	2,858
*,^	Yashili International Holdings Ltd.	12,649,000	2,838
	TCL Multimedia Technology Holdings Ltd.	5,261,000	2,833
*,^	China Power Clean Energy Development Co. Ltd.	4,620,500	2,768
*	China Huiyuan Juice Group Ltd.	8,681,000	2,760
	Ajisen China Holdings Ltd.	5,779,000	2,713
	Guorui Properties Ltd.	9,168,000	2,705
	Shenzhen Chiwan Wharf Holdings Ltd. Class B	1,530,596	2,599
	INESA Intelligent Tech Inc. Class B	3,574,874	2,578
*,^	Lianhua Supermarket Holdings Co. Ltd.	6,021,000	2,549
	Tianjin Development Holdings Ltd.	4,952,000	2,541
*,^	Chiho Environmental Group Ltd.	5,030,000	2,523
	Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	1,787,832	2,506
	Dawnrays Pharmaceutical Holdings Ltd.	4,212,000	2,496
	Foshan Electrical and Lighting Co. Ltd. Class B	3,090,297	2,464
^	Sinosoft Technology Group Ltd.	8,008,000	2,455
*	Huadian Energy Co. Ltd. Class B	5,089,834	2,448
*,^	Rentian Technology Holdings Ltd.	50,450,000	2,425

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*,^	China Chengtong Development Group Ltd.	32,464,000	2,416
^	Poly Culture Group Corp. Ltd.	990,586	2,384
3	Shengjing Bank Co. Ltd.	3,009,896	2,358
*,^,2	Hanergy Thin Film Power Group Ltd.	84,704,000	2,301
*,^,3	ZhongAn Online P&C Insurance Co. Ltd.	225,863	2,278
^	China Singyes Solar Technologies Holdings Ltd.	6,330,680	2,273
	Shanghai Jinjiang International Travel Co. Ltd. Class B	754,758	2,269
*,^	China Logistics Property Holdings Co. Ltd.	6,603,011	2,244
*	PW Medtech Group Ltd.	10,733,000	2,243
^	China Electronics Huada Technology Co. Ltd.	12,414,000	2,231
*	Changyou.com Ltd. ADR	56,698	2,196
	Eastern Communications Co. Ltd. Class B	3,109,400	2,085
	Minmetals Land Ltd.	13,893,000	2,068
*	Sany Heavy Equipment International Holdings Co. Ltd.	11,631,269	2,059
	Phoenix Satellite Television Holdings Ltd.	14,022,000	2,050
*,^	China Yurun Food Group Ltd.	16,766,413	2,021
	Welling Holding Ltd.	9,829,200	2,004
*,^,2	National Agricultural Holdings Ltd.	13,096,000	1,998
	Launch Tech Co. Ltd.	1,748,000	1,980
*	21Vianet Group Inc. ADR	261,607	1,965
*	Bengang Steel Plates Co. Ltd. Class B	4,606,141	1,925
*,^	China Beidahuang Industry Group Holdings Ltd.	40,032,000	1,925
^	Enerchina Holdings Ltd.	94,365,000	1,902
*	Shanghai Phoenix Enterprise Group Co. Ltd. Class B	1,958,834	1,900
	Tiangong International Co. Ltd.	15,938,000	1,880
*,2	Mingfa Group International Co. Ltd.	7,651,943	1,854
	Colour Life Services Group Co. Ltd.	3,107,000	1,852
3	Kangda International Environmental Co. Ltd.	7,324,891	1,851
	Jiangling Motors Corp. Ltd. Class B	944,312	1,811
*	Shanghai Zhongyida Co. Ltd. Class B	4,102,000	1,789
*	Shanghai Greencourt Investment Group Co. Ltd. Class B	3,076,801	1,785
	Xiamen International Port Co. Ltd.	8,902,000	1,723
*	SRE Group Ltd.	64,642,000	1,675
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.	3,033,000	1,650
*	China Minsheng Drawin Technology Group Ltd.	48,720,000	1,624
3	Beijing Urban Construction Design & Development Group Co. Ltd.	2,728,000	1,578
*,^	Chongqing Iron & Steel Co. Ltd.	6,872,000	1,472
*,2	Zhonglu Co. Ltd. Class B	912,811	1,422
*,^	Shougang Concord International Enterprises Co. Ltd.	47,552,000	1,397
*	Xinjiang Xinxin Mining Industry Co. Ltd.	10,019,000	1,376
	Chongqing Machinery & Electric Co. Ltd.	11,238,000	1,369
*,2	China Fiber Optic Network System Group Ltd.	14,959,600	1,342
	Jinzhou Port Co. Ltd. Class B	2,549,944	1,341
*,^	V1 Group Ltd.	39,432,000	1,290
*	MIE Holdings Corp.	15,092,000	1,278
*	Leyou Technologies Holdings Ltd.	4,933,942	1,272
*,^	JinkoSolar Holding Co. Ltd. ADR	44,900	1,196
^	Hilong Holding Ltd.	7,345,000	1,170
	Hengdeli Holdings Ltd.	22,663,600	1,162
	Maoye International Holdings Ltd.	10,045,000	1,159
*,^	China Rare Earth Holdings Ltd.	15,493,426	1,153
*,^	Loudong General Nice Resources China Holdings Ltd.	29,721,000	1,143
*	Shenzhen Wongtee International Enterprise Co. Ltd. Class B	1,739,160	1,032
	Dalian Refrigeration Co. Ltd. Class B	1,744,260	994
*,^	Munsun Capital Group Ltd.	106,482,000	983
	Hefei Meiling Co. Ltd. Class B	1,656,752	918
	Changchai Co. Ltd. Class B	1,626,592	908
*,^	China Soft Power Technology Holdings Ltd.	46,857,425	824
*,2	Anxin-China Holdings Ltd.	16,568,000	818
*	Tech Pro Technology Development Ltd.	87,171,600	816
*	China Dynamics Holdings Ltd.	30,280,000	793
	Fiyta Holdings Ltd. Class B	851,520	772
^	Wisdom Sports Group	5,083,000	711
*,^	Boer Power Holdings Ltd.	2,740,000	706

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*,2	Boshiwa International Holding Ltd.	2,777,000	598
*,^	iKang Healthcare Group Inc. ADR	31,903	454
*,^	Daphne International Holdings Ltd.	5,850,000	397
	Huishang Bank Corp. Ltd.	584,601	296
	Shenguan Holdings Group Ltd.	4,680,000	255
	COSCO SHIPPING International Hong Kong Co. Ltd.	578,527	242
*,^,2	China Lumena New Materials Corp.	13,488,000	216
*,^,2	Dynasty Fine Wines Group Ltd.	1,342,000	198
	HNA Infrastructure Co. Ltd.	174,313	188
*	Qinqin Foodstuffs Group Cayman Co. Ltd.	675,976	180
*,2	Real Gold Mining Ltd.	1,345,000	144
*,2	Trony Solar Holdings Co. Ltd.	1,562,000	126
	China Datang Corp. Renewable Power Co. Ltd.	296,839	39
*	EverChina International Holdings Co. Ltd.	1,622,249	38
*	Hydoo International Holding Ltd.	143,719	14
	China Energy Engineering Corp. Ltd.	23,629	4
*,^,2	China Huishan Dairy Holdings Co. Ltd.	45,054,011	—
*,2	China Forestry Holdings Co. Ltd.	3,050,000	—
*,2	China Metal Recycling Holdings Ltd.	2,568,000	—
			17,134,776
Colombia (0.1%)
	Bancolombia SA ADR	1,440,991	54,398
	Grupo de Inversiones Suramericana SA	2,898,486	36,797
	Bancolombia SA	2,853,249	26,450
	Ecopetrol SA	47,667,478	26,090
	Interconexion Electrica SA ESP	4,570,465	20,012
	Cementos Argos SA	5,288,246	19,296
	Grupo Aval Acciones y Valores Preference Shares	41,201,816	17,133
	Grupo de Inversiones Suramericana SA Preference Shares	1,335,078	16,484
	Almacenes Exito SA	2,713,905	14,577
	Banco Davivienda SA Preference Shares	1,435,343	14,146
^	Ecopetrol SA ADR	965,200	10,704
	Cementos Argos SA Preference Shares	2,927,513	9,383
	Corp Financiera Colombiana SA	816,907	7,680
	Bancolombia SA Preference Shares	788,216	7,514
*	CEMEX Latam Holdings SA	1,993,598	7,065
	Avianca Holdings SA Preference Shares	4,208,153	3,694
	Grupo Aval Acciones y Valores SA ADR	250,762	2,086
			293,509
Czech Republic (0.0%)
	CEZ AS	2,132,608	46,762
	Komercni banka as	960,516	41,299
3	Moneta Money Bank AS	7,102,847	24,276
	O2 Czech Republic AS	631,105	7,685
	Philip Morris CR AS	5,086	3,763
			123,785
Denmark (1.2%)
	Novo Nordisk A/S Class B	22,630,102	1,126,727
	Danske Bank A/S	9,093,482	347,039
	Vestas Wind Systems A/S	2,668,606	235,597
	DSV A/S	2,386,741	184,557
	Carlsberg A/S Class B	1,354,947	154,791
	Novozymes A/S	2,794,134	154,384
	AP Moller - Maersk A/S Class B	79,626	152,642
	Coloplast A/S Class B	1,709,146	150,436
*	Genmab A/S	710,805	143,537
	Pandora A/S	1,386,358	130,909
3	Orsted A/S	2,086,395	116,915
	AP Moller - Maersk A/S Class A	59,853	110,939
	ISS A/S	2,375,323	100,591
	Chr Hansen Holding A/S	1,140,995	99,848
	TDC A/S	10,378,688	61,361
	GN Store Nord A/S	1,818,705	60,188

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Jyske Bank A/S	869,137	49,113
	H Lundbeck A/S	765,566	45,511
	FLSmidth & Co. A/S	642,479	44,043
*	William Demant Holding A/S	1,473,127	42,513
*,3	Nets A/S	1,544,536	39,427
	Royal Unibrew A/S	680,862	39,198
	Tryg A/S	1,450,421	34,552
	Sydbank A/S	882,772	34,462
^	Ambu A/S Class B	342,944	31,610
	SimCorp A/S	510,319	31,166
*	Topdanmark A/S	643,810	26,466
	Rockwool International A/S Class B	81,330	22,080
	Dfds A/S	370,899	21,509
*	Nilfisk Holding A/S	351,885	16,911
*	Bavarian Nordic A/S	402,646	16,339
	Schouw & Co. AB	155,484	16,180
*	NKT A/S	351,885	15,086
	Spar Nord Bank A/S	1,016,041	12,923
3	Scandinavian Tobacco Group A/S	715,271	12,097
	ALK-Abello A/S	75,013	11,742
*	Bang & Olufsen A/S	388,990	9,016
	Alm Brand A/S	782,231	8,091
*,^	D/S Norden A/S	298,515	6,201
	Matas A/S	397,590	4,452
	Solar A/S Class B	63,855	4,100
*,2	OW Bunker A/S	129,331	—
			3,925,249
Egypt (0.0%)
	Commercial International Bank Egypt SAE	13,490,415	60,297
*	Global Telecom Holding SAE	31,419,285	12,076
	Egyptian Financial Group-Hermes Holding Co.	6,894,293	9,175
	Talaat Moustafa Group	13,048,255	7,107
	ElSewedy Electric Co.	948,195	6,124
*	Orascom Construction Ltd.	650,528	5,214
*	Six of October Development & Investment	3,831,591	4,031
	Medinet Nasr Housing	6,471,862	3,878
*	Palm Hills Developments SAE	15,083,164	3,536
	Telecom Egypt Co.	4,565,673	3,373
	Heliopolis Housing	1,755,662	3,033
*	Pioneers Holding for Financial Investments SAE	5,246,654	2,820
*	Ezz Steel	2,351,797	2,318
	Oriental Weavers	2,225,268	2,296
	Sidi Kerir Petrochemicals Co.	1,549,940	1,869
	Orascom Telecom Media And Technology Holding SAE	33,175,829	1,579
	Orascom Telecom Media And Technology Holding SAE GDR	1,591,123	305
			129,031
Finland (0.7%)
	Nokia Oyj	72,809,145	358,074
	Sampo Oyj Class A	5,988,734	313,393
	Kone Oyj Class B	4,894,443	264,910
	UPM-Kymmene Oyj	6,839,344	205,403
	Wartsila OYJ Abp	1,986,017	127,835
	Fortum Oyj	5,523,471	117,234
	Stora Enso Oyj	7,337,598	114,675
	Neste Oyj	1,617,826	90,068
	Nokian Renkaat Oyj	1,717,156	78,728
	Elisa Oyj	1,907,155	76,797
	Huhtamaki Oyj	1,339,245	57,046
	Orion Oyj Class B	1,305,525	53,507
	Metso Oyj	1,349,408	49,009
	Kesko Oyj Class B	879,221	44,901
	Amer Sports Oyj	1,501,882	37,368
	Konecranes Oyj Class A	806,372	37,129
	Outokumpu Oyj	3,894,144	36,812

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Valmet Oyj	1,720,368	33,356
	Cargotec Oyj Class B	537,417	31,726
	Tieto Oyj	950,310	29,096
	Metsa Board Oyj	2,308,843	17,127
*,^	Outotec Oyj	1,851,531	14,729
	Kemira Oyj	983,941	13,864
	Uponor Oyj	644,415	12,973
	Sanoma Oyj	1,016,687	12,069
	YIT Oyj	1,567,834	11,915
*	DNA Oyj	668,912	11,530
	Citycon Oyj	4,705,089	11,489
	Cramo Oyj	512,660	11,382
*,^	Caverion Oyj	1,190,403	9,010
	Finnair Oyj	684,827	8,931
	Ramirent Oyj	827,090	7,609
	Raisio Oyj	1,416,213	5,854
	Oriola Oyj	1,491,258	5,592
	F-Secure Oyj	1,065,173	5,456
*,^	Stockmann OYJ Abp Class B	605,662	3,890
			2,320,487
France (6.5%)
	TOTAL SA	28,341,494	1,579,720
	Sanofi	14,042,013	1,329,606
	BNP Paribas SA	13,880,741	1,083,397
	LVMH Moet Hennessy Louis Vuitton SE	3,196,539	953,421
	AXA SA	24,258,705	732,340
	Airbus SE	7,025,044	720,884
	Danone SA	7,519,667	614,598
	Schneider Electric SE	6,799,393	597,410
^	Vinci SA	5,966,872	584,627
	Air Liquide SA	4,531,193	576,936
	L'Oreal SA	2,556,874	569,074
	Societe Generale SA	9,425,057	524,553
	Kering	953,234	437,164
	Pernod Ricard SA	2,719,207	407,733
	Orange SA	24,567,030	403,584
	Safran SA	3,736,970	393,591
	Cie de Saint-Gobain	6,368,508	373,409
^	Engie SA	21,105,615	356,732
	Vivendi SA	13,737,553	341,132
	Essilor International SA	2,613,148	330,836
	Cie Generale des Etablissements Michelin	2,272,521	328,943
	Legrand SA	3,438,456	255,173
	Capgemini SE	1,980,661	240,622
	Credit Agricole SA	12,848,278	224,247
	Renault SA	2,207,641	218,919
	Valeo SA	3,060,067	207,182
	Hermes International	397,708	206,456
	STMicroelectronics NV	8,019,467	188,791
	Atos SE	1,168,444	181,480
	Dassault Systemes SE	1,662,007	176,435
	Publicis Groupe SA	2,632,603	171,366
*	TechnipFMC plc	5,960,559	162,069
	Veolia Environnement SA	6,273,888	148,634
	Carrefour SA	7,050,978	141,905
	Sodexo SA	1,111,725	141,438
	Peugeot SA	5,659,814	134,284
	Thales SA	1,277,791	133,165
	Bouygues SA	2,577,748	123,717
	L'Oreal SA Loyalty Line	532,666	118,553
	Arkema SA	923,979	116,729
	Accor SA	2,245,888	112,044
	Air Liquide SA (Prima de fidelite)	861,094	109,639
	Teleperformance	739,284	107,969

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Klepierre SA	2,687,257	106,976
	Eiffage SA	926,796	96,810
	Gecina SA	590,919	95,980
	Bureau Veritas SA	3,313,382	88,728
	Edenred	2,986,572	86,100
	Natixis SA	10,706,631	83,964
	SCOR SE	2,012,813	83,560
	Suez	4,652,788	81,827
	Alstom SA	1,972,472	79,800
	Iliad SA	307,698	76,808
	Eurofins Scientific SE	122,288	76,499
^	Electricite de France SA	5,707,354	74,698
*	Ubisoft Entertainment SA	976,998	74,545
	Groupe Eurotunnel SE	5,860,861	73,653
	SES SA Class A	4,524,798	73,592
	Zodiac Aerospace	2,534,984	72,458
	Ingenico Group SA	722,475	70,159
	Rexel SA	3,891,794	69,399
	Faurecia	940,156	68,346
	Orpea	561,314	67,251
	Wendel SA	373,839	63,053
	Aeroports de Paris	368,577	62,056
*	Rubis SCA	986,167	61,885
	Bollore SA	12,776,876	61,721
	SEB SA	309,954	57,762
	Eutelsat Communications SA	2,213,599	55,447
3	Euronext NV	917,108	54,468
	Eurazeo SA	585,422	54,426
	Ipsen SA	443,499	53,623
	Fonciere Des Regions	525,957	53,558
3	Amundi SA	628,509	53,267
	Lagardere SCA	1,536,052	50,585
3	Elior Group SA	1,695,545	48,151
	CNP Assurances	2,049,145	47,669
	Dassault Aviation SA	29,742	46,375
	Christian Dior SE	133,619	45,863
	Imerys SA	479,991	43,706
*	BioMerieux	535,693	42,019
	ICADE	477,767	41,753
	Casino Guichard Perrachon SA	730,524	41,713
	Remy Cointreau SA	318,477	41,365
	Elis SA XPAR	1,452,431	37,868
	Altran Technologies SA	2,034,144	37,621
	Societe BIC SA	341,029	36,010
	JCDecaux SA	938,331	35,896
	Nexity SA	553,658	34,029
	Cie Plastic Omnium SA	758,638	31,634
	Credit Agricole SA Loyalty Line	1,787,302	31,195
	Alten SA	353,359	30,925
	Sopra Steria Group	163,353	30,644
*	Air France-KLM	1,929,898	30,218
	SPIE SA	1,066,571	28,063
*,3	Worldline SA	506,863	24,785
3	Maisons du Monde SA	556,206	24,064
	Euler Hermes Group	192,702	22,356
	Nexans SA	335,310	21,945
	Sartorius Stedim Biotech	311,985	21,262
*,^	Vallourec SA	3,728,647	20,394
*	Fnac Darty SA	212,020	20,039
	Television Francaise 1	1,341,317	19,071
	Metropole Television SA	819,899	18,955
	SOITEC	235,168	18,507
	Korian SA	568,795	18,485
	Tarkett SA	410,137	17,447

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Trigano SA	107,174	17,295
3	Europcar Groupe SA	1,201,770	17,187
	Technicolor SA	4,639,721	16,441
	Neopost SA	433,487	15,979
	IPSOS	405,830	14,999
	Vicat SA	192,849	14,917
	Coface SA	1,118,733	12,224
*,^	DBV Technologies SA	260,696	11,818
^	Gaztransport Et Technigaz SA	233,542	11,431
*	Eramet	129,814	10,691
	Derichebourg SA	950,528	10,135
^	Mercialys SA	518,218	10,094
*,^	Genfit	375,679	9,887
	Beneteau SA	460,890	8,292
^	Vilmorin & Cie SA	77,424	7,456
	Bonduelle SCA	157,230	7,421
	SEB SA Loyalty Line	39,123	7,291
	FFP	60,581	7,285
*,^	Virbac SA	52,802	6,799
	Mersen SA	144,971	6,363
	Boiron SA	62,272	5,622
	Electricite de France SA Loyalty Line	416,343	5,449
^	Guerbet	56,903	5,123
	Albioma SA	209,132	4,985
	Manitou BF SA	120,247	4,765
^	Direct Energie	101,387	4,665
	Jacquet Metal Service	143,628	4,645
	Interparfums SA	120,191	4,481
	Rallye SA	259,081	4,429
	GL Events	120,669	3,676
*,^	Parrot SA	270,429	3,372
^	Bourbon Corp.	348,196	3,111
^	Havas SA	283,443	3,048
*,^	Etablissements Maurel et Prom	636,685	2,700
	Haulotte Group SA	133,041	2,425
	Groupe Crit	23,174	2,187
*	Stallergenes Greer plc	37,389	1,916
*	Esso SA Francaise	27,545	1,881
	MGI Coutier	46,120	1,873
	Union Financiere de France BQE SA	34,720	1,314
	Albioma SA Loyalty Line	42,824	1,021
	Assystem	1,824	71
			20,450,302
Germany (6.4%)
	Siemens AG	9,772,215	1,403,626
	Bayer AG	10,638,174	1,383,818
	Allianz SE	5,720,303	1,335,471
	SAP SE	11,666,352	1,333,043
	BASF SE	11,757,562	1,285,744
	Daimler AG	12,379,993	1,033,570
	Deutsche Telekom AG	41,448,418	750,529
	adidas AG	2,542,231	565,865
	Deutsche Post AG	12,253,257	561,697
	Fresenius SE & Co. KGaA	5,193,310	434,769
	Volkswagen AG Preference Shares	2,351,905	430,646
	Bayerische Motoren Werke AG	4,135,971	424,191
	Infineon Technologies AG	14,520,683	401,618
	Deutsche Bank AG	23,879,994	391,378
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,717,180	385,515
	Continental AG	1,387,663	353,156
	E.ON SE	26,451,254	313,304
	Henkel AG & Co. KGaA Preference Shares	2,155,930	302,732
	Vonovia SE	6,235,385	275,442
	Fresenius Medical Care AG & Co. KGaA	2,731,421	264,465

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Linde AG	1,195,558	258,199
	Linde AG - Tender Line	1,190,196	256,015
	Deutsche Boerse AG	2,406,022	249,182
	Henkel AG & Co. KGaA	1,594,699	201,131
	HeidelbergCement AG	1,912,782	195,737
	Deutsche Wohnen SE	4,565,071	195,389
*	Commerzbank AG	13,362,633	185,183
	Merck KGaA	1,662,538	178,381
3	Covestro AG	1,680,575	161,555
	thyssenkrupp AG	6,002,283	161,020
*	RWE AG	6,231,297	156,681
	Wirecard AG	1,468,094	145,857
	Beiersdorf AG	1,287,646	144,850
	Porsche Automobil Holding SE Preference Shares	1,977,602	144,714
	Symrise AG	1,563,206	121,817
	Brenntag AG	1,999,551	113,447
	MTU Aero Engines AG	662,326	112,081
	GEA Group AG	2,273,088	109,809
	ProSiebenSat.1 Media SE	2,944,372	103,713
	Hannover Rueck SE	771,440	97,080
	Deutsche Lufthansa AG	3,004,139	96,518
*	QIAGEN NV	2,843,825	96,483
	United Internet AG	1,494,601	94,789
	OSRAM Licht AG	1,235,775	94,624
	LANXESS AG	1,180,855	92,590
	LEG Immobilien AG	816,906	83,215
3	Innogy SE	1,635,081	76,042
	HUGO BOSS AG	831,209	74,344
	KION Group AG	904,507	72,477
	Evonik Industries AG	1,946,102	70,792
^	Uniper SE	2,506,175	70,421
	Volkswagen AG	371,738	69,422
*,3	Zalando SE	1,346,594	67,790
	Rheinmetall AG	558,040	66,278
	Bayerische Motoren Werke AG Preference Shares	689,856	60,530
^	K&S AG	2,448,079	59,518
	Freenet AG	1,673,792	56,052
	Fuchs Petrolub SE Preference Shares	942,257	53,061
	MAN SE	470,644	52,115
*	Dialog Semiconductor plc	977,355	48,831
	Duerr AG	319,748	44,250
^	HOCHTIEF AG	248,879	43,963
	Telefonica Deutschland Holding AG	8,564,058	43,685
	Fraport AG Frankfurt Airport Services Worldwide	457,325	43,457
	Drillisch AG	594,459	42,172
	Sartorius AG Preference Shares	445,923	41,639
*	Metro AG	2,091,225	39,642
	Axel Springer SE	580,293	39,072
	RTL Group SA	496,544	36,894
	Aurubis AG	443,130	36,313
*	Siltronic AG	240,759	35,933
*	Evotec AG	1,660,412	35,333
	Hella GmbH & Co. KGaA	575,480	34,762
	TAG Immobilien AG	2,001,680	34,509
	Gerresheimer AG	414,410	33,148
	Aareal Bank AG	783,938	32,594
*,^	MorphoSys AG	371,274	32,223
*	Software AG	626,866	31,864
	GRENKE AG	325,122	31,840
^	Wacker Chemie AG	194,810	30,426
	CTS Eventim AG & Co. KGaA	703,222	29,087
	Rational AG	43,819	28,911
	Stabilus SA	315,837	28,844
	Fielmann AG	324,384	28,503

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Norma Group SE	418,055	28,492
	Jungheinrich AG Preference Shares	624,718	28,451
	STADA Arzneimittel AG	291,527	28,159
	Leoni AG	422,616	28,118
	CECONOMY AG	2,124,464	27,731
	Bechtle AG	341,289	27,316
	Krones AG	192,009	24,293
	alstria office REIT-AG	1,702,430	24,202
	Deutsche EuroShop AG	654,685	23,929
	Salzgitter AG	493,341	23,869
*,3	Rocket Internet SE	915,327	23,535
	TUI AG (XETR)	1,278,422	23,145
	TLG Immobilien AG	985,060	22,850
	Jenoptik AG	649,584	21,894
*	AIXTRON SE	1,352,215	21,109
*,3	Hapag-Lloyd AG	468,038	20,568
	Nemetschek SE	229,676	20,536
^	Stroeer SE & Co. KGaA	318,037	20,340
	Suedzucker AG	1,016,450	20,143
	Talanx AG	507,236	19,959
	FUCHS PETROLUB SE	389,964	19,420
3	Deutsche Pfandbriefbank AG	1,337,518	19,251
3	ADO Properties SA	360,447	17,820
^	Bilfinger SE	414,292	16,715
	CompuGroup Medical SE	288,413	16,606
	Carl Zeiss Meditec AG	311,103	16,589
^	Sixt SE	176,296	16,502
	Indus Holding AG	227,354	15,947
	Puma SE	33,525	15,143
	Schaeffler AG Preference Shares	919,991	14,669
	Pfeiffer Vacuum Technology AG	88,795	14,257
	DMG Mori AG	241,967	14,010
	Deutz AG	1,587,177	13,446
	RHOEN-KLINIKUM AG	380,366	13,284
*	Heidelberger Druckmaschinen AG	3,307,414	13,222
*,^	zooplus AG	79,445	13,114
*,3	Tele Columbus AG	1,223,990	12,765
	Sixt SE Preference Shares	190,437	12,355
*	PATRIZIA Immobilien AG	576,291	12,207
	Kloeckner & Co. SE	992,410	11,704
	Draegerwerk AG & Co. KGaA Preference Shares	97,613	11,218
	KWS Saat SE	26,157	11,020
	Koenig & Bauer AG	139,206	10,838
*,^	SGL Carbon SE	666,091	10,505
	XING SE	35,059	10,416
	Wacker Neuson SE	314,545	10,245
*	Vossloh AG	132,330	8,383
*,^	Nordex SE	794,733	8,254
	Takkt AG	394,030	8,188
	Hamburger Hafen und Logistik AG	248,579	7,939
	RWE AG Preference Shares	398,317	7,554
	Biotest AG Preference Shares	273,368	7,220
	Diebold Nixdorf AG	80,280	6,733
	Deutsche Beteiligungs AG	131,998	6,711
	Wuestenrot & Wuerttembergische AG	243,574	6,540
	VTG AG	108,947	6,292
	BayWa AG	160,847	6,286
^	ElringKlinger AG	354,871	6,207
^	SMA Solar Technology AG	133,122	6,196
^	Bertrandt AG	61,218	5,776
	DIC Asset AG	477,577	5,616
	comdirect bank AG	323,123	4,479
^	Gerry Weber International AG	294,200	3,657
	Hornbach Baumarkt AG	90,401	3,301

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Draegerwerk AG & Co. KGaA	36,022	3,197
	H&R GmbH & Co. KGaA	169,288	2,997
	CropEnergies AG	246,908	2,615
^	Biotest AG	66,108	2,091
			20,205,515
Greece (0.1%)
*	Alpha Bank AE	17,637,299	35,168
	OPAP SA	2,761,666	30,943
	Hellenic Telecommunications Organization SA	2,527,685	30,038
*	National Bank of Greece SA	71,138,368	23,529
	JUMBO SA	1,286,903	20,687
*	Eurobank Ergasias SA	23,749,026	19,399
	Motor Oil Hellas Corinth Refineries SA	692,173	16,575
*	Mytilineos Holdings SA	1,278,211	13,383
	Titan Cement Co. SA	539,230	13,033
	Piraeus Bank SA	3,738,698	10,755
*	FF Group	417,706	8,751
	Hellenic Telecommunications Organization SA ADR	1,343,440	7,852
	Hellenic Petroleum SA	849,184	7,499
	Grivalia Properties REIC AE	591,448	6,171
	Hellenic Exchanges SA	751,807	4,205
*	GEK Terna Holding Real Estate Construction SA	807,264	3,988
	Fourlis Holdings SA	574,208	3,726
	Aegean Airlines SA	350,930	3,193
*	Public Power Corp. SA	1,350,210	2,927
*	Holding Co ADMIE IPTO SA	1,343,978	2,880
*	Ellaktor SA	1,480,325	2,815
	Athens Water Supply & Sewage Co. SA	74,610	535
*,2	Cyprus Popular Bank PCL	12,597,118	—
			268,052
Hong Kong (2.5%)
	AIA Group Ltd.	155,504,011	1,171,797
	Hong Kong Exchanges & Clearing Ltd.	15,742,861	438,663
	CK Hutchison Holdings Ltd.	34,478,606	437,938
	Sun Hung Kai Properties Ltd.	18,259,507	298,715
*	CK Asset Holdings Ltd.	34,821,911	286,579
	Link REIT	28,529,632	239,857
	Hang Seng Bank Ltd.	9,356,899	221,786
	BOC Hong Kong Holdings Ltd.	46,177,926	220,045
	CLP Holdings Ltd.	21,202,505	215,798
	Hong Kong & China Gas Co. Ltd.	105,431,997	199,860
	Galaxy Entertainment Group Ltd.	27,244,043	185,787
	Jardine Matheson Holdings Ltd.	2,672,183	171,184
	AAC Technologies Holdings Inc.	8,919,008	163,549
	Power Assets Holdings Ltd.	16,825,718	145,864
	Sands China Ltd.	30,861,882	145,595
	Wharf Holdings Ltd.	15,663,409	142,665
	Hongkong Land Holdings Ltd.	15,049,774	109,154
3	WH Group Ltd.	107,592,001	109,032
	New World Development Co. Ltd.	71,063,493	105,950
	MTR Corp. Ltd.	17,994,941	104,325
	Jardine Strategic Holdings Ltd.	2,338,816	98,102
	China Mengniu Dairy Co. Ltd.	34,477,881	95,545
	Techtronic Industries Co. Ltd.	16,038,507	94,150
	Henderson Land Development Co. Ltd.	13,815,614	90,159
	Swire Pacific Ltd. Class A	8,393,470	82,945
	Wheelock & Co. Ltd.	10,520,996	73,294
	CK Infrastructure Holdings Ltd.	8,015,140	69,788
	Samsonite International SA	16,443,149	68,651
	Bank of East Asia Ltd.	15,511,166	68,063
	Sino Land Co. Ltd.	38,839,825	66,942
	Hang Lung Properties Ltd.	26,191,580	60,143
	Want Want China Holdings Ltd.	71,170,565	58,269
*,^	Semiconductor Manufacturing International Corp.	35,841,703	54,997

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	ASM Pacific Technology Ltd.	3,460,055	50,484
	Wynn Macau Ltd.	18,624,769	47,816
	Minth Group Ltd.	8,849,727	47,810
	Swire Properties Ltd.	13,747,498	46,456
	Hysan Development Co. Ltd.	8,039,924	38,846
	Hang Lung Group Ltd.	10,961,113	38,514
	Tingyi Cayman Islands Holding Corp.	24,085,938	37,980
	Li & Fung Ltd.	74,793,232	37,695
	NWS Holdings Ltd.	17,885,767	36,201
	Yue Yuen Industrial Holdings Ltd.	9,287,073	35,574
^	Kingston Financial Group Ltd.	45,665,316	35,259
	Kerry Properties Ltd.	7,783,500	35,028
	Dairy Farm International Holdings Ltd.	3,772,099	30,851
	PCCW Ltd.	55,226,892	30,450
	VTech Holdings Ltd.	2,057,645	29,253
	Shangri-La Asia Ltd.	14,404,601	28,680
	Sun Art Retail Group Ltd.	28,205,937	28,510
	Melco International Development Ltd.	10,305,762	28,245
	Hopewell Holdings Ltd.	7,264,679	27,895
*,3	China Resources Pharmaceutical Group Ltd.	21,936,500	26,724
	Xinyi Glass Holdings Ltd.	26,307,598	25,493
	Orient Overseas International Ltd.	2,548,105	24,540
	PRADA SPA	6,599,620	22,763
	Vitasoy International Holdings Ltd.	9,669,696	22,359
	First Pacific Co. Ltd.	29,240,335	22,280
	SJM Holdings Ltd.	24,862,688	21,375
^	MGM China Holdings Ltd.	9,461,056	21,343
	Nexteer Automotive Group Ltd.	10,480,227	20,525
	Luk Fook Holdings International Ltd.	4,417,594	18,687
	Great Eagle Holdings Ltd.	3,359,554	18,496
	Champion REIT	25,489,542	18,396
*,^	Cathay Pacific Airways Ltd.	10,429,957	17,843
	Johnson Electric Holdings Ltd.	4,338,370	17,504
^	United Co. RUSAL plc	26,966,182	17,405
*,^	CMBC Capital Holdings Ltd.	193,360,633	17,153
	Man Wah Holdings Ltd.	18,898,948	17,074
	Haitong International Securities Group Ltd.	29,208,770	16,567
^	IGG Inc.	11,880,372	15,951
3	BOC Aviation Ltd.	2,933,127	15,774
	NagaCorp Ltd.	19,201,028	15,513
*	Esprit Holdings Ltd.	24,548,208	14,854
	Chow Tai Fook Jewellery Group Ltd.	13,890,973	14,520
	SITC International Holdings Co. Ltd.	14,760,414	14,237
^	Xinyi Solar Holdings Ltd.	40,037,659	13,866
	Dah Sing Financial Holdings Ltd.	2,017,969	13,561
	Television Broadcasts Ltd.	3,556,095	13,449
	Uni-President China Holdings Ltd.	15,961,954	13,351
*,^	MMG Ltd.	28,846,661	13,073
*,^	HengTen Networks Group Ltd.	243,394,325	12,962
	Fortune REIT (XHKG)	10,566,244	12,799
^	Value Partners Group Ltd.	12,580,335	12,481
	Cafe de Coral Holdings Ltd.	4,039,755	12,430
	China Travel International Investment Hong Kong Ltd.	32,191,286	11,935
	Shui On Land Ltd.	46,399,658	11,491
*	Pacific Basin Shipping Ltd.	49,906,764	11,396
	FIH Mobile Ltd.	35,837,408	11,254
	L'Occitane International SA	5,682,891	10,798
	Dah Sing Banking Group Ltd.	4,677,376	10,352
	Shun Tak Holdings Ltd.	23,662,521	10,199
	Towngas China Co. Ltd.	12,283,988	10,082
	Shougang Fushan Resources Group Ltd.	46,514,674	10,028
^	Guotai Junan International Holdings Ltd.	30,763,592	9,835
	Kerry Logistics Network Ltd.	6,683,692	9,215
	K Wah International Holdings Ltd.	15,971,657	9,175

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
^	China Goldjoy Group Ltd.	115,572,593	8,886
	HKBN Ltd.	8,750,205	8,885
*	Global Brands Group Holding Ltd.	76,140,902	8,884
*,^	KuangChi Science Ltd.	22,551,400	8,559
	Yuexiu REIT	13,450,379	8,484
	Sunlight REIT	12,079,911	8,193
*,^	China Minsheng Financial Holding Corp. Ltd.	148,128,093	8,071
2	TCC International Holdings Ltd.	16,929,018	7,855
	Stella International Holdings Ltd.	4,772,785	7,776
	Giordano International Ltd.	13,639,410	7,711
*	Freeman FinTech Corp. Ltd.	129,949,040	7,585
*	Lai Sun Development Co. Ltd.	4,103,477	7,420
	Lifestyle International Holdings Ltd.	5,287,500	7,250
^	Gemdale Properties & Investment Corp. Ltd.	67,910,920	6,966
^	Truly International Holdings Ltd.	17,688,397	6,852
*,^,2	Brightoil Petroleum Holdings Ltd.	35,005,650	6,731
	Hopewell Highway Infrastructure Ltd.	10,777,747	6,687
	Huabao International Holdings Ltd.	9,948,929	6,455
*,^	Panda Green Energy Group Ltd.	42,160,637	6,381
	Pacific Textiles Holdings Ltd.	5,904,303	6,214
*	China Baoli Technologies Holdings Ltd.	338,200,000	6,107
	SmarTone Telecommunications Holdings Ltd.	4,836,765	6,022
*,^,2	Superb Summit International Group Ltd.	32,112,957	6,010
	Far East Consortium International Ltd.	10,948,507	5,980
	Hutchison Telecommunications Hong Kong Holdings Ltd.	16,568,378	5,949
	Chow Sang Sang Holdings International Ltd.	2,649,078	5,777
*,^	GCL New Energy Holdings Ltd.	78,771,037	5,759
	Prosperity REIT	12,928,339	5,520
*,^	China Harmony New Energy Auto Holding Ltd.	9,336,385	5,516
	Goodbaby International Holdings Ltd.	10,067,561	5,500
	Dynam Japan Holdings Co. Ltd.	3,395,256	5,319
	Road King Infrastructure Ltd.	3,193,186	5,250
*,^	United Laboratories International Holdings Ltd.	5,970,627	5,198
	CITIC Telecom International Holdings Ltd.	17,925,405	5,126
	CP Pokphand Co. Ltd.	63,154,796	5,103
^	China Silver Group Ltd.	14,563,024	5,023
	Texwinca Holdings Ltd.	8,308,316	5,017
^	Town Health International Medical Group Ltd.	51,896,341	4,986
	Canvest Environmental Protection Group Co. Ltd.	8,869,325	4,947
^	Microport Scientific Corp.	4,930,781	4,866
^	HC International Inc.	6,076,393	4,794
	Sa Sa International Holdings Ltd.	13,069,204	4,743
^	Pou Sheng International Holdings Ltd.	25,666,747	4,706
*	China Oceanwide Holdings Ltd.	56,361,963	4,696
^	Nan Hai Corp. Ltd.	146,607,854	4,436
*,^,3	IMAX China Holding Inc.	1,401,171	4,339
^	Spring REIT	9,387,811	4,129
	Sun Hung Kai & Co. Ltd.	6,417,818	4,122
*,^	Digital Domain Holdings Ltd.	137,788,364	3,979
	Emperor Capital Group Ltd.	45,186,995	3,887
^,3	Regina Miracle International Holdings Ltd.	4,041,605	3,881
^	Chong Hing Bank Ltd.	1,866,764	3,825
	Singamas Container Holdings Ltd.	18,162,677	3,773
*	G-Resources Group Ltd.	283,722,361	3,746
*,^	BEP International Holdings Ltd.	152,139,232	3,557
^	China Aerospace International Holdings Ltd.	28,298,811	3,557
*,^	Convoy Global Holdings Ltd.	142,721,859	3,460
*	COFCO Meat Holdings Ltd.	16,854,993	3,393
^	China LNG Group Ltd.	19,295,155	3,217
	Lee's Pharmaceutical Holdings Ltd.	3,538,188	3,172
	Liu Chong Hing Investment Ltd.	1,824,873	3,136
	Ju Teng International Holdings Ltd.	8,788,665	3,134
*,^	Macau Legend Development Ltd.	19,029,569	3,052
*	Beijing Enterprises Medical & Health Group Ltd.	56,999,182	3,033

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Swire Pacific Ltd. Class B	1,734,314	2,998
*,^	Sino Oil And Gas Holdings Ltd.	143,849,903	2,786
*,^	NewOcean Energy Holdings Ltd.	10,752,142	2,744
	HKR International Ltd.	4,216,570	2,691
*	China Strategic Holdings Ltd.	168,529,200	2,508
*	BOE Varitronix Ltd.	3,339,301	2,445
*	Honghua Group Ltd.	24,706,483	2,378
^	Parkson Retail Group Ltd.	14,951,233	2,282
*,^	China Financial International Investments Ltd.	75,974,766	2,241
*	China LotSynergy Holdings Ltd.	87,053,086	2,189
^	Shenwan Hongyuan HK Ltd.	5,366,864	1,949
*	CST Group Ltd.	308,422,084	1,940
^,3	CGN New Energy Holdings Co. Ltd.	12,377,103	1,858
	Emperor Watch & Jewellery Ltd.	36,595,468	1,810
*	Hong Kong Television Network Ltd.	5,004,858	1,798
	EVA Precision Industrial Holdings Ltd.	12,638,951	1,754
	TPV Technology Ltd.	10,255,782	1,750
*,^	Anton Oilfield Services Group	14,327,978	1,711
*	Mei Ah Entertainment Group Ltd.	38,594,978	1,707
*,^	Technovator International Ltd.	5,454,062	1,700
*	Lifestyle China Group Ltd.	5,065,701	1,689
*,^	Summit Ascent Holdings Ltd.	11,751,879	1,612
*	Good Resources Holdings Ltd.	28,922,911	1,521
*	China Medical & HealthCare Group Ltd.	40,554,527	1,485
*,^	Future World Financial Holdings Ltd.	72,948,400	1,478
*	Sunshine Oilsands Ltd.	42,076,894	1,457
*	Silver Base Group Holdings Ltd.	13,782,677	1,449
*,^	New Sports Group Ltd.	257,702,041	1,421
*,^	Xinchen China Power Holdings Ltd.	8,597,638	1,269
	Henderson Investment Ltd.	13,569,137	1,167
*,^	Qianhai Health Holdings Ltd.	80,242,420	1,153
*,^	China Ocean Industry Group Ltd.	122,790,682	1,070
	Yip's Chemical Holdings Ltd.	2,837,199	1,067
*	New World Department Store China Ltd.	4,644,180	1,024
*	China Healthcare Enterprise Group Ltd.	20,494,028	1,024
^	Kowloon Development Co. Ltd.	883,311	985
*	Tou Rong Chang Fu Group Ltd.	52,775,514	940
*,^	Vision Fame International Holding Ltd.	18,049,023	927
*	Yanchang Petroleum International Ltd.	37,438,573	672
	AMVIG Holdings Ltd.	2,370,000	671
*	Sincere Watch Hong Kong Ltd.	29,130,000	609
*	SOCAM Development Ltd.	1,627,275	384
*,^	13 Holdings Ltd.	8,073,949	363
*	Suncorp Technologies Ltd.	63,484,898	327
*	China Healthwise Holdings Ltd.	18,760,000	298
*	Midland Holdings Ltd.	850,657	230
*	GT Group Holdings Ltd.	8,030,049	208
*	China Huarong Energy Co. Ltd.	4,276,068	197
	APT Satellite Holdings Ltd.	335,872	159
*	China Shandong Hi-Speed Financial Group Ltd.	1,356,779	73
*	I-CABLE Communications Ltd.	2,152,122	67
*	Shougang Concord International Enterprises Co. Ltd. Rights Expire 11/08/2017	47,552,000	24
	SEA Holdings Ltd.	20,333	21
	Inspur International Ltd.	2,445	1
*,2	Qunxing Paper Holdings Co. Ltd.	1,573,000	—
*,2	China Longevity Group Co. Ltd.	1,027,000	—
			7,910,714
Hungary (0.1%)
	OTP Bank plc	3,196,270	128,860
*	MOL Hungarian Oil & Gas plc	5,581,992	66,848
	Richter Gedeon Nyrt	1,825,131	45,399
	Magyar Telekom Telecommunications plc	5,323,984	9,239
			250,346

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
India (2.5%)
Reliance Industries Ltd.	41,036,921	596,620
Housing Development Finance Corp. Ltd.	20,447,979	539,271
Infosys Ltd.	24,239,919	345,130
Tata Consultancy Services Ltd.	5,906,065	239,402
Maruti Suzuki India Ltd.	1,563,155	198,304
Axis Bank Ltd.	21,598,908	174,598
Hindustan Unilever Ltd.	9,126,605	174,419
ITC Ltd.	37,577,081	154,284
Bharti Airtel Ltd.	16,463,151	126,475
Sun Pharmaceutical Industries Ltd.	13,982,482	119,440
Oil & Natural Gas Corp. Ltd.	39,881,762	117,844
Vedanta Ltd.	21,433,492	110,033
Bharat Petroleum Corp. Ltd.	12,838,478	107,417
* Yes Bank Ltd.	20,220,122	98,286
State Bank of India	20,105,653	94,955
Indian Oil Corp. Ltd.	14,147,771	90,840
HCL Technologies Ltd.	6,763,869	89,387
* Tata Motors Ltd.	12,983,506	85,975
Eicher Motors Ltd.	172,464	85,901
Mahindra & Mahindra Ltd.	3,947,238	82,006
Larsen & Toubro Ltd.	4,320,490	81,604
Indiabulls Housing Finance Ltd.	4,208,189	80,906
Grasim Industries Ltd.	4,188,936	79,432
Hero MotoCorp Ltd.	1,271,144	75,651
ICICI Bank Ltd.	15,431,462	72,340
UltraTech Cement Ltd.	1,059,552	72,069
Coal India Ltd.	16,195,006	71,664
NTPC Ltd.	25,503,255	71,418
Adani Ports & Special Economic Zone Ltd.	10,710,866	71,232
Bharti Infratel Ltd.	10,008,976	68,424
Asian Paints Ltd.	3,715,449	67,847
JSW Steel Ltd.	15,429,514	61,649
Bajaj Finance Ltd.	2,135,647	59,396
Zee Entertainment Enterprises Ltd.	6,878,081	57,600
UPL Ltd.	4,555,165	56,287
Hindustan Petroleum Corp. Ltd.	7,843,043	54,176
Wipro Ltd.	11,416,718	51,883
Hindalco Industries Ltd.	11,496,111	47,504
Lupin Ltd.	2,894,702	45,976
Motherson Sumi Systems Ltd.	8,116,093	45,803
Godrej Consumer Products Ltd.	3,151,221	45,465
Tech Mahindra Ltd.	6,073,303	45,188
Bajaj Auto Ltd.	893,108	44,950
Piramal Enterprises Ltd.	1,037,845	44,056
Ambuja Cements Ltd.	9,950,858	43,282
Cipla Ltd.	4,164,559	40,377
Titan Co. Ltd.	4,072,121	39,944
Aurobindo Pharma Ltd.	3,399,889	39,926
Shriram Transport Finance Co. Ltd.	2,162,625	39,043
Bajaj Finserv Ltd.	494,545	38,289
GAIL India Ltd.	5,244,622	37,688
IndusInd Bank Ltd.	1,494,612	37,566
* United Spirits Ltd.	765,384	36,087
Kotak Mahindra Bank Ltd.	2,262,566	35,826
Dabur India Ltd.	6,858,125	35,252
Federal Bank Ltd.	18,672,079	35,159
Nestle India Ltd.	297,324	33,218
Power Grid Corp. of India Ltd.	9,899,388	32,387
Tata Steel Ltd.	2,976,703	32,373
Shree Cement Ltd.	107,403	31,414
Bosch Ltd.	94,050	30,539
Ashok Leyland Ltd.	15,054,728	30,512
LIC Housing Finance Ltd.	3,182,568	29,452

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Vakrangee Ltd.	3,322,232	28,861
	Marico Ltd.	5,878,043	28,628
	Dr Reddy's Laboratories Ltd.	721,559	26,918
	Britannia Industries Ltd.	372,736	26,715
*	Idea Cellular Ltd.	18,510,951	26,554
	Bharat Forge Ltd.	2,388,526	25,781
	Cadila Healthcare Ltd.	3,192,698	24,828
	Mahindra & Mahindra Financial Services Ltd.	3,584,293	23,900
	Dewan Housing Finance Corp. Ltd.	2,358,587	23,432
	Havells India Ltd.	3,121,285	23,391
	Rural Electrification Corp. Ltd.	8,554,794	22,898
	Container Corp. Of India Ltd.	1,069,713	22,844
	Rajesh Exports Ltd.	1,824,394	22,055
	Bharat Electronics Ltd.	7,616,732	21,731
	Siemens Ltd.	1,098,164	21,598
3	ICICI Prudential Life Insurance Co. Ltd.	3,322,311	20,822
^	Wipro Ltd. ADR	3,825,347	20,504
*	Bharat Financial Inclusion Ltd.	1,307,275	19,716
	Pidilite Industries Ltd.	1,610,683	19,463
	NMDC Ltd.	9,814,002	19,435
	Page Industries Ltd.	62,763	19,336
	Apollo Hospitals Enterprise Ltd.	1,182,361	18,985
	Edelweiss Financial Services Ltd.	4,345,997	18,900
	Crompton Greaves Consumer Electricals Ltd.	5,215,304	17,830
	Power Finance Corp. Ltd.	8,222,783	17,672
	Bharat Heavy Electricals Ltd.	11,621,334	17,595
	Glenmark Pharmaceuticals Ltd.	1,839,299	17,543
	L&T Finance Holdings Ltd.	5,605,265	17,427
	TVS Motor Co. Ltd.	1,499,737	16,764
	ACC Ltd.	596,895	16,687
	Natco Pharma Ltd.	1,114,703	16,673
	DLF Ltd.	5,346,583	16,641
*	Tata Motors Ltd. Class A	4,458,299	16,593
	Tata Power Co. Ltd.	12,587,749	16,515
*	Punjab National Bank	5,415,107	16,503
*	Steel Authority of India Ltd.	12,891,024	15,537
	Bank of Baroda	5,896,917	15,473
*,3	Avenue Supermarts Ltd.	877,782	15,467
	IDFC Bank Ltd.	17,579,917	15,387
	Hindustan Zinc Ltd.	3,147,869	15,339
*	Max Financial Services Ltd.	1,676,574	15,207
	Bajaj Holdings & Investment Ltd.	318,092	14,590
	Sun TV Network Ltd.	1,079,355	14,278
	Alkem Laboratories Ltd.	492,243	14,244
	Oracle Financial Services Software Ltd.	262,275	14,177
	Divi's Laboratories Ltd.	1,033,461	14,087
	Reliance Capital Ltd.	1,577,613	14,085
	Colgate-Palmolive India Ltd.	848,321	13,944
	United Breweries Ltd.	871,567	13,832
	CESC Ltd.	872,602	13,737
	ABB India Ltd.	634,630	13,587
	MRF Ltd.	13,144	13,491
	Oil India Ltd.	2,320,465	13,235
	Emami Ltd.	676,382	13,151
	Info Edge India Ltd.	744,464	13,076
	Dalmia Bharat Ltd.	281,556	13,020
	Reliance Infrastructure Ltd.	1,666,094	12,956
	NHPC Ltd.	29,359,531	12,951
	Mindtree Ltd.	1,732,776	12,841
	Kansai Nerolac Paints Ltd.	1,589,577	12,597
	Cummins India Ltd.	872,377	12,200
	Dr Reddy's Laboratories Ltd. ADR	332,511	12,093
*	Indiabulls Real Estate Ltd.	3,421,337	11,890
	Berger Paints India Ltd.	2,872,494	11,813

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
* Future Retail Ltd.	1,449,315	11,664
KRBL Ltd.	1,168,863	11,651
NBCC India Ltd.	2,869,597	11,540
* Jindal Steel & Power Ltd.	4,570,829	11,516
Jubilant Foodworks Ltd.	454,941	11,471
Apollo Tyres Ltd.	2,965,892	11,272
Voltas Ltd.	1,273,477	11,166
State Bank of India GDR	232,874	11,024
Indraprastha Gas Ltd.	440,255	10,772
Tata Global Beverages Ltd.	2,996,033	10,515
Arvind Ltd.	1,682,150	10,426
Biocon Ltd.	1,874,715	10,407
Torrent Pharmaceuticals Ltd.	527,743	10,349
Muthoot Finance Ltd.	1,309,767	9,980
Mphasis Ltd.	931,505	9,974
Canara Bank	1,581,141	9,906
Castrol India Ltd.	1,593,836	9,845
3 InterGlobe Aviation Ltd.	506,018	9,761
Petronet LNG Ltd.	2,414,468	9,695
GlaxoSmithKline Consumer Healthcare Ltd.	123,263	9,650
AIA Engineering Ltd.	445,825	9,482
Tata Communications Ltd.	889,140	9,403
* Bank of India	3,134,880	9,258
Jubilant Life Sciences Ltd.	917,169	9,077
Gillette India Ltd.	97,650	9,000
Exide Industries Ltd.	2,762,937	8,920
Kajaria Ceramics Ltd.	835,458	8,791
Cholamandalam Investment and Finance Co. Ltd.	493,718	8,777
Escorts Ltd.	741,135	8,714
* Suzlon Energy Ltd.	33,195,064	8,701
Sundaram Finance Ltd.	318,984	8,653
GRUH Finance Ltd.	1,121,098	8,627
National Aluminium Co. Ltd.	5,813,794	8,592
Indian Hotels Co. Ltd.	4,843,108	8,484
* GMR Infrastructure Ltd.	28,529,458	8,470
Manappuram Finance Ltd.	5,382,186	8,392
NCC Ltd.	4,972,500	8,367
PI Industries Ltd.	653,393	8,289
Godrej Industries Ltd.	904,710	8,285
Balkrishna Industries Ltd.	307,295	8,109
Supreme Industries Ltd.	458,240	8,004
PC Jeweller Ltd.	1,456,599	7,894
Whirlpool of India Ltd.	360,667	7,681
Ramco Cements Ltd.	688,751	7,668
Oberoi Realty Ltd.	1,032,981	7,571
Century Textiles & Industries Ltd.	357,440	7,510
Strides Shasun Ltd.	573,328	7,343
Bayer CropScience Ltd.	121,026	7,207
* Sun Pharma Advanced Research Co. Ltd.	1,083,863	7,025
Adani Enterprises Ltd.	3,383,007	6,918
IRB Infrastructure Developers Ltd.	1,819,894	6,834
* TI Financial Holdings Ltd.	527,395	6,782
Coromandel International Ltd.	842,130	6,699
* Fortis Healthcare Ltd.	2,997,119	6,662
* JM Financial Ltd.	2,553,797	6,502
Prestige Estates Projects Ltd.	1,382,509	6,495
Karur Vysya Bank Ltd.	3,300,244	6,472
Torrent Power Ltd.	1,543,609	6,465
Amara Raja Batteries Ltd.	596,382	6,448
* CG Power and Industrial Solutions Ltd.	5,013,475	6,425
JSW Energy Ltd.	4,828,273	6,368
PVR Ltd.	293,890	6,296
Hexaware Technologies Ltd.	1,424,374	6,268
* Adani Power Ltd.	12,293,716	6,223

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
* Godrej Properties Ltd.	590,493	6,195
Engineers India Ltd.	2,148,486	6,156
Ceat Ltd.	236,823	6,127
Care Ratings Ltd.	256,714	5,969
* Union Bank of India	2,125,053	5,794
Gujarat Pipavav Port Ltd.	2,618,054	5,733
Redington India Ltd.	2,348,933	5,721
Indian Bank	1,162,833	5,655
Jain Irrigation Systems Ltd.	3,546,988	5,624
Gujarat Gas Ltd.	397,606	5,601
* Aditya Birla Fashion and Retail Ltd.	2,292,854	5,557
Mangalore Refinery & Petrochemicals Ltd.	2,510,382	5,518
KPIT Technologies Ltd.	2,376,222	5,443
Ajanta Pharma Ltd.	285,550	5,381
WABCO India Ltd.	53,844	5,297
* IDBI Bank Ltd.	5,383,916	5,206
Gujarat State Petronet Ltd.	1,626,296	5,137
SRF Ltd.	194,069	5,065
Thermax Ltd.	328,107	5,021
Welspun India Ltd.	4,830,423	5,001
Mahanagar Gas Ltd.	263,835	4,899
Blue Dart Express Ltd.	75,647	4,898
Balrampur Chini Mills Ltd.	1,846,298	4,895
Ipca Laboratories Ltd.	591,509	4,871
* Equitas Holdings Ltd.	2,130,690	4,850
Gujarat Fluorochemicals Ltd.	334,054	4,800
Srei Infrastructure Finance Ltd.	2,687,009	4,764
India Cements Ltd.	1,575,910	4,728
Persistent Systems Ltd.	467,209	4,705
Symphony Ltd.	205,712	4,644
Sadbhav Engineering Ltd.	940,258	4,593
South Indian Bank Ltd.	9,615,962	4,544
Karnataka Bank Ltd.	1,781,902	4,476
3 Syngene International Ltd.	567,924	4,435
* Reliance Power Ltd.	6,985,178	4,403
Cox & Kings Ltd.	1,084,944	4,382
GE T&D India Ltd.	718,289	4,337
* Adani Transmissions Ltd.	1,340,999	4,309
PTC India Ltd.	2,257,529	4,294
* Just Dial Ltd.	590,738	4,251
* Mahindra CIE Automotive Ltd.	1,096,732	4,242
Wockhardt Ltd.	419,199	4,192
eClerx Services Ltd.	211,806	4,187
* Dish TV India Ltd.	3,393,186	4,072
Alembic Pharmaceuticals Ltd.	521,225	4,068
* Sintex Plastics Technology Ltd.	2,820,664	4,048
Sanofi India Ltd.	62,376	4,026
Bajaj Corp. Ltd.	554,303	3,985
* Jaiprakash Associates Ltd.	13,732,183	3,927
Motilal Oswal Financial Services Ltd.	184,243	3,912
Great Eastern Shipping Co. Ltd.	626,641	3,777
Sobha Ltd.	468,701	3,684
Multi Commodity Exchange of India Ltd.	223,465	3,640
Repco Home Finance Ltd.	370,086	3,538
Jindal Saw Ltd.	1,833,591	3,535
Kaveri Seed Co. Ltd.	397,629	3,533
* Hindustan Construction Co. Ltd.	5,628,115	3,473
* IFCI Ltd.	8,983,149	3,365
* Reliance Communications Ltd.	12,738,381	3,365
Pfizer Ltd.	125,283	3,359
* TV18 Broadcast Ltd.	4,985,703	3,358
3 Dr Lal PathLabs Ltd.	275,735	3,291
Varun Beverages Ltd.	423,161	3,290
* Housing Development & Infrastructure Ltd.	3,585,080	3,273

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Syndicate Bank	2,499,475	3,187
	VA Tech Wabag Ltd.	349,766	3,172
	Welspun Corp. Ltd.	1,395,894	3,163
	Chambal Fertilizers and Chemicals Ltd.	1,319,222	3,071
*	Jammu & Kashmir Bank Ltd.	2,364,519	3,025
	Vijaya Bank	2,871,762	2,927
	Gateway Distriparks Ltd.	705,986	2,890
	GlaxoSmithKline Pharmaceuticals Ltd.	71,812	2,869
	Radico Khaitan Ltd.	830,446	2,814
*	Central Bank of India	2,208,108	2,789
	Gujarat Mineral Development Corp. Ltd.	1,026,009	2,777
*	Jet Airways India Ltd.	300,938	2,719
	Raymond Ltd.	197,221	2,718
*	Unitech Ltd.	25,154,607	2,608
*	Andhra Bank	2,509,468	2,560
3	Laurus Labs Ltd.	294,223	2,446
*	Aditya Birla Capital Ltd.	831,530	2,284
*	RattanIndia Power Ltd.	25,500,612	2,245
*	Bajaj Hindusthan Sugar Ltd.	9,616,574	2,216
*	Shipping Corp. of India Ltd.	1,530,257	2,184
*	Indian Overseas Bank	5,532,962	2,158
*	Reliance Home Finance Ltd.	1,577,613	2,113
*	Allahabad Bank	1,732,385	2,099
*	DEN Networks Ltd.	1,542,785	2,043
	IDFC Ltd.	2,092,913	2,036
*	Oriental Bank of Commerce	925,155	2,014
	Marksans Pharma Ltd.	2,723,185	1,884
*	Tata Motors Ltd. ADR	57,417	1,881
*	Thomas Cook India Ltd.	502,217	1,859
*	Corp Bank	2,650,322	1,854
	Sintex Industries Ltd.	4,369,857	1,801
	GE Power India Ltd.	164,724	1,732
*	Indian Hotels Co. Ltd. Rights	968,621	1,694
	McLeod Russel India Ltd.	629,420	1,614
*	UCO Bank	2,956,646	1,480
	ICICI Bank Ltd. ADR	154,449	1,413
	Vedanta Ltd. ADR	63,092	1,300
*	Shree Renuka Sugars Ltd.	5,107,730	1,137
	Infosys Ltd. ADR	72,476	1,076
*	Rolta India Ltd.	1,078,980	938
*	Reliance Naval and Engineering Ltd.	958,685	804
*	Karur Vysya Bank Ltd. Rights Expire 11/10/2017	550,040	432
*	Polaris Consulting & Services Ltd.	21,168	92
*	Nagarjuna Fertilizers & Chemicals Ltd.	312,129	87
*	JITF Infralogistics Ltd.	131,362	77
*	Videocon Industries Ltd.	178,136	44
*,2	Chennai Super Kings Cricket Ltd.	951,110	—
			7,846,944
Indonesia (0.5%)
	Bank Central Asia Tbk PT	124,477,900	191,751
	Telekomunikasi Indonesia Persero Tbk PT	609,351,021	181,810
	Bank Rakyat Indonesia Persero Tbk PT	136,460,700	156,998
	Astra International Tbk PT	261,326,954	154,148
	Bank Mandiri Persero Tbk PT	238,832,078	124,050
	Unilever Indonesia Tbk PT	14,924,070	54,579
	Bank Negara Indonesia Persero Tbk PT	96,902,902	54,321
	United Tractors Tbk PT	19,480,510	49,786
	Indofood Sukses Makmur Tbk PT	55,865,395	33,774
	Hanjaya Mandala Sampoerna Tbk PT	114,083,763	33,459
	Gudang Garam Tbk PT	6,063,614	31,293
	Semen Indonesia Persero Tbk PT	37,609,751	30,217
	Kalbe Farma Tbk PT	238,144,954	28,095
	Indocement Tunggal Prakarsa Tbk PT	16,720,302	27,667
	Charoen Pokphand Indonesia Tbk PT	91,433,469	22,251

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Adaro Energy Tbk PT	163,409,330	21,991
	Indofood CBP Sukses Makmur Tbk PT	29,242,416	18,980
	Matahari Department Store Tbk PT	29,533,268	18,720
	Perusahaan Gas Negara Persero Tbk	133,054,054	18,053
	Ciputra Development Tbk PT	172,282,010	15,373
	Bank Danamon Indonesia Tbk PT	38,666,776	14,545
	Jasa Marga Persero Tbk PT	28,099,861	13,468
	Pakuwon Jati Tbk PT	284,728,034	13,223
	Bumi Serpong Damai Tbk PT	96,130,560	12,201
	Tower Bersama Infrastructure Tbk PT	24,213,884	12,167
	Lippo Karawaci Tbk PT	238,210,900	12,121
	Surya Citra Media Tbk PT	74,006,821	11,736
*	XL Axiata Tbk PT	45,013,853	11,220
	AKR Corporindo Tbk PT	20,341,300	11,176
	Summarecon Agung Tbk PT	134,339,500	10,254
	Bank Tabungan Negara Persero Tbk PT	46,074,797	9,376
	Tambang Batubara Bukit Asam Persero Tbk PT	10,392,869	8,795
	Waskita Karya Persero Tbk PT	53,805,967	8,411
	Indo Tambangraya Megah Tbk PT	5,018,100	8,215
	Ace Hardware Indonesia Tbk PT	85,313,700	7,895
	Japfa Comfeed Indonesia Tbk PT	77,439,465	7,854
	Media Nusantara Citra Tbk PT	63,914,583	7,350
	Pembangunan Perumahan Persero Tbk PT	31,263,625	6,572
*	Vale Indonesia Tbk PT	28,070,836	6,088
	Semen Baturaja Persero TBK PT	28,628,452	5,889
	Wijaya Karya Persero Tbk PT	39,478,998	5,735
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	31,695,900	5,726
	Astra Agro Lestari Tbk PT	5,208,096	5,597
*	Aneka Tambang Persero Tbk PT	107,521,927	5,114
	Link Net Tbk PT	12,881,200	4,737
	Kawasan Industri Jababeka Tbk PT	187,769,804	4,209
	Adhi Karya Persero Tbk PT	25,380,400	4,098
	Alam Sutera Realty Tbk PT	134,942,900	4,043
	Mitra Adiperkasa Tbk PT	8,344,000	4,030
	Global Mediacom Tbk PT	93,374,512	4,027
	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	36,022,800	4,011
*	Medco Energi Internasional Tbk PT	67,357,200	3,928
*	Panin Financial Tbk PT	184,847,100	3,218
*	Eagle High Plantations Tbk PT	158,129,500	2,846
*	Siloam International Hospitals Tbk PT	3,473,785	2,498
	Agung Podomoro Land Tbk PT	122,690,000	2,370
	Surya Semesta Internusa Tbk PT	53,814,000	2,341
	Ramayana Lestari Sentosa Tbk PT	34,042,500	2,297
	Timah Persero Tbk PT	33,689,487	2,037
	Intiland Development Tbk PT	67,755,800	1,939
*	Tiga Pilar Sejahtera Food Tbk	25,864,557	1,859
*	Krakatau Steel Persero Tbk PT	46,351,636	1,682
*	Lippo Cikarang Tbk PT	5,712,500	1,603
*	Matahari Putra Prima Tbk PT	33,991,300	1,454
	Bekasi Fajar Industrial Estate Tbk PT	67,348,700	1,412
	Wijaya Karya Beton Tbk PT	27,926,705	1,349
	Salim Ivomas Pratama Tbk PT	33,590,700	1,288
	Gajah Tunggal Tbk PT	22,673,600	1,163
*	Bakrie and Brothers Tbk PT	249,678,500	920
	Sampoerna Agro PT	2,308,280	424
*,2	Berlian Laju Tanker Tbk PT	25,926,000	375
	BISI International Tbk PT	2,952,274	357
*,2	Bakrie Telecom Tbk PT	94,762,000	349
*,2	Sigmagold Inti Perkasa Tbk PT	64,941,800	239
			1,555,147
Ireland (0.2%)
	Kerry Group plc Class A	1,877,951	189,120
	Bank of Ireland Group plc	11,805,223	92,498
	Kingspan Group plc	1,915,702	80,085

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Allied Irish Banks plc	8,766,649	51,833
	Glanbia plc	2,565,085	49,614
*	Cairn Homes plc	9,022,008	18,734
	Green REIT plc	9,774,236	17,196
	Hibernia REIT plc	9,407,889	16,157
*	Ryanair Holdings plc	768,457	15,128
	C&C Group plc	3,968,428	13,585
	Irish Continental Group plc	2,015,140	13,423
	Origin Enterprises plc	1,491,027	11,806
*	Ryanair Holdings plc ADR	74,911	8,398
*	Permanent TSB Group Holdings plc	1,315,449	3,005
*,2	Irish Bank Resolution Corp. Ltd.	698,992	—
			580,582
Israel (0.3%)
	Teva Pharmaceutical Industries Ltd.	11,645,060	160,597
	Bank Leumi Le-Israel BM	18,990,712	104,976
	Bank Hapoalim BM	13,522,172	95,740
	Nice Ltd.	802,842	66,819
	Elbit Systems Ltd.	312,560	46,388
*	Israel Discount Bank Ltd. Class A	15,629,366	41,518
	Bezeq The Israeli Telecommunication Corp. Ltd.	27,159,058	40,578
*	Tower Semiconductor Ltd.	1,201,786	39,806
	Frutarom Industries Ltd.	478,917	39,440
	Mizrahi Tefahot Bank Ltd.	1,708,644	30,847
	Israel Chemicals Ltd.	6,720,465	28,025
	Azrieli Group Ltd.	424,748	23,996
*	Mazor Robotics Ltd.	537,673	17,291
	Paz Oil Co. Ltd.	99,870	16,309
	Alony Hetz Properties & Investments Ltd.	1,261,841	13,051
	First International Bank Of Israel Ltd.	639,552	12,142
	Gazit-Globe Ltd.	1,244,080	11,841
*	Airport City Ltd.	875,411	11,213
*	Nova Measuring Instruments Ltd.	340,750	10,395
	Delek Group Ltd.	61,058	10,020
	Harel Insurance Investments & Financial Services Ltd.	1,430,249	9,777
	Oil Refineries Ltd.	18,917,757	9,721
	Melisron Ltd.	172,662	9,024
	Strauss Group Ltd.	410,882	8,358
*	Israel Corp. Ltd.	42,483	7,932
	Reit 1 Ltd.	1,915,250	7,685
	Amot Investments Ltd.	1,298,493	7,664
*	Partner Communications Co. Ltd.	1,108,464	5,906
	IDI Insurance Co. Ltd.	86,741	5,809
	Shikun & Binui Ltd.	2,306,372	5,453
	Shufersal Ltd.	847,316	5,385
*	Jerusalem Oil Exploration	98,428	5,296
*	Cellcom Israel Ltd. (Registered)	515,861	4,985
*	Jerusalem Economy Ltd.	1,802,336	4,875
*	Clal Insurance Enterprises Holdings Ltd.	253,157	4,857
*	Phoenix Holdings Ltd.	871,455	4,310
	Electra Ltd.	17,960	4,088
	Migdal Insurance & Financial Holding Ltd.	3,475,975	4,041
	Bayside Land Corp.	8,180	3,817
	Formula Systems 1985 Ltd.	92,191	3,783
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	70,603	3,452
	Delta-Galil Industries Ltd.	106,115	3,443
*	Africa Israel Properties Ltd.	142,066	3,368
	Menora Mivtachim Holdings Ltd.	270,512	3,344
*	Gilat Satellite Networks Ltd.	466,885	3,318
	Big Shopping Centers Ltd.	43,145	3,156
*	Kenon Holdings Ltd.	173,068	2,984
*	Brack Capital Properties NV	24,364	2,651
	Delek Automotive Systems Ltd.	349,664	2,628
*	Allot Communications Ltd.	435,560	2,377

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Matrix IT Ltd.	203,545	2,235
	Naphtha Israel Petroleum Corp. Ltd.	378,207	2,198
	Norstar Holdings Inc.	114,719	2,061
*	AudioCodes Ltd.	297,988	2,059
*	B Communications Ltd.	119,903	1,865
*	Ceragon Networks Ltd.	781,395	1,621
*	Kamada Ltd.	319,053	1,587
	Teva Pharmaceutical Industries Ltd. ADR	99,189	1,369
*	Evogene Ltd.	276,637	1,176
	Property & Building Corp. Ltd.	11,550	1,109
*	Cellcom Israel Ltd.	96,644	932
*	Compugen Ltd.	45,710	141
	Delek Energy Systems Ltd.	317	124
	Silicom Ltd.	1,067	76
			993,032
Italy (1.9%)
	Enel SPA	99,828,557	619,111
*	UniCredit SPA	28,654,449	547,611
	Eni SPA	32,099,571	524,771
	Intesa Sanpaolo SPA (Registered)	154,851,454	520,602
	Assicurazioni Generali SPA	16,814,618	306,026
*	Fiat Chrysler Automobiles NV	14,002,463	242,123
	Atlantia SPA	6,832,629	222,750
	Ferrari NV	1,615,511	193,440
	CNH Industrial NV	12,388,769	158,066
	Snam SPA	30,386,431	155,150
*	Telecom Italia SPA (Registered)	143,338,764	124,030
	Luxottica Group SPA	1,995,253	114,394
	Terna Rete Elettrica Nazionale SPA	18,231,326	109,972
	Prysmian SPA	2,745,907	94,486
	EXOR NV	1,365,920	87,565
	Leonardo SPA	4,989,890	86,137
^	Mediobanca SPA	7,543,516	82,635
	Tenaris SA	5,659,882	77,266
	Intesa Sanpaolo SPA	23,272,735	73,350
*,^	Banco BPM SPA	19,495,581	67,882
	Moncler SPA	2,176,408	61,786
	Recordati SPA	1,291,169	60,005
	Unione di Banche Italiane SPA	12,520,732	58,766
	Davide Campari-Milano SPA	7,277,502	58,270
	Telecom Italia SPA (Bearer)	81,091,279	57,614
	FinecoBank Banca Fineco SPA	5,055,055	47,280
3	Poste Italiane SPA	6,010,826	43,918
	Italgas SPA	6,328,603	36,973
	Interpump Group SPA	1,084,952	36,519
*,3	Pirelli & C SPA	4,568,176	35,919
	A2A SPA	19,731,450	33,886
	Hera SPA	10,324,361	33,215
*	Brembo SPA	1,985,102	32,770
	Cerved Information Solutions SPA	2,493,968	32,075
^	Saipem SPA	7,467,185	31,389
	BPER Banca	5,945,161	28,940
	Azimut Holding SPA	1,462,807	28,875
*,^	Yoox Net-A-Porter Group SPA	760,602	28,412
	Unipol Gruppo SPA	6,281,018	28,325
	UnipolSai Assicurazioni SPA	12,321,020	28,036
	Banca Mediolanum SPA	3,256,479	27,747
	DiaSorin SPA	297,765	27,087
	Buzzi Unicem SPA (MTAA)	938,535	26,129
	Banca Generali SPA	737,841	24,276
	De' Longhi SPA	723,023	23,698
	Amplifon SPA	1,517,427	23,050
	Societa Cattolica di Assicurazioni SC	2,100,002	22,757
3	Anima Holding SPA	2,990,415	22,738

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Banca Popolare di Sondrio SCPA	5,538,730	21,911
	Autogrill SPA	1,652,122	21,606
3	Infrastrutture Wireless Italiane SPA	2,953,837	20,188
	Industria Macchine Automatiche SPA	214,201	19,208
	Iren SPA	6,586,531	18,123
*,^	Mediaset SPA	4,469,542	16,411
3	Enav SPA	3,323,179	15,820
	Saras SPA	5,885,867	15,707
	Societa Iniziative Autostradali e Servizi SPA	911,972	15,545
3	OVS SPA	1,995,423	14,922
^	Salvatore Ferragamo SPA	568,206	14,912
	Banca IFIS SPA	251,627	13,710
	Ei Towers SPA	216,497	12,656
	Brunello Cucinelli SPA	374,615	12,573
3	Technogym SPA	1,268,939	12,346
*	Reply SPA	227,392	12,085
	ASTM SPA	434,808	12,061
	Beni Stabili SpA SIIQ	13,059,445	11,554
^	Tod's SPA	169,022	11,239
	ERG SPA	615,824	10,287
	MARR SPA	394,323	10,070
	Datalogic SPA	248,080	9,844
	ACEA SPA	590,839	9,619
^	Salini Impregilo SPA	2,112,114	8,925
	Credito Emiliano SPA	909,278	7,967
	Danieli & C Officine Meccaniche SPA Savings Shares	463,620	7,711
^	Maire Tecnimont SPA	1,371,196	7,689
*,^	Fincantieri SPA	6,134,560	7,624
	Buzzi Unicem SPA Savings Shares	468,165	7,416
	Piaggio & C SPA	2,221,271	7,265
	Parmalat SPA	1,882,125	7,125
3	RAI Way SPA	1,165,691	7,068
	CIR-Compagnie Industriali Riunite SPA	3,730,950	5,608
	Immobiliare Grande Distribuzione SIIQ SPA	4,385,942	5,073
*	Italmobiliare SPA	186,605	5,022
*,^	Credito Valtellinese SPA	1,418,059	5,022
	Cementir Holding SPA	574,387	4,874
	Tenaris SA ADR	172,218	4,693
*	Arnoldo Mondadori Editore SPA	1,694,267	4,387
	Cairo Communication SPA	829,387	4,201
*,^	Juventus Football Club SPA	4,826,694	4,200
	Danieli & C Officine Meccaniche SPA (MTAA)	168,673	4,038
^	Geox SPA	895,120	3,908
	Astaldi SPA	525,569	3,639
	Zignago Vetro SPA	381,282	3,565
	Cofide SPA	4,106,800	2,919
*	GEDI Gruppo Editoriale SPA	3,068,542	2,730
*,^	Rizzoli Corriere Della Sera Mediagroup SPA	1,506,687	2,260
*,^	Safilo Group SPA	352,193	2,225
	DeA Capital SPA	931,153	1,437
	Esprinet SPA	295,143	1,415
*,2	Gemina SPA CVR	315,232	5
			5,880,230
Japan (17.3%)
	Toyota Motor Corp.	33,632,521	2,086,094
	Mitsubishi UFJ Financial Group Inc.	165,325,086	1,121,424
	SoftBank Group Corp.	10,950,550	970,462
	Honda Motor Co. Ltd.	22,939,112	718,845
	Sumitomo Mitsui Financial Group Inc.	17,150,645	687,102
	Sony Corp.	16,225,942	678,807
	Keyence Corp.	1,157,333	642,580
	KDDI Corp.	23,426,987	624,157
	Mizuho Financial Group Inc.	326,100,393	592,486
	FANUC Corp.	2,491,611	582,598

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Takeda Pharmaceutical Co. Ltd.	9,811,140	553,200
Shin-Etsu Chemical Co. Ltd.	5,235,564	552,149
Nintendo Co. Ltd.	1,381,389	535,926
Japan Tobacco Inc.	15,371,088	508,786
Canon Inc.	13,191,627	495,571
Maxwell Holdings Ltd.	59,368,523	472,772
East Japan Railway Co.	4,775,883	463,163
Mitsubishi Electric Corp.	25,360,620	434,009
Central Japan Railway Co.	2,326,988	422,690
Nippon Telegraph & Telephone Corp.	8,590,693	415,339
Panasonic Corp.	27,391,414	413,593
NTT DOCOMO Inc.	16,629,428	402,744
Nidec Corp.	3,007,051	399,886
Seven & i Holdings Co. Ltd.	9,896,216	398,862
Mitsubishi Corp.	16,541,319	387,364
Tokio Marine Holdings Inc.	8,966,412	386,517
Komatsu Ltd.	11,746,636	383,830
Bridgestone Corp.	8,029,586	383,577
Murata Manufacturing Co. Ltd.	2,434,072	382,544
Recruit Holdings Co. Ltd.	15,378,260	377,039
Daikin Industries Ltd.	3,410,589	376,907
Kao Corp.	6,193,675	374,316
Astellas Pharma Inc.	26,594,258	353,939
Tokyo Electron Ltd.	2,002,429	352,587
Denso Corp.	6,279,525	345,838
Mitsui & Co. Ltd.	21,579,803	322,280
ITOCHU Corp.	18,149,912	317,926
Daiwa House Industry Co. Ltd.	8,341,645	305,746
Suzuki Motor Corp.	5,285,015	289,478
SMC Corp.	743,719	284,517
Mitsui Fudosan Co. Ltd.	12,150,969	283,616
ORIX Corp.	16,473,526	283,239
Dai-ichi Life Holdings Inc.	14,564,373	278,149
Mitsubishi Estate Co. Ltd.	15,209,990	275,826
Subaru Corp.	7,867,206	271,805
Kubota Corp.	14,369,186	270,363
Kyocera Corp.	4,004,592	267,858
Hoya Corp.	4,835,078	262,693
Kirin Holdings Co. Ltd.	10,749,852	258,038
Nomura Holdings Inc.	43,026,441	246,231
Nippon Steel & Sumitomo Metal Corp.	10,030,179	240,478
Nissan Motor Co. Ltd.	24,724,263	240,453
Otsuka Holdings Co. Ltd.	5,387,124	225,045
Asahi Group Holdings Ltd.	4,897,444	223,609
Fast Retailing Co. Ltd.	657,529	219,993
MS&AD Insurance Group Holdings Inc.	6,410,168	217,768
JXTG Holdings Inc.	40,866,188	211,025
Sumitomo Corp.	14,416,958	208,528
Shiseido Co. Ltd.	4,986,334	205,674
Japan Post Holdings Co. Ltd.	17,580,061	203,374
FUJIFILM Holdings Corp.	4,965,167	203,114
Shionogi & Co. Ltd.	3,690,208	198,670
Toray Industries Inc.	19,446,290	196,828
Oriental Land Co. Ltd.	2,437,524	194,961
Fujitsu Ltd.	24,883,385	193,904
Asahi Kasei Corp.	15,985,028	193,574
Daiichi Sankyo Co. Ltd.	8,369,156	192,229
Secom Co. Ltd.	2,487,567	189,409
Sumitomo Mitsui Trust Holdings Inc.	4,797,932	189,374
Eisai Co. Ltd.	3,388,729	188,605
Sompo Holdings Inc.	4,688,090	188,439
Sumitomo Realty & Development Co. Ltd.	5,540,550	185,565
Nitto Denko Corp.	1,981,508	184,256
Mitsubishi Chemical Holdings Corp.	16,566,608	173,043

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
West Japan Railway Co.	2,350,936	165,779
Sumitomo Electric Industries Ltd.	9,688,936	164,957
Terumo Corp.	3,946,354	164,446
Daito Trust Construction Co. Ltd.	923,454	161,452
Resona Holdings Inc.	28,080,896	151,787
Taisei Corp.	2,701,241	149,668
Mitsubishi Heavy Industries Ltd.	3,671,884	143,669
JFE Holdings Inc.	6,607,762	142,009
Omron Corp.	2,528,981	141,713
* Toshiba Corp.	49,005,837	141,679
MEIJI Holdings Co. Ltd.	1,732,704	141,649
Aeon Co. Ltd.	9,013,680	139,419
Sekisui House Ltd.	7,440,795	139,132
Nitori Holdings Co. Ltd.	949,341	137,969
Shimano Inc.	1,002,801	137,225
Sumitomo Chemical Co. Ltd.	19,311,332	135,717
Marubeni Corp.	20,116,336	134,881
Olympus Corp.	3,614,074	134,497
Tokyo Gas Co. Ltd.	5,381,469	134,244
Chugai Pharmaceutical Co. Ltd.	2,774,378	132,273
Makita Corp.	3,146,805	131,878
Ajinomoto Co. Inc.	6,534,307	131,448
Ono Pharmaceutical Co. Ltd.	5,707,620	130,814
Daiwa Securities Group Inc.	20,582,701	129,047
Kansai Electric Power Co. Inc.	9,337,222	127,865
Sysmex Corp.	1,852,621	126,793
Inpex Corp.	11,806,253	126,412
Toyota Industries Corp.	2,053,514	126,397
Japan Exchange Group Inc.	6,935,551	125,037
Kajima Corp.	11,856,687	122,972
Dentsu Inc.	2,841,435	121,539
Sumitomo Metal Mining Co. Ltd.	3,042,891	120,047
T&D Holdings Inc.	7,679,394	119,804
Aisin Seiki Co. Ltd.	2,306,514	119,483
TDK Corp.	1,534,577	117,916
Chubu Electric Power Co. Inc.	8,991,328	115,957
Hankyu Hanshin Holdings Inc.	2,947,099	114,900
Obayashi Corp.	8,682,495	113,682
Unicharm Corp.	4,932,359	112,240
Rakuten Inc.	10,250,129	109,685
Yakult Honsha Co. Ltd.	1,312,577	108,521
Yamaha Motor Co. Ltd.	3,584,091	107,568
Rohm Co. Ltd.	1,136,312	105,776
Mazda Motor Corp.	7,290,181	105,239
Toyota Tsusho Corp.	2,882,191	104,827
Isuzu Motors Ltd.	7,007,606	102,349
Yaskawa Electric Corp.	2,825,397	101,236
MINEBEA MITSUMI Inc.	5,427,841	99,509
Koito Manufacturing Co. Ltd.	1,475,057	98,909
Osaka Gas Co. Ltd.	5,054,163	97,894
MISUMI Group Inc.	3,571,931	97,862
Asahi Glass Co. Ltd.	2,474,224	96,965
Tokyu Corp.	6,350,470	96,064
Sekisui Chemical Co. Ltd.	4,665,931	94,179
NTT Data Corp.	8,083,103	94,142
Yamato Holdings Co. Ltd.	4,569,999	93,437
LIXIL Group Corp.	3,342,819	92,065
Dai Nippon Printing Co. Ltd.	3,825,556	91,698
TOTO Ltd.	1,863,823	91,279
Kuraray Co. Ltd.	4,576,195	90,126
Ryohin Keikaku Co. Ltd.	304,129	89,717
Kintetsu Group Holdings Co. Ltd.	2,326,653	89,467
NEC Corp.	3,229,695	88,622
Shimizu Corp.	7,302,103	85,949

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Bandai Namco Holdings Inc.	2,502,138	85,743
	Nikon Corp.	4,457,700	84,656
	NSK Ltd.	5,862,813	84,416
	Seiko Epson Corp.	3,533,480	84,320
	Yamaha Corp.	2,140,253	84,094
*	Tokyo Electric Power Co. Holdings Inc.	19,972,858	81,981
	Disco Corp.	353,718	81,966
	Ricoh Co. Ltd.	8,765,089	81,339
	Concordia Financial Group Ltd.	15,295,742	81,008
	Tohoku Electric Power Co. Inc.	6,106,440	80,109
*	Renesas Electronics Corp.	6,161,192	79,659
	Trend Micro Inc.	1,467,871	78,713
	Tosoh Corp.	3,638,706	78,526
	Kikkoman Corp.	2,284,350	78,400
	Odakyu Electric Railway Co. Ltd.	3,967,325	77,610
	M3 Inc.	2,573,968	76,773
	Tobu Railway Co. Ltd.	2,601,842	76,330
	NH Foods Ltd.	2,611,615	75,123
	Yahoo Japan Corp.	16,720,957	74,757
	Suntory Beverage & Food Ltd.	1,623,174	74,686
	Brother Industries Ltd.	3,055,430	74,348
	Santen Pharmaceutical Co. Ltd.	4,670,279	74,212
	Alps Electric Co. Ltd.	2,403,790	73,566
	Shimadzu Corp.	3,484,345	72,447
	Mitsui Chemicals Inc.	2,338,223	72,101
	Stanley Electric Co. Ltd.	1,923,133	70,991
*	Nexon Co. Ltd.	2,594,540	69,791
	Nippon Paint Holdings Co. Ltd.	1,977,782	69,774
	Toppan Printing Co. Ltd.	6,762,174	68,797
	Kyushu Electric Power Co. Inc.	5,982,982	68,242
	NGK Insulators Ltd.	3,437,842	68,074
	Nissan Chemical Industries Ltd.	1,806,330	67,375
	Oji Holdings Corp.	11,441,892	67,061
	Japan Post Bank Co. Ltd.	5,269,433	66,736
	Keikyu Corp.	3,221,145	66,631
	Shizuoka Bank Ltd.	6,841,774	66,581
	Sumco Corp.	2,994,180	65,952
	Kyushu Railway Co.	2,045,082	65,364
	Kawasaki Heavy Industries Ltd.	1,871,701	65,300
	Keio Corp.	1,495,707	65,256
	Mitsubishi Motors Corp.	8,103,916	64,895
	Kansai Paint Co. Ltd.	2,511,901	64,563
	Chiba Bank Ltd.	8,413,162	64,492
	Don Quijote Holdings Co. Ltd.	1,522,374	63,856
	Lion Corp.	3,316,920	63,826
	Hoshizaki Corp.	673,797	63,764
	Mitsubishi Tanabe Pharma Corp.	2,881,986	63,431
	Start Today Co. Ltd.	2,290,266	62,730
	Hirose Electric Co. Ltd.	416,266	62,621
	Taiheiyo Cement Corp.	1,559,482	62,331
	Mitsubishi Materials Corp.	1,612,169	61,301
	Sumitomo Heavy Industries Ltd.	1,447,252	60,806
	Nisshin Seifun Group Inc.	3,428,230	60,249
	Kyowa Hakko Kirin Co. Ltd.	3,254,512	60,075
	IHI Corp.	1,663,332	59,911
	Aozora Bank Ltd.	1,522,723	59,602
	Nippon Express Co. Ltd.	937,299	59,474
	Mitsubishi Gas Chemical Co. Inc.	2,417,335	59,135
	Nabtesco Corp.	1,487,427	59,091
	Konami Holdings Corp.	1,210,736	58,969
	FamilyMart UNY Holdings Co. Ltd.	1,036,066	58,887
	Yokogawa Electric Corp.	3,096,788	58,827
*,^	Sharp Corp.	1,849,163	58,826
	Fuji Electric Co. Ltd.	8,053,756	58,350

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Daifuku Co. Ltd.	1,195,738	58,302
Tsuruha Holdings Inc.	469,489	58,208
Nomura Research Institute Ltd.	1,354,676	57,432
ANA Holdings Inc.	1,494,135	57,427
Obic Co. Ltd.	857,788	56,778
USS Co. Ltd.	2,801,847	56,639
Nissin Foods Holdings Co. Ltd.	897,028	56,483
NGK Spark Plug Co. Ltd.	2,472,804	56,432
Mebuki Financial Group Inc.	13,198,917	55,065
Idemitsu Kosan Co. Ltd.	1,879,320	54,932
Hamamatsu Photonics KK	1,692,023	54,784
Showa Denko KK	1,622,503	54,365
Keisei Electric Railway Co. Ltd.	1,790,662	54,091
Persol Holdings Co. Ltd.	2,172,240	53,862
THK Co. Ltd.	1,466,198	53,481
Electric Power Development Co. Ltd.	2,117,418	53,361
Coca-Cola Bottlers Japan Inc.	1,521,707	53,244
Amada Holdings Co. Ltd.	4,254,153	52,862
Nagoya Railroad Co. Ltd.	2,344,085	52,662
Haseko Corp.	3,591,945	52,160
Japan Airlines Co. Ltd.	1,520,257	52,034
Hisamitsu Pharmaceutical Co. Inc.	938,634	51,680
^ Advantest Corp.	2,260,537	51,638
Suruga Bank Ltd.	2,255,459	51,354
Konica Minolta Inc.	5,825,738	51,108
Pigeon Corp.	1,420,804	50,421
Seibu Holdings Inc.	2,807,848	50,198
Yamada Denki Co. Ltd.	9,429,956	50,160
Isetan Mitsukoshi Holdings Ltd.	4,562,661	49,737
Bank of Kyoto Ltd.	937,432	49,231
Fukuoka Financial Group Inc.	9,532,472	49,199
Teijin Ltd.	2,312,243	48,939
JTEKT Corp.	2,936,858	48,662
Toho Co. Ltd. (Toyko Shares)	1,466,460	48,586
Sojitz Corp.	16,076,333	48,519
Daicel Corp.	3,876,783	48,404
Furukawa Electric Co. Ltd.	786,261	47,868
JSR Corp.	2,448,355	47,461
Hulic Co. Ltd.	4,563,802	47,080
Nippon Shinyaku Co. Ltd.	663,772	47,040
Kobayashi Pharmaceutical Co. Ltd.	811,044	46,895
J Front Retailing Co. Ltd.	3,151,396	46,773
Hitachi Construction Machinery Co. Ltd.	1,360,707	46,678
JGC Corp.	2,763,879	46,357
Ebara Corp.	1,286,335	46,291
Taisho Pharmaceutical Holdings Co. Ltd.	601,910	45,839
Kurita Water Industries Ltd.	1,428,640	45,397
Otsuka Corp.	662,457	45,159
Toyo Suisan Kaisha Ltd.	1,171,158	45,055
Kose Corp.	367,717	44,719
Hino Motors Ltd.	3,458,573	44,515
Alfresa Holdings Corp.	2,325,911	44,441
Nippon Electric Glass Co. Ltd.	1,080,103	44,099
Ulvac Inc.	616,025	43,642
Tokyu Fudosan Holdings Corp.	6,621,750	43,413
* Nippon Yusen KK	2,044,604	43,243
Mitsui OSK Lines Ltd.	1,406,391	43,066
Sumitomo Rubber Industries Ltd.	2,263,290	42,975
Hakuhodo DY Holdings Inc.	3,098,210	42,858
Credit Saison Co. Ltd.	2,102,336	42,331
Marui Group Co. Ltd.	2,734,017	41,843
Ube Industries Ltd.	1,359,340	41,759
Chugoku Electric Power Co. Inc.	3,731,064	41,602
Rinnai Corp.	480,805	41,197

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Sohgo Security Services Co. Ltd.	853,909	41,140
Casio Computer Co. Ltd.	2,777,710	40,990
Square Enix Holdings Co. Ltd.	1,003,649	40,473
Lawson Inc.	618,821	40,408
SBI Holdings Inc.	2,536,683	40,033
SCREEN Holdings Co. Ltd.	508,444	39,851
DIC Corp.	1,055,386	39,176
Keihan Holdings Co. Ltd.	1,279,897	39,108
Air Water Inc.	2,025,231	38,867
Denka Co. Ltd.	1,162,243	38,831
Nihon M&A Center Inc.	807,108	38,640
CyberAgent Inc.	1,221,609	37,833
Hikari Tsushin Inc.	292,179	37,826
MediPal Holdings Corp.	2,028,474	37,671
Suzuken Co. Ltd.	1,041,500	37,544
Sundrug Co. Ltd.	859,221	37,392
Yamaguchi Financial Group Inc.	3,082,479	37,339
Tokyo Tatemono Co. Ltd.	2,654,168	37,234
Ezaki Glico Co. Ltd.	669,950	37,157
Sony Financial Holdings Inc.	2,233,360	37,104
Asahi Intecc Co. Ltd.	640,447	36,951
Azbil Corp.	840,625	36,707
Nankai Electric Railway Co. Ltd.	1,419,256	36,692
Mitsui Mining & Smelting Co. Ltd.	704,434	36,655
Toyo Seikan Group Holdings Ltd.	2,068,655	36,590
Kewpie Corp.	1,463,844	36,516
Nichirei Corp.	1,415,412	36,436
Hitachi Chemical Co. Ltd.	1,275,403	36,369
Gunma Bank Ltd.	5,640,612	36,313
Matsumotokiyoshi Holdings Co. Ltd.	503,376	36,199
NOK Corp.	1,459,315	35,845
Sega Sammy Holdings Inc.	2,534,935	35,685
Nifco Inc.	543,836	35,502
Oracle Corp. Japan	419,010	35,455
Shinsei Bank Ltd.	2,100,834	35,453
COMSYS Holdings Corp.	1,395,154	35,331
Iida Group Holdings Co. Ltd.	1,839,917	35,296
Asics Corp.	2,304,385	35,228
Takashimaya Co. Ltd.	3,801,966	34,982
Mabuchi Motor Co. Ltd.	657,940	34,525
Kagome Co. Ltd.	1,035,805	34,494
Nippon Kayaku Co. Ltd.	2,165,166	34,376
Hitachi High-Technologies Corp.	818,125	34,238
Hachijuni Bank Ltd.	5,417,584	33,927
Nomura Real Estate Holdings Inc.	1,533,621	33,756
DeNA Co. Ltd.	1,411,470	33,194
Relo Group Inc.	1,330,804	32,947
AEON Financial Service Co. Ltd.	1,532,754	32,918
Toho Gas Co. Ltd.	1,174,068	32,825
Hitachi Metals Ltd.	2,531,052	32,789
Kamigumi Co. Ltd.	1,367,576	32,738
Chugoku Bank Ltd.	2,278,953	32,667
Hiroshima Bank Ltd.	3,823,961	32,377
Calbee Inc.	959,220	32,372
TIS Inc.	1,040,069	32,367
Kyushu Financial Group Inc.	5,091,093	32,360
Sanwa Holdings Corp.	2,580,186	32,356
*,^ Kobe Steel Ltd.	3,827,009	32,311
Shimamura Co. Ltd.	287,753	32,058
Miraca Holdings Inc.	687,789	32,001
*,^ PeptiDream Inc.	1,006,010	31,924
Seven Bank Ltd.	8,617,055	31,868
Tsumura & Co.	851,823	31,659
Iyo Bank Ltd.	3,583,281	30,933

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Benesse Holdings Inc.	907,985	30,781
Nippon Shokubai Co. Ltd.	408,031	30,778
Fujikura Ltd.	3,526,423	30,778
Sumitomo Dainippon Pharma Co. Ltd.	2,150,466	30,692
Kaneka Corp.	3,715,513	30,682
Yokohama Rubber Co. Ltd.	1,364,385	30,674
Park24 Co. Ltd.	1,324,104	30,607
Pola Orbis Holdings Inc.	951,492	30,328
Miura Co. Ltd.	1,268,439	29,835
Yamazaki Baking Co. Ltd.	1,654,076	29,773
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,592,261	29,504
Morinaga & Co. Ltd.	519,290	29,501
Showa Shell Sekiyu KK	2,500,291	29,497
Horiba Ltd.	491,743	29,300
Toyo Tire & Rubber Co. Ltd.	1,286,083	29,100
Kinden Corp.	1,718,307	29,019
Rohto Pharmaceutical Co. Ltd.	1,249,770	28,848
Seino Holdings Co. Ltd.	1,975,992	28,829
Sumitomo Forestry Co. Ltd.	1,710,666	28,808
Daido Steel Co. Ltd.	450,210	28,525
House Foods Group Inc.	951,162	28,261
Topcon Corp.	1,329,498	28,110
*,^ Kawasaki Kisen Kaisha Ltd.	1,074,380	28,053
Hokuhoku Financial Group Inc.	1,701,526	28,047
Aeon Mall Co. Ltd.	1,544,231	27,614
Glory Ltd.	729,985	27,300
Nishi-Nippon Railroad Co. Ltd.	1,008,619	26,963
NTN Corp.	5,487,409	26,654
Sankyu Inc.	644,432	26,643
Zenkoku Hosho Co. Ltd.	645,452	26,521
Ito En Ltd.	755,586	26,456
NOF Corp.	913,328	26,395
Izumi Co. Ltd.	506,010	26,241
Tokyo Century Corp.	599,104	26,133
Sotetsu Holdings Inc.	1,010,599	26,073
DMG Mori Co. Ltd.	1,291,754	26,049
Shikoku Electric Power Co. Inc.	1,976,531	25,863
Sapporo Holdings Ltd.	815,202	25,833
Citizen Watch Co. Ltd.	3,501,043	25,740
GS Yuasa Corp.	5,055,985	25,423
Kyowa Exeo Corp.	1,160,816	25,286
Daiichikosho Co. Ltd.	533,797	25,154
Zeon Corp.	1,881,225	25,046
Skylark Co. Ltd.	1,672,942	25,022
Toda Corp.	3,047,225	24,826
Tokai Carbon Co. Ltd.	2,477,414	24,756
Maruichi Steel Tube Ltd.	807,052	24,656
Nippon Paper Industries Co. Ltd.	1,238,268	24,635
Welcia Holdings Co. Ltd.	648,002	24,593
Aica Kogyo Co. Ltd.	702,845	24,582
Tokuyama Corp.	863,718	24,510
Dowa Holdings Co. Ltd.	581,610	24,486
TS Tech Co. Ltd.	681,002	24,389
Sawai Pharmaceutical Co. Ltd.	429,417	24,357
NHK Spring Co. Ltd.	2,126,524	24,336
Nagase & Co. Ltd.	1,430,015	24,290
Taiyo Yuden Co. Ltd.	1,385,535	24,190
Itochu Techno-Solutions Corp.	620,880	24,185
Bic Camera Inc.	1,961,212	24,158
Penta-Ocean Construction Co. Ltd.	3,644,225	24,109
Sugi Holdings Co. Ltd.	470,307	23,869
Toyoda Gosei Co. Ltd.	975,165	23,845
Ibiden Co. Ltd.	1,422,739	23,823
Kakaku.com Inc.	1,727,820	23,725

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	OKUMA Corp.	385,863	23,718
^	K's Holdings Corp.	1,030,457	23,650
	SCSK Corp.	548,188	23,640
	Leopalace21 Corp.	3,157,986	23,581
	77 Bank Ltd.	924,631	23,499
	Kaken Pharmaceutical Co. Ltd.	463,385	23,483
	Aoyama Trading Co. Ltd.	633,609	23,478
	Cosmos Pharmaceutical Corp.	112,615	23,447
	Nishi-Nippon Financial Holdings Inc.	2,005,033	23,396
	Mitsubishi Logistics Corp.	880,563	22,807
	Wacoal Holdings Corp.	795,945	22,750
	Taiyo Nippon Sanso Corp.	1,883,588	22,617
	Takara Holdings Inc.	2,304,946	22,547
	Tadano Ltd.	1,479,382	22,547
	Kyudenko Corp.	510,221	22,528
	Zensho Holdings Co. Ltd.	1,206,642	22,365
	Nipro Corp.	1,525,941	22,247
	Nippon Light Metal Holdings Co. Ltd.	7,552,654	22,230
	Nisshinbo Holdings Inc.	1,847,816	22,188
	ADEKA Corp.	1,284,162	22,181
	Toyobo Co. Ltd.	1,145,247	22,060
	Nihon Kohden Corp.	990,838	22,057
	Amano Corp.	888,520	21,863
	Sumitomo Osaka Cement Co. Ltd.	4,748,189	21,746
	Sankyo Co. Ltd.	673,182	21,729
	Japan Airport Terminal Co. Ltd.	604,702	21,494
	Maeda Corp.	1,710,623	21,447
	Ushio Inc.	1,510,732	20,970
	Toagosei Co. Ltd.	1,614,686	20,941
	Japan Steel Works Ltd.	825,520	20,924
	Shima Seiki Manufacturing Ltd.	370,432	20,830
	Nishimatsu Construction Co. Ltd.	689,539	20,817
^	MonotaRO Co. Ltd.	753,872	20,760
	Nippon Suisan Kaisha Ltd.	3,388,125	20,730
	H2O Retailing Corp.	1,116,426	20,652
^	OSG Corp.	947,599	20,511
	TechnoPro Holdings Inc.	446,359	20,465
*	Acom Co. Ltd.	4,861,204	20,209
	Tokyo Seimitsu Co. Ltd.	502,179	19,964
	Morinaga Milk Industry Co. Ltd.	518,787	19,917
	Nihon Parkerizing Co. Ltd.	1,210,149	19,838
	Daishi Bank Ltd.	404,087	19,788
	Jafco Co. Ltd.	398,612	19,701
*,^	LINE Corp.	475,169	19,682
^	Hokuriku Electric Power Co.	2,213,418	19,558
	Tokai Tokyo Financial Holdings Inc.	2,971,703	19,454
	Kokuyo Co. Ltd.	1,079,593	19,359
	Nichias Corp.	1,483,521	19,317
	Cosmo Energy Holdings Co. Ltd.	840,863	19,316
	Fuji Machine Manufacturing Co. Ltd.	1,011,664	19,296
	Japan Lifeline Co. Ltd.	400,860	19,230
	Tsubakimoto Chain Co.	2,230,112	19,219
	Hazama Ando Corp.	2,313,741	18,864
	Shiga Bank Ltd.	3,278,835	18,823
	Okumura Corp.	489,175	18,726
	Tokyo Ohka Kogyo Co. Ltd.	509,684	18,639
	Tomy Co. Ltd.	1,145,614	18,535
	Ariake Japan Co. Ltd.	241,598	18,467
	Japan Post Insurance Co. Ltd.	848,528	18,388
	Hanwa Co. Ltd.	482,171	18,301
	Shochiku Co. Ltd.	122,601	18,253
	Hokkaido Electric Power Co. Inc.	2,313,922	18,235
	Ain Holdings Inc.	264,239	18,078
	Rengo Co. Ltd.	2,759,272	18,070

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
San-In Godo Bank Ltd.	1,958,901	18,015
Hitachi Kokusai Electric Inc.	645,530	17,882
SHO-BOND Holdings Co. Ltd.	289,607	17,822
Lintec Corp.	640,787	17,809
Kenedix Inc.	3,001,692	17,550
Fuji Seal International Inc.	534,297	17,535
ABC-Mart Inc.	346,021	17,454
Shimachu Co. Ltd.	617,743	17,398
Ship Healthcare Holdings Inc.	553,195	17,299
Sumitomo Bakelite Co. Ltd.	2,123,748	17,271
Nikkon Holdings Co. Ltd.	661,389	16,939
PALTAC Corp.	423,648	16,826
Anritsu Corp.	1,779,655	16,757
Maeda Road Construction Co. Ltd.	775,355	16,697
Meitec Corp.	340,719	16,643
Pilot Corp.	327,377	16,552
Resorttrust Inc.	836,992	16,480
Iwatani Corp.	541,589	16,333
KYB Corp.	250,814	16,285
Itoham Yonekyu Holdings Inc.	1,705,326	16,269
Toyota Boshoku Corp.	805,190	16,215
Fuyo General Lease Co. Ltd.	245,189	16,033
Nippon Gas Co. Ltd.	503,183	16,008
Awa Bank Ltd.	2,325,065	15,772
Fuji Oil Holdings Inc.	578,110	15,587
FP Corp.	294,028	15,451
Duskin Co. Ltd.	562,905	15,440
Oki Electric Industry Co. Ltd.	1,098,990	15,352
^ Nissha Co. Ltd.	472,204	15,189
Sangetsu Corp.	822,395	15,135
Open House Co. Ltd.	391,280	15,083
Nachi-Fujikoshi Corp.	2,446,861	15,083
^ GMO Payment Gateway Inc.	205,974	15,070
Megmilk Snow Brand Co. Ltd.	537,949	15,058
Fujitec Co. Ltd.	1,007,060	14,991
Topre Corp.	508,788	14,982
Canon Marketing Japan Inc.	594,713	14,960
Capcom Co. Ltd.	584,009	14,859
Mandom Corp.	495,373	14,760
Juroku Bank Ltd.	436,475	14,746
Takasago Thermal Engineering Co. Ltd.	826,402	14,551
Kanematsu Corp.	1,103,386	14,516
NTT Urban Development Corp.	1,400,835	14,500
Iriso Electronics Co. Ltd.	256,407	14,462
Kumagai Gumi Co. Ltd.	454,363	14,444
HIS Co. Ltd.	430,493	14,415
Ogaki Kyoritsu Bank Ltd.	504,681	14,408
Maruha Nichiro Corp.	465,168	14,369
Yoshinoya Holdings Co. Ltd.	860,298	14,309
Autobacs Seven Co. Ltd.	831,930	14,301
Nichiha Corp.	355,432	14,295
Ryosan Co. Ltd.	350,522	14,227
CKD Corp.	716,255	14,105
Kiyo Bank Ltd.	819,600	14,097
Fujitsu General Ltd.	735,930	14,075
Tokai Rika Co. Ltd.	668,159	14,063
^ Colowide Co. Ltd.	749,263	14,063
Keiyo Bank Ltd.	2,851,643	13,975
Nihon Unisys Ltd.	843,401	13,970
Hitachi Transport System Ltd.	563,567	13,946
Toyo Ink SC Holdings Co. Ltd.	2,357,889	13,886
Outsourcing Inc.	1,006,970	13,882
Inaba Denki Sangyo Co. Ltd.	316,220	13,881
Hokkoku Bank Ltd.	302,436	13,846

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Hitachi Capital Corp.	562,903	13,761
Trusco Nakayama Corp.	537,382	13,749
Unipres Corp.	506,680	13,680
Nippo Corp.	653,425	13,644
NET One Systems Co. Ltd.	1,082,888	13,433
Senshu Ikeda Holdings Inc.	3,463,298	13,372
Fukuyama Transporting Co. Ltd.	411,352	13,347
Kandenko Co. Ltd.	1,349,947	13,278
Mitsubishi Pencil Co. Ltd.	558,708	13,250
Okasan Securities Group Inc.	2,123,065	13,096
^ Sanrio Co. Ltd.	790,127	13,086
Yaoko Co. Ltd.	266,499	13,081
cocokara fine Inc.	233,585	13,023
Musashino Bank Ltd.	399,469	12,981
* Aiful Corp.	3,717,610	12,968
^ GungHo Online Entertainment Inc.	4,816,293	12,961
^ Asatsu-DK Inc.	389,945	12,925
^ Orient Corp.	7,974,970	12,924
Toho Holdings Co. Ltd.	656,440	12,904
North Pacific Bank Ltd.	3,813,222	12,835
Onward Holdings Co. Ltd.	1,515,492	12,777
GMO Internet Inc.	826,688	12,772
Yamato Kogyo Co. Ltd.	477,174	12,764
Heiwa Corp.	688,969	12,704
United Arrows Ltd.	338,234	12,677
Nippon Seiki Co. Ltd.	546,209	12,657
Sumitomo Mitsui Construction Co. Ltd.	2,048,768	12,622
Fancl Corp.	474,366	12,515
Nippon Television Holdings Inc.	692,109	12,493
Sakata Seed Corp.	412,250	12,465
Koei Tecmo Holdings Co. Ltd.	626,830	12,448
^ Chiyoda Corp.	2,100,000	12,428
Kureha Corp.	211,274	12,427
^ Mitsui Engineering & Shipbuilding Co. Ltd.	949,030	12,417
KYORIN Holdings Inc.	604,374	12,412
Prima Meat Packers Ltd.	1,893,675	12,374
Maxell Holdings Ltd.v	541,598	12,308
Hosiden Corp.	712,866	12,308
TPR Co. Ltd.	347,228	12,275
Mochida Pharmaceutical Co. Ltd.	166,720	12,205
Hyakugo Bank Ltd.	2,593,191	12,175
Daikyonishikawa Corp.	711,855	12,097
Nitto Boseki Co. Ltd.	359,131	12,070
Totetsu Kogyo Co. Ltd.	359,830	12,050
Alpine Electronics Inc.	539,387	11,968
Daihen Corp.	1,326,464	11,953
Noevir Holdings Co. Ltd.	196,673	11,862
Takuma Co. Ltd.	962,948	11,846
Central Glass Co. Ltd.	528,384	11,815
Daiseki Co. Ltd.	477,680	11,811
Matsui Securities Co. Ltd.	1,385,665	11,653
Exedy Corp.	386,504	11,590
Nanto Bank Ltd.	410,327	11,576
Hyakujushi Bank Ltd.	3,175,550	11,546
Kusuri no Aoki Holdings Co. Ltd.	207,962	11,542
^ Ai Holdings Corp.	469,335	11,523
Token Corp.	94,884	11,441
DCM Holdings Co. Ltd.	1,244,846	11,436
Okamura Corp.	1,014,177	11,377
Komeri Co. Ltd.	378,461	11,339
Hokuetsu Kishu Paper Co. Ltd.	1,765,644	11,332
Makino Milling Machine Co. Ltd.	1,193,433	11,260
Hitachi Zosen Corp.	2,131,642	11,232
Kanamoto Co. Ltd.	341,425	11,225

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Kissei Pharmaceutical Co. Ltd.	407,315	11,197
	TOKAI Holdings Corp.	1,397,925	11,177
	Tokyo Steel Manufacturing Co. Ltd.	1,290,451	11,146
	Valor Holdings Co. Ltd.	485,775	11,048
	Nomura Co. Ltd.	526,980	10,998
	FCC Co. Ltd.	453,862	10,958
	Paramount Bed Holdings Co. Ltd.	248,289	10,949
^	Daio Paper Corp.	909,534	10,920
	KH Neochem Co. Ltd.	436,063	10,913
	Tokyo Dome Corp.	1,158,833	10,881
	UACJ Corp.	368,132	10,855
	Okamoto Industries Inc.	989,345	10,764
	Seiren Co. Ltd.	611,918	10,680
	Japan Aviation Electronics Industry Ltd.	580,954	10,627
	Bank of Okinawa Ltd.	260,180	10,614
	Lasertec Corp.	482,339	10,612
	Round One Corp.	815,799	10,542
	Taikisha Ltd.	361,133	10,518
	NS Solutions Corp.	432,027	10,502
	Nippon Soda Co. Ltd.	1,676,636	10,490
	Meidensha Corp.	2,644,924	10,465
	Taiyo Holdings Co. Ltd.	217,780	10,465
	Saizeriya Co. Ltd.	337,619	10,415
	Shinmaywa Industries Ltd.	1,057,471	10,404
	Sakata INX Corp.	538,594	10,387
	Ci:z Holdings Co. Ltd.	281,800	10,377
	San-A Co. Ltd.	223,984	10,307
	Nippon Steel & Sumikin Bussan Corp.	186,313	10,287
	Keihin Corp.	557,101	10,271
^	JINS Inc.	197,470	10,261
	Starts Corp. Inc.	377,525	10,239
	Sumitomo Warehouse Co. Ltd.	1,488,528	10,217
	Hogy Medical Co. Ltd.	149,152	10,215
	Joyful Honda Co. Ltd.	373,175	10,075
	Kotobuki Spirits Co. Ltd.	243,987	10,042
	Okinawa Electric Power Co. Inc.	439,476	10,041
	Yodogawa Steel Works Ltd.	341,130	9,992
	Fuji Media Holdings Inc.	647,052	9,982
	Kyoritsu Maintenance Co. Ltd.	315,972	9,979
	Gunze Ltd.	219,378	9,979
	Eizo Corp.	240,190	9,957
	Senko Group Holdings Co. Ltd.	1,370,390	9,939
	Kitz Corp.	1,159,912	9,939
	Ichigo Inc.	2,790,841	9,925
	SMS Co. Ltd.	328,416	9,893
	Nichicon Corp.	780,286	9,845
	Chudenko Corp.	322,718	9,843
^	EDION Corp.	973,243	9,832
	Shibuya Corp.	255,496	9,808
	Takara Standard Co. Ltd.	573,419	9,804
*,^	Nippon Sheet Glass Co. Ltd.	1,216,159	9,751
	Nisshin Oillio Group Ltd.	296,310	9,727
	Toei Co. Ltd.	89,132	9,670
	Arcs Co. Ltd.	432,201	9,670
	ZERIA Pharmaceutical Co. Ltd.	551,495	9,664
	Tokyo Broadcasting System Holdings Inc.	474,102	9,654
	Nippon Flour Mills Co. Ltd.	628,037	9,636
	Nissan Shatai Co. Ltd.	897,504	9,604
^	Infomart Corp.	1,269,384	9,596
*,^	Japan Display Inc.	4,447,364	9,594
^	V Technology Co. Ltd.	54,521	9,541
	NSD Co. Ltd.	476,494	9,538
	IBJ Leasing Co. Ltd.	365,034	9,530
	Royal Holdings Co. Ltd.	368,221	9,520

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Siix Corp.	223,582	9,519
Seiko Holdings Corp.	378,827	9,458
TSI Holdings Co. Ltd.	1,121,416	9,399
Funai Soken Holdings Inc.	255,796	9,398
Nitta Corp.	227,589	9,387
Mirait Holdings Corp.	717,262	9,373
Nojima Corp.	401,921	9,372
MOS Food Services Inc.	306,314	9,369
Toshiba TEC Corp.	1,606,310	9,368
* Macromill Inc.	309,183	9,340
Yamazen Corp.	807,308	9,230
Wacom Co. Ltd.	1,882,769	9,204
Takeuchi Manufacturing Co. Ltd.	433,359	9,180
Financial Products Group Co. Ltd.	789,970	9,168
Nissin Kogyo Co. Ltd.	494,777	9,168
Justsystems Corp.	426,158	9,155
Digital Garage Inc.	425,575	9,148
Zenrin Co. Ltd.	287,503	9,135
Nichi-iko Pharmaceutical Co. Ltd.	586,095	9,102
Daiwabo Holdings Co. Ltd.	228,984	9,100
Nippon Densetsu Kogyo Co. Ltd.	418,762	9,089
Toshiba Machine Co. Ltd.	1,461,531	9,075
TOMONY Holdings Inc.	1,867,292	8,993
Toridoll Holdings Corp.	278,300	8,937
^ Kumiai Chemical Industry Co. Ltd.	1,312,472	8,923
Aeon Delight Co. Ltd.	235,286	8,807
Nisshin Steel Co. Ltd.	604,727	8,789
Ryobi Ltd.	339,823	8,752
Futaba Corp.	441,365	8,750
Yamanashi Chuo Bank Ltd.	1,960,716	8,733
Kuroda Electric Co. Ltd.	487,773	8,708
Asahi Holdings Inc.	400,942	8,703
Tokyo TY Financial Group Inc.	321,544	8,683
Toho Bank Ltd.	2,248,474	8,679
Goldwin Inc.	111,342	8,651
^ Ichibanya Co. Ltd.	222,976	8,641
Sanken Electric Co. Ltd.	1,372,516	8,631
Aida Engineering Ltd.	739,866	8,628
Musashi Seimitsu Industry Co. Ltd.	269,698	8,597
^ Bank of Nagoya Ltd.	215,081	8,594
Japan Petroleum Exploration Co. Ltd.	414,111	8,545
Nippon Signal Company Ltd.	773,879	8,541
Piolax Inc.	308,512	8,535
Macnica Fuji Electronics Holdings Inc.	407,278	8,533
As One Corp.	155,158	8,530
Toshiba Plant Systems & Services Corp.	492,969	8,503
Tsubaki Nakashima Co. Ltd.	366,251	8,445
Bank of Iwate Ltd.	204,776	8,435
^ Yamagata Bank Ltd.	357,742	8,426
Obara Group Inc.	144,755	8,374
Kato Sangyo Co. Ltd.	268,401	8,373
Transcosmos Inc.	358,523	8,361
Tokyu Construction Co. Ltd.	948,252	8,351
Takara Bio Inc.	624,114	8,304
Heiwado Co. Ltd.	380,038	8,296
Seikagaku Corp.	454,078	8,261
Showa Corp.	627,528	8,226
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	177,061	8,108
Doutor Nichires Holdings Co. Ltd.	341,429	8,106
Komori Corp.	575,113	8,099
Earth Chemical Co. Ltd.	172,124	8,080
Unizo Holdings Co. Ltd.	302,408	8,045
Adastria Co. Ltd.	367,625	8,013
Yokogawa Bridge Holdings Corp.	375,441	8,006

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Morita Holdings Corp.	464,384	7,991
	Kintetsu World Express Inc.	461,665	7,946
	Fuji Soft Inc.	260,697	7,928
	Eiken Chemical Co. Ltd.	201,272	7,921
	Gree Inc.	1,165,010	7,909
	San-Ai Oil Co. Ltd.	661,258	7,898
	Toho Zinc Co. Ltd.	162,062	7,893
	Jaccs Co. Ltd.	315,516	7,881
	Shikoku Chemicals Corp.	472,156	7,858
	Descente Ltd.	563,612	7,828
	Inabata & Co. Ltd.	539,202	7,817
	Chiyoda Co. Ltd.	305,113	7,813
	Noritake Co. Ltd.	161,160	7,767
	Noritz Corp.	421,059	7,736
^	Aomori Bank Ltd.	239,490	7,722
*,^	euglena Co. Ltd.	759,992	7,699
	Fuso Chemical Co. Ltd.	239,760	7,676
	Nagaileben Co. Ltd.	306,917	7,658
	Oita Bank Ltd.	189,071	7,654
	Heiwa Real Estate Co. Ltd.	438,465	7,648
	Star Micronics Co. Ltd.	432,657	7,628
	EPS Holdings Inc.	385,551	7,591
	Daikyo Inc.	393,985	7,587
	Koa Corp.	361,931	7,552
	Showa Sangyo Co. Ltd.	289,114	7,540
	Optex Group Co. Ltd.	181,966	7,536
^	Atom Corp.	1,031,543	7,530
	Nissin Electric Co. Ltd.	611,910	7,490
	Megachips Corp.	226,583	7,466
	Futaba Industrial Co. Ltd.	766,771	7,453
^	Sodick Co. Ltd.	538,286	7,449
	TOC Co. Ltd.	826,208	7,436
	Shikoku Bank Ltd.	474,364	7,410
	Kameda Seika Co. Ltd.	163,213	7,392
	Mani Inc.	257,295	7,368
	Sanyo Chemical Industries Ltd.	140,248	7,366
	NEC Networks & System Integration Corp.	294,905	7,349
	Monex Group Inc.	2,302,282	7,342
	Furukawa Co. Ltd.	403,553	7,325
	Topy Industries Ltd.	214,182	7,318
	Hiday Hidaka Corp.	248,825	7,310
	Joshin Denki Co. Ltd.	211,086	7,305
	Japan Wool Textile Co. Ltd.	812,900	7,301
	Benefit One Inc.	378,140	7,265
	Marusan Securities Co. Ltd.	794,171	7,262
	Nishimatsuya Chain Co. Ltd.	659,320	7,256
	Aichi Bank Ltd.	117,641	7,249
	Pacific Industrial Co. Ltd.	554,708	7,213
^	J Trust Co. Ltd.	979,957	7,210
^	JCR Pharmaceuticals Co. Ltd.	182,467	7,205
	DTS Corp.	239,194	7,178
	Create SD Holdings Co. Ltd.	284,501	7,161
	Milbon Co. Ltd.	114,657	7,160
	SKY Perfect JSAT Holdings Inc.	1,543,931	7,159
^	ASKUL Corp.	265,826	7,156
	Kurabo Industries Ltd.	2,458,955	7,133
*	Sushiro Global Holdings Ltd.	227,281	7,132
*	Pioneer Corp.	3,678,659	7,123
	Sanyo Denki Co. Ltd.	107,041	7,109
	Saibu Gas Co. Ltd.	283,387	7,089
	Nippon Ceramic Co. Ltd.	248,490	7,088
	KOMEDA Holdings Co. Ltd.	415,642	7,086
	Nikkiso Co. Ltd.	752,080	7,065
	Fukui Bank Ltd.	264,104	7,057

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Sato Holdings Corp.	289,607	7,047
	Systena Corp.	226,780	7,032
	Sekisui Jushi Corp.	314,829	7,032
	Internet Initiative Japan Inc.	335,427	7,031
	Sanyo Special Steel Co. Ltd.	273,903	7,030
	Kohnan Shoji Co. Ltd.	325,623	6,959
	Nippon Chemi-Con Corp.	200,174	6,956
	Yuasa Trading Co. Ltd.	188,574	6,952
	Dexerials Corp.	614,720	6,927
	Idec Corp.	327,021	6,919
	Belluna Co. Ltd.	608,823	6,917
	United Super Markets Holdings Inc.	739,525	6,904
	Mitsuba Corp.	412,761	6,898
	Tocalo Co. Ltd.	170,061	6,862
	Kadokawa Dwango Corp.	593,155	6,844
	Max Co. Ltd.	483,182	6,833
	Tsugami Corp.	707,238	6,811
	Miyazaki Bank Ltd.	188,969	6,804
	Sintokogio Ltd.	580,122	6,751
	Japan Material Co. Ltd.	231,988	6,735
	Foster Electric Co. Ltd.	286,097	6,715
	Axial Retailing Inc.	163,837	6,701
	Kaga Electronics Co. Ltd.	223,282	6,690
	Mitsui High-Tec Inc.	315,212	6,655
	Oiles Corp.	335,409	6,603
	Sinfonia Technology Co. Ltd.	1,613,606	6,567
	Tamura Corp.	956,353	6,543
	Kyokuto Kaihatsu Kogyo Co. Ltd.	365,038	6,537
	COLOPL Inc.	587,187	6,520
	Sakai Moving Service Co. Ltd.	112,141	6,516
	Shinko Electric Industries Co. Ltd.	844,596	6,509
*	Ishihara Sangyo Kaisha Ltd.	431,761	6,497
	S Foods Inc.	170,564	6,487
	Daibiru Corp.	549,425	6,478
	Dip Corp.	264,794	6,466
	Tachi-S Co. Ltd.	344,229	6,466
*,^	KLab Inc.	367,436	6,459
	Shindengen Electric Manufacturing Co. Ltd.	94,536	6,453
*	Sanden Holdings Corp.	316,909	6,443
	CMK Corp.	620,219	6,440
	Wakita & Co. Ltd.	523,401	6,439
	Nippon Koei Co. Ltd.	175,065	6,430
	Nishio Rent All Co. Ltd.	183,667	6,413
	Mitsui Sugar Co. Ltd.	186,071	6,365
^	Shoei Foods Corp.	157,979	6,361
	Eagle Industry Co. Ltd.	326,624	6,345
^	Fuji Kyuko Co. Ltd.	283,145	6,322
	Modec Inc.	274,091	6,318
	Create Restaurants Holdings Inc.	586,642	6,288
	Relia Inc.	533,494	6,276
	TV Asahi Holdings Corp.	310,729	6,257
	Kisoji Co. Ltd.	259,200	6,252
	Mizuno Corp.	219,685	6,248
	Nippon Denko Co. Ltd.	1,478,224	6,247
	Mitsuboshi Belting Ltd.	498,197	6,220
	Plenus Co. Ltd.	305,210	6,217
	Akita Bank Ltd.	194,176	6,214
	Hokuetsu Bank Ltd.	256,101	6,202
	Asahi Diamond Industrial Co. Ltd.	637,840	6,188
	AOKI Holdings Inc.	440,977	6,151
	Yondoshi Holdings Inc.	223,382	6,144
	Fujimori Kogyo Co. Ltd.	177,070	6,125
	Ricoh Leasing Co. Ltd.	169,963	6,108
	Takasago International Corp.	175,558	6,107

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Bank of the Ryukyus Ltd.	398,858	6,081
	Menicon Co. Ltd.	134,154	6,080
	Marudai Food Co. Ltd.	1,298,517	6,074
	Ringer Hut Co. Ltd.	279,902	6,070
*	Unitika Ltd.	686,957	6,063
	Belc Co. Ltd.	108,442	6,051
	Fujicco Co. Ltd.	267,799	6,049
^	W-Scope Corp.	321,217	6,042
	Doshisha Co. Ltd.	274,303	6,028
	Juki Corp.	387,637	6,028
	Maruwa Co. Ltd.	103,781	6,006
	Tokyotokeiba Co. Ltd.	197,170	6,000
	Konoike Transport Co. Ltd.	389,341	5,991
	Life Corp.	224,590	5,974
	Hibiya Engineering Ltd.	274,905	5,972
	Sanki Engineering Co. Ltd.	516,606	5,945
	Geo Holdings Corp.	364,936	5,941
	Chugoku Marine Paints Ltd.	692,764	5,886
	YAMABIKO Corp.	431,953	5,878
^	Riso Kagaku Corp.	306,517	5,875
^	Teikoku Sen-I Co. Ltd.	275,797	5,853
	Japan Securities Finance Co. Ltd.	1,037,519	5,835
	Kanto Denka Kogyo Co. Ltd.	557,213	5,832
	VT Holdings Co. Ltd.	1,070,006	5,825
	Ichikoh Industries Ltd.	744,256	5,805
	Sumitomo Seika Chemicals Co. Ltd.	109,241	5,804
	Fujimi Inc.	233,990	5,799
	JCU Corp.	133,630	5,782
	Press Kogyo Co. Ltd.	1,027,107	5,777
	Raito Kogyo Co. Ltd.	562,012	5,742
	kabu.com Securities Co. Ltd.	1,788,171	5,701
^	LIFULL Co. Ltd.	741,261	5,696
	Sogo Medical Co. Ltd.	102,641	5,695
	Arata Corp.	133,951	5,692
	Tokai Corp.	126,241	5,667
	Prestige International Inc.	524,497	5,658
	Kura Corp.	126,445	5,657
*,^	Pacific Metals Co. Ltd.	189,167	5,656
	DyDo Group Holdings Inc.	115,241	5,650
	Enplas Corp.	133,249	5,645
	Tochigi Bank Ltd.	1,237,258	5,639
	G-Tekt Corp.	262,496	5,621
	Nippon Carbon Co. Ltd.	128,046	5,607
	F@N Communications Inc.	540,697	5,594
	Itochu Enex Co. Ltd.	548,612	5,592
	Towa Pharmaceutical Co. Ltd.	108,040	5,588
	Arakawa Chemical Industries Ltd.	229,678	5,567
	Ichiyoshi Securities Co. Ltd.	481,962	5,532
	BML Inc.	249,497	5,523
^	JVC Kenwood Corp.	1,759,325	5,516
	Iino Kaiun Kaisha Ltd.	1,167,805	5,514
	Konishi Co. Ltd.	316,520	5,508
	Yellow Hat Ltd.	178,967	5,491
	Ohsho Food Service Corp.	131,150	5,483
	Nittetsu Mining Co. Ltd.	73,628	5,460
	Aichi Steel Corp.	134,353	5,448
	Bunka Shutter Co. Ltd.	637,152	5,430
	Toppan Forms Co. Ltd.	519,720	5,378
	Chubu Shiryo Co. Ltd.	299,271	5,349
^	Osaka Soda Co. Ltd.	203,681	5,347
	Miroku Jyoho Service Co. Ltd.	228,188	5,329
	Bando Chemical Industries Ltd.	482,097	5,319
	Hosokawa Micron Corp.	83,829	5,312
	Chofu Seisakusho Co. Ltd.	217,389	5,306

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Clarion Co. Ltd.	1,385,475	5,276
Japan Pulp & Paper Co. Ltd.	124,851	5,270
TKC Corp.	166,968	5,255
Avex Group Holdings Inc.	378,845	5,237
^ Giken Ltd.	182,163	5,235
T Hasegawa Co. Ltd.	257,101	5,223
Canon Electronics Inc.	231,784	5,216
T-Gaia Corp.	254,996	5,189
Xebio Holdings Co. Ltd.	270,102	5,171
Nitto Kogyo Corp.	300,623	5,153
Toyo Tanso Co. Ltd.	181,765	5,131
Tosho Co. Ltd.	185,469	5,122
Ryoyo Electro Corp.	272,694	5,120
* Toa Corp. (Tokyo Shares)	235,482	5,118
Riken Corp.	98,340	5,116
Matsuya Co. Ltd.	472,281	5,104
St. Marc Holdings Co. Ltd.	168,366	5,088
Ehime Bank Ltd.	392,658	5,069
Hamakyorex Co. Ltd.	180,271	5,059
ESPEC Corp.	221,988	5,054
^ Tekken Corp.	150,558	5,049
^ Hodogaya Chemical Co. Ltd.	71,627	5,035
Takamatsu Construction Group Co. Ltd.	184,671	5,033
Koshidaka Holdings Co. Ltd.	124,216	5,025
^ Zojirushi Corp.	556,002	5,018
^ IDOM Inc.	687,847	5,016
Shizuoka Gas Co. Ltd.	641,062	5,009
Fukushima Industries Corp.	128,852	4,988
Digital Arts Inc.	121,744	4,981
Sanyo Electric Railway Co. Ltd.	195,296	4,956
* D.A. Consortium Holdings Inc.	297,595	4,940
Takara Leben Co. Ltd.	1,073,288	4,934
Fuji Co. Ltd.	207,484	4,914
Mitsubishi Shokuhin Co. Ltd.	164,759	4,889
Jeol Ltd.	921,351	4,881
Elecom Co. Ltd.	241,689	4,843
Yorozu Corp.	237,087	4,824
^ Anicom Holdings Inc.	186,666	4,821
Arcland Sakamoto Co. Ltd.	292,420	4,780
Tanseisha Co. Ltd.	401,251	4,772
Eighteenth Bank Ltd.	1,765,690	4,756
NichiiGakkan Co. Ltd.	460,880	4,751
^ Yokohama Reito Co. Ltd.	499,373	4,749
Daiho Corp.	977,376	4,749
Aisan Industry Co. Ltd.	413,649	4,737
ASKA Pharmaceutical Co. Ltd.	248,796	4,725
Pack Corp.	135,754	4,717
Dai Nippon Toryo Co. Ltd.	307,914	4,713
Kato Works Co. Ltd.	150,550	4,704
Sanshin Electronics Co. Ltd.	309,517	4,701
FULLCAST Holdings Co. Ltd.	254,151	4,688
Nippon Thompson Co. Ltd.	804,306	4,685
Nohmi Bosai Ltd.	276,200	4,660
Nissei ASB Machine Co. Ltd.	104,837	4,659
Shin-Etsu Polymer Co. Ltd.	433,168	4,633
Investors Cloud Co. Ltd.	75,502	4,604
Taihei Dengyo Kaisha Ltd.	180,070	4,598
Feed One Co. Ltd.	1,773,561	4,594
^ Sumida Corp.	262,608	4,583
Kanematsu Electronics Ltd.	146,555	4,574
Tsukishima Kikai Co. Ltd.	380,263	4,568
Sumitomo Riko Co. Ltd.	468,867	4,554
Kyoei Steel Ltd.	258,498	4,539
Okabe Co. Ltd.	472,689	4,533

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Pressance Corp.	335,337	4,516
	Daiken Corp.	166,165	4,505
^	Minato Bank Ltd.	237,396	4,499
	Nichiden Corp.	209,660	4,498
	Goldcrest Co. Ltd.	207,294	4,491
	Bell System24 Holdings Inc.	409,252	4,479
	Tamron Co. Ltd.	213,573	4,459
	Sakai Chemical Industry Co. Ltd.	178,272	4,458
	Inageya Co. Ltd.	270,188	4,458
	Kasai Kogyo Co. Ltd.	294,517	4,431
	Sankyo Tateyama Inc.	303,123	4,428
	Broadleaf Co. Ltd.	537,887	4,416
	Fujibo Holdings Inc.	139,851	4,415
	Sekisui Plastics Co. Ltd.	335,818	4,414
	Kenko Mayonnaise Co. Ltd.	168,862	4,413
	JSP Corp.	136,552	4,406
	Tokushu Tokai Paper Co. Ltd.	108,740	4,385
	MCJ Co. Ltd.	415,727	4,375
	Tsukui Corp.	606,716	4,365
	Achilles Corp.	214,770	4,333
	Gurunavi Inc.	334,216	4,310
	Nippon Valqua Industries Ltd.	185,369	4,300
^	Stella Chemifa Corp.	111,041	4,281
	Toyo Kanetsu KK	112,840	4,274
^	Micronics Japan Co. Ltd.	429,353	4,274
	Trancom Co. Ltd.	69,928	4,249
	Daido Metal Co. Ltd.	459,266	4,241
	Riken Keiki Co. Ltd.	196,180	4,240
	Shinko Plantech Co. Ltd.	490,977	4,239
	Kamei Corp.	250,504	4,237
	OSJB Holdings Corp.	1,365,871	4,234
^	COOKPAD Inc.	630,350	4,230
	Hokuto Corp.	241,695	4,220
^	Toyo Construction Co. Ltd.	833,330	4,219
	Maeda Kosen Co. Ltd.	241,500	4,192
	Nissin Corp.	135,715	4,185
^	Nippon Yakin Kogyo Co. Ltd.	1,892,266	4,182
	Jimoto Holdings Inc.	2,136,211	4,180
	Dai-Dan Co. Ltd.	163,065	4,179
^	YA-MAN Ltd.	358,540	4,171
*,^	M&A Capital Partners Co. Ltd.	79,106	4,143
	Tonami Holdings Co. Ltd.	82,631	4,117
	Anest Iwata Corp.	404,650	4,106
	OBIC Business Consultants Co. Ltd.	82,792	4,092
	Towa Bank Ltd.	383,353	4,071
^	Kyokuyo Co. Ltd.	125,643	4,056
	Neturen Co. Ltd.	396,960	4,045
^	Starzen Co. Ltd.	82,634	4,042
	Iseki & Co. Ltd.	181,232	4,038
	Noritsu Koki Co. Ltd.	258,195	3,997
	Roland DG Corp.	144,154	3,988
^	Link And Motivation Inc.	578,288	3,981
	Kyokuto Securities Co. Ltd.	267,400	3,967
^	LEC Inc.	149,375	3,940
	Rock Field Co. Ltd.	223,788	3,938
	Osaki Electric Co. Ltd.	535,190	3,924
	Namura Shipbuilding Co. Ltd.	631,954	3,922
	Itoki Corp.	509,986	3,917
	Bank of Saga Ltd.	155,956	3,897
^	Yakuodo Co. Ltd.	138,872	3,889
	Meisei Industrial Co. Ltd.	555,516	3,888
	Alpen Co. Ltd.	195,372	3,886
	Tsurumi Manufacturing Co. Ltd.	228,996	3,881
*	Mitsui-Soko Holdings Co. Ltd.	1,243,500	3,869

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Shinko Shoji Co. Ltd.	208,285	3,865
^ eRex Co. Ltd.	388,808	3,853
FIDEA Holdings Co. Ltd.	2,022,398	3,850
Fukuda Corp.	62,824	3,846
Wowow Inc.	123,351	3,845
* Intage Holdings Inc.	293,022	3,845
Torii Pharmaceutical Co. Ltd.	141,558	3,840
Oyo Corp.	250,898	3,830
T RAD Co. Ltd.	92,229	3,828
Key Coffee Inc.	202,778	3,825
^ Istyle Inc.	554,924	3,817
Seika Corp.	143,046	3,793
PAL GROUP Holdings Co. Ltd.	132,249	3,759
Sagami Chain Co. Ltd.	305,705	3,753
^ Kansai Urban Banking Corp.	291,920	3,731
Warabeya Nichiyo Holdings Co. Ltd.	150,561	3,728
Daiwa Industries Ltd.	331,523	3,724
Vector Inc.	281,606	3,724
Riken Technos Corp.	602,207	3,709
Nippon Road Co. Ltd.	64,126	3,695
J-Oil Mills Inc.	102,142	3,669
^ Nissei Build Kogyo Co. Ltd.	320,614	3,659
Matsuya Foods Co. Ltd.	95,137	3,649
SMK Corp.	769,260	3,635
^ Uchida Yoko Co. Ltd.	114,241	3,624
Chiyoda Integre Co. Ltd.	146,954	3,580
PIA Corp.	70,324	3,565
Union Tool Co.	110,144	3,561
CONEXIO Corp.	192,576	3,556
Studio Alice Co. Ltd.	152,444	3,527
Chiba Kogyo Bank Ltd.	618,223	3,517
^ Keiyo Co. Ltd.	521,386	3,513
Maruzen Showa Unyu Co. Ltd.	739,306	3,504
^ Marvelous Inc.	369,131	3,492
Tenma Corp.	167,666	3,485
JAC Recruitment Co. Ltd.	187,066	3,470
Okura Industrial Co. Ltd.	511,179	3,465
^ Daisan Bank Ltd.	205,281	3,458
Denki Kogyo Co. Ltd.	134,254	3,453
Komatsu Seiren Co. Ltd.	395,257	3,430
^ Toho Titanium Co. Ltd.	380,450	3,428
Nitto Kohki Co. Ltd.	138,250	3,425
^ OSAKA Titanium Technologies Co. Ltd.	222,486	3,419
Yurtec Corp.	391,149	3,418
Cawachi Ltd.	139,154	3,414
Tosei Corp.	346,627	3,414
Kyodo Printing Co. Ltd.	102,335	3,410
Sinko Industries Ltd.	208,991	3,403
^ Happinet Corp.	197,466	3,403
^ KAWADA TECHNOLOGIES Inc.	57,344	3,396
Qol Co. Ltd.	184,574	3,395
METAWATER Co. Ltd.	127,752	3,391
Nihon Nohyaku Co. Ltd.	584,919	3,387
Melco Holdings Inc.	107,741	3,382
Tatsuta Electric Wire and Cable Co. Ltd.	460,656	3,379
Amuse Inc.	128,646	3,376
Cosel Co. Ltd.	243,503	3,372
Michinoku Bank Ltd.	199,174	3,371
Daiichi Jitsugyo Co. Ltd.	114,443	3,363
Toa Corp. (XTKS)	316,703	3,348
ST Corp.	134,951	3,342
Arcland Service Holdings Co. Ltd.	151,264	3,337
UKC Holdings Corp.	192,373	3,311
^ Yushin Precision Equipment Co. Ltd.	116,948	3,309

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
^	PC Depot Corp.	431,550	3,294
	Aeon Fantasy Co. Ltd.	83,730	3,288
	Sumitomo Densetsu Co. Ltd.	161,865	3,282
*	Rorze Corp.	123,629	3,274
^	Yonex Co. Ltd.	447,372	3,262
	Katakura Industries Co. Ltd.	260,199	3,249
*,^	Kintetsu Department Store Co. Ltd.	97,742	3,207
	Riken Vitamin Co. Ltd.	83,336	3,200
^	Pasona Group Inc.	226,980	3,196
	Kyosan Electric Manufacturing Co. Ltd.	556,217	3,181
	Denyo Co. Ltd.	189,171	3,178
	Tsukuba Bank Ltd.	858,056	3,174
	Shinwa Co. Ltd.	139,651	3,173
	Mitsubishi Steel Manufacturing Co. Ltd.	127,053	3,164
	Keihanshin Building Co. Ltd.	449,869	3,156
	Fuji Pharma Co. Ltd.	87,135	3,155
^	BRONCO BILLY Co. Ltd.	121,541	3,154
	Nippon Kanzai Co. Ltd.	174,275	3,140
^	Toyo Engineering Corp.	262,290	3,135
	Fudo Tetra Corp.	1,837,384	3,133
	Sun Frontier Fudousan Co. Ltd.	259,696	3,127
	Information Services International-Dentsu Ltd.	140,354	3,123
	Ines Corp.	333,312	3,121
*	Akebono Brake Industry Co. Ltd.	913,549	3,118
	Shimizu Bank Ltd.	92,437	3,106
	Vital KSK Holdings Inc.	382,358	3,105
*,^	Kappa Create Co. Ltd.	275,407	3,093
	Mimasu Semiconductor Industry Co. Ltd.	172,766	3,089
	Nippon Beet Sugar Manufacturing Co. Ltd.	144,549	3,088
	Okuwa Co. Ltd.	303,123	3,071
	Mie Bank Ltd.	128,050	3,065
^	Ateam Inc.	115,643	3,061
	Rokko Butter Co. Ltd.	135,556	3,046
	KFC Holdings Japan Ltd.	172,166	3,041
	Fujiya Co. Ltd.	132,949	3,016
^	Daito Pharmaceutical Co. Ltd.	117,550	3,008
	Ministop Co. Ltd.	147,656	2,997
	Koatsu Gas Kogyo Co. Ltd.	390,127	2,949
	Nagatanien Holdings Co. Ltd.	247,104	2,944
	Osaka Steel Co. Ltd.	133,052	2,944
	Kurimoto Ltd.	140,055	2,942
	Zuken Inc.	164,765	2,930
	Meiko Network Japan Co. Ltd.	252,685	2,928
	Mitani Sekisan Co. Ltd.	120,550	2,919
^	JP-Holdings Inc.	817,655	2,879
	Kitagawa Iron Works Co. Ltd.	104,636	2,853
	Tokyo Energy & Systems Inc.	244,090	2,841
^	Fujita Kanko Inc.	89,134	2,840
	Mito Securities Co. Ltd.	818,991	2,833
	NS United Kaiun Kaisha Ltd.	121,545	2,813
	Yahagi Construction Co. Ltd.	310,114	2,808
	Icom Inc.	120,545	2,803
	Nippon Parking Development Co. Ltd.	1,895,090	2,779
	Hakuto Co. Ltd.	178,955	2,761
*	SWCC Showa Holdings Co. Ltd.	295,201	2,759
	Kobe Bussan Co. Ltd.	63,725	2,752
	Sanoh Industrial Co. Ltd.	310,502	2,745
	Dunlop Sports Co. Ltd.	184,125	2,732
	Senshukai Co. Ltd.	437,850	2,710
*	KNT-CT Holdings Co. Ltd.	155,651	2,702
^	Sac's Bar Holdings Inc.	221,184	2,696
	Onoken Co. Ltd.	157,570	2,680
^	GCA Corp.	292,733	2,679
	Mie Kotsu Group Holdings Inc.	619,264	2,676

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Kourakuen Holdings Corp.	132,947	2,657
	Torishima Pump Manufacturing Co. Ltd.	255,399	2,651
	Central Sports Co. Ltd.	73,599	2,642
	AOI Electronics Co. Ltd.	56,051	2,626
	Kita-Nippon Bank Ltd.	84,236	2,622
	Taiho Kogyo Co. Ltd.	174,565	2,611
	Shinnihon Corp.	293,318	2,607
	Ryoden Corp.	167,560	2,600
	CI Takiron Corp.	409,180	2,598
	Chuetsu Pulp & Paper Co. Ltd.	134,441	2,594
	Itochu-Shokuhin Co. Ltd.	56,724	2,590
	Chukyo Bank Ltd.	127,055	2,590
	WATAMI Co. Ltd.	197,882	2,580
	Yomiuri Land Co. Ltd.	61,418	2,580
	Fuji Oil Co. Ltd.	663,506	2,577
	SRA Holdings	90,132	2,569
	Daikokutenbussan Co. Ltd.	56,323	2,564
	Kansai Super Market Ltd.	209,227	2,557
	Advan Co. Ltd.	266,813	2,535
	Corona Corp. Class A	211,160	2,521
	Future Corp.	248,184	2,507
	Toho Co. Ltd. (XTKS)	98,841	2,500
	Toyo Corp.	267,505	2,499
	Wellnet Corp.	230,879	2,481
	Kitano Construction Corp.	549,196	2,472
	Mitsubishi Logisnext Co. Ltd.	335,139	2,463
	Sinanen Holdings Co. Ltd.	110,040	2,461
^	Hito Communications Inc.	139,047	2,455
	Hokkan Holdings Ltd.	636,225	2,447
^	Misawa Homes Co. Ltd.	276,095	2,447
	Godo Steel Ltd.	121,442	2,445
	Sanyo Shokai Ltd.	132,351	2,439
	Nihon Chouzai Co. Ltd.	74,231	2,430
	K&O Energy Group Inc.	145,264	2,418
	Toyo Securities Co. Ltd.	856,318	2,396
	Hioki EE Corp.	109,241	2,382
*,^	FDK Corp.	1,001,354	2,380
	Teikoku Electric Manufacturing Co. Ltd.	224,382	2,378
^	Tokyo Individualized Educational Institute Inc.	267,544	2,358
	Kanagawa Chuo Kotsu Co. Ltd.	70,830	2,355
*	Mitsubishi Paper Mills Ltd.	347,531	2,346
	Kanaden Corp.	203,884	2,335
	Japan Transcity Corp.	542,224	2,328
	Shibusawa Warehouse Co. Ltd.	125,244	2,325
^	Jamco Corp.	111,145	2,323
	Tokyo Rope Manufacturing Co. Ltd.	148,756	2,315
	Krosaki Harima Corp.	53,619	2,301
	Pronexus Inc.	187,469	2,275
	Tomoku Co. Ltd.	121,044	2,259
	Aiphone Co. Ltd.	135,155	2,255
	France Bed Holdings Co. Ltd.	241,702	2,242
*,^	U-Shin Ltd.	330,413	2,232
	Toyo Kohan Co. Ltd.	519,822	2,223
*	Hochiki Corp.	107,300	2,220
	Organo Corp.	82,806	2,191
	Elematec Corp.	95,236	2,181
	CHIMNEY Co. Ltd.	86,812	2,179
^	Daisyo Corp.	143,542	2,174
	Hisaka Works Ltd.	233,098	2,173
	Takaoka Toko Co. Ltd.	132,348	2,164
	Toenec Corp.	74,032	2,161
	Weathernews Inc.	66,087	2,136
^	Linical Co. Ltd.	161,849	2,130
	Parco Co. Ltd.	159,371	2,127

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Yusen Logistics Co. Ltd.	182,177	2,124
	Dai-ichi Seiko Co. Ltd.	83,334	2,118
^	Fukui Computer Holdings Inc.	83,631	2,099
	Aichi Corp.	283,118	2,096
	Asunaro Aoki Construction Co. Ltd.	231,200	2,095
	Nippon Coke & Engineering Co. Ltd.	1,878,578	2,077
	Gun-Ei Chemical Industry Co. Ltd.	59,723	2,076
	Halows Co. Ltd.	91,539	2,075
^	Toda Kogyo Corp.	49,418	2,055
	Mitsubishi Research Institute Inc.	69,029	2,045
*,^	Nippon Sharyo Ltd.	715,311	2,021
	Furuno Electric Co. Ltd.	293,811	2,021
	Mars Engineering Corp.	98,642	2,009
	Fuso Pharmaceutical Industries Ltd.	79,933	2,007
	Chori Co. Ltd.	109,948	2,004
	Taisei Lamick Co. Ltd.	73,226	1,999
^	Nihon Trim Co. Ltd.	50,521	1,973
	Fujitsu Frontech Ltd.	112,649	1,973
	ASAHI YUKIZAI Corp.	148,456	1,950
	Japan Cash Machine Co. Ltd.	179,775	1,947
^	MTI Ltd.	318,622	1,916
	Cleanup Corp.	239,970	1,911
	Mitsui Home Co. Ltd.	288,102	1,907
	CMIC Holdings Co. Ltd.	129,242	1,906
*,^	Medical Data Vision Co. Ltd.	99,164	1,889
	Rhythm Watch Co. Ltd.	89,738	1,878
	Toli Corp.	516,105	1,876
	Mitsui Matsushima Co. Ltd.	148,016	1,866
^	Funai Electric Co. Ltd.	227,668	1,848
	Matsuda Sangyo Co. Ltd.	127,657	1,831
^	Tosho Printing Co. Ltd.	189,578	1,825
	Atsugi Co. Ltd.	159,066	1,811
	Tokyo Tekko Co. Ltd.	94,641	1,790
	Hokkaido Gas Co. Ltd.	692,253	1,787
	Nihon Yamamura Glass Co. Ltd.	1,009,388	1,775
^	Showa Aircraft Industry Co. Ltd.	142,450	1,763
	Asahi Co. Ltd.	144,657	1,758
	Artnature Inc.	265,894	1,747
	Maezawa Kasei Industries Co. Ltd.	156,557	1,735
	NDS Co. Ltd.	51,024	1,723
	Honeys Holdings Co. Ltd.	160,990	1,704
	Pocket Card Co. Ltd.	177,673	1,679
	Yushiro Chemical Industry Co. Ltd.	110,148	1,666
	Gakken Holdings Co. Ltd.	57,222	1,657
*,^	Japan Drilling Co. Ltd.	85,628	1,638
	Alpha Systems Inc.	73,333	1,611
^	Zuiko Corp.	47,618	1,602
*,^	Laox Co. Ltd.	376,835	1,578
	Fujikura Kasei Co. Ltd.	249,310	1,573
	Maezawa Kyuso Industries Co. Ltd.	94,542	1,551
	Tokyo Rakutenchi Co. Ltd.	29,511	1,518
	Sankyo Seiko Co. Ltd.	363,865	1,505
	Nihon Dempa Kogyo Co. Ltd.	190,678	1,489
	NEC Capital Solutions Ltd.	75,134	1,485
	Chugai Ro Co. Ltd.	73,929	1,482
^	Fields Corp.	150,159	1,463
	Tv Tokyo Holdings Corp.	67,090	1,404
	Nakayama Steel Works Ltd.	202,771	1,402
	Tsutsumi Jewelry Co. Ltd.	78,733	1,392
	Tokyo Electron Device Ltd.	69,228	1,354
	Chuo Spring Co. Ltd.	40,418	1,351
^	Cybozu Inc.	289,312	1,329
	Gecoss Corp.	112,150	1,265
	CAC Holdings Corp.	123,653	1,237

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Mitsubishi Kakoki Kaisha Ltd.	57,026	1,236
^	Inaba Seisakusho Co. Ltd.	96,237	1,211
	Airport Facilities Co. Ltd.	213,685	1,183
^	Toyo Denki Seizo KK	66,031	1,173
	Daikoku Denki Co. Ltd.	76,232	1,166
	Takihyo Co. Ltd.	56,024	1,155
	Nippon Chemiphar Co. Ltd.	24,811	1,145
	Srg Takamiya Co. Ltd.	184,684	1,123
	Shimojima Co. Ltd.	104,349	1,100
	Daidoh Ltd.	275,300	1,067
	Riso Kyoiku Co. Ltd.	134,200	1,067
*,^	Aplus Financial Co. Ltd.	1,075,942	1,065
^	Right On Co. Ltd.	125,150	1,039
	Paris Miki Holdings Inc.	244,604	1,020
*,^	Shin Nippon Biomedical Laboratories Ltd.	200,390	980
*,^	Yamada SxL Home Co. Ltd.	1,314,439	964
	Sumitomo Precision Products Co. Ltd.	270,131	874
	Endo Lighting Corp.	66,300	759
	Kinki Sharyo Co. Ltd.	32,016	750
^	Toa Oil Co. Ltd.	524,262	697
	Kojima Co. Ltd.	179,907	593
	Tayca Corp.	17,000	400
	Kobelco Eco-Solutions Co. Ltd.	17,300	293
	Mitsuuroko Group Holdings Co. Ltd.	33,400	244
	Nice Holdings Inc.	3,824	54
^	C Uyemura & Co. Ltd.	300	19
			54,508,269
Malaysia (0.7%)
	Public Bank Bhd. (Local)	40,056,145	193,573
	Tenaga Nasional Bhd.	52,810,152	187,112
	Malayan Banking Bhd.	75,494,587	164,956
	CIMB Group Holdings Bhd.	82,125,575	119,110
	Sime Darby Bhd.	46,620,917	101,321
	Axiata Group Bhd.	56,961,215	72,537
	Petronas Chemicals Group Bhd.	37,574,227	65,411
	Genting Bhd.	29,699,800	63,486
	DiGi.Com Bhd.	47,430,800	56,018
	Maxis Bhd.	34,568,150	48,574
	IHH Healthcare Bhd.	35,229,857	46,945
	IOI Corp. Bhd.	43,316,886	45,647
	Genting Malaysia Bhd.	36,115,900	42,927
	Petronas Gas Bhd.	9,745,700	41,530
	Kuala Lumpur Kepong Bhd.	6,776,986	39,394
	Gamuda Bhd.	29,186,700	36,196
	Dialog Group Bhd.	60,135,044	32,113
	Hong Leong Bank Bhd.	8,079,552	30,419
	IJM Corp. Bhd.	39,616,420	29,852
	MISC Bhd.	18,075,030	29,648
	PPB Group Bhd.	7,263,600	28,802
	AMMB Holdings Bhd.	25,077,900	25,361
	Press Metal Aluminium Holdings Bhd.	23,314,320	24,397
	Malaysia Airports Holdings Bhd.	12,018,100	23,497
	Telekom Malaysia Bhd.	15,223,100	22,843
	Petronas Dagangan Bhd.	3,714,800	21,025
	Sapura Energy Bhd.	55,522,222	21,011
	YTL Corp. Bhd.	61,854,825	18,556
	RHB Bank Bhd. (Common Shares)	14,039,435	16,847
	Top Glove Corp. Bhd.	11,003,600	16,632
	Hartalega Holdings Bhd.	9,187,180	16,546
	British American Tobacco Malaysia Bhd.	1,776,100	16,450
3	Astro Malaysia Holdings Bhd.	24,318,800	16,142
	AirAsia Bhd.	19,972,700	15,761
	My EG Services Bhd.	28,127,550	14,551
	HAP Seng Consolidated Bhd.	5,809,889	12,740

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Inari Amertron Bhd.	18,235,150	12,101
	IOI Properties Group Bhd.	25,107,255	11,811
	Alliance Bank Malaysia Bhd.	13,462,100	11,732
	Genting Plantations Bhd.	4,565,400	11,518
	YTL Power International Bhd.	37,456,827	11,501
	Hong Leong Financial Group Bhd.	2,885,832	11,387
	Westports Holdings Bhd.	12,621,600	11,072
	Felda Global Ventures Holdings Bhd.	23,723,824	10,700
	Bursa Malaysia Bhd.	4,423,385	10,436
	KLCCP Stapled Group	5,392,900	10,198
*	UMW Holdings Bhd.	7,996,000	9,897
	Sunway REIT	19,841,900	8,058
	QL Resources Bhd.	8,537,703	7,846
	TIME dotCom Bhd.	3,597,040	7,801
	Malakoff Corp. Bhd.	31,932,200	7,771
	Fraser & Neave Holdings Bhd.	1,281,799	7,666
	IGB REIT	19,557,904	7,622
	Sunway Bhd.	18,123,829	7,402
	VS Industry Bhd.	9,929,200	7,224
*	Bumi Armada Bhd.	41,233,687	7,117
	Mah Sing Group Bhd.	19,504,107	7,103
	KPJ Healthcare Bhd.	27,566,760	6,642
	SP Setia Bhd Group	8,562,500	6,620
	Malaysian Resources Corp. Bhd.	26,342,000	6,595
	Kossan Rubber Industries	3,735,500	6,371
	Malaysia Building Society Bhd.	23,179,894	6,075
	Unisem M Bhd.	5,905,500	5,581
*	UMW Oil & Gas Corp. Bhd.	73,658,351	5,574
	Pos Malaysia Bhd.	4,211,700	5,464
	Cahya Mata Sarawak Bhd.	6,232,000	5,446
	Berjaya Sports Toto Bhd.	9,478,887	5,396
	Yinson Holdings Bhd.	5,522,100	5,160
*	WCT Holdings Bhd.	12,556,994	4,922
*	UEM Sunrise Bhd.	18,262,003	4,790
	MMC Corp. Bhd.	9,810,200	4,611
	Capitaland Malaysia Mall Trust	13,104,902	4,580
	DRB-Hicom Bhd.	11,214,000	4,505
	Pavilion REIT	10,304,600	4,165
	Muhibbah Engineering M Bhd.	5,659,300	3,809
*	Eco World Development Group Bhd.	9,979,800	3,656
	Eastern & Oriental Bhd.	9,692,326	3,528
	Syarikat Takaful Malaysia Bhd.	3,833,100	3,485
	Bermaz Auto Bhd.	7,133,040	3,437
*	Berjaya Corp. Bhd.	34,993,014	2,769
	Sunway Construction Group Bhd.	4,948,725	2,688
	Supermax Corp. Bhd.	5,918,400	2,474
	Datasonic Group Bhd.	8,280,300	2,406
*	AirAsia X Bhd.	24,412,550	2,163
*	KNM Group Bhd.	19,913,225	1,318
*	Mulpha International Bhd.	2,076,320	1,226
*	Malaysia Marine and Heavy Engineering Holdings Bhd.	4,166,671	808
*	Dayang Enterprise Holdings Bhd.	3,729,900	762
	Coastal Contracts Bhd.	2,491,500	748
*	UMW Oil & Gas Corp. Bhd. Warrants	12,999,818	568
*	Puncak Niaga Holdings Bhd.	2,268,000	391
*	Sunway Bhd. Warrants	2,118,838	320
	TA Enterprise Bhd.	1,491,000	225
	OSK Holdings Bhd.	380,859	142
*	WCT Holdings Bhd. Warrants Expire 08/24/2020	1,594,005	109
*,2	RHB Bank Bhd. (XKLS)	9,155,400	105
*	KPJ Healthcare Warrants Expire 01/23/2019	1,277,920	91
*	AirAsia X Bhd. Warrants Expire 06/08/2020	1,955,625	90
*	Scientex Bhd.	40,300	85
*	OSK Holdings Bhd. Warrants Expire 07/22/2020	1,144,372	76

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Malaysian Resources Corp. Bhd. Warrants Expire 09/16/2018	3,131,865	55
*	BIMB Holdings Bhd. Warrants Expire 12/04/2023	741,960	51
	Media Prima Bhd.	211,247	42
*	CB Industrial Product Holding Bhd Warrants Expire 10/31/2019	462,666	37
*	Eastern & Oriental Bhd Warrants Expire 07/21/2019	1,014,820	36
*	Mah Sing Group Warrants Expire 01/15/2026	895,021	26
*	KNM Group Bhd. Warrants Expire 04/21/2020	1,085,088	18
*	Mah Sing Group Bhd. Warrants Expire 03/18/2018	714,028	17
*	WCT Holdings Bhd. Warrants Expire 12/11/2017	558,140	7
*	Puncak Niaga Holding Bhd. Warrants Expire 07/20/2018	111,300	6
*,2	KNM Group Bhd. Warrants Expire 11/15/2017	1,641,652	2
*	Malaysian Resources Corp. Bhd. Warrants Expire 12/31/2027	2,634,200	—
			2,086,166
Malta (0.0%)
2	BGP Holdings PLC	17,449,685	—

Mexico (0.7%)
	America Movil SAB de CV	379,039,083	327,007
	Fomento Economico Mexicano SAB de CV	26,963,474	235,392
	Grupo Financiero Banorte SAB de CV	29,286,667	173,810
	Wal-Mart de Mexico SAB de CV	66,163,530	147,845
*	Cemex SAB de CV	178,860,487	145,352
	Grupo Televisa SAB	31,953,474	139,886
	Grupo Mexico SAB de CV Class B	42,915,603	139,547
	Grupo Bimbo SAB de CV Class A	30,448,975	70,390
	Fibra Uno Administracion SA de CV	39,039,857	61,436
	Grupo Financiero Inbursa SAB de CV	29,346,920	50,438
	Grupo Aeroportuario del Sureste SAB de CV Class B	2,648,403	47,233
	Grupo Aeroportuario del Pacifico SAB de CV Class B	4,469,718	42,392
	Coca-Cola Femsa SAB de CV	6,259,273	42,283
	Alfa SAB de CV Class A	37,864,621	39,560
	Infraestructura Energetica Nova SAB de CV	7,660,948	39,116
	Industrias Penoles SAB de CV	1,594,748	37,073
	Grupo Financiero Santander Mexico SAB de CV Class B	21,700,465	36,549
	Gruma SAB de CV Class B	2,615,677	34,263
	Grupo Elektra SAB DE CV	827,603	33,192
	Mexichem SAB de CV	12,596,464	32,431
	Arca Continental SAB de CV	4,493,483	28,597
	Promotora y Operadora de Infraestructura SAB de CV (XMEX)	2,410,206	22,888
*,^	Elis SA XLON	871,981	22,527
	Alsea SAB de CV	6,721,859	20,378
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	3,993,516	20,151
	Kimberly-Clark de Mexico SAB de CV Class A	10,787,388	18,574
	El Puerto de Liverpool SAB de CV	2,525,274	17,202
	Banregio Grupo Financiero SAB de CV	2,991,758	15,916
	Megacable Holdings SAB de CV	3,941,352	15,591
	Gentera SAB de CV	14,552,787	14,741
	Grupo Carso SAB de CV	4,405,035	14,287
	Macquarie Mexico Real Estate Management SA de CV	11,150,743	13,377
*	Cemex SAB de CV ADR	1,641,618	13,313
	PLA Administradora Industrial S de RL de CV	7,913,691	12,181
*	Telesites SAB de CV	15,639,004	11,551
	Grupo Lala SAB de CV	7,332,587	11,325
*	Genomma Lab Internacional SAB de CV Class B	9,682,080	11,297
	Bolsa Mexicana de Valores SAB de CV	6,477,298	10,815
	Industrias Bachoco SAB de CV Class B	1,962,127	9,636
*	Becle SAB de CV	5,819,187	9,321
	Corp Inmobiliaria Vesta SAB de CV	7,027,532	8,724
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	7,997,392	8,151
	Prologis Property Mexico SA de CV	3,916,832	7,665
	Grupo Comercial Chedraui SA de CV	3,641,389	7,079
*	Organizacion Soriana SAB de CV Class B	3,201,845	6,744
*	Industrias CH SAB de CV Class B	1,604,458	6,384
	Promotora y Operadora de Infraestructura SAB de CV (XMEX) Class L	842,478	6,301

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Grupo Aeromexico SAB de CV	3,902,157	6,187
	Grupo Aeroportuario del Pacifico SAB de CV ADR	64,700	6,141
*	Hoteles City Express SAB de CV	4,883,461	5,966
3	Nemak SAB de CV	7,811,170	5,871
	Grupo Herdez SAB de CV	2,633,371	5,634
*	La Comer SAB de CV	5,627,395	5,460
	Rassini SAB de CV	1,415,367	5,340
	Concentradora Fibra Danhos SA de CV	2,922,504	4,951
3	Concentradora Fibra Hotelera Mexicana SA de CV	7,330,503	4,909
	Credito Real SAB de CV SOFOM ER	2,968,344	4,759
	Alpek SAB de CV	4,454,624	4,659
	Unifin Financiera SAB de CV SOFOM ENR	1,359,179	4,628
*	Grupo GICSA SA de CV	7,083,369	4,286
	Grupo Financiero Interacciones SA de CV	929,745	4,264
	Qualitas Controladora SAB de CV	2,381,251	3,941
*,3	Elementia SAB de CV	2,819,178	3,700
	TV Azteca SAB de CV	17,559,083	3,187
*	Grupo Simec SAB de CV Class B	937,584	3,076
	Consorcio ARA SAB de CV	7,970,615	2,819
*	Axtel SAB de CV	9,947,037	2,153
*	Minera Frisco SAB de CV	3,408,926	2,004
	Grupo Rotoplas SAB de CV	730,000	1,153
	OHL Mexico SAB de CV	217,311	384
			2,335,383
Netherlands (2.3%)
^	Unilever NV	19,666,399	1,142,433
	ING Groep NV	49,814,281	920,553
	ASML Holding NV	4,036,602	728,330
	Koninklijke Philips NV	12,053,732	491,231
	Unibail-Rodamco SE	1,277,127	319,678
	Koninklijke Ahold Delhaize NV	16,352,227	307,675
	Heineken NV	3,004,774	292,767
	Akzo Nobel NV	3,232,829	291,866
	RELX NV (XAMS)	11,496,931	259,567
	ArcelorMittal	7,721,368	221,108
	Koninklijke DSM NV	2,247,704	191,771
	NN Group NV	4,315,955	180,744
	Wolters Kluwer NV	3,682,863	180,509
3	ABN AMRO Group NV	5,305,117	163,847
*	Altice NV Class A	7,714,275	145,482
	Koninklijke KPN NV	39,520,202	135,986
	Aegon NV (XAMS)	22,362,219	132,025
	Heineken Holding NV	1,344,852	124,834
	Randstad Holding NV	1,409,875	86,740
	ASR Nederland NV	1,859,029	76,211
	Aalberts Industries NV	1,253,661	61,820
*	Galapagos NV	522,209	50,786
	IMCD Group NV	664,463	41,791
	Gemalto NV	1,047,177	41,443
	ASM International NV	601,039	40,278
	SBM Offshore NV	2,255,525	40,253
3	Philips Lighting NV	1,038,429	39,358
	Boskalis Westminster	1,050,448	37,550
	Koninklijke Vopak NV	845,756	36,607
	TKH Group NV	540,071	36,368
	APERAM SA	627,393	33,737
	BE Semiconductor Industries NV	424,178	33,333
*,^	OCI NV	1,232,283	29,234
*	Altice NV Class B	1,513,004	28,527
	Corbion NV	751,610	25,114
	Wereldhave NV	529,460	24,070
	Eurocommercial Properties NV	566,109	23,572
	PostNL NV	5,420,112	23,101
3	Refresco Group NV	919,212	21,254

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Arcadis NV	873,248	20,186
	Koninklijke BAM Groep NV	3,243,522	18,322
*	TomTom NV	1,540,545	17,551
3	GrandVision NV	606,363	15,134
	Wessanen	624,161	11,855
*	Fugro NV	856,505	11,041
3	Intertrust NV	674,839	10,377
	Vastned Retail NV	224,931	9,851
	Accell Group	317,655	9,701
3	Flow Traders	366,852	9,121
	NSI NV	194,033	7,361
*,3	Takeaway.com NV	153,021	7,232
*,3	Basic-Fit NV	284,681	6,536
*	ForFarmers NV	343,061	4,194
^	BinckBank NV	751,294	3,829
	Brunel International NV	224,679	3,819
	Aegon NV (XNYS)	1,642	10
*,^,2	SRH NV	672,039	—
			7,227,673
New Zealand (0.2%)
	Fisher & Paykel Healthcare Corp. Ltd.	7,368,695	66,836
	Spark New Zealand Ltd.	24,059,628	60,619
*	a2 Milk Co. Ltd.	9,226,726	54,779
	Auckland International Airport Ltd.	12,218,600	52,078
	Fletcher Building Ltd. (XNZE)	8,892,962	44,858
	Contact Energy Ltd.	9,515,343	37,450
	Ryman Healthcare Ltd.	5,388,752	34,306
	Meridian Energy Ltd.	15,213,724	29,681
*	Xero Ltd.	1,188,676	27,997
	Z Energy Ltd.	4,756,143	23,989
	SKYCITY Entertainment Group Ltd.	8,761,454	23,324
	Mercury NZ Ltd.	8,434,535	18,988
	Mainfreight Ltd.	973,295	16,292
	Kiwi Property Group Ltd.	17,452,573	15,830
	Trade Me Group Ltd.	5,022,073	15,509
	Air New Zealand Ltd.	6,643,232	15,008
	Chorus Ltd.	5,267,029	14,475
	EBOS Group Ltd.	1,083,303	13,048
^	Goodman Property Trust	12,532,049	11,239
	Infratil Ltd.	4,858,493	10,690
	Genesis Energy Ltd.	6,122,772	10,264
	Freightways Ltd.	1,860,092	9,749
	Precinct Properties New Zealand Ltd.	10,598,171	9,394
	Summerset Group Holdings Ltd.	2,777,601	9,258
	SKY Network Television Ltd.	4,805,134	8,224
	Argosy Property Ltd.	10,747,597	7,614
	Metlifecare Ltd.	1,881,283	7,443
	Vital Healthcare Property Trust	4,442,605	6,720
	Heartland Bank Ltd.	4,065,475	5,286
	Kathmandu Holdings Ltd.	2,367,329	3,891
	New Zealand Refining Co. Ltd.	1,832,727	3,161
^	Fletcher Building Ltd. (XASX)	247,839	1,235
*	TOWER Ltd.	2,059,827	1,142
	Warehouse Group Ltd.	226,636	327
*	Bathurst Resources Ltd.	1,188,709	118
			670,822
Norway (0.5%)
	DNB ASA	13,861,351	267,516
^	Statoil ASA	12,373,181	251,392
^	Telenor ASA	8,750,175	185,799
	Norsk Hydro ASA	17,173,321	132,893
	Yara International ASA	2,245,651	106,652
	Marine Harvest ASA	5,198,972	101,533
^	Orkla ASA	10,054,019	98,481

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Subsea 7 SA	3,338,431	56,277
	Storebrand ASA	5,785,088	49,549
	Gjensidige Forsikring ASA	2,168,838	40,815
	TGS NOPEC Geophysical Co. ASA	1,331,654	30,615
	Aker BP ASA	1,310,566	30,191
	Schibsted ASA Class A	1,126,911	29,054
	Schibsted ASA Class B	1,040,419	24,416
*	Norwegian Finans Holding ASA	1,879,788	23,487
	Bakkafrost P/F	514,793	23,003
	SpareBank 1 SR-Bank ASA	1,880,641	20,831
	Tomra Systems ASA	1,489,243	20,790
	Salmar ASA	671,116	20,009
	Leroy Seafood Group ASA	3,252,824	19,535
3	Entra ASA	1,222,499	16,825
	SpareBank 1 SMN	1,506,994	15,652
	Atea ASA	1,145,398	14,450
	Aker ASA	306,259	13,876
3	XXL ASA	1,237,150	13,342
	Veidekke ASA	1,155,188	12,944
	Austevoll Seafood ASA	1,132,281	11,333
	Borregaard ASA	1,135,815	10,947
*,3	Aker Solutions ASA	1,942,304	10,680
*	DNO ASA	8,730,095	10,607
*	Nordic Semiconductor ASA	1,874,206	9,397
*	Wallenius Wilhelmsen Logistics	1,224,975	7,029
*,^	Petroleum Geo-Services ASA	4,032,932	6,634
	Grieg Seafood ASA	694,388	6,593
	Norway Royal Salmon ASA	274,544	5,327
^	Ocean Yield ASA	576,376	5,138
	Opera Software ASA	1,472,483	4,219
	Stolt-Nielsen Ltd.	294,315	4,148
*,^	Norwegian Air Shuttle ASA	142,145	4,024
	Hoegh LNG Holdings Ltd.	495,438	3,923
*,^	REC Silicon ASA	29,305,739	3,833
*,^	Akastor ASA	1,622,066	3,742
*,^,3	BW LPG Ltd.	917,842	3,450
	Treasure ASA	114,445	213
	Kongsberg Gruppen ASA	2,772	51
*	Prosafe SE Class A	1	—
			1,731,215
Other (0.3%)[4]
5	Vanguard FTSE Emerging Markets ETF	18,822,881	840,065
*	Banco Santander Rights Temp Line	1,424,602	9,663
			849,728
Pakistan (0.0%)
	Habib Bank Ltd.	8,729,000	13,294
	Pakistan State Oil Co. Ltd.	3,810,289	12,295
	Oil & Gas Development Co. Ltd.	8,487,200	11,590
	Engro Corp. Ltd.	4,202,037	11,090
	Lucky Cement Ltd.	2,317,680	10,715
	Hub Power Co. Ltd.	10,597,857	10,323
	Pakistan Petroleum Ltd.	5,912,211	10,090
	Pakistan Oilfields Ltd.	1,421,200	7,969
	United Bank Ltd.	4,095,100	6,956
	Fauji Fertilizer Co. Ltd.	7,536,226	5,728
	MCB Bank Ltd.	2,744,500	5,177
	Engro Fertilizers Ltd.	7,674,350	4,733
	Thal Ltd.	975,034	4,704
	DG Khan Cement Co. Ltd.	3,545,700	4,587
*	SUI Southern Gas Co. Ltd.	11,451,500	3,269
	Kot Addu Power Co. Ltd.	5,007,671	3,046
	Searle Co. Ltd.	1,013,625	2,943
	National Bank of Pakistan	6,316,000	2,649
	Nishat Mills Ltd.	2,041,374	2,519

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Millat Tractors Ltd.	213,130	2,266
	Fauji Cement Co. Ltd.	7,235,471	1,912
*	SUI Northern Gas Pipeline	1,463,400	1,589
	Fauji Fertilizer Bin Qasim Ltd.	3,100,000	973
	Mari Petroleum Co. Ltd.	38,730	533
*	Bank Alfalah Ltd.	589,500	224
	Pakistan Telecommunication Co. Ltd.	1,650,000	207
			141,381
Peru (0.1%)
	Credicorp Ltd. (XNYS)	702,774	147,189
	Cia de Minas Buenaventura SAA ADR	2,351,321	32,425
	Credicorp Ltd. (XLIM)	141,898	29,774
	Volcan Cia Minera SAA Class B	29,728,108	14,633
2	Cia de Minas Buenaventura SAA	289,871	3,925
			227,946
Philippines (0.3%)
	SM Investments Corp.	6,235,594	115,483
	SM Prime Holdings Inc.	116,815,170	83,805
	Ayala Land Inc.	89,431,550	74,904
	BDO Unibank Inc.	25,706,491	68,501
	Ayala Corp.	3,134,034	62,540
	JG Summit Holdings Inc.	38,032,021	56,711
	PLDT Inc.	1,491,049	49,448
	Aboitiz Equity Ventures Inc.	27,948,246	40,598
	Bank of the Philippine Islands	19,824,498	37,672
	Universal Robina Corp.	11,411,151	31,584
	International Container Terminal Services Inc.	14,006,574	28,687
	Security Bank Corp.	5,912,500	28,183
	Metropolitan Bank & Trust Co.	16,516,809	27,716
	GT Capital Holdings Inc.	1,125,317	25,746
	Jollibee Foods Corp.	5,291,335	25,551
	Metro Pacific Investments Corp.	179,419,600	23,646
	Manila Electric Co.	3,574,715	20,208
*	Alliance Global Group Inc.	52,557,742	16,303
	Aboitiz Power Corp.	19,781,771	16,287
	DMCI Holdings Inc.	52,000,754	15,446
	Megaworld Corp.	147,623,425	15,242
	Globe Telecom Inc.	352,660	13,957
	Semirara Mining & Power Corp. Class A	15,317,116	12,609
	LT Group Inc.	34,687,132	12,084
	Puregold Price Club Inc.	11,910,080	11,768
	Robinsons Retail Holdings Inc.	5,940,982	11,169
	Pilipinas Shell Petroleum Corp.	8,546,650	10,303
	Robinsons Land Corp.	19,446,734	9,514
*	Bloomberry Resorts Corp.	44,316,050	8,114
	Manila Water Co. Inc.	13,491,400	8,105
	Cosco Capital Inc.	42,454,200	7,009
	Petron Corp.	29,678,427	5,603
*	DoubleDragon Properties Corp.	7,001,070	5,493
	Vista Land & Lifescapes Inc.	46,546,650	5,490
	First Gen Corp.	15,122,400	5,151
	D&L Industries Inc.	25,171,700	5,062
	Cebu Air Inc.	2,152,780	4,547
	Filinvest Land Inc.	112,517,000	4,321
	Century Pacific Food Inc.	12,990,242	3,826
	First Philippine Holdings Corp.	2,511,420	3,108
*	Melco Resorts And Entertainment Philippines Corp.	22,594,500	2,971
	Energy Development Corp.	25,701,443	2,875
	Nickel Asia Corp.	21,028,100	2,853
	Lopez Holdings Corp.	20,459,170	2,303
	Emperador Inc.	26,219	4
			1,022,500

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
Poland (0.3%)
	Polski Koncern Naftowy ORLEN SA	3,994,447	141,282
*	Powszechna Kasa Oszczednosci Bank Polski SA	11,051,757	117,627
	Powszechny Zaklad Ubezpieczen SA	7,220,691	93,188
^	Bank Pekao SA	2,032,331	66,408
	KGHM Polska Miedz SA	1,772,494	59,912
	LPP SA	19,042	44,848
	Polskie Gornictwo Naftowe i Gazownictwo SA	21,931,548	40,303
	Bank Zachodni WBK SA	367,673	36,890
*	PGE Polska Grupa Energetyczna SA	9,422,877	33,786
	CD Projekt SA	801,925	26,562
*	Alior Bank SA	1,200,392	23,845
	Grupa Lotos SA	1,188,561	21,554
	CCC SA	272,278	20,417
*	mBank SA	158,217	20,006
*	Jastrzebska Spolka Weglowa SA	661,609	17,793
*	Bank Millennium SA	7,610,666	16,680
	KRUK SA	214,471	16,435
*,3	PLAY Communications SA	1,423,750	14,390
	Cyfrowy Polsat SA	1,963,943	13,679
*	Orange Polska SA	8,734,703	13,460
*	Tauron Polska Energia SA	13,258,222	12,819
	Asseco Poland SA	973,611	12,764
	Grupa Azoty SA	563,346	11,295
	Eurocash SA	1,043,245	10,551
	Enea SA	2,717,434	10,399
	Energa SA	2,692,925	9,358
	Kernel Holding SA	647,271	8,696
	Synthos SA	5,969,792	8,082
	Bank Handlowy w Warszawie SA	393,560	8,048
	Budimex SA	123,985	6,354
*	Ciech SA	311,299	5,292
*	PKP Cargo SA	349,372	4,986
	UNIWHEELS AG	55,473	4,510
	Warsaw Stock Exchange	338,611	4,279
*	Boryszew SA	1,054,764	2,897
	Lubelski Wegiel Bogdanka SA	127,768	2,589
*	Getin Noble Bank SA	5,013,952	2,218
*	Getin Holding SA	4,966,628	2,196
*,^	Medicalgorithmics SA	26,764	1,483
	Neuca SA	20,937	1,409
*	Bioton SA	705,412	865
			970,155
Portugal (0.1%)
	Galp Energia SGPS SA	6,634,605	123,353
	EDP - Energias de Portugal SA	29,340,399	104,636
	Jeronimo Martins SGPS SA	3,186,958	57,905
*	Banco Comercial Portugues SA	113,622,631	33,954
	NOS SGPS SA	2,822,211	16,910
	Navigator Co. SA	3,264,737	16,650
	EDP Renovaveis SA	1,975,446	16,334
	Sonae SGPS SA	12,347,418	14,782
	CTT-Correios de Portugal SA	1,914,722	11,273
^	REN - Redes Energeticas Nacionais SGPS SA	3,309,089	10,508
	Altri SGPS SA	967,064	6,178
	Semapa-Sociedade de Investimento e Gestao	261,730	5,232
	Mota-Engil SGPS SA	1,135,602	4,561
	Corticeira Amorim SGPS SA	284,960	3,977
*	Banco BPI SA	1,568,789	2,119
	Sonaecom SGPS SA	366,973	984
*	Banco Espirito Santo SA	19,970,703	29
			429,385
Qatar (0.1%)
	Qatar National Bank QPSC	3,037,595	101,552

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Industries Qatar QSC	1,932,725	50,675
Masraf Al Rayan QSC	4,789,947	47,096
Ooredoo QPSC	1,069,727	25,194
Qatar Insurance Co. SAQ	1,698,970	20,755
Qatar Islamic Bank SAQ	741,520	19,734
* Commercial Bank PQSC	2,504,610	18,086
Qatar Electricity & Water Co. QSC	335,370	16,844
Doha Bank QPSC	1,973,050	15,271
Qatar Gas Transport Co. Ltd.	3,307,966	13,776
Barwa Real Estate Co.	1,198,604	9,862
* Vodafone Qatar QSC	4,703,724	9,043
United Development Co. QSC	2,079,238	7,600
Qatar International Islamic Bank QSC	487,005	6,476
Ezdan Holding Group QSC	2,006,964	5,245
Gulf International Services QSC	718,038	3,457
* Gulf Warehousing Co.	275,364	3,085
Aamal Co.	1,449,951	3,022
Medicare Group	157,680	2,963
Al Meera Consumer Goods Co. QSC	69,541	2,715
Salam International Investment Ltd. QSC	898,342	1,723
Qatar Navigation QSC	55,082	809
Qatari Investors Group QSC	27,650	223
		385,206
Russia (0.7%)
Sberbank of Russia PJSC	133,526,262	442,500
LUKOIL PJSC	5,077,512	268,810
Gazprom PJSC	111,415,341	239,863
Novatek PJSC	10,166,906	113,178
Magnit PJSC GDR	3,948,949	111,758
MMC Norilsk Nickel PJSC	580,217	105,090
Tatneft PJSC	13,844,401	103,218
Mobile TeleSystems PJSC ADR	6,172,424	65,489
Rosneft Oil Co. PJSC	11,993,243	65,360
AK Transneft OAO Preference Shares	19,849	62,792
VTB Bank PJSC	52,933,394,410	54,309
Gazprom PJSC ADR (XLON)	11,860,133	50,944
Lukoil PJSC ADR	929,479	49,372
Surgutneftegas OAO Preference Shares	95,383,500	47,300
Alrosa PJSC	31,985,500	41,131
Novatek PJSC GDR	346,604	39,560
Surgutneftegas OJSC	75,224,126	37,528
Moscow Exchange MICEX-RTS PJSC	18,107,268	36,543
Tatneft PJSC ADR (XLON)	809,361	36,434
Inter RAO UES PJSC	379,086,337	23,200
Novolipetsk Steel PJSC GDR	979,252	22,577
Severstal PJSC	1,421,298	21,832
RusHydro PJSC	1,420,662,350	19,848
MegaFon PJSC GDR	1,712,049	17,893
PhosAgro PJSC GDR	1,279,519	17,593
Sberbank of Russia PJSC ADR (XLON)	1,186,094	17,023
Aeroflot PJSC	5,319,221	16,372
Rosneft Oil Co. PJSC GDR	2,936,813	16,102
Rostelecom PJSC	12,629,143	14,750
Magnitogorsk Iron & Steel Works PJSC	18,985,690	14,333
Tatneft PAO Preference Shares	2,620,689	14,197
VTB Bank PJSC GDR	6,173,759	12,781
Severstal PJSC GDR	807,243	12,312
Surgutneftegas OJSC ADR	2,074,603	10,369
Federal Grid Co. Unified Energy System PJSC	3,488,932,440	9,426
* Bashneft PJSC	220,999	8,310
LSR Group PJSC GDR	2,478,847	7,139
Unipro PJSC	158,734,196	6,962
* Safmar Financial Investment	486,696	6,383
ROSSETI PJSC	387,976,566	6,283

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Sistema PJSC FC GDR	1,308,195	6,149
* Uralkali PJSC	2,746,901	6,120
Bashneft PAO Preference Shares	234,572	6,005
TMK PJSC	3,991,616	5,426
Acron PJSC	73,476	4,542
Mobile TeleSystems PJSC	912,600	4,393
* M.Video PJSC	594,670	4,300
Mosenergo PJSC	74,207,556	3,894
Novolipetsk Steel PJSC	1,555,380	3,543
3 Detsky Mir PJSC	2,040,850	3,542
* RussNeft PJSC	365,154	3,487
* Mechel PJSC ADR	703,508	3,482
* Raspadskaya OJSC	2,202,948	3,372
* DIXY Group PJSC	575,520	3,298
* OGK-2 PJSC	277,155,958	2,604
TGC-1 PJSC	10,822,122,665	2,599
Sistema PJSC FC	10,522,588	2,370
* Mechel PJSC	805,193	2,058
MMC Norilsk Nickel PJSC ADR	78,664	1,448
Mechel PJSC Preference Shares	596,050	994
Tatneft PJSC ADR (OOTC)	3,534	159
Sberbank of Russia PJSC ADR (OOTC)	8,082	116
Gazprom PJSC ADR (OOTC)	10,809	46
		2,340,811
Singapore (0.9%)
DBS Group Holdings Ltd.	23,044,141	384,804
Oversea-Chinese Banking Corp. Ltd.	42,177,427	368,362
United Overseas Bank Ltd.	16,506,701	298,205
Singapore Telecommunications Ltd.	95,635,166	263,185
Keppel Corp. Ltd.	18,743,874	103,171
Global Logistic Properties Ltd.	37,715,889	91,871
CapitaLand Ltd.	32,730,560	88,143
Genting Singapore plc	74,476,144	66,661
Ascendas REIT	31,493,068	63,322
Wilmar International Ltd.	25,051,646	62,340
Singapore Exchange Ltd.	10,923,544	61,474
City Developments Ltd.	6,071,483	57,660
Singapore Technologies Engineering Ltd.	20,156,771	51,460
Singapore Airlines Ltd.	6,611,796	49,829
Suntec REIT	34,434,379	49,296
Venture Corp. Ltd.	3,271,975	46,772
CapitaLand Mall Trust	30,474,120	45,177
UOL Group Ltd.	6,315,652	41,883
^ Singapore Press Holdings Ltd.	20,859,204	41,307
CapitaLand Commercial Trust	31,318,665	39,893
ComfortDelGro Corp. Ltd.	26,451,838	39,214
Jardine Cycle & Carriage Ltd.	1,287,137	37,219
Yangzijiang Shipbuilding Holdings Ltd.	26,606,616	30,738
Sembcorp Industries Ltd.	12,144,955	29,414
Mapletree Commercial Trust	25,783,555	29,408
SATS Ltd.	8,513,144	29,365
Hutchison Port Holdings Trust	66,138,353	28,440
Golden Agri-Resources Ltd.	81,857,512	23,725
Mapletree Industrial Trust	15,982,253	22,746
Keppel REIT	26,333,707	22,699
Mapletree Greater China Commercial Trust	24,917,900	21,481
Mapletree Logistics Trust	22,614,654	21,075
^ Singapore Post Ltd.	20,763,895	19,574
^ Sembcorp Marine Ltd.	10,764,534	15,262
^ StarHub Ltd.	7,848,632	15,148
United Engineers Ltd.	6,082,667	11,784
Ascott Residence Trust	13,053,451	11,449
Yanlord Land Group Ltd.	8,484,164	11,149
CDL Hospitality Trusts	9,039,947	10,843

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Frasers Logistics & Industrial Trust	13,080,096	10,699
	Frasers Centrepoint Trust	6,480,355	10,316
	Keppel Infrastructure Trust	24,586,911	10,010
	Parkway Life REIT	4,566,679	9,546
	Starhill Global REIT	16,545,199	9,349
^	Raffles Medical Group Ltd.	10,684,063	8,855
	First Resources Ltd.	5,954,211	8,607
^	Keppel DC REIT	8,163,569	8,235
	Wing Tai Holdings Ltd.	4,472,961	7,875
	Fortune REIT (XSES)	6,141,000	7,416
	Lippo Malls Indonesia Retail Trust	22,925,486	7,320
	Asian Pay Television Trust	17,162,026	7,304
	CapitaLand Retail China Trust	5,944,953	7,238
	Cache Logistics Trust	11,920,218	7,169
	SIA Engineering Co. Ltd.	2,976,205	7,118
	Frasers Commercial Trust	6,882,200	6,996
	Manulife US REIT	7,699,752	6,969
	OUE Hospitality Trust	11,592,275	6,843
^	M1 Ltd.	4,729,928	6,246
	ESR REIT	14,942,108	6,086
	Ascendas Hospitality Trust	9,444,679	6,061
^	Yoma Strategic Holdings Ltd.	14,033,700	6,021
	First REIT	5,858,311	5,951
	Far East Hospitality Trust	10,273,111	5,277
	SPH REIT	6,793,780	4,984
	Accordia Golf Trust	9,047,446	4,979
	OUE Ltd.	3,198,155	4,833
^	Soilbuild Business Space REIT	9,453,825	4,579
	Sabana Shari'ah Compliant Industrial REIT	12,906,859	4,357
	RHT Health Trust	6,904,261	4,257
	Silverlake Axis Ltd.	9,739,344	4,252
^	SIIC Environment Holdings Ltd.	10,888,580	4,235
^	Sheng Siong Group Ltd.	5,889,001	4,083
*,^	Beijing Gas Blue Sky Holdings Ltd.	55,800,000	3,792
*,^,2	Ezion Holdings Ltd.	21,473,423	3,103
*,^	Midas Holdings Ltd.	16,595,800	2,559
^	Hyflux Ltd.	7,041,168	2,531
^	Noble Group Ltd.	11,089,166	2,361
*,^	COSCO Shipping International Singapore Co. Ltd.	11,079,116	2,359
	Bumitama Agri Ltd.	3,632,153	2,104
^	China Everbright Water Ltd.	5,866,000	2,087
	Indofood Agri Resources Ltd.	4,932,622	1,626
	Boustead Singapore Ltd.	2,430,178	1,607
*,^	Ying Li International Real Estate Ltd.	12,669,800	1,330
	Frasers Centrepoint Ltd.	335,600	512
*,^,2	China Fishery Group Ltd.	9,033,000	504
	Frasers Hospitality Trust	851,300	490
*,^,2	Ezra Holdings Ltd.	20,298,532	164
*,2	Ezion Holdings Ltd Warrants Expire 04/15/2020	3,136,323	47
	Olam International Ltd.	20,059	35
	Keppel Telecommunications & Transportation Ltd.	10,600	12
*,^,2	China Animal Healthcare Ltd.	4,917,000	—
			2,956,837
South Africa (1.5%)
	Naspers Ltd.	5,476,630	1,334,286
	Sasol Ltd.	7,095,580	207,317
	MTN Group Ltd.	23,117,231	200,729
	Standard Bank Group Ltd.	16,295,867	189,234
	FirstRand Ltd.	41,233,097	149,669
	Steinhoff International Holdings NV (XJSE)	32,276,678	140,116
	Sanlam Ltd.	21,578,091	108,006
	Remgro Ltd.	6,634,757	100,424
	Aspen Pharmacare Holdings Ltd.	4,436,622	100,244
	Bid Corp. Ltd.	4,247,920	93,410

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Barclays Africa Group Ltd.	8,384,017	83,053
	Vodacom Group Ltd.	7,616,074	82,771
	Shoprite Holdings Ltd.	5,720,367	81,893
	Growthpoint Properties Ltd.	36,227,684	62,841
	Tiger Brands Ltd.	2,110,878	57,652
	Bidvest Group Ltd.	4,253,826	51,647
	Redefine Properties Ltd.	66,651,405	50,056
	Woolworths Holdings Ltd.	12,214,188	48,716
	Sappi Ltd.	7,157,254	47,929
	AngloGold Ashanti Ltd.	5,175,309	47,750
	Discovery Ltd.	4,389,295	45,532
	Capitec Bank Holdings Ltd.	680,773	45,270
	Gold Fields Ltd.	10,460,163	41,638
	Nedbank Group Ltd.	2,727,792	39,975
	Mr Price Group Ltd.	3,180,930	39,425
	RMB Holdings Ltd.	8,715,846	38,532
	Resilient REIT Ltd.	3,865,736	38,516
	Mondi Ltd.	1,522,154	36,513
	Clicks Group Ltd.	3,242,520	36,318
	Netcare Ltd.	18,820,942	33,135
	Life Healthcare Group Holdings Ltd.	17,548,106	32,535
	AVI Ltd.	4,340,719	30,266
	SPAR Group Ltd.	2,540,864	29,907
	Imperial Holdings Ltd.	2,079,829	29,829
^	Truworths International Ltd.	5,523,862	29,430
	Fortress Income Fund Ltd. Class B	10,229,858	29,029
^	Sibanye Gold Ltd.	21,647,385	28,025
	Foschini Group Ltd.	2,820,214	27,032
	Barloworld Ltd.	2,810,491	26,509
	Investec Ltd.	3,684,334	25,127
	Rand Merchant Investment Holdings Ltd.	8,853,776	24,755
	Hyprop Investments Ltd.	3,253,940	24,455
*,^	Impala Platinum Holdings Ltd.	8,675,916	24,074
^	PSG Group Ltd.	1,248,007	23,169
	Exxaro Resources Ltd.	2,171,373	22,066
*	Anglo American Platinum Ltd.	773,820	21,534
	Pick n Pay Stores Ltd.	4,527,101	18,986
	MMI Holdings Ltd.	13,544,929	17,997
	Fortress Income Fund Ltd. Class A	14,045,561	16,834
*	Northam Platinum Ltd.	4,501,799	16,749
	Coronation Fund Managers Ltd.	3,288,374	16,583
	Pioneer Foods Group Ltd.	1,903,792	16,000
	Brait SE	4,154,244	15,528
	Telkom SA SOC Ltd.	3,889,785	14,569
	Liberty Holdings Ltd.	1,638,411	12,880
^	Kumba Iron Ore Ltd.	654,845	12,599
^	EOH Holdings Ltd.	1,659,295	12,371
	African Rainbow Minerals Ltd.	1,389,540	12,194
*	Super Group Ltd.	4,183,963	11,826
*	Nampak Ltd.	8,224,001	10,826
	SA Corporate Real Estate Ltd.	31,926,591	10,810
	JSE Ltd.	1,126,715	10,683
	Massmart Holdings Ltd.	1,401,704	10,627
	KAP Industrial Holdings Ltd.	17,636,461	10,603
	Tongaat Hulett Ltd.	1,297,654	10,572
	Vukile Property Fund Ltd.	7,533,930	10,509
^	DataTec Ltd.	2,421,667	10,269
	AECI Ltd.	1,331,172	9,949
*,3	Steinhoff Africa Retail Ltd.	6,062,310	9,849
*	PPC Ltd.	18,868,576	9,845
	Reunert Ltd.	1,961,939	9,647
*	Attacq Ltd.	7,076,236	9,346
	Tsogo Sun Holdings Ltd.	6,325,782	9,295
	Assore Ltd.	413,622	9,048

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Santam Ltd.	473,978	8,446
	Harmony Gold Mining Co. Ltd.	4,681,939	8,006
	Advtech Ltd.	6,209,013	7,783
	Omnia Holdings Ltd.	735,470	7,587
*,^	Raubex Group, Ltd.	967,588	7,001
	Astral Foods Ltd.	477,176	6,530
*,3	Dis-Chem Pharmacies Ltd.	2,667,641	6,248
	Blue Label Telecoms Ltd.	5,103,593	6,226
	Cashbuild Ltd.	240,144	6,187
	Wilson Bayly Holmes-Ovcon Ltd.	577,376	6,181
^	Trencor Ltd.	1,952,113	6,080
*	Grindrod Ltd.	5,262,575	5,798
	Murray & Roberts Holdings Ltd.	4,977,717	5,638
	Arrowhead Properties Ltd.	9,802,810	5,519
	Alexander Forbes Group Holdings Ltd.	10,582,890	5,453
	Emira Property Fund Ltd.	5,656,772	5,253
	MAS Real Estate Inc.	2,359,547	5,158
	Zeder Investments Ltd.	11,264,956	4,982
^	Steinhoff International Holdings NV (XETR)	1,089,227	4,823
	Hosken Consolidated Investments Ltd.	547,678	4,799
*,^	Curro Holdings Ltd.	1,579,026	4,495
	Rebosis Property Fund Ltd.	5,783,800	4,379
*	Sun International Ltd.	1,175,179	4,187
	Peregrine Holdings Ltd.	1,907,608	3,826
	Adcock Ingram Holdings Ltd.	904,761	3,761
	Metair Investments Ltd.	2,790,270	3,749
	Mpact Ltd.	2,049,109	3,747
	City Lodge Hotels Ltd.	412,271	3,672
	Ascendis Health Ltd.	2,931,220	3,625
	Hudaco Industries Ltd.	395,213	3,524
	Delta Property Fund Ltd.	5,729,676	2,996
*	Alviva Holdings Ltd.	2,130,531	2,959
	Raubex Group Ltd.	1,887,857	2,711
*,^	ArcelorMittal South Africa Ltd.	5,719,472	2,574
	Oceana Group Ltd.	371,499	2,367
	Merafe Resources Ltd.	17,259,370	2,173
	Lewis Group Ltd.	1,103,130	2,120
*,^	Consolidated Infrastructure Group Ltd.	2,514,699	2,029
*	Royal Bafokeng Platinum Ltd.	784,196	1,808
	Clover Industries Ltd.	1,753,852	1,772
^	DRDGOLD Ltd.	4,780,279	1,628
*,^	Stadio Holdings Ltd.	2,482,174	1,074
	Group Five Ltd.	1,165,653	1,072
*	Aveng Ltd.	5,451,270	973
	Invicta Holdings Ltd.	223,370	865
*	Adcock Ingram Holdings Ltd. Warrants Expires 07/26/2019	5,387	3
*,2	Rockcastle Global Real Estate Co. Ltd. (Temporary Line)	4,094,270	—
*,2	New Europe Property Investments plc (Temporary Line)	3,077,760	—
			4,599,120
South Korea (3.7%)
	Samsung Electronics Co. Ltd.	1,225,357	3,020,635
	SK Hynix Inc.	6,852,685	505,267
	Samsung Electronics Co. Ltd. Preference Shares	222,398	445,429
	NAVER Corp.	337,516	269,767
	Hyundai Motor Co.	1,834,858	263,975
	KB Financial Group Inc.	4,704,614	245,978
	POSCO	819,924	238,996
	Shinhan Financial Group Co. Ltd.	5,108,873	229,481
	LG Chem Ltd.	593,063	213,833
	Hyundai Mobis Co. Ltd.	835,880	198,902
	Hana Financial Group Inc.	3,750,163	160,503
*,^	Celltrion Inc.	976,930	151,023
	SK Innovation Co. Ltd.	777,943	142,707
	KT&G Corp.	1,429,595	135,377

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Samsung SDI Co. Ltd.	674,951	124,359
	Samsung C&T Corp.	926,519	122,568
	LG Household & Health Care Ltd.	115,081	120,948
	Amorepacific Corp.	410,287	115,123
	LG Electronics Inc.	1,388,246	113,012
	SK Holdings Co. Ltd.	427,217	110,551
	Kia Motors Corp.	3,316,494	104,976
	Samsung Fire & Marine Insurance Co. Ltd.	424,965	103,697
	Samsung Life Insurance Co. Ltd.	818,570	98,690
	Woori Bank	6,618,963	96,863
	Korea Electric Power Corp.	2,671,026	93,645
	LG Corp.	1,153,161	88,666
	NCSoft Corp.	221,756	84,543
	Samsung SDS Co. Ltd.	408,214	75,587
	LG Display Co. Ltd.	2,858,214	74,773
	Samsung Electro-Mechanics Co. Ltd.	710,368	66,098
	Lotte Chemical Corp.	188,934	62,405
*	Hyundai Heavy Industries Co. Ltd.	441,275	61,720
	SK Telecom Co. Ltd.	261,075	61,635
	S-Oil Corp.	524,970	60,356
	Coway Co. Ltd.	679,566	59,081
*,^,3	Samsung Biologics Co. Ltd.	170,473	58,486
	Korea Zinc Co. Ltd.	126,896	58,046
*	Hyundai Robotics Co. Ltd.	133,503	53,874
	Kakao Corp.	409,570	52,692
	E-MART Inc.	258,697	51,786
	Hyundai Motor Co. 2nd Preference Shares	498,372	50,303
	Hyundai Steel Co.	961,037	49,393
	Mirae Asset Daewoo Co. Ltd.	5,384,781	48,865
	Hankook Tire Co. Ltd.	981,686	47,382
	AMOREPACIFIC Group	369,241	47,350
	Industrial Bank of Korea	3,423,981	46,913
	Kangwon Land Inc.	1,387,216	42,521
	Korea Aerospace Industries Ltd.	831,905	42,230
	GS Holdings Corp.	655,033	38,785
*,^	SillaJen Inc.	635,163	38,360
	Dongbu Insurance Co. Ltd.	603,554	37,998
*	Samsung Heavy Industries Co. Ltd.	3,418,749	36,032
*,^	Hanmi Pharm Co. Ltd.	86,904	35,978
	Hyosung Corp.	294,362	35,377
*,^,3	Netmarble Games Corp.	224,685	34,928
	Shinhan Financial Group Co. Ltd. ADR	759,277	34,372
	BNK Financial Group Inc.	3,817,694	33,873
	Hyundai Glovis Co. Ltd.	236,942	31,978
	Hyundai Marine & Fire Insurance Co. Ltd.	780,687	31,631
	Hyundai Engineering & Construction Co. Ltd.	932,762	31,555
	CJ CheilJedang Corp.	94,763	31,009
	Hanwha Corp.	743,101	29,651
*	Orion Corp.	304,373	28,861
*,^	Celltrion Healthcare Co. Ltd.	548,185	28,820
	Hanwha Chemical Corp.	1,044,389	28,450
	LG Uplus Corp.	2,455,873	28,200
	Korea Investment Holdings Co. Ltd.	495,009	28,021
^	Hotel Shilla Co. Ltd.	395,086	27,643
	Hyundai Development Co-Engineering & Construction	762,766	27,330
	LG Innotek Co. Ltd.	177,079	27,264
	CJ Corp.	161,235	26,880
	Samsung Securities Co. Ltd.	825,427	26,254
	Daelim Industrial Co. Ltd.	351,065	26,165
	KCC Corp.	71,520	24,922
	Hyundai Motor Co. Preference Shares	267,064	24,565
	Mando Corp.	83,936	24,501
	Lotte Shopping Co. Ltd.	121,387	24,396
	Hanon Systems	2,061,874	23,985

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Confectionery Co. Ltd.	355,794	23,690
*,^	ViroMed Co. Ltd.	174,148	23,049
^	OCI Co. Ltd.	226,114	22,844
^	Korea Electric Power Corp. ADR	1,261,496	22,228
*,^	Samsung Engineering Co. Ltd.	2,035,593	22,194
	Hanwha Life Insurance Co. Ltd.	3,049,558	21,547
	NH Investment & Securities Co. Ltd.	1,633,157	20,511
	Amorepacific Corp. Preference Shares	127,338	20,287
	LG Chem Ltd. Preference Shares	86,354	20,012
	S-1 Corp.	237,778	19,458
	Medy-Tox Inc.	50,941	19,283
	Hanssem Co. Ltd.	125,933	19,178
	Yuhan Corp.	104,303	19,004
	KB Financial Group Inc. ADR	359,811	18,894
2	BGF retail Co. Ltd.	170,915	18,745
	DGB Financial Group Inc.	1,991,326	18,573
	Shinsegae Inc.	90,443	18,489
	CJ E&M Corp.	240,984	18,194
*	Korean Air Lines Co. Ltd.	608,376	17,222
	Cheil Worldwide Inc.	895,102	16,628
	Doosan Corp.	137,306	16,442
	Meritz Fire & Marine Insurance Co. Ltd.	714,439	16,396
	POSCO ADR	221,318	16,152
	Hyundai Department Store Co. Ltd.	196,880	16,078
	LS Corp.	225,532	15,924
*	Hanwha Techwin Co. Ltd.	460,842	15,796
	Com2uSCorp	128,355	15,299
	Kolon Industries Inc.	223,200	15,097
*	Daewoo Engineering & Construction Co. Ltd.	2,261,261	14,858
*,^	Komipharm International Co. Ltd.	412,799	14,787
	Meritz Securities Co. Ltd.	3,709,563	14,780
*,^	Hyundai Merchant Marine Co. Ltd.	2,161,422	14,279
	LG Household & Health Care Ltd. Preference Shares	24,326	14,231
	SK Chemicals Co. Ltd.	215,009	14,197
	Kumho Petrochemical Co. Ltd.	225,886	14,004
*,^	Doosan Infracore Co. Ltd.	1,678,988	13,873
	Green Cross Corp.	71,011	13,379
*,^	Hanmi Science Co. ltd	162,759	13,342
*,^	GS Engineering & Construction Corp.	571,022	13,261
*	CJ Logistics Corp.	93,003	13,035
^	Korea Kolmar Co. Ltd.	175,446	12,979
	Samsung Card Co. Ltd.	390,261	12,787
^	Doosan Heavy Industries & Construction Co. Ltd.	815,885	12,766
	NongShim Co. Ltd.	40,711	12,642
*	NHN Entertainment Corp.	205,802	12,615
*	Hyundai Mipo Dockyard Co. Ltd.	129,612	12,571
*	Korea Gas Corp.	338,726	12,371
	Korean Reinsurance Co.	1,206,185	12,060
*,^	Kumho Tire Co. Inc.	2,058,154	12,048
	Seoul Semiconductor Co. Ltd.	489,358	12,012
	Youngone Corp.	386,420	11,876
	SK Networks Co. Ltd.	1,995,374	11,856
*	WONIK IPS Co. Ltd.	362,995	11,789
	Green Cross Holdings Corp.	347,835	11,759
^	Hyundai Wia Corp.	199,670	11,506
	Ottogi Corp.	16,613	11,260
	Poongsan Corp.	255,826	11,220
	Posco Daewoo Corp.	642,746	11,151
^	SK Materials Co. Ltd.	66,069	11,075
*,^	Pan Ocean Co. Ltd.	2,347,084	11,026
	Hite Jinro Co. Ltd.	456,639	10,854
*,^	Hyundai Rotem Co. Ltd.	615,470	10,782
*,^	Hugel Inc.	27,593	10,588
^	Cosmax Inc.	84,047	10,439

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Koh Young Technology Inc.	149,770	10,273
	KEPCO Plant Service & Engineering Co. Ltd.	278,279	10,269
^	Paradise Co. Ltd.	570,505	10,242
	LS Industrial Systems Co. Ltd.	190,332	10,192
	GS Retail Co. Ltd.	338,970	10,106
	Doosan Bobcat Inc.	312,036	10,090
^	CJ CGV Co. Ltd.	160,546	9,986
	LOTTE Himart Co. Ltd.	150,795	9,982
*,^	Hyundai Construction Equipment Co. Ltd.	29,827	9,976
	Hana Tour Service Inc.	109,441	9,753
	Dongsuh Cos. Inc.	396,198	9,727
	KIWOOM Securities Co. Ltd.	150,714	9,650
	Innocean Worldwide Inc.	139,110	9,543
	SKC Co. Ltd.	263,232	9,352
*,^	HLB Inc.	417,952	9,315
^	LIG Nex1 Co. Ltd.	142,946	9,175
	Hyundai Greenfood Co. Ltd.	632,723	9,032
^	SFA Engineering Corp.	243,190	8,854
*,^	Yungjin Pharmaceutical Co. Ltd.	1,106,576	8,787
^	Kolon Life Science Inc.	63,442	8,691
^	Eo Technics Co. Ltd.	106,732	8,679
*	Osstem Implant Co. Ltd.	132,452	8,511
	LG International Corp.	326,700	8,479
	Chong Kun Dang Pharmaceutical Corp.	83,444	8,384
^	Fila Korea Ltd.	135,113	8,165
	LG Electronics Inc. Preference Shares	203,257	8,161
*,^	Medipost Co. Ltd.	93,358	8,144
^	Korea Petrochemical Ind Co. Ltd.	36,243	8,102
	LOTTE Fine Chemical Co. Ltd.	223,829	8,052
	Hyundai Home Shopping Network Corp.	71,427	7,784
*,^	Interflex Co. Ltd.	130,565	7,469
^	Loen Entertainment Inc.	77,165	7,334
	Hansol Chemical Co. Ltd.	110,136	7,265
	GS Home Shopping Inc.	38,647	7,257
	Dongkuk Steel Mill Co. Ltd.	747,417	7,252
*,^	Hanjin Kal Corp.	370,035	7,152
	SK Telecom Co. Ltd. ADR	268,408	7,016
	Taekwang Industrial Co. Ltd.	6,802	6,928
^	Dongjin Semichem Co. Ltd.	375,951	6,926
^	POSCO Chemtech Co. Ltd.	274,282	6,874
	Hyundai Elevator Co. Ltd.	140,372	6,868
*,^	Celltrion Pharm Inc.	229,607	6,866
	CJ O Shopping Co. Ltd.	38,572	6,812
	LG Hausys Ltd.	80,982	6,576
	Soulbrain Co. Ltd.	106,101	6,527
	Douzone Bizon Co. Ltd.	227,011	6,488
	JB Financial Group Co. Ltd.	1,217,659	6,401
^	Korea Real Estate Investment & Trust Co. Ltd.	2,123,286	6,294
^	Toptec Co. Ltd.	249,908	6,288
	Hanwha General Insurance Co. Ltd.	862,212	6,283
	Lotte Chilsung Beverage Co. Ltd.	5,019	6,204
*,^	Hyundai Electric & Energy System Co. Ltd.	29,416	6,200
^	Grand Korea Leisure Co. Ltd.	246,955	6,175
^	Iljin Materials Co. Ltd.	209,095	6,032
*,^	SM Entertainment Co.	202,077	6,005
	Young Poong Corp.	5,996	5,967
	Samsung Electronics Co. Ltd. GDR	4,720	5,819
	Bukwang Pharmaceutical Co. Ltd.	292,610	5,786
	Halla Holdings Corp.	95,521	5,778
	TES Co. Ltd.	186,535	5,768
^	JW Pharmaceutical Corp.	152,926	5,692
	Samyang Holdings Corp.	70,038	5,652
^	Daewoong Pharmaceutical Co. Ltd.	55,249	5,605
	Hankook Tire Worldwide Co. Ltd.	312,048	5,599

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*,^	Jusung Engineering Co. Ltd.	452,306	5,549
^	Kolon Corp.	80,294	5,518
*,^	Dongbu HiTek Co. Ltd.	426,548	5,461
	LF Corp.	236,599	5,453
^	Ilyang Pharmaceutical Co. Ltd.	173,339	5,389
	Huchems Fine Chemical Corp.	255,971	5,387
*,^	Genexine Co. Ltd.	140,514	5,372
	DoubleUGames Co. Ltd.	116,865	5,357
*,^	Hanall Biopharma Co. Ltd.	511,924	5,353
	IS Dongseo Co. Ltd.	173,284	5,347
	Daesang Corp.	250,152	5,320
*,^	Webzen Inc.	211,082	5,281
	Hanil Cement Co. Ltd.	44,004	5,268
	Meritz Financial Group Inc.	360,398	5,248
^	Hansae Co. Ltd.	224,503	5,225
	Korea Electric Terminal Co. Ltd.	82,601	5,166
*,^	Foosung Co. Ltd.	645,369	5,154
^	Modetour Network Inc.	195,086	5,126
2	KC Tech Co. Ltd.	95,303	5,125
*,^	Chabiotech Co. Ltd.	435,363	5,095
^	Daou Technology Inc.	309,197	5,073
*	Asiana Airlines Inc.	1,225,585	5,066
*	Advanced Process Systems Corp.	141,901	4,884
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	30,114	4,822
	LEENO Industrial Inc.	104,648	4,785
	Nexen Tire Corp.	414,937	4,762
	Silicon Works Co. Ltd.	118,342	4,751
*,^	Homecast Co. Ltd.	388,116	4,680
^	Ssangyong Cement Industrial Co. Ltd.	316,803	4,583
*	Jeil Pharmaceutical Co. Ltd.	80,296	4,530
*	Seegene Inc.	177,421	4,508
	Mirae Asset Life Insurance Co. Ltd.	856,061	4,475
	Daishin Securities Co. Ltd.	369,484	4,457
*,^	DIO Corp.	146,414	4,434
	Tongyang Inc.	2,535,689	4,416
*,^	iNtRON Biotechnology Inc.	154,412	4,414
^	Posco ICT Co. Ltd.	699,861	4,397
^	Dong-A Socio Holdings Co. Ltd.	40,292	4,393
^	Dong-A ST Co. Ltd.	54,961	4,390
	Handsome Co. Ltd.	162,819	4,361
	Lotte Food Co. Ltd.	7,880	4,213
*,^	Korea Line Corp.	143,725	4,206
^	Lock&Lock Co. Ltd.	217,195	4,200
	Maeil Holdings Co. Ltd.	240,822	4,138
*,^	Jenax Inc.	163,798	4,098
	Seah Besteel Corp.	144,032	4,089
	Dongwon Industries Co. Ltd.	15,930	4,060
	Daewoong Co. Ltd.	289,480	4,026
^	S&T Motiv Co. Ltd.	98,749	4,025
*,^	Amicogen Inc.	100,757	4,014
	Orion Holdings Corp.	168,136	3,867
^	Songwon Industrial Co. Ltd.	197,248	3,790
*,^	CrystalGenomics Inc.	278,870	3,788
^	Partron Co. Ltd.	484,528	3,783
*,^	Naturalendo Tech Co. Ltd.	171,890	3,738
*,^	Gamevil Inc.	65,473	3,703
	Hanjin Transportation Co. Ltd.	144,343	3,700
*,^	SK Securities Co. Ltd.	3,313,585	3,686
	InBody Co. Ltd.	141,210	3,669
^	ST Pharm Co. Ltd.	123,636	3,643
*	Taeyoung Engineering & Construction Co. Ltd.	470,960	3,609
*	Hansol Technics Co. Ltd.	226,471	3,572
	SK Gas Ltd.	42,382	3,540
	Samyang Corp.	40,707	3,525

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
^	SPC Samlip Co. Ltd.	28,562	3,508
	Youngone Holdings Co. Ltd.	69,697	3,484
*,^	GemVax & Kael Co. Ltd.	317,429	3,450
*,^	Taihan Electric Wire Co. Ltd.	3,027,629	3,435
*,^	ATGen Co. Ltd.	102,708	3,421
	SL Corp.	166,080	3,403
	AK Holdings Inc.	56,553	3,400
^	YG Entertainment Inc.	126,597	3,382
	Daeduck Electronics Co.	365,585	3,349
	Caregen Co. Ltd.	50,872	3,333
*	Lotte Corp.	20,070	3,332
^	WeMade Entertainment Co. Ltd.	101,730	3,328
	Binggrae Co. Ltd.	60,180	3,263
*,^	Wonik Holdings Co. Ltd.	480,918	3,249
^	Korea Kolmar Holdings Co. Ltd.	80,646	3,249
	Hancom Inc.	228,359	3,235
	Daeduck GDS Co. Ltd.	204,880	3,223
^	Ahnlab Inc.	71,410	3,192
	NICE Information Service Co. Ltd.	416,852	3,182
^	Vieworks Co. Ltd.	92,035	3,133
*,^	CMG Pharmaceutical Co. Ltd.	1,016,000	3,118
*,^	Aprogen pharmaceuticals Inc.	947,067	3,116
	NICE Holdings Co. Ltd.	217,775	3,090
^	JW Holdings Corp.	423,337	3,042
	Tongyang Life Insurance Co. Ltd.	383,786	3,032
	Sebang Global Battery Co. Ltd.	98,839	2,987
	Kumho Industrial Co. Ltd.	344,082	2,970
^	NS Shopping Co. Ltd.	218,954	2,942
	DongKook Pharmaceutical Co. Ltd.	53,050	2,936
	Namyang Dairy Products Co. Ltd.	4,992	2,926
	Shinyoung Securities Co. Ltd.	54,991	2,917
^	It's Hanbul Co. Ltd.	72,997	2,902
^	Able C&C Co. Ltd.	160,351	2,900
*,^	Hanwha Investment & Securities Co. Ltd.	1,117,465	2,888
	Muhak Co. Ltd.	177,522	2,881
	Hyundai Livart Furniture Co. Ltd.	134,689	2,875
*,^	Peptron Inc.	65,168	2,851
	KISWIRE Ltd.	90,649	2,850
*,^	Duk San Neolux Co. Ltd.	144,910	2,845
	CJ CheilJedang Corp. Preference Shares	19,515	2,831
*	Yuanta Securities Korea Co. Ltd.	932,096	2,813
^	Cuckoo Electronics Co. Ltd.	20,853	2,804
*,^	Hanjin Heavy Industries & Construction Co. Ltd.	800,368	2,730
	Daishin Securities Co. Ltd. Preference Shares	324,161	2,719
	Green Cross Cell Corp.	67,461	2,708
	Hansol Paper Co. Ltd.	183,859	2,700
	Kwangju Bank Co. Ltd.	252,317	2,657
^	Dae Hwa Pharmaceutical Co. Ltd.	127,958	2,651
*,3	CEMEX Holdings Philippines Inc.	29,719,577	2,631
	Hankook Shell Oil Co. Ltd.	7,400	2,617
*	Huons Co. Ltd.	43,178	2,587
*,^	COSON Co. Ltd.	204,460	2,558
	SeAH Steel Corp.	31,005	2,543
	Kwang Dong Pharmaceutical Co. Ltd.	342,962	2,480
^	Seobu T&D	185,571	2,460
	Samchully Co. Ltd.	26,712	2,444
*	Ssangyong Motor Co.	515,545	2,422
	Hansol Holdings Co. Ltd.	435,296	2,406
	Daekyo Co. Ltd.	326,587	2,394
*,^	CUROCOM Co. Ltd.	965,591	2,386
*,^	Leaders Cosmetics Co. Ltd.	142,421	2,374
^	KEPCO Engineering & Construction Co. Inc.	148,341	2,371
	i-SENS Inc.	111,190	2,344
	Sungwoo Hitech Co. Ltd.	390,799	2,341

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Youlchon Chemical Co. Ltd.	155,687	2,314
*,^	NUTRIBIOTECH Co. Ltd.	118,326	2,308
^	Dawonsys Co. Ltd.	224,260	2,294
^	Huons Global Co. Ltd.	60,559	2,293
*,^	Emerson Pacific Inc.	92,169	2,258
^	Chongkundang Holdings Corp.	36,515	2,245
^	Dongwon F&B Co. Ltd.	12,172	2,214
^	iMarketKorea Inc.	257,760	2,205
	Sindoh Co. Ltd.	39,122	2,201
^	Interpark Holdings Corp.	585,913	2,189
	CJ Hellovision Co. Ltd.	331,769	2,165
	KT Skylife Co. Ltd.	170,178	2,113
^	Humedix Co. Ltd.	67,652	2,107
^	ICD Co. Ltd.	156,164	2,103
*,^	Pharmicell Co. Ltd.	556,953	2,089
*,^	Binex Co. Ltd.	265,599	2,072
	Cell Biotech Co. Ltd.	61,966	2,053
*	Eugene Investment & Securities Co. Ltd.	768,429	2,040
*	SFA Semicon Co. Ltd.	877,116	1,967
^	CROWNHAITAI Holdings Co. Ltd.	120,964	1,930
*	Korea Asset In Trust Co. Ltd.	254,966	1,922
^	E1 Corp.	37,385	1,920
*,^	KTB Investment & Securities Co. Ltd.	613,974	1,897
*,^	Insun ENT Co. Ltd.	311,446	1,887
*,^	Taewoong Co. Ltd.	117,964	1,884
	Namhae Chemical Corp.	221,463	1,796
^	CJ Freshway Corp.	50,781	1,780
	Hyundai Corp.	89,853	1,772
^	Byucksan Corp.	573,698	1,746
^	Coreana Cosmetics Co. Ltd.	285,673	1,743
^	Lutronic Corp.	172,490	1,735
*	Neowiz	163,818	1,714
*,^	G-SMATT GLOBAL Co. Ltd.	146,405	1,674
	KISCO Corp.	49,324	1,668
*	S&T Dynamics Co. Ltd.	220,674	1,649
	Kyobo Securities Co. Ltd.	200,539	1,631
	Dae Han Flour Mills Co. Ltd.	10,554	1,597
*	NEPES Corp.	196,160	1,580
^	Sung Kwang Bend Co. Ltd.	177,420	1,574
	SBS Media Holdings Co. Ltd.	575,528	1,560
	Seoyon E-Hwa Co. Ltd.	145,014	1,555
^	INTOPS Co. Ltd.	165,533	1,553
	GOLFZON Co. Ltd.	37,481	1,551
^	KH Vatec Co. Ltd.	150,882	1,530
*,^	CrucialTec Co. Ltd.	595,617	1,509
^	Cosmax BTI Inc	44,704	1,480
*	Woongjin Thinkbig Co. Ltd.	233,971	1,445
	Humax Co. Ltd.	169,909	1,430
*,^	Lumens Co. Ltd.	422,640	1,364
*,^	Duksan Hi-Metal Co. Ltd.	171,965	1,352
	Sam Young Electronics Co. Ltd.	110,744	1,345
	TK Corp.	149,013	1,337
	DY Corp.	195,100	1,330
*	GNCO Co. Ltd.	792,158	1,306
*,^	Agabang&Company	241,830	1,289
*,^	Cellumed Co. Ltd.	197,861	1,283
*,^	Samsung Pharmaceutical Co. Ltd.	391,921	1,224
^	Kolao Holdings	273,773	1,221
*	Maeil Dairies Co. Ltd.	19,051	1,193
*,^	APS Holdings Corp.	132,591	1,182
*,^	KONA I Co. Ltd.	122,760	1,163
^	Eusu Holdings Co. Ltd.	198,139	1,146
	Seoyon Co. Ltd.	155,146	1,111
^	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	61,143	1,001

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*,^	Doosan Engine Co. Ltd.	255,435	963
^	Hyundai Corp. Holdings Inc.	69,363	902
*,^	3S Korea Co. Ltd.	488,350	836
*	Hyundai Construction Equipment Co. Ltd. Rights Expire 11/07/2017	8,841	785
^	Jeil Pharma Holdings Inc.	21,418	765
	MegaStudy Co. Ltd.	25,629	712
*	Dongbu Securities Co. Ltd.	218,187	681
^	AtlasBX Co. Ltd.	15,444	675
	MegaStudyEdu Co. Ltd.	12,638	464
*	Hyundai Electric & Energy System Co. Ltd. Rights	9,142	408
*	Able C&C Co. Ltd. Rights Expire 11/09/2017	49,474	302
*	Crown Confectionery Co. Ltd.	6,052	92
*	Ssangyong Information & Communication	59,457	80
	Hitejinro Holdings Co. Ltd.	5,284	51
*,2	Tera Resource Co. Ltd.	209,223	9
*,2	CNK International Co. Ltd.	259,916	—
*,2	BGF retail Co. Ltd.	91,560	—
*,2	KC Tech Co. Ltd.	139,497	—
			11,745,841
Spain (2.2%)
	Banco Santander SA	203,036,993	1,376,467
	Banco Bilbao Vizcaya Argentaria SA	85,375,509	746,573
	Telefonica SA	56,425,433	591,654
	Iberdrola SA	71,635,353	578,893
	Industria de Diseno Textil SA	13,496,569	504,482
	Amadeus IT Group SA	5,315,628	360,664
*	Repsol SA	14,832,610	277,958
	CaixaBank SA	46,060,211	215,490
^	Abertis Infraestructuras SA	7,935,233	171,632
3	Aena SME SA	816,325	149,776
	Banco de Sabadell SA	71,969,005	144,099
	Grifols SA	4,470,882	139,917
*	Ferrovial SA	6,189,932	134,426
*	ACS Actividades de Construccion y Servicios SA	3,157,862	124,481
	Red Electrica Corp. SA	5,551,383	122,923
	Endesa SA	4,063,972	93,018
^	Gas Natural SDG SA	3,951,029	84,543
	Enagas SA	2,921,250	84,144
	Bankinter SA	8,892,076	83,913
	Grifols SA Preference Shares	3,010,932	70,721
*	Bankia SA	14,542,144	69,399
	Merlin Properties Socimi SA	4,444,815	58,691
3	Cellnex Telecom SA	1,968,106	48,853
	Siemens Gamesa Renewable Energy SA	2,851,672	41,349
	Mapfre SA	12,613,907	41,254
	Distribuidora Internacional de Alimentacion SA	7,820,379	38,250
	Bolsas y Mercados Espanoles SHMSF SA	999,245	34,323
	Viscofan SA	534,147	32,333
	Inmobiliaria Colonial Socimi SA	3,320,149	31,610
	Acciona SA	341,449	28,274
	Acerinox SA	1,833,095	26,336
	Mediaset Espana Comunicacion SA	2,384,214	25,914
	Prosegur Cia de Seguridad SA	3,375,194	25,758
	Zardoya Otis SA	2,357,701	25,540
	Applus Services SA	1,740,720	24,342
	Grupo Catalana Occidente SA	572,125	24,083
*	Indra Sistemas SA	1,582,584	22,742
	Ebro Foods SA	888,327	21,368
	Melia Hotels International SA	1,472,247	20,139
	Hispania Activos Inmobiliarios SOCIMI SA	1,126,938	19,446
	CIE Automotive SA	635,690	18,891
*,3	Neinor Homes SA	869,310	17,895
	NH Hotel Group SA	2,675,909	16,919
	Cia de Distribucion Integral Logista Holdings SA	670,222	15,702

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Axiare Patrimonio SOCIMI SA	772,789	14,493
	Corp Financiera Alba SA	230,429	13,494
^	Tecnicas Reunidas SA	406,031	13,073
*,3	Prosegur Cash SA	4,002,193	13,049
	Atresmedia Corp. de Medios de Comunicacion SA	1,039,403	10,681
*	Sacyr SA	4,156,091	10,678
	Faes Farma SA	3,105,633	10,525
*,^	Obrascon Huarte Lain SA	1,810,206	10,151
	Ence Energia y Celulosa SA	1,704,665	9,889
	Construcciones y Auxiliar de Ferrocarriles SA	239,723	9,871
3	Euskaltel SA	1,218,589	9,759
*	Fomento de Construcciones y Contratas SA	854,202	9,058
*	Pharma Mar SA	2,113,859	8,075
^	Almirall SA	762,714	7,382
*,^	Codere SA	13,772,106	6,091
	Papeles y Cartones de Europa SA	569,284	5,914
*	Ferrovial SA Rights	6,187,692	2,977
*,^	Liberbank SA	3,575,746	1,653
*	Liberbank SA Rights Expire 11/10/2017	3,575,746	1,287
	Vidrala SA	3,085	279
*	Papeles y Cartones de Europa SA Rights	569,284	233
	Banco Santander SA ADR	1	—
*,^,2	Let's GOWEX SA	155,449	—
			6,953,797
Sweden (2.2%)
	Nordea Bank AB	40,887,199	494,110
	Volvo AB Class B	20,071,798	397,547
	Atlas Copco AB Class A	7,755,860	340,106
	Swedbank AB Class A	13,485,781	334,687
	Hennes & Mauritz AB Class B	12,151,995	304,956
	Investor AB Class B	5,797,652	287,254
	Svenska Handelsbanken AB Class A	18,853,433	270,214
	Assa Abloy AB Class B	12,028,954	253,605
	Sandvik AB	13,812,423	252,125
	Telefonaktiebolaget LM Ericsson Class B	38,460,525	242,035
	Skandinaviska Enskilda Banken AB Class A	18,635,902	229,662
*	Essity AB Class B	7,603,318	227,259
^	Atlas Copco AB Class B	5,206,419	206,686
	Hexagon AB Class B	3,212,337	164,713
^	Telia Co. AB	33,086,917	153,142
	Boliden AB	3,528,904	123,483
	SKF AB	4,882,757	113,470
	Alfa Laval AB	4,057,291	102,750
	Electrolux AB Class B	2,863,367	101,210
	Skanska AB Class B	4,608,226	101,052
	Kinnevik AB	2,983,972	97,880
	Swedish Match AB	2,368,647	89,229
	Trelleborg AB Class B	3,169,674	78,493
	Securitas AB Class B	4,193,906	73,586
	Svenska Cellulosa AB SCA Class B	7,667,610	71,999
	Industrivarden AB Class A	2,523,932	68,460
	Industrivarden AB	2,299,891	59,099
	Tele2 AB	4,511,117	57,380
	Castellum AB	3,523,287	56,536
	Getinge AB	2,871,685	56,525
*	Lundin Petroleum AB	2,236,872	52,623
	Nibe Industrier AB Class B	4,843,402	48,433
	Husqvarna AB	4,807,236	46,963
	Elekta AB Class B	4,655,066	44,764
	BillerudKorsnas AB	2,284,759	39,323
	L E Lundbergforetagen AB Class B	483,903	37,772
	Fabege AB	1,778,610	37,556
	Loomis AB Class B	932,275	37,405
^	ICA Gruppen AB	1,007,277	37,148

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Fastighets AB Balder Class B	1,326,208	34,523
	Com Hem Holding AB	2,273,608	34,131
	Indutrade AB	1,214,422	33,676
3	Dometic Group AB	3,846,829	33,446
^	Intrum Justitia AB	953,549	33,416
	Holmen AB	671,212	32,989
	Hexpol AB	3,253,270	32,905
*	Swedish Orphan Biovitrum AB	2,101,518	31,140
*,3	Ahlsell AB	4,387,554	29,041
3	Thule Group AB	1,287,425	28,797
^	AAK AB	350,696	28,342
*	SSAB AB Class B	6,850,997	27,617
	Saab AB Class B	538,557	27,514
	Modern Times Group MTG AB Class B	692,739	26,426
	Axfood AB	1,460,915	26,416
	Peab AB	2,530,492	24,556
^	NCC AB Class B	1,128,019	24,338
	JM AB	912,483	24,077
	Hufvudstaden AB Class A	1,383,288	22,762
^	Wallenstam AB	2,387,239	22,295
*	Investment AB Latour Class B	1,526,044	21,198
	Lifco AB Class B	560,053	20,074
	Wihlborgs Fastigheter AB	824,743	19,581
	Hemfosa Fastigheter AB	1,582,809	19,231
*	NetEnt AB (XSTO)	2,366,333	18,753
	Sweco AB Class B	827,693	17,699
	Kungsleden AB	2,477,740	17,681
3	Bravida Holding AB	2,497,060	17,048
3	Attendo AB	1,381,082	16,240
*	SSAB AB Class A	3,225,396	15,835
	Bonava B (XSTO)	1,061,011	15,451
	AF AB	740,960	15,265
	Pandox AB	776,703	14,157
	Vitrolife AB	156,267	12,474
*	Betsson AB	1,585,393	12,441
	Ratos AB	2,395,202	11,497
	Avanza Bank Holding AB	302,897	11,417
	Nobia AB	1,379,676	11,318
	Oriflame Holding AG	306,328	11,036
^	Mycronic AB	897,162	10,655
3	Scandic Hotels Group AB	818,475	10,558
	Atrium Ljungberg AB	599,952	9,952
	Klovern AB	7,379,731	9,936
*	Bilia AB	1,087,181	9,741
	Melker Schorling AB	129,561	8,943
	Cloetta AB Class B	2,626,716	8,882
	Concentric AB	504,592	8,474
*,^	Fingerprint Cards AB Class B	3,158,076	7,807
	Bure Equity AB	629,102	7,776
3	Resurs Holding AB	1,108,227	7,673
*,^	SAS AB	2,317,111	7,168
	Investment AB Oresund	445,650	7,054
	Lindab International AB	838,684	6,913
	Hemfosa Fastigheter AB Preference Shares	320,995	6,901
	Clas Ohlson AB	394,792	6,825
	Klovern AB Preference Shares	160,698	5,962
	Svenska Handelsbanken AB Class B	400,439	5,790
*	Haldex AB	514,399	5,716
	SkiStar AB	250,452	5,474
	SAS AB Preference Shares	81,290	5,273
^	Mekonomen AB	253,003	5,108
*	Collector AB	453,869	4,791
	Rezidor Hotel Group AB	1,211,740	4,344
	NCC AB Class A	159,080	3,430

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Sagax AB	286,916	1,040
Bonava A (XSTO)	62,514	902
Skandinaviska Enskilda Banken AB	5,653	70
Sagax AB Preference Shares	5,455	23
		6,851,224
Switzerland (5.3%)
Nestle SA	39,884,982	3,355,864
Novartis AG	30,259,137	2,495,752
Roche Holding AG	8,891,318	2,055,060
UBS Group AG	44,668,970	759,958
ABB Ltd.	24,809,735	647,907
Cie Financiere Richemont SA	6,546,472	603,495
Zurich Insurance Group AG	1,928,516	588,516
Credit Suisse Group AG	32,837,189	517,476
Swiss Re AG	3,982,375	374,782
LafargeHolcim Ltd. (XVTX)	4,767,172	269,178
Givaudan SA	118,674	265,033
Lonza Group AG	955,223	253,766
Geberit AG	469,156	212,412
Sika AG	27,112	200,669
Adecco Group AG	2,150,078	170,581
Julius Baer Group Ltd.	2,772,778	164,003
SGS SA	63,366	156,485
Swatch Group AG (Bearer)	385,777	151,203
Swiss Life Holding AG	415,930	144,564
Swisscom AG	285,622	144,303
Partners Group Holding AG	212,558	142,964
Sonova Holding AG	659,531	119,067
Schindler Holding AG	510,354	115,650
Kuehne & Nagel International AG	644,286	112,567
Baloise Holding AG	614,321	96,852
Chocoladefabriken Lindt & Spruengli AG (XVTX)	1,307	90,734
Clariant AG	3,503,759	88,154
Straumann Holding AG	125,723	87,780
Temenos Group AG	757,681	87,491
Roche Holding AG (Bearer)	373,802	86,865
* Vifor Pharma AG	666,313	85,702
Swiss Prime Site AG	934,043	79,758
LafargeHolcim Ltd. (XPAR)	1,401,544	78,987
Chocoladefabriken Lindt & Spruengli AG (XSWX)	13,338	77,213
Georg Fischer AG	53,108	65,433
Logitech International SA	1,826,479	65,314
ams AG	698,677	63,745
* Dufry AG	414,553	61,706
EMS-Chemie Holding AG	93,265	61,142
Schindler Holding AG (Registered)	257,106	56,783
Flughafen Zurich AG	246,715	53,655
* Actelion Ltd.	188,110	52,565
^ BB Biotech AG	732,267	46,807
PSP Swiss Property AG	525,080	46,217
Swatch Group AG (Registered)	596,268	44,945
Helvetia Holding AG	79,414	42,692
3 VAT Group AG	315,942	41,133
Barry Callebaut AG	25,689	40,139
OC Oerlikon Corp. AG	2,497,141	40,062
dormakaba Holding AG	40,181	39,770
3 Sunrise Communications Group AG	439,186	36,536
Cembra Money Bank AG	387,128	34,681
Bucher Industries AG	83,660	32,734
Pargesa Holding SA	381,804	31,973
GAM Holding AG	2,037,720	31,762
Aryzta AG (XVTX)	992,189	31,502
Tecan Group AG	148,139	31,333
Allreal Holding AG	181,812	30,388

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	DKSH Holding AG	349,458	29,316
	Banque Cantonale Vaudoise	36,026	25,904
	SFS Group AG	213,963	25,362
	Belimo Holding AG	5,832	25,023
^	Panalpina Welttransport Holding AG	172,548	23,712
	Forbo Holding AG	15,029	22,723
	Sulzer AG	168,133	21,539
	Valiant Holding AG	196,909	20,270
*	Idorsia Ltd.	997,407	19,657
	Mobimo Holding AG	75,331	19,035
	u-blox Holding AG	87,054	17,092
	Vontobel Holding AG	272,199	16,939
	Emmi AG	26,418	16,493
	Inficon Holding AG	24,201	15,031
	Siegfried Holding AG	45,909	14,359
	Schweiter Technologies AG	11,590	14,219
	COSMO Pharmaceuticals NV	96,158	13,928
*,^	Meyer Burger Technology AG	7,059,833	13,163
	Daetwyler Holding AG	74,633	12,515
	Conzzeta AG	12,389	12,170
	St. Galler Kantonalbank AG	26,507	11,968
^	Burckhardt Compression Holding AG	39,959	11,904
	Autoneum Holding AG	43,055	11,631
	Implenia AG	184,041	11,625
*,^	Basilea Pharmaceutica AG	141,921	11,544
^	VZ Holding AG	31,840	11,001
	Valora Holding AG	33,904	10,865
	Komax Holding AG	37,382	10,701
	Ascom Holding AG	458,674	10,500
	Rieter Holding AG	43,839	10,252
	Bobst Group SA	92,482	9,886
*	Arbonia AG	547,992	9,587
	Interroll Holding AG	6,693	9,568
	Huber & Suhner AG	172,474	9,339
	EFG International AG	925,370	8,468
	LEM Holding SA	5,793	7,581
^	Ypsomed Holding AG	43,000	7,486
	BKW AG	128,019	7,483
	Bachem Holding AG	58,069	7,335
	Intershop Holding AG	14,182	6,965
*,^	Leonteq AG	102,655	6,443
	Bell Food Group AG	14,258	6,157
^	Kudelski SA	470,460	5,777
	Bossard Holding AG	24,246	5,731
*	Schmolz Bickenbach AG	5,904,025	5,445
	Zehnder Group AG	145,859	5,351
	Vetropack Holding AG	2,648	5,038
	APG SGA SA	11,899	4,820
	ALSO Holding AG	32,609	4,414
	Swissquote Group Holding SA	109,888	3,817
	Plazza AG	10,482	2,435
	Aryzta AG (XDUB)	76,275	2,417
*,^	Alpiq Holding AG	31,626	2,029
*	Orascom Development Holding AG	43,207	519
	CS Real Estate Fund LivingPlus	1,738	238
			16,598,578
Taiwan (3.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	295,935,063	2,392,429
	Hon Hai Precision Industry Co. Ltd.	191,970,922	713,545
	Largan Precision Co. Ltd.	1,317,266	249,700
	MediaTek Inc.	18,919,733	215,297
	Formosa Plastics Corp.	62,899,890	191,748
	Nan Ya Plastics Corp.	73,249,748	180,767
	Cathay Financial Holding Co. Ltd.	101,351,746	167,476

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Fubon Financial Holding Co. Ltd.	95,106,336	151,572
CTBC Financial Holding Co. Ltd.	235,234,924	150,612
Chunghwa Telecom Co. Ltd.	40,602,399	138,665
Formosa Chemicals & Fibre Corp.	44,348,245	134,731
Delta Electronics Inc.	27,767,682	133,609
China Steel Corp.	160,003,584	130,292
Uni-President Enterprises Corp.	61,729,204	128,977
Mega Financial Holding Co. Ltd.	142,493,928	112,014
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,512,400	106,350
Advanced Semiconductor Engineering Inc.	83,710,994	101,204
Catcher Technology Co. Ltd.	9,461,800	100,701
First Financial Holding Co. Ltd.	126,847,063	81,836
Quanta Computer Inc.	34,389,950	81,017
Asustek Computer Inc.	9,167,845	79,394
E.Sun Financial Holding Co. Ltd.	127,538,139	77,631
Taiwan Mobile Co. Ltd.	20,691,842	73,771
Yuanta Financial Holding Co. Ltd.	149,621,765	66,542
Pegatron Corp.	25,651,639	66,470
President Chain Store Corp.	7,262,351	65,303
United Microelectronics Corp.	126,153,175	65,108
Taiwan Cooperative Financial Holding Co. Ltd.	116,882,435	63,193
Formosa Petrochemical Corp.	17,533,230	61,376
Hua Nan Financial Holdings Co. Ltd.	108,687,797	59,481
Hotai Motor Co. Ltd.	5,079,000	58,968
China Development Financial Holding Corp.	182,220,856	55,864
Taishin Financial Holding Co. Ltd.	124,653,438	54,575
Far EasTone Telecommunications Co. Ltd.	21,004,000	49,318
Innolux Corp.	111,229,024	48,752
Cheng Shin Rubber Industry Co. Ltd.	24,102,646	47,574
Taiwan Cement Corp.	42,391,474	47,118
Foxconn Technology Co. Ltd.	14,533,959	46,356
Far Eastern New Century Corp.	50,567,717	43,369
Pou Chen Corp.	34,233,517	43,144
SinoPac Financial Holdings Co. Ltd.	137,476,214	42,178
Chang Hwa Commercial Bank Ltd.	76,946,008	41,719
* Macronix International	22,455,324	41,063
Win Semiconductors Corp.	4,902,244	40,162
Lite-On Technology Corp.	27,999,444	39,540
Compal Electronics Inc.	53,622,689	39,481
China Life Insurance Co. Ltd. (XTAI)	40,574,444	38,361
Chailease Holding Co. Ltd.	13,469,410	34,745
Yageo Corp.	4,225,956	33,569
Advantech Co. Ltd.	4,847,079	33,124
Shin Kong Financial Holding Co. Ltd.	101,334,258	32,424
AU Optronics Corp.	78,089,640	31,999
Globalwafers Co. Ltd.	2,709,000	31,426
Airtac International Group	1,930,996	31,301
Eclat Textile Co. Ltd.	2,567,201	30,692
Inventec Corp.	39,216,315	30,475
Siliconware Precision Industries Co. Ltd.	19,163,123	30,392
Wistron Corp.	35,228,606	29,426
Winbond Electronics Corp.	33,758,000	29,274
Powertech Technology Inc.	9,339,955	29,249
Hiwin Technologies Corp.	2,893,630	29,043
Chunghwa Telecom Co. Ltd. ADR	824,342	28,044
WPG Holdings Ltd.	20,393,553	27,938
Novatek Microelectronics Corp.	7,505,275	27,800
Asia Cement Corp.	28,719,567	25,625
Nanya Technology Corp.	9,383,773	25,510
Phison Electronics Corp.	2,040,510	24,293
Chroma ATE Inc.	4,860,800	23,706
General Interface Solution Holding Ltd.	2,562,829	23,530
Tripod Technology Corp.	6,302,023	23,209
Synnex Technology International Corp.	17,957,286	22,763

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Realtek Semiconductor Corp.	6,018,215	22,659
Vanguard International Semiconductor Corp.	11,523,000	21,882
Teco Electric and Machinery Co. Ltd.	23,234,000	21,700
Accton Technology Corp.	6,707,800	21,629
Micro-Star International Co. Ltd.	8,820,000	21,555
* Taiwan High Speed Rail Corp.	26,817,648	21,437
* HTC Corp.	9,347,792	20,978
Walsin Lihwa Corp.	39,702,000	20,293
* Epistar Corp.	12,412,760	20,116
Acer Inc.	38,068,682	19,700
Feng TAY Enterprise Co. Ltd.	4,355,615	19,652
Sino-American Silicon Products Inc.	6,800,428	18,989
Chicony Electronics Co. Ltd.	7,431,962	18,614
Nien Made Enterprise Co. Ltd.	1,760,000	18,316
Giant Manufacturing Co. Ltd.	3,553,319	18,268
Merry Electronics Co. Ltd.	2,318,976	17,739
* TaiMed Biologics Inc.	2,426,000	17,585
Compeq Manufacturing Co. Ltd.	14,218,000	16,729
* Ruentex Development Co. Ltd.	15,884,118	16,313
E Ink Holdings Inc.	11,508,000	16,074
Walsin Technology Corp.	6,204,163	16,021
Highwealth Construction Corp.	11,809,860	15,800
Chipbond Technology Corp.	7,983,000	15,580
Silergy Corp.	719,000	15,530
St. Shine Optical Co. Ltd.	619,000	15,140
Long Chen Paper Co. Ltd.	10,169,928	14,983
King Yuan Electronics Co. Ltd.	14,056,000	14,907
Taiwan Business Bank	53,912,711	14,894
Zhen Ding Technology Holding Ltd.	5,908,355	14,826
Ruentex Industries Ltd.	9,255,340	14,826
Merida Industry Co. Ltd.	3,154,440	14,704
Siliconware Precision Industries Co. Ltd. ADR	1,858,073	14,642
Standard Foods Corp.	5,891,505	14,595
Elite Material Co. Ltd.	3,645,965	14,520
^ United Microelectronics Corp. ADR	5,552,218	14,436
FLEXium Interconnect Inc.	3,735,802	14,324
^ AU Optronics Corp. ADR	3,426,890	14,085
* Evergreen Marine Corp. Taiwan Ltd.	23,367,438	13,997
* China Airlines Ltd.	33,693,646	13,745
Parade Technologies Ltd.	842,805	13,743
Bizlink Holding Inc.	1,362,738	13,667
Simplo Technology Co. Ltd.	2,325,867	13,388
* China Petrochemical Development Corp.	29,730,647	13,268
Eva Airways Corp.	26,872,273	13,246
Qisda Corp.	18,047,880	13,184
CTCI Corp.	8,391,000	13,009
King's Town Bank Co. Ltd.	11,853,000	12,954
Formosa Taffeta Co. Ltd.	12,580,000	12,911
Hota Industrial Manufacturing Co. Ltd.	2,724,517	12,733
Tong Yang Industry Co. Ltd.	6,094,126	12,723
Taiwan Fertilizer Co. Ltd.	9,678,000	12,648
Taiwan Paiho Ltd.	3,048,300	12,594
Radiant Opto-Electronics Corp.	5,603,948	12,465
* Tatung Co. Ltd.	27,000,738	12,462
HannStar Display Corp.	31,160,060	12,102
Poya International Co. Ltd.	914,299	11,726
Eternal Materials Co. Ltd.	11,485,407	11,598
LCY Chemical Corp.	8,377,288	11,450
Land Mark Optoelectronics Corp.	896,800	11,447
eMemory Technology Inc.	910,000	11,155
Voltronic Power Technology Corp.	591,781	11,151
Asia Optical Co. Inc.	2,692,000	10,997
Makalot Industrial Co. Ltd.	2,355,223	10,902
* TPK Holding Co. Ltd.	3,294,695	10,884

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Kenda Rubber Industrial Co. Ltd.	8,179,991	10,853
* Genius Electronic Optical Co. Ltd.	956,979	10,786
King Slide Works Co. Ltd.	794,000	10,620
Mitac Holdings Corp.	8,482,386	10,551
Primax Electronics Ltd.	4,029,000	10,462
Wistron NeWeb Corp.	3,640,714	10,455
Taiwan Secom Co. Ltd.	3,520,920	10,368
* Taiwan Glass Industry Corp.	19,767,547	10,203
TSRC Corp.	8,838,626	10,133
Transcend Information Inc.	3,564,363	10,125
* PharmaEssentia Corp.	2,094,286	9,898
ASPEED Technology Inc.	424,253	9,824
Global Unichip Corp.	984,000	9,811
China Synthetic Rubber Corp.	6,995,042	9,748
Chin-Poon Industrial Co. Ltd.	4,627,000	9,657
Gigabyte Technology Co. Ltd.	6,222,000	9,646
Gourmet Master Co. Ltd.	822,390	9,440
Kinsus Interconnect Technology Corp.	3,716,000	9,375
Feng Hsin Steel Co. Ltd.	5,413,000	9,354
Waterland Financial Holdings Co. Ltd.	30,818,907	9,351
Unimicron Technology Corp.	16,300,750	9,303
Taichung Commercial Bank Co. Ltd.	28,586,317	9,157
* OBI Pharma Inc.	1,565,000	8,935
Lien Hwa Industrial Corp.	8,372,907	8,885
Yulon Motor Co. Ltd.	10,526,015	8,802
WT Microelectronics Co. Ltd.	5,533,673	8,752
Sercomm Corp.	3,030,000	8,672
Cheng Uei Precision Industry Co. Ltd.	5,255,485	8,552
Capital Securities Corp.	24,388,175	8,454
* Asia Pacific Telecom Co. Ltd.	25,509,848	8,445
Yungtay Engineering Co. Ltd.	4,199,000	8,352
Grand Pacific Petrochemical	11,012,000	8,348
Great Wall Enterprise Co. Ltd.	7,299,920	8,303
Tong Hsing Electronic Industries Ltd.	1,913,259	8,189
Grape King Bio Ltd.	1,419,000	8,173
Oriental Union Chemical Corp.	9,347,700	8,048
TTY Biopharm Co. Ltd.	2,596,780	8,017
Chunghwa Precision Test Tech Co. Ltd.	219,000	7,964
Ennoconn Corp.	558,223	7,951
ITEQ Corp.	3,783,140	7,922
Cub Elecparts Inc.	801,710	7,916
Tung Ho Steel Enterprise Corp.	9,746,842	7,840
Elan Microelectronics Corp.	5,061,000	7,773
Taiwan Semiconductor Co. Ltd.	3,124,000	7,727
Everlight Electronics Co. Ltd.	5,016,497	7,664
Nan Kang Rubber Tire Co. Ltd.	8,425,209	7,629
Sinbon Electronics Co. Ltd.	2,646,645	7,577
Clevo Co.	7,348,796	7,563
China Steel Chemical Corp.	1,887,000	7,540
A-DATA Technology Co. Ltd.	2,583,088	7,526
Far Eastern International Bank	24,029,376	7,460
China Motor Corp.	8,327,000	7,457
Cheng Loong Corp.	12,440,600	7,284
Greatek Electronics Inc.	3,889,000	7,189
Taiwan Union Technology Corp.	2,794,451	7,175
Advanced Ceramic X Corp.	650,000	7,137
TCI Co. Ltd.	1,033,717	7,033
* Wafer Works Corp.	5,418,542	6,774
PChome Online Inc.	1,166,982	6,756
Charoen Pokphand Enterprise	3,085,200	6,519
* YFY Inc.	16,650,515	6,517
U-Ming Marine Transport Corp.	5,464,000	6,484
Sanyang Motor Co. Ltd.	8,892,540	6,430
Huaku Development Co. Ltd.	2,860,087	6,420

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Far Eastern Department Stores Ltd.	13,032,977	6,419
Darwin Precisions Corp.	5,838,000	6,322
Taiwan Hon Chuan Enterprise Co. Ltd.	3,478,496	6,288
* Chilisin Electronics Corp.	1,839,204	6,286
Getac Technology Corp.	4,452,000	6,218
* Egis Technology Inc.	825,000	6,188
Tainan Spinning Co. Ltd.	13,716,404	6,166
* Foxsemicon Integrated Technology Inc.	857,250	6,102
Elite Advanced Laser Corp.	1,496,736	6,087
* Mercuries Life Insurance Co. Ltd.	11,467,491	6,050
China Bills Finance Corp.	11,940,000	5,998
TA Chen Stainless Pipe	9,448,195	5,987
Coretronic Corp.	4,996,000	5,983
Lung Yen Life Service Corp.	2,453,000	5,963
Pixart Imaging Inc.	1,324,711	5,875
Pharmally International Holding Co. Ltd.	378,000	5,850
Taiwan Acceptance Corp.	1,631,000	5,843
PharmaEngine Inc.	1,038,179	5,836
* Neo Solar Power Corp.	11,431,268	5,804
Hu Lane Associate Inc.	1,014,000	5,788
Wan Hai Lines Ltd.	9,383,325	5,684
Yieh Phui Enterprise Co. Ltd.	14,849,129	5,668
Cleanaway Co. Ltd.	970,000	5,583
Chong Hong Construction Co. Ltd.	2,264,416	5,537
Visual Photonics Epitaxy Co. Ltd.	2,459,812	5,473
Ardentec Corp.	5,684,909	5,388
Kinpo Electronics	15,490,000	5,343
UPC Technology Corp.	9,546,611	5,306
Casetek Holdings Ltd.	1,410,000	5,287
Shinkong Synthetic Fibers Corp.	16,299,451	5,254
USI Corp.	10,467,347	5,174
Prince Housing & Development Corp.	13,981,559	5,148
Sunny Friend Environmental Technology Co. Ltd.	804,000	5,095
Lotes Co. Ltd.	810,000	5,000
Career Technology MFG. Co. Ltd.	4,268,000	4,979
Tung Thih Electronic Co. Ltd.	765,000	4,968
* President Securities Corp.	10,160,798	4,836
Pan Jit International Inc.	4,797,000	4,809
AmTRAN Technology Co. Ltd.	9,274,716	4,755
Supreme Electronics Co. Ltd.	4,410,028	4,751
Hung Sheng Construction Ltd.	5,972,000	4,720
Shin Zu Shing Co. Ltd.	1,698,000	4,708
Elite Semiconductor Memory Technology Inc.	2,845,000	4,695
Depo Auto Parts Ind Co. Ltd.	1,749,000	4,675
* Goldsun Building Materials Co. Ltd.	15,610,830	4,671
* Radium Life Tech Co. Ltd.	10,411,865	4,662
Wisdom Marine Lines Co. Ltd.	5,022,102	4,498
Ginko International Co. Ltd.	631,800	4,433
TXC Corp.	3,309,979	4,426
Faraday Technology Corp.	2,857,666	4,393
Topco Scientific Co. Ltd.	1,730,724	4,363
Farglory Land Development Co. Ltd.	3,971,815	4,341
China General Plastics Corp.	4,630,774	4,341
* China Man-Made Fiber Corp.	14,751,150	4,297
Taiwan Styrene Monomer	6,341,342	4,292
United Integrated Services Co. Ltd.	2,379,000	4,262
Flytech Technology Co. Ltd.	1,511,919	4,256
Ton Yi Industrial Corp.	9,372,850	4,243
* Lealea Enterprise Co. Ltd.	11,243,197	4,213
Pan-International Industrial Corp.	4,874,991	4,143
Syncmold Enterprise Corp.	1,775,000	4,116
Mercuries & Associates Holding Ltd.	5,072,520	4,106
momo.com Inc.	554,000	4,099
ScinoPharm Taiwan Ltd.	3,688,060	4,073

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Cathay Real Estate Development Co. Ltd.	7,261,800	4,058
Firich Enterprises Co. Ltd.	2,483,486	4,005
Namchow Holdings Co. Ltd.	1,976,000	3,990
Taiwan TEA Corp.	7,421,000	3,950
Adlink Technology Inc.	1,728,614	3,946
Holtek Semiconductor Inc.	1,676,000	3,882
* Center Laboratories Inc.	2,431,290	3,881
* Motech Industries Inc.	4,960,409	3,876
Formosa International Hotels Corp.	771,422	3,876
BES Engineering Corp.	16,731,000	3,836
* Yang Ming Marine Transport Corp.	9,329,487	3,826
Systex Corp.	1,936,000	3,802
Sigurd Microelectronics Corp.	4,370,000	3,800
Wowprime Corp.	756,015	3,800
* Ho Tung Chemical Corp.	12,553,863	3,794
Kinik Co.	1,449,000	3,784
Lite-On Semiconductor Corp.	2,988,439	3,762
Sitronix Technology Corp.	1,311,000	3,714
Aten International Co. Ltd.	1,447,000	3,706
Wah Lee Industrial Corp.	2,092,000	3,671
AcBel Polytech Inc.	4,801,000	3,655
Sporton International Inc.	718,098	3,644
YC INOX Co. Ltd.	4,261,100	3,640
Test Rite International Co. Ltd.	4,689,314	3,562
Kung Long Batteries Industrial Co. Ltd.	720,487	3,490
OptoTech Corp.	5,014,608	3,463
Universal Cement Corp.	4,453,220	3,448
Brogent Technologies Inc.	395,642	3,427
Holy Stone Enterprise Co. Ltd.	1,837,150	3,424
Nan Liu Enterprise Co. Ltd.	649,000	3,412
* Gintech Energy Corp.	5,397,181	3,387
Taiwan Surface Mounting Technology Corp.	3,560,118	3,384
FocalTech Systems Co. Ltd.	3,139,098	3,382
Rechi Precision Co. Ltd.	3,283,596	3,378
* Ritek Corp.	20,197,976	3,358
Xxentria Technology Materials Corp.	1,566,224	3,325
Advanced Wireless Semiconductor Co.	1,654,000	3,315
Chaun-Choung Technology Corp.	992,000	3,308
Everlight Chemical Industrial Corp.	5,249,113	3,290
International Games System Co. Ltd.	623,000	3,287
* Microbio Co. Ltd.	4,723,907	3,275
* Wei Chuan Foods Corp.	4,879,000	3,267
Taiwan Cogeneration Corp.	4,154,550	3,251
Basso Industry Corp.	1,173,200	3,243
Hsin Kuang Steel Co. Ltd.	3,237,000	3,228
Sunplus Technology Co. Ltd.	5,294,000	3,192
Masterlink Securities Corp.	11,319,027	3,169
Sinyi Realty Inc.	2,724,453	3,166
IEI Integration Corp.	2,268,694	3,158
Test Research Inc.	2,259,503	3,147
YungShin Global Holding Corp.	2,359,850	3,137
Taiwan PCB Techvest Co. Ltd.	2,827,153	3,090
Asia Polymer Corp.	4,923,522	3,062
Gloria Material Technology Corp.	4,615,136	3,046
* Lextar Electronics Corp.	4,974,000	3,012
* Unitech Printed Circuit Board Corp.	6,350,248	3,003
Posiflex Technology Inc.	674,545	2,986
Iron Force Industrial Co. Ltd.	679,000	2,928
Chung-Hsin Electric & Machinery Manufacturing Corp.	4,174,250	2,914
* CMC Magnetics Corp.	19,641,364	2,914
Zeng Hsing Industrial Co. Ltd.	690,000	2,884
TYC Brother Industrial Co. Ltd.	2,505,000	2,867
Asia Vital Components Co. Ltd.	2,991,148	2,839
Altek Corp.	2,908,353	2,814

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
* Elitegroup Computer Systems Co. Ltd.	3,568,441	2,794
D-Link Corp.	7,443,204	2,793
China Metal Products	3,034,243	2,791
Long Bon International Co. Ltd.	5,915,000	2,755
Quanta Storage Inc.	2,107,000	2,737
* Taiwan Land Development Corp.	8,145,744	2,728
Alpha Networks Inc.	3,507,000	2,726
* Li Peng Enterprise Co. Ltd.	9,505,615	2,721
Toung Loong Textile Manufacturing	1,030,000	2,703
Taiflex Scientific Co. Ltd.	1,681,549	2,700
Sincere Navigation Corp.	3,742,000	2,698
Kindom Construction Corp.	4,204,000	2,686
Weltrend Semiconductor	2,612,500	2,678
Soft-World International Corp.	1,203,620	2,668
Yulon Nissan Motor Co. Ltd.	332,179	2,667
Gigasolar Materials Corp.	294,600	2,666
Sampo Corp.	5,771,000	2,660
Senao International Co. Ltd.	1,537,000	2,639
Dynapack International Technology Corp.	1,551,000	2,634
Darfon Electronics Corp.	2,900,000	2,550
* Orient Semiconductor Electronics Ltd.	8,310,000	2,537
L&K Engineering Co. Ltd.	2,002,000	2,508
Gemtek Technology Corp.	3,079,564	2,491
Evergreen International Storage & Transport Corp.	5,350,000	2,484
* Shining Building Business Co. Ltd.	7,149,993	2,478
Jentech Precision Industrial Co. Ltd.	947,354	2,430
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	919,000	2,424
Chlitina Holding Ltd.	668,300	2,416
* Taigen Biopharmaceuticals Holdings Ltd.	3,480,289	2,384
* Gigastorage Corp.	3,705,096	2,367
Federal Corp.	5,031,272	2,361
Li Cheng Enterprise Co. Ltd.	1,274,670	2,335
CyberTAN Technology Inc.	3,765,000	2,305
* Etron Technology Inc.	4,120,000	2,291
Yeong Guan Energy Technology Group Co. Ltd.	985,000	2,274
Chung Hwa Pulp Corp.	6,321,712	2,244
Zinwell Corp.	2,193,000	2,210
Lingsen Precision Industries Ltd.	4,121,000	2,203
Nan Ya Printed Circuit Board Corp.	2,403,059	2,176
Rich Development Co. Ltd.	7,044,000	2,175
Huang Hsiang Construction Corp.	2,043,000	2,115
Swancor Holding Co. Ltd.	808,000	2,026
Sonix Technology Co. Ltd.	1,621,000	1,993
* HannsTouch Solution Inc.	5,691,559	1,993
* Medigen Biotechnology Corp.	1,443,032	1,909
Formosan Rubber Group Inc.	3,867,755	1,905
Ability Enterprise Co. Ltd.	2,715,249	1,890
* Green Energy Technology Inc.	2,937,405	1,887
* Chimei Materials Technology Corp.	4,116,000	1,877
* CSBC Corp. Taiwan	4,375,100	1,871
ITE Technology Inc.	1,562,625	1,871
* Ichia Technologies Inc.	3,378,000	1,839
* Concord Securities Co. Ltd.	6,330,219	1,768
Chun Yuan Steel	4,652,653	1,744
KEE TAI Properties Co. Ltd.	4,962,740	1,729
* ALI Corp.	2,722,000	1,726
* Solartech Energy Corp.	3,284,364	1,717
Global Mixed Mode Technology Inc.	726,000	1,671
Advanced International Multitech Co. Ltd.	1,334,000	1,654
2 MIN AIK Technology Co. Ltd.	1,517,600	1,647
* Gold Circuit Electronics Ltd.	4,786,000	1,636
Unizyx Holding Corp.	3,418,000	1,633
Globe Union Industrial Corp.	2,412,625	1,614
Tong-Tai Machine & Tool Co. Ltd.	2,358,218	1,600

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Ta Ya Electric Wire & Cable	5,177,950	1,596
*	G Tech Optoelectronics Corp.	2,044,777	1,594
	Tyntek Corp.	3,415,438	1,576
	Hong Pu Real Estate Development Co. Ltd.	2,311,946	1,553
	China Chemical & Pharmaceutical Co. Ltd.	2,607,000	1,547
	WUS Printed Circuit Co. Ltd.	2,417,400	1,520
	Green Seal Holding Ltd.	634,590	1,507
*	TWi Pharmaceuticals Inc.	697,000	1,486
*	King's Town Construction Co. Ltd.	1,882,771	1,420
	Bank of Kaohsiung Co. Ltd.	4,628,508	1,418
	Cyberlink Corp.	638,578	1,412
*	Lotus Pharmaceutical Co. Ltd.	889,000	1,396
*	Kuo Toong International Co. Ltd.	2,308,643	1,391
	Unity Opto Technology Co. Ltd.	3,520,409	1,390
*	E-Ton Solar Tech Co. Ltd.	4,174,096	1,367
	Taiyen Biotech Co. Ltd.	1,444,979	1,351
*	Silicon Integrated Systems Corp.	4,465,638	1,349
	Infortrend Technology Inc.	2,890,000	1,337
	Advanced Semiconductor Engineering Inc. ADR	213,543	1,315
	Sheng Yu Steel Co. Ltd.	1,178,000	1,310
	Global Brands Manufacture Ltd.	2,831,462	1,306
	Nien Hsing Textile Co. Ltd.	1,287,726	1,279
	Jess-Link Products Co. Ltd.	1,121,595	1,261
*	Phihong Technology Co. Ltd.	2,890,000	1,237
*	China Electric Manufacturing Corp.	3,905,000	1,225
	Johnson Health Tech Co. Ltd.	1,105,110	1,210
	CHC Healthcare Group	966,489	1,196
*	AGV Products Corp.	4,394,203	1,097
*	Dynamic Electronics Co. Ltd.	2,634,000	1,022
	ACES Electronic Co. Ltd.	1,099,000	993
*	Champion Building Materials Co. Ltd.	3,665,000	935
*	GeoVision Inc.	630,146	899
	FSP Technology Inc.	1,120,071	873
*	LES Enphants Co. Ltd.	2,209,461	839
	Sunrex Technology Corp.	1,294,590	765
	Tsann Kuen Enterprise Co. Ltd.	930,000	718
*,2	Pihsiang Machinery Manufacturing Co. Ltd.	1,232,000	707
	Taiwan Shin Kong Security Co. Ltd.	511,183	657
	ENG Electric Co. Ltd.	1,590,973	644
	San Shing Fastech Corp.	255,406	516
	Vivotek Inc.	133,000	468
*	Winbond Electronics Corp. Rights Expire 12/11/2017	3,017,474	410
*,2	XPEC Entertainment Inc.	872,075	382
	Microlife Corp.	147,400	361
*	Tatung Co. Ltd. GDR	38,879	359
	Taiwan Fire & Marine Insurance Co. Ltd.	166,053	111
	Ambassador Hotel	46,531	35
*	Yang Ming Marine Transport Corp. Rights Expire 11/17/2017	2,384,120	28
*	TA Chen Stainless Pipe Rights Expire 12/11/2017	745,075	27
	Chia Hsin Cement Corp.	22,000	9
*	CTBC Financial Holding Co. Ltd. Rights Expire 12/15/2017	3,221,777	5
*,2	ProMOS Technologies Inc.	5,975,000	—
			10,075,432
Thailand (0.8%)
*	PTT PCL	16,121,490	203,965
	Siam Cement PCL NVDR	7,099,720	104,720
*	CP ALL PCL (Local)	46,059,487	97,064
	Kasikornbank PCL NVDR	11,978,291	79,336
	Kasikornbank PCL (Foreign)	10,234,433	70,251
*	Central Pattana PCL (XBKK)	28,791,092	68,954
*	Siam Commercial Bank PCL (Local)	14,066,997	62,050
*	Bangkok Dusit Medical Services PCL (Local)	96,359,299	61,509
*	Airports of Thailand PCL	33,948,110	60,862
*	Minor International PCL	42,795,699	55,710

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Siam Commercial Bank PCL	12,439,200	54,870
	Siam Cement PCL (Foreign)	3,663,835	54,041
*	PTT Global Chemical PCL (Local)	21,637,885	52,120
*	Advanced Info Service PCL (Local)	8,865,978	51,893
	CP ALL PCL (Foreign)	21,303,270	44,894
	Intouch Holdings PCL NVDR	24,253,100	42,340
*	Charoen Pokphand Foods PCL	49,477,422	38,708
*	Airports of Thailand PCL (Foreign)	21,134,856	37,891
	Bangkok Bank PCL (Foreign)	5,943,502	35,961
	Advanced Info Service PCL (Foreign)	5,636,928	32,993
*	Krung Thai Bank PCL (XBKK)	57,721,713	31,634
*	PTT Exploration and Production PCL (Local)	12,004,378	31,206
*	Thai Oil PCL	9,653,317	29,648
	PTT PCL (Foreign)	2,254,290	28,521
*	Banpu PCL (Local)	51,463,649	27,129
*	True Corp. PCL (Local)	139,794,671	25,877
*	Bumrungrad Hospital PCL (XBKK)	3,820,662	25,306
*	Energy Absolute PCL	19,081,801	24,840
*	Indorama Ventures PCL (Local)	16,993,815	23,539
*	Electricity Generating PCL	3,285,691	22,747
*	Kasikornbank PCL (XBKK)	3,382,600	22,404
*	IRPC PCL	112,441,272	21,831
*	Home Product Center PCL (Local)	54,827,403	21,127
*	Bangkok Expressway & Metro PCL (Local)	86,419,654	20,304
	Siam Commercial Bank PCL (Foreign)	4,537,200	20,014
*	Thanachart Capital PCL	11,375,400	18,750
	BTS Group Holdings PCL NVDR	71,651,600	18,341
*	Bangchak Corp. PCL	13,577,600	17,069
*	Digital Telecommunications Infrastructure Fund	35,825,500	15,871
*	Delta Electronics Thailand PCL	6,130,690	15,868
*	KCE Electronics PCL	5,194,800	15,629
*	Kiatnakin Bank PCL (Local)	6,666,400	15,196
	Ratchaburi Electricity Generating Holding PCL	8,995,000	15,097
	PTT Exploration & Production PCL (Foreign)	5,711,010	14,846
*	Thai Union Group PCL	25,721,395	14,171
	Land & Houses PCL NVDR	41,938,792	13,760
*	Robinson PCL	6,084,200	13,602
*	Total Access Communication PCL	8,290,400	13,284
*	Srisawad Corp. PCL	6,349,116	13,284
*	TMB Bank PCL (Local)	167,881,700	13,041
	Thai Oil PCL (Foreign)	4,176,800	12,828
*	Land & Houses PCL (XBKK)	38,588,344	12,660
*	Jasmine Broadband Internet Infrastructure Fund	34,503,900	12,465
*	BTS Rail Mass Transit Growth Infrastructure Fund	34,985,524	12,429
*	Berli Jucker PCL (Local)	7,689,365	12,387
	Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	23,562,800	12,272
*	Central Plaza Hotel PCL	8,869,000	12,212
*	Tisco Financial Group PCL (XBKK)	4,434,920	11,717
*	CH Karnchang PCL	14,130,000	11,589
	Bangkok Dusit Medical Services PCL (Foreign)	17,719,000	11,310
*	Sino-Thai Engineering & Construction PCL	15,032,542	11,224
*	Carabao Group PCL	3,350,400	10,638
*	Muangthai Leasing PCL	8,803,400	10,404
*,3	Star Petroleum Refining PCL	19,694,900	10,322
	PTT Global Chemical PCL (Foreign)	4,225,236	10,178
*	Supalai PCL	13,514,500	10,003
*	Workpoint Entertainment PCL	3,131,055	9,237
*	Glow Energy PCL	3,374,536	9,142
*	Bangkok Land PCL	163,993,600	9,134
*	Hana Microelectronics PCL	6,185,000	9,074
	Beauty Community PCL	16,397,842	8,834
	Global Power Synergy PCL	4,794,700	8,805
*	Siam Global House PCL	15,955,958	8,791
	TMB Bank PCL (Foreign)	112,734,300	8,757

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Berli Jucker PCL (Foreign)	5,312,837	8,556
Krung Thai Bank PCL (Foreign)	14,913,137	8,173
Tisco Financial Group PCL NVDR	3,088,700	8,161
* TPI Polene PCL	116,794,900	7,879
Home Product Center PCL (Foreign)	20,294,238	7,820
* WHA Corp. PCL (Local)	66,587,050	7,697
* Sansiri PCL (Local)	108,313,000	7,628
* Krungthai Card PCL	1,840,200	7,618
* Siam City Cement PCL (Local)	892,149	7,495
* Banpu Power PCL	8,062,900	7,465
Glow Energy PCL (Foreign)	2,743,145	7,431
* Thai Airways International PCL	13,254,878	7,422
* Esso Thailand PCL	15,713,800	7,243
Central Pattana PCL NVDR	2,918,900	6,991
Bangkok Life Assurance PCL NVDR	6,119,320	6,815
* Major Cineplex Group PCL	6,929,080	6,785
* AP Thailand PCL	24,345,000	6,524
Charoen Pokphand Foods PCL (Foreign)	8,304,300	6,497
* Quality Houses PCL (Local)	71,687,950	6,346
* Amata Corp. PCL	9,805,400	6,346
* Superblock PCL	168,496,200	6,338
* Tipco Asphalt PCL	8,739,400	5,892
Indorama Ventures PCL (Foreign)	4,205,648	5,826
Thai Union Frozen Products PCL (Foreign)	10,402,800	5,731
* Chularat Hospital PCL	73,075,960	5,720
* Taokaenoi Food & Marketing PCL	7,232,551	5,602
* VGI Global Media PCL (Local)	28,911,092	5,352
* BEC World PCL	10,134,290	5,310
* CK Power PCL	39,599,200	5,173
Banpu PCL	9,653,191	5,089
* Bangkok Airways PCL	9,142,200	5,061
* Vibhavadi Medical Center PCL	60,117,500	5,031
* PTG Energy PCL	6,739,800	4,869
* Gunkul Engineering PCL	39,600,417	4,816
Unique Engineering & Construction PCL	8,971,600	4,782
* Italian-Thai Development PCL (Local)	38,762,400	4,738
* LPN Development PCL	11,461,800	4,520
* Dynasty Ceramic PCL	36,061,100	4,409
* Bangkok Chain Hospital PCL (Local)	8,774,800	4,356
* Thai Vegetable Oil PCL	5,106,970	4,264
IRPC PCL (Foreign)	21,536,685	4,181
BTS Group Holdings PCL (Foreign)	16,254,048	4,161
Kiatnakin Bank PCL (Foreign)	1,775,743	4,048
Hana Microelectronics PCL (Foreign)	2,613,700	3,835
Bangkok Expressway & Metro PCL (Foreign)	16,239,220	3,815
* GFPT PCL	6,718,400	3,739
* Thoresen Thai Agencies PCL (Local)	12,775,600	3,729
Krung Thai Bank PCL NVDR	6,628,400	3,633
* SPCG PCL	4,750,200	3,575
* Thaifoods Group PCL	18,871,111	3,436
* Sri Trang Agro-Industry PCL (Local)	8,985,400	3,435
Pruksa Real Estate PCL (Local)	5,010,600	3,428
* IMPACT Growth REIT	8,025,600	3,408
* True Corp. PCL (Foreign)	18,332,489	3,393
* Thaicom PCL	7,714,400	3,201
* BTS Group Holdings PCL (Local)	12,403,783	3,175
* TICON Industrial Connection PCL	6,084,200	3,059
* TTW PCL (Local)	9,005,800	2,954
Bangkok Chain Hospital PCL (Foreign)	5,881,825	2,920
* Univentures PCL (Local)	7,340,300	2,742
* U City PCL	2,904,235,031	2,623
Jasmine International PCL (Foreign)	11,311,800	2,587
WHA Corp. PCL (Foreign)	21,886,088	2,530
Bumrungrad Hospital PCL NVDR	377,300	2,499

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Samart Corp. PCL (Local)	6,202,900	2,388
	TTW PCL (Foreign)	6,920,300	2,270
	Siam City Cement PCL (Foreign)	241,532	2,029
*	Supalai PCL Warrants	3,182,725	1,974
*	Pruksa Real Estate PCL (Foreign)	2,710,500	1,854
*,2	Inter Far East Energy Corp.	19,507,600	1,820
*	Cal-Comp Electronics Thailand PCL	16,749,197	1,754
	VGI Global Media PCL (Foreign))	8,894,080	1,646
*	Group Lease PCL (XBKK)	6,929,900	1,596
	Univentures PCL (Foreign)	4,060,200	1,517
*	Jasmine International PCL (Local)	6,237,000	1,427
	Quality Houses PCL (Foreign)	14,903,018	1,319
*	Thai Airways International PCL (Foreign)	2,250,593	1,260
	BEC World PCL (Foreign)	2,370,905	1,242
*	Precious Shipping PCL (Local)	3,757,443	1,211
	Asian Property Development PCL (Foreign)	4,332,944	1,161
*	Ratchaburi Electricity Generating Holding PCL (Local)	653,655	1,097
	Sansiri PCL (Foreign)	14,838,699	1,045
	Thoresen Thai Agencies PCL (Foreign)	3,460,578	1,010
	Italian-Thai Development PCL (Foreign)	7,424,785	908
	Sri Trang Agro-Industry PCL (Foreign)	2,046,161	782
*	Total Access Communication PCL (Local)	412,177	660
	Group Lease PCL (XBKK)	2,139,800	493
	Bangkok Life Assurance PCL (XBKK)	412,998	460
*	Superblock PCL Warrants Expire 08/30/2020	33,699,240	416
*	Precious Shipping PCL (Foreign)	1,281,450	413
	Samart Corp. PCL (Foreign)	810,500	312
	Thai Reinsurance PCL	4,757,650	274
	Minor International PCL (Foreign)	206,679	269
	BCPG PCL	180,945	130
*	CK Power PCL Foreign Line Warrants Expire 05/28/2020	6,341,340	99
*	Vibhavadi Medical Center PCL Warrants Expire 05/09/2022	4,624,423	81
*	Srisawad Power 1979 PCL Warrants Expire 11/30/2017	126,432	66
*	WHA Corp. PCL Warrants Expire 12/31/2019	201,600	59
*	VGI Global Media PCL Warrants	4,533,368	53
*	BTS Group Hldgs Warrants	5,418,016	41
*	Intouch Holdings PCL (Local)	22,843	40
*	Thoresen Thai Agencies PCL Expire 02/28/2019	701,670	34
*	Italian-Thai Development PCL Warrants Expire 05/13/2019	2,522,957	26
*	Group Lease PCL Warrants Expire 08/01/2018	712,181	15
*	G J Steel PCL Warrants Expire 02/07/2020	9,920,670	15
*	G Steel PCL	1,479,014	13
*	Samart Corp. PCL Warrants Expire 02/11/2018	661,060	5
*	Sansiri PLC Foreign Warrants Expire 11/24/2017	7,803,235	2
*	Thaifoods Group PCL Warrants Expire 04/28/2020	1,805,581	—
*	Precious Shipping PCL Warrants	151,835	—
			2,535,643
Turkey (0.3%)
	Turkiye Garanti Bankasi AS	26,463,174	72,909
	Akbank Turk AS	26,161,748	69,208
	BIM Birlesik Magazalar AS	2,857,440	58,314
	Tupras Turkiye Petrol Rafinerileri AS	1,580,424	56,942
	Turkcell Iletisim Hizmetleri AS	13,660,767	51,190
	KOC Holding AS	9,469,391	42,403
	Eregli Demir ve Celik Fabrikalari TAS	17,368,667	40,819
	Turkiye Is Bankasi	18,570,101	35,049
	Haci Omer Sabanci Holding AS (Bearer)	11,788,898	32,817
	Turkiye Halk Bankasi AS	7,785,089	22,742
	Turkiye Vakiflar Bankasi TAO	13,377,496	22,377
*	Turk Hava Yollari AO	6,906,054	18,953
	Aselsan Elektronik Sanayi Ve Ticaret AS	2,000,858	17,923
*	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	24,343,664	16,989
	Anadolu Efes Biracilik Ve Malt Sanayii AS	2,456,987	14,231
*	Yapi ve Kredi Bankasi AS	10,925,636	13,288

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Tofas Turk Otomobil Fabrikasi AS	1,605,007	13,092
	Petkim Petrokimya Holding AS	7,178,119	12,586
	Ford Otomotiv Sanayi AS	866,833	12,246
	Arcelik AS	2,212,433	12,105
*	Turk Telekomunikasyon AS	6,888,486	11,739
	Enka Insaat ve Sanayi AS	7,433,999	11,287
	Ulker Biskuvi Sanayi AS	1,971,184	10,526
	Turkiye Sise ve Cam Fabrikalari AS	8,215,860	9,653
	TAV Havalimanlari Holding AS	1,912,438	9,535
	Coca-Cola Icecek AS	834,258	8,504
	Tekfen Holding AS	2,030,388	6,869
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	10,216,671	6,536
	Soda Sanayii AS	4,684,638	6,486
*	Koza Altin Isletmeleri AS	621,297	5,398
	Trakya Cam Sanayii AS	4,690,647	5,090
	Turkiye Sinai Kalkinma Bankasi AS	12,134,862	4,385
*	Koza Anadolu Metal Madencilik Isletmeleri AS	2,564,406	4,161
	Turk Traktor ve Ziraat Makineleri AS	171,003	3,417
	Aygaz AS	800,761	3,405
*	Zorlu Enerji Elektrik Uretim AS	7,856,530	3,386
*	Pegasus Hava Tasimaciligi AS	415,392	3,288
*	Logo Yazilim Sanayi Ve Ticaret AS	186,015	2,942
	Yazicilar Holding AS Class A	499,353	2,934
*	Dogan Sirketler Grubu Holding AS	11,815,162	2,873
	Otokar Otomotiv Ve Savunma Sanayi A.S.	98,555	2,865
*	Migros Ticaret AS	406,341	2,800
*	Aksa Enerji Uretim AS Class B	3,010,104	2,727
	Aksa Akrilik Kimya Sanayii AS	759,156	2,675
	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	2,000,476	2,437
*	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS	1,376,680	2,213
*	Vestel Elektronik Sanayi ve Ticaret AS	810,300	2,113
*	Sekerbank TAS	5,118,709	2,069
	Cimsa Cimento Sanayi VE Ticaret AS	545,103	2,061
	Is Gayrimenkul Yatirim Ortakligi AS	5,561,049	1,949
*	Aksigorta AS	2,110,171	1,743
	Alarko Holding AS	859,319	1,692
*	Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS	1,371,910	1,632
	Akcansa Cimento AS	525,770	1,575
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	2,330,569	1,551
	Anadolu Hayat Emeklilik AS	850,241	1,514
	Anadolu Cam Sanayii AS	2,388,454	1,507
*	Afyon Cimento Sanayi TAS	645,143	1,384
	Tat Gida Sanayi AS	920,841	1,356
	EGE Endustri VE Ticaret AS	16,992	1,330
	Torunlar Gayrimenkul Yatirim Ortakligi AS	748,102	1,304
	Albaraka Turk Katilim Bankasi AS	3,610,845	1,239
*	Gubre Fabrikalari TAS	979,264	1,221
	AvivaSA Emeklilik ve Hayat AS	242,269	1,195
*	NET Holding AS	2,181,951	1,191
	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	61,253	1,184
*	Vakif Gayrimenkul Yatirim Ortakligi AS	1,568,394	1,165
*	Dogus Otomotiv Servis ve Ticaret AS	454,892	1,006
*	Ihlas Holding AS	6,005,398	969
*	Turcas Petrol AS	1,261,927	930
*	Bagfas Bandirma Gubre Fabrikalari AS	283,578	785
*	Bizim Toptan Satis Magazalari AS	339,618	733
*	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	373,228	729
	Adana Cimento Sanayii TAS Class A	425,982	720
*	Akenerji Elektrik Uretim AS	2,448,541	595
	Konya Cimento Sanayii AS	8,327	580
*,2	Asya Katilim Bankasi AS	6,861,580	—
			813,336
United Arab Emirates (0.2%)
	Emirates Telecommunications Group Co. PJSC	22,298,866	108,246

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
Emaar Properties PJSC	45,148,466	101,885
First Abu Dhabi Bank PJSC	35,108,879	98,850
Abu Dhabi Commercial Bank PJSC	24,529,626	49,414
DP World Ltd.	2,063,299	48,983
Aldar Properties PJSC	43,517,174	28,231
Dubai Islamic Bank PJSC	16,503,508	27,503
DAMAC Properties Dubai Co. PJSC	21,603,911	23,180
Emaar Malls PJSC	25,603,506	16,071
Dubai Investments PJSC	19,818,843	14,198
Air Arabia PJSC	29,392,310	9,912
* Dana Gas PJSC	44,011,468	8,964
* DXB Entertainments PJSC	39,320,907	7,926
* Arabtec Holding PJSC	9,255,458	7,393
* Dubai Financial Market PJSC	19,632,553	6,195
Al Waha Capital PJSC	10,869,660	5,134
Amanat Holdings PJSC	15,696,519	5,084
* Union Properties PJSC	17,467,015	4,237
* Eshraq Properties Co. PJSC	15,506,493	3,332
* Deyaar Development PJSC	20,444,006	2,962
RAK Properties PJSC	13,400,917	2,589
* Amlak Finance PJSC	8,141,438	2,395
National Central Cooling Co. PJSC	3,997,878	2,282
* Drake & Scull International PJSC	2,692,309	1,457
		586,423
United Kingdom (12.3%)
HSBC Holdings plc	258,078,631	2,520,192
British American Tobacco plc	28,468,419	1,839,357
Royal Dutch Shell plc Class A (XLON)	57,780,709	1,818,942
BP plc	247,702,426	1,680,097
Royal Dutch Shell plc Class B	46,378,109	1,493,263
GlaxoSmithKline plc	62,181,041	1,115,995
AstraZeneca plc	16,298,355	1,102,773
Diageo plc	31,773,238	1,085,029
Vodafone Group plc	342,351,060	979,249
Unilever plc	15,167,767	859,626
Lloyds Banking Group plc	917,861,331	831,986
Prudential plc	33,225,711	815,545
Glencore plc	150,011,498	723,542
Rio Tinto plc	15,301,997	723,189
Reckitt Benckiser Group plc	8,004,763	716,166
Barclays plc	218,509,686	539,224
National Grid plc	44,158,032	531,556
Imperial Brands plc	12,293,507	501,230
BHP Billiton plc	26,723,634	483,853
* Compass Group plc	20,312,950	445,962
Shire plc	8,770,543	432,002
BT Group plc	107,734,696	371,207
Aviva plc	52,129,582	349,711
* Standard Chartered plc	34,677,958	345,391
BAE Systems plc	40,920,217	322,345
CRH plc (XDUB)	8,476,856	319,004
RELX NV (XLON)	13,652,060	314,149
WPP plc	15,768,394	278,776
Rolls-Royce Holdings plc	21,097,668	272,647
Anglo American plc	14,414,733	271,908
Legal & General Group plc	75,993,357	269,442
Tesco plc	105,124,781	253,310
Experian plc	11,942,741	251,616
SSE plc	12,852,878	236,057
Ferguson plc	3,263,542	228,222
Smith & Nephew plc	11,319,776	213,511
London Stock Exchange Group plc	4,020,970	200,805
Standard Life Aberdeen plc	34,928,211	199,310
Associated British Foods plc	4,474,385	198,035

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
* Sky plc	13,278,627	166,307
Ashtead Group plc	6,416,009	165,275
Centrica plc	71,696,208	161,689
Micro Focus International plc	4,554,247	159,967
3i Group plc	12,275,424	156,662
* Royal Bank of Scotland Group plc	41,435,441	155,656
Old Mutual plc	61,085,493	154,959
Carnival plc	2,313,650	152,536
Intertek Group plc	2,085,338	150,231
Persimmon plc	3,960,922	147,409
Burberry Group plc	5,532,138	139,729
Sage Group plc	13,942,574	138,013
Bunzl plc	4,389,547	136,738
InterContinental Hotels Group plc	2,438,566	135,101
Shire plc ADR	900,179	132,893
3 Worldpay Group plc	24,169,581	130,290
Land Securities Group plc	9,279,006	119,178
Randgold Resources Ltd.	1,201,360	118,056
Next plc	1,804,433	117,951
Kingfisher plc	28,294,404	117,639
Whitbread plc	2,362,549	115,876
Mondi plc	4,708,469	113,872
International Consolidated Airlines Group SA (London Shares)	13,353,941	112,787
Barratt Developments plc	12,868,306	111,889
Taylor Wimpey plc	41,637,711	110,344
Johnson Matthey plc	2,449,069	109,954
DCC plc	1,156,930	109,717
RSA Insurance Group plc	13,085,168	109,266
Paddy Power Betfair plc	1,064,886	108,992
Smiths Group plc	5,095,881	106,331
British Land Co. plc	13,301,401	106,202
Rentokil Initial plc	23,748,351	105,903
St. James's Place plc	6,752,354	105,540
ITV plc	47,920,597	104,751
Pearson plc	10,578,037	98,775
Informa plc	10,617,631	98,280
United Utilities Group plc	8,763,915	96,961
Marks & Spencer Group plc	20,987,527	95,922
Segro plc	13,085,768	94,468
GKN plc	22,036,863	92,883
Croda International plc	1,667,948	92,697
Smurfit Kappa Group plc	3,058,841	91,222
Direct Line Insurance Group plc	17,693,816	87,329
Severn Trent plc	3,051,792	85,571
Coca-Cola HBC AG	2,508,338	84,776
DS Smith plc	12,192,866	84,326
CRH plc (XLON)	2,236,929	84,106
Wm Morrison Supermarkets plc	28,028,631	83,449
Berkeley Group Holdings plc	1,636,570	81,323
John Wood Group plc	8,505,050	80,423
TUI AG (XLON)	4,315,632	77,946
Bellway plc	1,598,846	77,522
Halma plc	4,927,249	77,314
* Just Eat plc	7,384,002	76,499
G4S plc	20,169,865	75,263
Weir Group plc	2,876,927	74,584
Hammerson plc	10,490,339	73,026
Melrose Industries plc	24,595,492	71,841
Spirax-Sarco Engineering plc	951,932	71,430
Meggitt plc	10,138,854	69,797
Hiscox Ltd.	3,574,600	67,785
J Sainsbury plc	20,996,750	67,615
Schroders plc	1,451,673	67,354
Hargreaves Lansdown plc	3,151,551	66,203

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Rightmove plc	1,199,362	66,168
	Admiral Group plc	2,588,880	66,136
	RPC Group plc	5,254,362	65,757
	Travis Perkins plc	3,236,613	65,338
	British American Tobacco plc ADR	953,328	61,394
	Capita plc	8,500,258	59,197
	Royal Mail plc	11,850,506	58,888
	Booker Group plc	21,758,644	58,132
	Pennon Group plc	5,488,272	57,883
*	Cobham plc	31,026,939	57,265
	Investec plc	8,327,392	56,982
	IMI plc	3,506,994	56,904
	Antofagasta plc	4,477,227	56,743
	NEPI Rockcastle plc	4,060,473	56,525
	BBA Aviation plc	13,361,614	56,449
	Inchcape plc	5,423,161	56,292
3	Auto Trader Group plc	12,104,832	55,045
	B&M European Value Retail SA	10,430,878	55,040
	Royal Dutch Shell plc Class A (XAMS)	1,718,504	54,112
	Man Group plc	20,972,820	53,934
	Electrocomponents plc	5,789,005	53,393
	Phoenix Group Holdings	5,208,654	52,355
	TP ICAP plc	7,214,035	52,160
	Spectris plc	1,533,209	52,127
	Tate & Lyle plc	6,029,314	51,794
	Playtech plc	3,891,314	50,847
*,^	Metro Bank plc	1,062,297	50,161
*	BTG plc	4,976,478	49,818
	easyJet plc	2,797,784	49,759
*	Paysafe Group plc	6,187,567	48,163
	Inmarsat plc	5,821,478	48,019
	SSP Group plc	6,151,832	47,776
	UBM plc	5,112,463	47,762
*,^	CYBG plc	11,362,392	47,524
	GVC Holdings plc	3,789,569	47,186
	Intermediate Capital Group plc	3,584,736	46,288
	Derwent London plc	1,300,090	46,209
3	Merlin Entertainments plc	9,080,900	45,680
*	Indivior plc	9,171,635	45,260
	Beazley plc	6,707,532	44,996
3	ConvaTec Group plc	16,897,316	43,964
	Jupiter Fund Management plc	5,492,387	43,338
	Hays plc	17,332,338	42,905
*	Tullow Oil plc	17,625,824	42,649
	Howden Joinery Group plc	7,826,263	42,622
	Shaftesbury plc	3,141,678	41,337
	Fresnillo plc	2,362,508	40,858
	IG Group Holdings plc	4,658,514	40,424
	UDG Healthcare plc	3,236,974	39,746
	NMC Health plc	1,029,604	39,563
	Rotork plc	11,256,924	39,282
	Mediclinic International plc	5,077,506	39,246
	WH Smith plc	1,435,360	39,024
	Ladbrokes Coral Group plc	23,006,370	38,927
	William Hill plc	11,276,056	38,694
	Aggreko plc	3,102,216	38,607
	Polymetal International plc	3,306,234	38,411
	HomeServe plc	3,310,894	37,646
	Saga plc	14,480,258	36,750
	Close Brothers Group plc	1,964,630	36,234
	Babcock International Group plc	3,349,875	36,121
	Micro Focus International plc ADR	1,020,265	35,638
	Tritax Big Box REIT plc	18,200,760	35,610
	Britvic plc	3,532,456	35,507

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Great Portland Estates plc	4,297,390	35,500
	NEX Group plc	4,118,021	34,656
	Victrex plc	1,066,932	33,972
^	Capital & Counties Properties plc	9,519,964	33,665
	Intu Properties plc	11,618,263	33,354
	Dechra Pharmaceuticals plc	1,193,126	32,582
	Balfour Beatty plc	8,939,666	32,522
*	KAZ Minerals plc	2,965,634	32,022
	Daily Mail & General Trust plc	3,456,033	31,830
	Grafton Group plc	2,866,794	31,322
*,3	Wizz Air Holdings plc	716,269	31,158
	Moneysupermarket.com Group plc	7,156,653	30,878
	Bodycote plc	2,468,831	30,707
	Dixons Carphone plc	13,011,808	29,971
	Renishaw plc	451,343	29,693
	UNITE Group plc	3,165,886	29,576
	Greene King plc	4,028,389	28,946
3	Sophos Group plc	3,433,909	28,317
	Domino's Pizza Group plc	6,320,228	28,177
	Thomas Cook Group plc	17,702,436	28,166
^	Hikma Pharmaceuticals plc	1,801,011	27,838
	AVEVA Group plc	829,114	27,778
	Bovis Homes Group plc	1,731,664	27,053
	Jardine Lloyd Thompson Group plc	1,556,758	26,945
*	BCA Marketplace plc	9,727,449	26,895
	Cranswick plc	637,737	26,088
	National Express Group plc	5,337,560	26,056
	Pagegroup plc	4,146,498	25,757
	Centamin plc	13,914,113	25,752
	Lancashire Holdings Ltd.	2,555,116	25,495
	Ashmore Group plc	4,955,163	25,335
	IWG plc	8,637,053	24,711
	Redrow plc	2,823,099	24,413
	Crest Nicholson Holdings plc	3,228,809	24,297
	Ultra Electronics Holdings plc	985,961	23,875
	Evraz plc	6,219,601	23,838
	QinetiQ Group plc	7,344,608	23,808
	Genus plc	760,157	23,740
	Essentra plc	3,310,911	23,408
^	Provident Financial plc	1,885,204	23,332
	Greencore Group plc	8,993,506	23,027
	Cineworld Group plc	2,589,444	22,847
*	Firstgroup plc	15,517,081	22,668
	Paragon Banking Group plc	3,565,381	22,501
	Synthomer plc	3,444,174	22,396
	JD Sports Fashion plc	4,695,736	22,300
	BGEO Group plc	471,647	22,273
	Elementis plc	5,859,112	22,126
*	Serco Group plc	13,898,106	21,526
	Greggs plc	1,266,646	21,431
	Rathbone Brothers plc	622,625	21,185
*,^	Ocado Group plc	5,538,152	21,159
	Vesuvius plc	2,701,377	21,075
	Senior plc	5,453,446	20,887
*	Cairn Energy plc	7,423,451	20,847
	LondonMetric Property plc	8,864,439	20,755
	Dignity plc	641,185	20,642
	Savills plc	1,651,902	20,464
	Grainger plc	5,406,554	19,995
	Diploma plc	1,381,598	19,787
	Drax Group plc	5,278,731	19,475
3	Countryside Properties plc	4,056,524	19,147
^	TalkTalk Telecom Group plc	6,686,827	18,963
	Big Yellow Group plc	1,786,305	18,457

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Petrofac Ltd.	3,289,431	18,326
	Assura plc	22,519,172	18,077
	AA plc	7,835,412	17,822
	SIG plc	7,692,773	17,619
3	John Laing Group plc	4,627,772	17,544
	Hill & Smith Holdings plc	987,604	17,350
3	ZPG plc	3,728,075	17,331
	Workspace Group plc	1,457,716	17,138
3	Hastings Group Holdings plc	4,065,622	17,007
	Card Factory plc	4,071,271	16,979
	Kier Group plc	1,229,807	16,977
	Galliford Try plc	1,044,320	16,924
	SuperGroup plc	679,874	16,741
	J D Wetherspoon plc	1,001,960	16,565
3	Ibstock plc	4,849,234	15,980
	Brewin Dolphin Holdings plc	3,392,597	15,926
	Entertainment One Ltd.	4,179,050	15,676
*,^	Sports Direct International plc	2,915,525	15,313
	NewRiver REIT plc	3,394,254	15,103
	Just Group plc	7,373,684	15,093
	Safestore Holdings plc	2,532,279	14,961
	Morgan Advanced Materials plc	3,582,617	14,942
3	McCarthy & Stone plc	6,884,350	14,627
3	Spire Healthcare Group plc	3,628,957	14,319
	Fidessa Group plc	472,159	14,277
	Mitie Group plc	4,526,877	14,245
	Virgin Money Holdings UK plc	3,672,521	14,227
	Dairy Crest Group plc	1,763,921	14,221
	Stobart Group Ltd.	3,680,771	13,816
	Laird plc	6,165,254	13,351
	Ted Baker plc	355,817	13,094
	Go-Ahead Group plc	555,672	13,063
	Ferrexpo plc	3,841,507	12,968
	Vedanta Resources plc	1,095,507	12,919
	esure Group plc	3,597,160	12,833
	Polypipe Group plc	2,314,241	12,689
	F&C Commercial Property Trust Ltd.	6,679,087	12,650
	Computacenter plc	945,948	12,498
*	Hunting plc	1,787,141	12,442
*	Aldermore Group plc	3,066,837	12,259
	Stagecoach Group plc	5,489,754	12,160
	Dunelm Group plc	1,224,159	11,903
	Telecom Plus plc	723,892	11,728
	De La Rue plc	1,257,710	11,687
	Marston's plc	8,092,457	11,457
	Fenner plc	2,482,148	11,369
*	Vectura Group plc	8,487,357	11,270
	Halfords Group plc	2,566,840	11,265
	OneSavings Bank plc	2,087,321	11,235
	St. Modwen Properties plc	2,211,345	11,176
	RPS Group plc	2,853,533	11,149
	Pets at Home Group plc	4,661,069	10,905
*	EI Group plc	6,093,658	10,884
	Keller Group plc	858,402	10,679
	Renewi plc	7,730,946	10,656
^	Hansteen Holdings plc	5,653,173	10,280
^	NCC Group plc	3,326,086	10,158
	Restaurant Group plc	2,508,250	10,117
	Mitchells & Butlers plc	2,974,170	10,091
	PZ Cussons plc	2,298,801	10,089
	Northgate plc	1,688,270	10,040
	UK Commercial Property Trust Ltd.	8,408,233	9,773
	888 Holdings plc	2,871,347	9,559
	Hochschild Mining plc	3,184,997	9,324

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

					Market
					Value
				Shares	($000)
	Chesnara plc			1,822,201	9,317
	KCOM Group plc			6,525,911	9,315
	Debenhams plc			14,963,366	8,694
	Oxford Instruments plc			672,878	8,491
	Chemring Group plc			3,679,972	8,430
	Redefine International plc			15,977,955	7,881
	N Brown Group plc			1,966,890	7,870
*	Allied Minds plc			3,295,346	7,647
*	Imagination Technologies Group plc			3,169,514	7,601
	Picton Property Income Ltd.			6,505,061	7,430
	International Personal Finance plc			2,748,589	7,367
	ITE Group plc			3,094,445	7,306
*	Ophir Energy plc			8,297,902	7,190
	Rank Group plc			2,245,692	7,099
*	Petra Diamonds Ltd.			6,504,097	6,649
	Devro plc			2,029,913	6,561
*,^	Premier Oil plc			6,680,727	6,041
	Gocompare.Com Group plc			4,036,792	5,458
	Lookers plc			3,834,537	5,342
*	Nostrum Oil & Gas plc			1,023,721	5,116
	Foxtons Group plc			4,774,775	5,016
*,^	AO World plc			3,394,714	4,955
	Daejan Holdings plc			59,176	4,871
	Schroder REIT Ltd.			6,062,980	4,807
	Helical plc			1,172,864	4,794
	Soco International plc			2,923,786	4,525
	Acacia Mining plc			1,886,808	4,518
*	Premier Foods plc			8,104,716	4,221
*	Jimmy Choo plc			1,223,672	3,739
*,^	Countrywide plc			2,040,396	3,380
	Carillion plc			5,566,311	3,361
3	CMC Markets plc			1,484,261	3,135
*	Lamprell plc			2,972,070	2,921
*	Interserve plc			2,508,544	2,430
	WPP plc ADR			25,080	2,214
*	Mothercare plc			943,777	1,216
	Xaar plc			20,714	135
*,^,2	Afren plc			7,677,368	—
					38,774,431
Total Common Stocks (Cost $263,911,068)					312,463,607
Preferred Stocks (0.0%)
*	Vedanta Ltd. Pfd. (Cost $3,402)			21,927,908	3,504

		Coupon
Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.2%)
6,7	Vanguard Market Liquidity Fund	1.246%		72,010,435	7,201,763

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
8	United States Cash Management Bill	1.048%	1/2/18	26,000	25,953
8	United States Treasury Bill	1.046%	11/9/17	15,000	14,997
8	United States Treasury Bill	1.056%	11/24/17	20,000	19,988
	United States Treasury Bill	1.099%	2/1/18	20,000	19,943
8	United States Treasury Bill	1.122%	2/8/18	30,500	30,407
8	United States Treasury Bill	1.093%	2/22/18	2,000	1,993

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
8	United States Treasury Bill	1.087%	3/1/18	50,000	49,806
8	United States Treasury Bill	1.169%	3/22/18	37,000	36,828
					199,915
Total Temporary Cash Investments (Cost $7,401,365)					7,401,678
Total Investments (101.3%) (Cost $271,315,835)					319,868,789
Other Assets and Liabilities—Net (-1.3%)[6,9]					(4,233,830)
Net Assets (100%)					315,634,959

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,917,714,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 1.4%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $3,281,280,000, representing 1.0% of net assets.
4 “Other” represents securities that are not classified by the fund’s benchmark index.
5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6 Includes $4,813,525,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Securities with a value of $153,252,000 have been segregated as initial margin for open futures contracts.
9 Cash of $85,908,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
CP—Commercial Paper.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1130 122017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund

In our opinion, the accompanying statement of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

December 19, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 21, 2017
VANGUARD STAR FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 21, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.